As filed with the Securities and Exchange Commission on January 29, 2008

Securities Act File No. 33-8021

Investment Company Act File No. 811-4801

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☐

PRE-EFFECTIVE AMENDMENT NO.	☐

POST-EFFECTIVE AMENDMENT NO. 47	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

AMENDMENT NO. 42

(Check appropriate box or boxes)

SUNAMERICA EQUITY FUNDS

(Exact Name of Registrant as Specified in Charter)

Harborside Financial Center

3200 Plaza 5

Jersey City, NJ 07311-4992

(Address of Principal Executive Office) (Zip Code)

Registrant’s telephone number, including area code: (800) 858-8850

Gregory N. Bressler

General Counsel

AIG SunAmerica Asset Management Corp.

Harborside Financial Center

3200 Plaza 5

Jersey City, NJ 07311-4992

(Name and Address for Agent for Service)

Copy to:

Margery K. Neale, Esq.

Willkie Farr & Gallagher, LLP

787 Seventh Avenue

New York, NY 10019

Approximate Date of Proposed Public Offering:

As soon as practical after this Registration Statement becomes effective.

It is proposed that this filing will become effective (check appropriate box)

☒	immediately upon filing pursuant to paragraph (b)

☐	on (date) pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1).

☐	75 days after filing pursuant to paragraph (a)(2)

☐	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

January 29, 2008 PROSPECTUS

SUNAMERICA EQUITY FUNDS

SunAmerica Blue Chip Growth Fund

SunAmerica Growth Opportunities Fund

SunAmerica New Century Fund

SunAmerica Growth and Income Fund

SunAmerica Balanced Assets Fund

SunAmerica International Equity Fund

SunAmerica Value Fund

SunAmerica Disciplined Growth Fund*

SunAmerica International Small-Cap Fund

* On May 15, 2007, the name of the Tax Managed Equity Fund was changed to the SunAmerica Disciplined Growth Fund.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund Highlights

Q&A

Blue Chip represents common stock of a nationally known company that is well established in its industry. Such companies will generally have seasoned management, solid financial fundamentals and a leading market position.

Market capitalization represents the total market value of the outstanding securities of a corporation. For specific market capitalization ranges, see page 3.

When deemed appropriate by the Adviser, a Fund may engage in active trading when it frequently trades its portfolio securities to achieve its investment goal.

The “growth” oriented philosophy to which the Blue Chip Growth, Growth Opportunities, New Century, International Small-Cap and Disciplined Growth Funds subscribe and the Growth and Income Fund, Balanced Assets Fund and International Equity Fund partly subscribe — that of investing in securities believed to offer the potential for long-term growth of capital — focuses on securities considered: to have a historical record of above-average earnings growth; to have significant potential for earnings growth; to have above-average earnings growth or value, or the ability to sustain earnings growth; to offer proven or unusual products or services; or to operate in industries experiencing increasing demand.

The “value” oriented philosophy to which the Value Fund subscribes and the Growth and Income Fund and International Equity Fund partly subscribe — that of investing in securities believed to be undervalued in the market — reflects a contrarian approach, in that the potential for superior relative performance is believed to be highest when stocks of fundamentally solid companies are out of favor. The selection criteria is usually calculated to identify stocks of large, well known companies with solid financial strength and generous dividend yields that have low price-earnings ratios and have generally been overlooked by the market.

Conservation of principal is a goal which aims to invest in a manner that tries to protect the value of your investment against market movements and other economic events.

“Investment-grade” fixed income securities are rated in one of the top four ratings categories by a debt rating agency (or are considered of comparable quality by the Adviser).

The strategy of “international” investing that the International Equity and International Small-Cap Funds follow involves investing in a number of different countries throughout the world, and may incorporate, in any combination, elements of value investing, growth investing and country allocation.

The following questions and answers are designed to give you an overview of the ten SunAmerica Equity Funds (each a “Fund” and collectively, the “Funds”) and to provide you with information about the Funds and their investment goals, principal strategies and principal investment techniques. Each investment goal, principal investment strategy and principal investment technique may be changed without shareholder approval. You will receive at least 60 days’ notice of any change to the 80% investment policies set forth below. There can be no assurance that any Fund’s investment goal will be met or that the net return on an investment in a Fund will exceed what could have been obtained through other investment or savings vehicles. More complete investment information is provided in the chart under “More Information About the Funds,” on pages 32 to 34, and the glossary that follows on pages 35 to 37.

Q:	What are the Funds’ investment goals, strategies and techniques?

A:

Fund	Investment Goal	Principal Investment Strategy	Principal Investment Techniques

Blue Chip Growth Fund	capital appreciation	growth	active trading of equity securities of Blue Chip companies that demonstrate the potential for capital appreciation. At least 80% of the Fund’s net assets, plus any borrowing for investment purposes, will be invested in Blue Chip companies.

Growth Opportunities Fund	capital appreciation	growth	active trading of equity securities that demonstrate the potential for capital appreciation, issued generally by small-cap companies

New Century Fund	capital appreciation	growth	active trading of equity securities that demonstrate the potential for capital appreciation, without regard to market capitalization

Growth and Income Fund	capital appreciation and current income	growth and value	active trading of equity securities issued by companies of any size that pay dividends, demonstrate the potential for capital appreciation and/or are believed to be undervalued in the market

Balanced Assets Fund	capital appreciation and conservation of principal	asset allocation and growth	active trading partly in equity securities that demonstrate the potential for capital appreciation issued by companies with market capitalization of over $1.5 billion, and partly in investment-grade fixed income securities

Value Fund	long-term growth of capital	value	active trading of equity securities selected on the basis of value criteria, issued by companies of any market capitalization, that offer the potential for long-term growth of capital

International Equity Fund	capital appreciation	international	active trading of equity securities and other securities with equity characteristics of non-U.S. issuers located in a number of different countries other than the United States and selected without regard to market capitalization. At least 80% of the Fund’s net assets, plus any borrowing for investment purposes, will be invested in equity securities.

Fund	Investment Goal	Principal Investment Strategy	Principal Investment Techniques

Disciplined Growth Fund	capital appreciation	growth	active trading of equity securities that demonstrate the potential for capital appreciation, without regard to market capitalization

International Small-Cap Fund	long-term capital appreciation	international	active trading of equity and equity-related securities of non-U.S. small-cap companies throughout the world, including emerging market countries. Under normal circumstances, at least 80% of the Fund’s net assets, plus any borrowings for investment purposes, will be invested in such securities.

Additional Information About the New Century Fund’s Techniques

The New Century Fund will invest in companies and market sectors believed to offer rapid growth opportunities and trends. These dynamic economic sectors rapidly develop and evolve through, or as a result of, technological advancement and innovation. Examples of these sectors may include computer systems and software, internet, broadcasting, telecommunications, publishing, health care, specialty pharmaceuticals, biotechnology, electronics, data storage and security. The New Century Fund may also invest in companies the Adviser believes will experience strong growth in traditional economic sectors, such as retail services, apparel, leisure, banking, household products, and food. The relative size of the Fund’s investments in different sectors will vary from time to time, and at times an industry mentioned above may not be represented in the Fund’s holdings.

Additional Information about the Disciplined Growth Fund’s Techniques

The Fund will invest in companies that the portfolio manager identifies through extensive quantative and fundamental research. In selecting stocks, the portfolio manager focuses on individual stock selection, utilizing quantitative screens that rely on a combination of growth, value and behavorial factors. Examples of the screens used include screens that relate to price ratios (value), earnings information (growth) and certain behavorial characteristics of the stocks relating to share repurchases, earnings and other factors (behavorial). The portfolio manager may modify or eliminate the specific screens used or the emphasis placed on any particular screen from time to time in his discretion.

Additional Information about the International Equity and International Small-Cap Funds’ Techniques

Under normal circumstances, at least 80% of the International Equity Fund’s net assets, plus any borrowings for investment purposes, will be invested in equity securities. Under normal circumstances, at least 80% of the International Small-Cap Fund’s net assets, plus any borrowings for investment purposes, will be invested in equity securities and equity related securities of non-U.S. small-cap companies throughout the world, including emerging market countries. The International Equity Fund’s investments may include investments in securities of emerging market countries. However, investments in emerging market countries will not exceed 30% of the Fund’s net assets. Equity securities in which the Funds may invest may include common stock, preferred stock, convertible securities and depository receipts. The Funds are not limited in the amount they invest in any one country. The subadviser will seek to select a wide range of industries and companies.

Market Capitalization Ranges

Companies are determined to be large-cap companies, mid-cap companies or small-cap companies based upon the market capitalization of companies that are members of certain Russell Indexes during the most recent 12-month period. Please refer to the glossary on page 35 for additional information about the definition of market capitalization ranges. A company is determined to be a large-cap company, mid-cap company or small-cap company based upon its market capitalization at the time its security is purchased. The Funds’ market capitalization ranges will change over time as Russell adds and deletes companies from its indexes. As of December 31, 2007, the market capitalization ranges were as follows: $8.4 billion or less for the small-cap category, between $0.48 billion and $42 billion for the mid-cap category; and $0.48 billion or more for the large-cap category.

With respect to the International Small-Cap Fund, the definition of “small-cap company” is dependent on the size of the market. The Subadviser will determine company size on a country-specific basis. The Fund will invest primarily in small-cap companies whose capitalization, at the time of purchase, does not exceed U.S. $3.5 billion.

Fund Highlights

Q.	What are the principal risks of investing in the Funds?

A:	The following section describes the principal risks of each Fund, while the chart on pages 32 to 34 describes various additional risks.

Risks of Investing in Equity Securities — All Funds

The Blue Chip Growth, Growth Opportunities, New Century, Growth and Income, Value, International Equity, Disciplined Growth and International Small-Cap Funds invest primarily in equity securities. In addition, the Balanced Assets Fund invests significantly in equity securities. As with any equity fund, the value of your investment in any of these Funds may fluctuate in response to stock market movements. You should be aware that the performance of different types of equity stocks may rise or decline under varying market conditions — for example, “value” stocks may perform well under circumstances in which “growth” stocks in general have fallen. In addition, individual stocks selected for any of these Funds may underperform the market generally.

Additional Principal Risks — All Funds

Shares of the Funds are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that a Fund will be able to achieve its investment goals. If the value of the assets of a Fund goes down, you could lose money.

Additional Principal Risks Specific to the Growth Opportunities, New Century, Growth and Income, Balanced Assets, Value, International Equity, Disciplined Growth and International Small-Cap Funds

Stocks of small-cap companies, and to a lesser extent, mid-cap companies, may be more volatile than, and not as readily marketable as, those of larger companies.

Additional Principal Risks Specific to the Balanced Assets Fund

As with any bond fund, the value of your investment in the Balanced Assets Fund may go up or down in response to changes in interest rates or defaults (or even the potential for future default) by bond issuers. As interest rates rise, bond prices typically fall; and as interest rates fall, bond prices typically rise. Movements in the bond market generally may affect the Balanced Assets Fund’s performance.

An issuer of securities held in the Balanced Assets Fund’s portfolio may not be able to honor its financial obligations, including its obligations to the Balanced Assets Fund.

Additional Principal Risks Specific to the Value, International Equity Fund

These Funds are organized as “non-diversified” funds. As non-diversified funds, they can invest a larger portion of assets in the stock of fewer companies or a single company than can some other mutual funds. By investing in a smaller number of investments, each Fund’s risk is increased because the effect of each holding on its performance is greater.

Additional Principal Risks Specific to the International Equity Fund and International Small-Cap Fund

While investing internationally may reduce your risk by increasing the diversification of your overall portfolio, the value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities. Also, while the International Equity Fund and International Small-Cap Fund seek to invest in a diverse range of countries, volatility in a single country or region in which a Fund invests a significant portion of its assets may effect performance. In addition, the markets of emerging market countries are typically more volatile and potentially less liquid than more developed markets.

Q:	How have the Funds performed historically?

A:	The following Risk/Return Bar Charts and Tables illustrate the risks of investing in the Funds by showing changes in each Fund’s performance from calendar year to calendar year, and compare the Funds’ average annual returns, before and after taxes, to those of an appropriate market index. Sales charges are not reflected in the Bar Charts. If these amounts were reflected, returns would be less than those shown. Of course, past performance (before and after taxes) is not necessarily an indication of how a Fund will perform in the future.

BLUE CHIP GROWTH FUND        (Class A)

During the 10-year period shown in the
Bar Chart, the highest return for a quarter was 30.44% (quarter ended December 31, 1999) and the lowest return for a quarter was -19.97% (quarter ended September 30, 2001).

Average Annual Total Returns (as of the calendar year ended December 31, 2007)		Past One Year	Past Five Years	Past Ten Years	Class C Since Inception[2]	Class I Since Inception[2]
Blue Chip Growth Fund[1]	Class B	8.74%	8.96%	3.04%	N/A	N/A
	Class C	11.47%	9.12%	N/A	-0.34%	N/A
	Class I	13.87%	10.33%	N/A	N/A	2.43%
Return Before Taxes (Class A)		6.96%	8.75%	3.06%	N/A	N/A
Return After Taxes on Distributions (Class A)		6.96%	8.75%	2.27%	N/A	N/A
Return After Taxes on Distributions and Sale of Fund Shares (Class A)[3]		4.52%	7.61%	2.35%	N/A	N/A
S&P 500® Index[4]		5.49%	12.83%	5.91%	3.21%	6.11%
Russell 1000® Growth Index[5]		11.81%	12.11%	3.83%	0.03%	4.12%
Morningstar Large Growth Category[6]		13.35%	12.75%	5.28%	1.48%	4.44%

[1]	Includes sales charges.
[2]	Inception Date - Class A: 10/08/93; Class B: 03/13/85; Class C: 02/02/99; Class I: 11/19/01. Class II shares were redesignated as Class C shares of the Portfolio on February 23, 2004.
[3]

When the return after taxes on distributions and sale of Fund shares is higher, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

[4]	The S&P 500® Index is the Standard & Poor’s 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.
[5]	The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.
[6]

Developed by Morningstar, the Morningstar Large Growth Category currently reflects a group of mutual funds that have portfolios with median market capitalizations, price/earnings ratios, and price/book ratios similar to those of the Fund. You may not invest directly in the Morningstar Large Growth Category, or in the S&P 500® Index or Russell 1000® Growth Index and, unlike the Fund, categories and benchmarks do not incur fees and expenses.

The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. An investor’s actual after-tax returns depend on the investor’s tax situation and may differ from those shown in the above table. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance, before and after taxes, is not indicative of how the Funds will perform in the future.

After tax returns are shown only for Class A. After tax returns for other classes will vary.

Fund Highlights

GROWTH OPPORTUNITIES FUND        (Class A)

During the 10-year period shown in the Bar Chart, the highest return for a quarter was 55.18% (quarter ended December 31, 1999) and the lowest return for a quarter was -27.06% (quarter ended June 30, 2002).

Average Annual Total Returns (as of the calendar year ended December 31, 2007)		Past One Year	Past Five Years	Past Ten Years	Class C Since Inception[2]	Class I Since Inception[2]

Growth Opportunities Fund[1]	Class B	-11.10%	9.28%	3.11%	N/A	N/A
	Class C	-8.34%	9.54%	N/A	-0.06%	N/A
	Class I	-6.40%	10.67%	N/A	N/A	-0.24%
Return Before Taxes (Class A)		-12.09%	9.05%	3.09%	N/A	N/A
Return After Taxes on Distributions (Class A)		-12.09%	9.05%	2.10%	N/A	N/A
Return After Taxes on Distributions and Sale of Fund Shares (Class A)[3]		-7.86%	7.88%	2.23%	N/A	N/A
Russell 2000® Growth Index[4]		7.05%	16.50%	4.32%	4.35%	8.30%
Morningstar Small Growth Category[5]		7.59%	15.63%	7.21%	8.11%	7.74%

[1]	Includes sales charges.
[2]	Inception Date - Class A: 01/28/87; Class B: 10/04/93; Class C: 02/02/99; Class I: 11/16/01. Class II shares were redesignated as Class C shares of the Portfolio on February 23, 2004.
[3]

When the return after taxes on distributions and sale of Fund shares is higher, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

[4]	The Russell 2000® Growth Index measures the performance of those Russell 2000 companies considered to have relatively higher price-to-book ratios and forecasted growth rates.
[5]

Developed by Morningstar, the Morningstar Small Growth Category currently reflects a group of mutual funds that have portfolios with median market capitalizations, price/earnings ratios, and price/book ratios similar to those of the Fund. You may not invest directly in the Morningstar Small Growth Category, or in the Russell 2000® Growth Index, and, unlike the Fund, categories and benchmarks do not incur fees or expenses.

The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. An investor’s actual after-tax returns depend on the investor’s tax situation and may differ from those shown in the above table. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance, before and after taxes, is not indicative of how the Funds will perform in the future.

After tax returns are shown only for Class A. After tax returns for other classes will vary.

NEW CENTURY FUND        (Class A)

During the 10-year period shown in the Bar Chart, the highest return for a quarter was 60.23% (quarter ended December 31, 1999) and the lowest return for a quarter was -27.74% (quarter ended September 30, 2001).

Average Annual Total Returns (as of the calendar year ended December 31, 2007)		Past One Year	Past Five Years	Past Ten Years	Class C Since Inception[2]
New Century Fund[1]	Class B	-6.16%	10.98%	3.82%	N/A
	Class C	-3.10%	11.44%	N/A	4.08%
Return Before Taxes (Class A)		-7.18%	10.74%	3.77%	N/A
Return After Taxes on Distributions (Class A)		-7.18%	10.74%	2.14%	N/A
Return After Taxes on Distributions and Sale of Fund Shares (Class A)[3]		-4.66%	9.38%	2.43%	N/A
Russell Mid-Cap® Growth Index[4]		11.43%	17.90%	7.59%	7.62%
Morningstar Mid-Cap Growth Category[5]		15.09%	16.33%	8.06%	8.04%

[1]	Includes sales charges.
[2]	Inception Date: Class A: 01/28/87; Class B: 09/24/93; Class C: 02/02/98. Class II shares were redesignated as Class C shares of the Portfolio on February 23, 2004.
[3]

When the return after taxes on distributions and sale of Fund shares is higher, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

[4]	The Russell Mid-Cap® Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values.
[5]

Developed by Morningstar, the Morningstar Mid-Cap Growth Objective Category currently reflects a group of mutual funds that have portfolios with median market capitalizations, price/earning ratios, and price/book ratios similar to those at the Fund. You may not invest directly in the Morningstar Mid-Cap Growth Objective Category or in the Russell Mid-Cap® Growth Index, and, unlike the Fund, categories and benchmarks do not incur fees and expenses.

The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. An investor’s actual after-tax returns depend on the investor’s tax situation and may differ from those shown in the above table. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance, before and after taxes, is not indicative of how the Funds will perform in the future.

After tax returns are shown only for Class A. After tax returns for other classes will vary.

Fund Highlights

GROWTH AND INCOME FUND        (Class A)

During the 10-year period shown in the Bar Chart, the highest return for a quarter was 23.68% (quarter ended December 31, 1999) and the lowest return for a quarter was -19.61% (quarter ended September 30, 2001).

Average Annual Total Returns (as of the calendar year ended December 31, 2007)		Past One Year	Past Five Years	Past Ten Years	Class C Since Inception[2]	Class I Since Inception[2]
Growth and Income Fund[1]	Class B	1.59%	9.58%	3.02%	N/A	N/A
	Class C	4.60%	9.89%	N/A	2.66%	N/A
	Class I	6.56%	10.82%	N/A	N/A	3.84%
Return Before Taxes (Class A)		0.25%	9.32%	2.94%	N/A	N/A
Return After Taxes on Distributions (Class A)		0.19%	9.27%	2.45%	N/A	N/A
Return After Taxes on Distributions and Sale of Fund Shares (Class A)[3]		0.24%	8.11%	2.30%	N/A	N/A
S&P 500® Index[4]		5.49%	12.83%	5.91%	5.84%	6.11%
Morningstar Large Blend Category[5]		6.16%	12.63%	5.92%	5.01%	5.73%

[1]	Includes sales charges.
[2]	Inception Date: Class A: 07/01/94; Class B: 07/06/94; Class C: 02/02/98; Class I: 11/16/01. Class II shares were redesignated as Class C shares of the Portfolio on February 23, 2004.
[3]

When the return after taxes on distributions and sale of Fund shares is higher, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

[4]	The S&P 500® Index is the Standard & Poor’s 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.
[5]

Developed by Morningstar, the Morningstar Large Blend Category currently reflects a group of mutual funds that have portfolios with median market capitalizations, price/earnings ratios, and price/book ratios similar to those of the Fund. You may not invest directly in the Morningstar Large Blend Category, or in the S&P 500® Index and, unlike the Fund, categories and benchmarks do not incur fees and expenses.

The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. An investor’s actual after-tax returns depend on the investor’s tax situation and may differ from those shown in the above table. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance, before and after taxes, is not indicative of how the Funds will perform in the future.

After tax returns are shown only for Class A. After tax returns for other classes will vary.

BALANCED ASSETS FUND        (Class A)

During the 10-year period shown in the Bar Chart, the highest return for a quarter was 15.57% (quarter ended December 31, 1998) and the lowest return for a quarter was -12.48% (quarter ended September 30, 2001).

Average Annual Total Returns (as of the calendar year ended December 31, 2007)		Past One Year	Past Five Years	Past Ten Years	Class C Since Inception[2]	Class I Since Inception[2]
Balanced Assets Fund[1]	Class B	1.04%	6.14%	2.70%	N/A	N/A
	Class C	4.10%	6.46%	N/A	0.14%	N/A
	Class I	6.08%	7.43%	N/A	N/A	3.02%
Return Before Taxes (Class A)		-0.25%	5.91%	2.66%	N/A	N/A
Return After Taxes on Distributions (Class A)		-0.61%	5.59%	1.61%	N/A	N/A
Return After Taxes on Distributions and Sale of Fund Shares (Class A)[3]		0.06%	5.00%	1.86%	N/A	N/A
S&P 500® Index[4]		5.49%	12.83%	5.91%	3.21%	6.11%
Balanced Assets Blended Benchmark Index[5]		6.22%	9.51%	6.26%	4.46%	6.00%
Lehman Brothers Aggregate Bond Index[6]		6.97%	4.42%	5.97%	5.65%	5.26%
Morningstar Moderate Allocation Category[7]		5.99%	10.24%	5.99%	4.63%	6.15%

[1]	Includes sales charges.
[2]	Inception Date: Class A: 09/24/93; Class B: 01/29/85; Class C 02/02/99; Class I: 11/16/01. Class II shares were redesignated as Class C shares of the Portfolio on February 23, 2004.
[3]

When the return after taxes on distributions and sale of Fund shares is higher, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

[4]	The S&P 500® Index is the Standard & Poor’s 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.
[5]	The Balanced Assets Blended Benchmark Index is comprised of the S&P 500® Index (60%) and Lehman Brothers Aggregate Bond Index (40%). This index is calculated by the Adviser.
[6]

The Lehman Brothers Aggregate Bond Index represents securities that are domestic, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

[7]

Developed by Morningstar, the Morningstar Moderate Allocation Category currently reflects a group of mutual funds that have portfolios with median market capitalizations, price/earnings ratios, and price/book ratios similar to those of the Fund. You may not invest directly in the Morningstar Moderate Allocation Category, or in S&P 500® Index, the Balanced Assets Blended Benchmark Index or Lehman Brothers Aggregate Bond Index and, unlike the Fund, categories and benchmarks do not incur fees and expenses.

The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. An investor’s actual after-tax returns depend on the investor’s tax situation and may differ from those shown in the above table. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance, before and after taxes, is not indicative of how the Funds will perform in the future.

After tax returns are shown only for Class A. After tax returns for other classes will vary.

Fund Highlights

INTERNATIONAL EQUITY FUND*        (Class A)

During the 10-year period shown in the Bar Chart, the highest return for a quarter was 28.30% (quarter ended December 31, 1999) and the lowest return for a quarter was -23.16% (quarter ended September 30, 2002).

Average Annual Total Returns (as of the calendar year ended December 31, 2007)		Past One Year	Past Five Years	Past Ten Years	Class I Since Inception[2]
International Equity Fund[1]	Class B	10.29%	20.68%	5.53%	N/A
	Class C	13.31%	20.87%	5.39%	N/A
	Class I	15.13%	21.75%	N/A	13.72%
Return Before Taxes (Class A)		8.44%	20.22%	5.43%	N/A
Return After Taxes on Distributions (Class A)		7.14%	20.00%	5.15%	N/A
Return After Taxes on Distributions and Sale of Fund Shares (Class A)[3]		7.41%	18.06%	4.71%	N/A
MSCI ACWI ex-U.S. Index[4]		17.12%	24.52%	10.09%	16.91%
MSCI EAFE Index[5,6]		11.17%	21.59%	8.66%	14.09%
Morningstar Foreign Large Blend Category[7]		12.71%	20.31%	7.94%	13.31%

[1]	Includes sales charges.
[2]	Inception Date: Class A and B: 11/19/96; Class C: 03/06/97; Class I: 11/16/01. Class II shares were redesignated as Class C shares of the Portfolio on February 23, 2004.
[3]

When the return after taxes on distributions and sale of Fund shares is higher, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

[4]	The MSCI ACWI ex-U.S. Index consists of foreign companies located in developed markets of 48 different countries of Europe, Australia, Asia, South America, South Africa, Canada and the Far East.
[5]	The MSCI EAFE Index consists of foreign companies located in developed markets of 21 different countries of Europe, Australia, Asia and the Far East.
[6]	The Fund replaced the benchmark used in the table for the prior year (the MSCI EAFE Index) with the MSCI ACWI ex-U.S. Index, which management believes represents a better approximation of performance.
[7]

Developed by Morningstar, the Morningstar Foreign Large Blend Category currently reflects a group of mutual funds that have portfolios with median market capitalizations, price/earnings ratios, and price/book ratios similar to those of the Fund. You may not invest directly in the Morningstar Foreign Large Blend Category, the MSCI ACWI ex-U.S. Index, or the MSCI EAFE Index and, unlike the Fund, categories and benchmarks do not incur fees and expenses.

The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. An investor’s actual after-tax returns depend on the investor’s tax situation and may differ from those shown in the above table. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance, before and after taxes, is not indicative of how the Funds will perform in the future.

After tax returns are shown only for Class A. After tax returns for other classes will vary.

*	Performance information shown includes that of the SunAmerica International Equity Portfolio, a series of SunAmerica Focused Series, Inc., which was reorganized into the Equity Funds on November 16, 2001 (the “International Equity Reorganization”). The International Equity Fund commenced operations upon consummation of the International Equity Reorganization. The Fund is the successor to the SunAmerica International Equity Portfolio of SunAmerica Focused Series, Inc.

VALUE FUND*         (Class A)

During the 10-year period shown in the Bar Chart, the highest return for a quarter was 16.68% (quarter ended December 31, 1998) and the lowest return for a quarter was -18.58% (quarter ended September 30, 1998).

Average Annual Total Returns (as of the calendar year ended December 31, 2007)		Past One Year	Past Five Years	Past Ten Years	Class I Since Inception[2]	Class Z Since Inception[2]
SunAmerica Value Fund[1]	Class B	-1.74%	11.68%	7.15%	N/A	N/A
	Class C	0.88%	11.94%	7.01%	N/A	N/A
	Class I	2.47%	12.78%	N/A	10.02%	N/A
	Class Z	3.00%	13.33%	N/A	N/A	7.42%
Return Before Taxes (Class A)		-3.54%	11.34%	7.07%	N/A	N/A
Return After Taxes on Distributions (Class A)		-7.16%	8.85%	5.18%	N/A	N/A
Return After Taxes on Distributions and Sale of Fund Shares (Class A)[3]		-0.54%	8.93%	5.32%	N/A	N/A
Russell 1000 Value Index[4]		-0.17%	14.63%	7.68%	9.16%	6.52%
Morningstar Large Value Category[5]		1.42%	13.16%	6.67%	7.06%	5.25%

[1]	Includes sales charges.
[2]	Inception Date: Class A and B: 11/19/96; Class C: 03/06/97; Class I: 11/16/01; Class Z: 04/03/98. Class II shares were redesignated as Class C shares of the Portfolio on February 23, 2004.
[3]

When the return after taxes on distributions and sale of Fund shares is higher, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

[4]	The Russell 1000 Value Index measures the performance of those Russell 1000 Value companies with higher price-to-book ratios.
[5]

Developed by Morningstar, the Morningstar Large Value Category currently reflects a group of mutual funds that have portfolios with median market capitalizations, price/earnings ratios, and price/book ratios similar to those of the Value Fund. You may not invest directly in the Morningstar Large Value, or in the Russell 1000 Value Index and, unlike the Fund, categories and benchmarks do not incur fees and expenses.

The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. An investor’s actual after-tax returns depend on the investor’s tax situation and may differ from those shown in the above table. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance, before and after taxes, is not indicative of how the Funds will perform in the future.

After tax returns are shown only for Class A. After tax returns for other classes will vary.

*	Performance information shown includes that of the Value Fund, a series of SunAmerica Focused Series, Inc., which was reorganized into the Equity Funds on February 23, 2004 (the “Value Reorganization”). The Value Fund commenced operations upon consummation of the Value Reorganization. The Fund is the successor to the SunAmerica Value Fund of SunAmerica Focused Series, Inc.

Fund Highlights

DISCIPLINED GROWTH FUND*        (CLASS A)

During the 8-year period shown in the Bar Chart, the highest return for a quarter was 15.13% (quarter ended March 31, 2006) and the lowest return for a quarter was -17.44% (quarter ended September 30, 2002).

Average Annual Total Returns (as of the calendar year ended December 31, 2007)		Past One Year	Past Five Years	Return Since Inception[2]
Tax Managed Equity Fund[1]	Class B	17.84%	13.34%	3.23%
	Class C	20.89%	13.58%	3.18%
Return Before Taxes (Class A)		15.66%	12.95%	3.16%
Return After Taxes on Distributions (Class A)		15.66%	12.92%	3.14%
Return After Taxes on Distributions and Sale of Fund Shares (Class A)[3]		10.18%	11.36%	2.72%
Russell 3000® Growth Index[4]		11.40%	12.42%	0.79%
S&P 500 Index[5,6]		5.49%	12.83%	3.61%
Morningstar Large Blend Category[7]		6.16%	12.63%	3.35%

[1]	Includes sales charges.
[2]	Inception Date: Class A, B and C: 03/01/99. Class II shares were redesignated as Class C shares of the Portfolio on February 23, 2004.
[3]

When the return after taxes on distributions and sales of Fund shares is higher, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

[4]	The Russell 3000® Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.
[5]	The S&P 500® Index is the Standard & Poor’s 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.
[6]

The Fund replaced the benchmark used in the table for the prior year (the S&P 500 Index) with the Russell 3000® Growth Index, which management believes represents a better approximation of performance.

[7]

Developed by Morningstar, the Morningstar Large Blend Category currently reflects a group of mutual funds that have portfolios with median market capitalizations, price/earnings ratios and price/book ratios similar to those of the Fund. You may not invest directly in the Morningstar Large Blend Category, the Russell 3000® Growth Index or the S&P 500® Index and, unlike the Fund, categories and benchmarks do not incur fees and expenses.

The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. An investor’s actual after-tax returns depend on the investor’s tax situation and may differ from those shown in the above table. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance, before and after taxes, is not indicative of how the Fund will perform in the future.

After tax returns are shown only for Class B. After tax returns for other classes will vary.

*	Performance information shown includes that of the Tax Managed Equity Fund, a series of SunAmerica Strategic Investment Series, Inc., which was reorganized into the Equity Funds on February 23, 2004 (the “Tax Managed Equity Reorganization”). The Tax Managed Equity Fund commenced operations upon consummation of the Tax Managed Equity Reorganization. The Fund is the successor to the Tax Managed Equity Fund of SunAmerica Strategic Investment Series, Inc. On May 15, 2007, the name of the Fund was changed to the SunAmerica Disciplined Growth Fund. Performance information that includes a period prior to May 15, 2007 reflects management of the Fund for such period in accordance with the investment goals and principal investment strategies and techniques (“policies”) of the Fund as a tax managed fund. Accordingly, any such performance information may not reflect (or may only partially reflect) the management of the Fund in accordance with its current investment goals and policies, depending on the period shown.

INTERNATIONAL SMALL-CAP FUND        (Class A)

During the 1-year period shown in the Bar Chart, the highest return for a quarter was 6.79% (quarter ended March 31, 2007) and the lowest return for a quarter was -8.02% (quarter ended December 31, 2007).

Average Annual Total Returns (as of the calendar year ended December 31, 2007)		Past One Year	Since Inception[2]
International Small-Cap Fund[1]	Class B	-0.61%	-1.22%
	Class C	2.39%	1.18%
Return Before Taxes (Class A)		-2.00%	-1.74%
Return After Taxes on Distributions (Class A)		-2.09%	-1.80%
Return After Taxes on Distributions and Sale of Fund Shares (Class A)[3]		-1.02%	-1.44%
MSCI EAFE Small Cap Index[4]		1.45%	2.14%
Morningstar Foreign Small/Mid Growth Category[5]		12.03%	11.19%

[1]	Includes sales charges.
[2]	Inception Date for Class A, Class B and Class C: May 2, 2006
[3]

When the return after taxes on distributions and sale of Fund shares is higher, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

[4]	The MSCI EAFE Small Cap Index attempts to represent the business activities of small capitalization companies across developed markets.
[5]

Developed by Morningstar, the Morningstar Foreign Small/Mid Growth Category reflects a group of international stocks that are smaller and higher-priced than the market as a whole. You may not invest directly in the MSCI EAFE Small Cap Index or the Morningstar Foreign Small/Mid Growth Category and, unlike the Fund, categories and benchmarks do not incur fees and expenses.

The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. An investor’s actual after-tax returns depend on the investor’s tax situation and may differ from those shown in the above table. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance, before and after taxes, is not indicative of how the Funds will perform in the future.

After tax returns are shown only for Class A. After tax returns for other classes will vary.

Fund Highlights

Q:	What are the Funds’ expenses?

A:	The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Funds.

	Blue Chip Growth Fund								Growth Opportunities Fund
	Class A		Class B		Class C		Class I(6)		Class A		Class B		Class C		Class I(6)
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)(1)	5.75%		None		None		None		5.75%		None		None		None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the amount redeemed or original purchase cost)(2)	None		4.00%		1.00%		None		None		4.00%		1.00%		None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None		None		None		None		None		None		None
Redemption Fee(3)	None		None		None		None		None		None		None		None
Exchange Fee	None		None		None		None		None		None		None		None
Maximum Account Fee	None		None		None		None		None		None		None		None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	0.75%		0.75%		0.75%		0.75%		0.75%		0.75%		0.75%		0.75%
Distribution and/or Service (12b-1) Fees(4)	0.35%		1.00%		1.00%		None		0.35%		1.00%		1.00%		None
Other Expenses	0.51%		0.63%		0.82%		2.49%		0.52%		0.57%		0.64%		6.34%
Total Annual Fund Operating Expenses Before Expense Reimbursement/(Recoupment)	1.61%		2.38%		2.57%		3.24%		1.62%		2.32%		2.39%		7.09%
Expense Reimbursement/(Recoupment)	—		—		—		1.91%		—		—		—		5.76%
Net Expenses	1.61%	(5)	2.38%	(5)	2.57%	(5)	1.33%	(5)(7)	1.62%	(5)	2.32%	(5)	2.39%	(5)	1.33%	(5)(7)

(1)	The front-end sales charge on Class A shares decreases with the size of the purchase to 0% for purchases of $1 million or more.
(2)	Purchases of Class A shares of $1 million or more will be subject to a contingent deferred sales charge (CDSC) on redemptions made within two years of purchase. The CDSC on Class B shares applies only if shares are redeemed within six years of their purchase. The CDSC on Class C shares applies only if shares are redeemed within twelve months of their purchase. See pages 20-22 for more information about the CDSCs.
(3)	A $15.00 fee will be imposed on wire and overnight mail redemptions.
(4)	Because these fees are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
(5)	Through expense offset arrangements resulting from broker commission recapture, a portion of certain Funds’ expenses have been reduced. “Other Expenses” does not take into account this expense reduction and are, therefore, higher than the actual expenses of the Fund. Had the expense reductions been taken into account “Net Expenses” for each class would have been as follows:

Fund	Class A	Class B	Class C	Class I	Class Z
Blue Chip Growth Fund	1.60%	2.37%	2.56%	1.32%	—%
Growth Opportunities Fund	1.57	2.27	2.34	1.28	—
New Century Fund	1.53	2.29	2.11	—	—
Growth and Income Fund	1.51	2.20	2.18	1.30	—
Balanced Assets Fund	1.56	2.29	2.27	1.32	—
Value Fund	1.62	2.27	2.27	1.52	1.05
Disciplined Growth Fund	1.34	1.96	1.98	—	—

(6)	Class I and Class Z are offered exclusively to participants in certain employee retirement plans and other programs.

New Century Fund						Growth and Income Fund								Balanced Assets Fund
Class A		Class B		Class C		Class A		Class B		Class C		Class I(6)		Class A		Class B		Class C		Class I(6)

5.75%		None		None		5.75%		None		None		None		5.75%		None		None		None

None		4.00%		1.00%		None		4.00%		1.00%		None		None		4.00%		1.00%		None
None		None		None		None		None		None		None		None		None		None		None
None		None		None		None		None		None		None		None		None		None		None
None		None		None		None		None		None		None		None		None		None		None
None		None		None		None		None		None		None		None		None		None		None

0.75%		0.75%		0.75%		0.75%		0.75%		0.75%		0.75%		0.75%		0.75%		0.75%		0.75%
0.35%		1.00%		1.00%		0.35%		1.00%		1.00%		None		0.35%		1.00%		1.00%		None
0.45%		0.56%		0.74%		0.43%		0.47%		0.45%		4.28%		0.47%		0.55%		0.53%		2.27%

1.55%		2.31%		2.49%		1.53%		2.22%		2.20%		5.03%		1.57%		2.30%		2.28%		3.02%
—		—		—		—		—		—		3.71%		—		—		—		1.69%
1.55%	(5)	2.31%	(5)	2.49%	(5)(8)	1.53%	(5)	2.22%	(5)	2.20%	(5)	1.32%	(5)(7)	1.57%	(5)	2.30%	(5)	2.28%	(5)	1.33%	(5)(7)

(7)	Pursuant to an Expense Limitation Agreement, AIG SunAmerica Asset Management Corp. (“AIG SunAmerica” or the “Adviser”) is contractually obligated to waive its fees and/or reimburse expenses to the extent that the Total Annual Fund Operating Expenses exceed the following amounts in the table below:

Fund	Class A	Class B	Class C	Class I	Class Z
Blue Chip Growth Fund	None	None	None	1.33%	N/A
Growth Opportunities Fund	None	None	None	1.33%	N/A
New Century Fund	None	None	None	N/A	N/A
Growth and Income Fund	None	None	None	1.32%	N/A
Balanced Assets Fund	None	None	None	1.33%	N/A
International Equity Fund	1.90%	2.55%	2.55%	1.80%	N/A
Value Fund	1.63%	2.28%	2.28%	1.53%	1.06%
Disciplined Growth Fund	1.45%	2.10%	2.10%	N/A	N/A
International Small-Cap Fund	1.90%	2.55%	2.55%	N/A	N/A

These expense waivers and/or fee reimbursements will continue indefinitely, subject to termination by the Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust, as defined under section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (“Disinterested Trustees”).
(8)	AIG SunAmerica is voluntarily waiving fees and/or reimbursing expenses so that the total net expense ratio for the following class does not exceed the amount set forth below:

New Century Fund — Class C	2.14%

(9)	Any waivers or reimbursements made by AIG SunAmerica with respect to each of the International Equity, Value, Disciplined Growth and International Small-Cap Funds are subject to recoupment from that Fund within the following two years, provided that the Fund is able to effect such payment to AIG SunAmerica and remain in compliance with the foregoing expense limitations.
(10)	“Other Expenses” for the International Equity Fund include “acquired fund fees and expenses” (i.e., fees and expenses incurred indirectly by these Funds as a result of investments in shares of one or more “acquired funds,” as defined in the registration form applicable to the Funds, which generally include investments in other mutual funds, hedge funds, private equity funds and other pooled investment vehicles).
(11)	The net expenses do not correlate to the ratio of expenses to average net assets provided in the Financial Highlights table for the International Equity Fund which reflects the operating expenses of the Fund and does not include acquired fund fees and expenses. The net expenses of the Fund shown in the table for the International Equity Fund exceed the contractual expense limitations shown in footnote 7 because they include fees and expenses incurred indirectly as a result of the Fund’s investment in shares of one or more acquired funds, whereas the contractual expense limitations are based on operating expenses and do not include acquired fund fees and expenses.

Fund Highlights

Q:	What are the Funds’ expenses?

A:	The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Funds.

	International Equity Fund								Value Fund
	Class A		Class B		Class C		Class I(6)		Class A		Class B		Class C		Class I(6)		Class Z(6)
Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)(1)	5.75%		None		None		None		5.75%		None		None		None		None

Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the amount redeemed or original purchase cost)(2)	None		4.00%		1.00%		None		None		4.00%		1.00%		None		None

Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None		None		None		None		None		None		None		None

Redemption Fee(3)	2.00%		None		None		None		None		None		None		None		None

Exchange Fee	2.00%		None		None		None		None		None		None		None		None

Maximum Account Fee	None		None		None		None		None		None		None		None		None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fees	1.00%		1.00%		1.00%		1.00%		1.00%		1.00%		1.00%		1.00%		1.00%

Distribution and/or Service (12b-1) Fees(4)	0.35%		1.00%		1.00%		None		0.35%		1.00%		1.00%		None		None

Other Expenses	0.51%	(10)	0.60%	(10)	0.56%	(10)	0.85%	(10)	0.35%		0.39%		0.37%		21.83%		0.13%

Total Annual Fund Operating Expenses Before Expense Reimbursement/(Recoupment)	1.86%		2.60%		2.56%		1.85%		1.70%		2.39%		2.37%		22.83%		1.13%

Expense Reimbursement/(Recoupment)	(0.05)%		0.04%		0.00%		0.04%		0.07%		0.11%		0.09%		21.30%		0.07%

Net Expenses	1.91%	(7)(11)	2.56%	(7)(11)	2.56%	(7)(11)	1.81%	(7)(11)	1.63%	(5)(7)	2.28%	(5)(7)	2.28%	(5)(7)	1.53%	(5)(7)	1.06%	(5)(7)

For footnotes, please refer to pages 14 and 15.

Disciplined Growth Fund						International Small-Cap Fund
Class A		Class B		Class C		Class A		Class B		Class C

5.75%		None		None		5.75%		None		None

None		4.00%		1.00%		None		4.00%		1.00%

None		None		None		None		None		None

None		None		None		2.00%		None		None

None		None		None		2.00%		None		None

None		None		None		None		None		None

0.85%		0.85%		0.85%		1.15%		1.15%		1.15%

0.35%		1.00%		1.00%		0.35%		1.00%		1.00%

0.59%		0.70%		0.55%		0.85%		2.50%		1.17%

1.79%		2.55%		2.40%		2.35%		4.65%		3.32%

0.34%		0.45%		0.30%		0.45%		2.10%		0.77%

1.45%	(5)(7)	2.10%	(5)(7)	2.10%	(5)(7)	1.90%	(7)	2.55%	(7)	2.55%	(7)

For footnotes, please refer to pages 14 and 15.

Fund Highlights

EXAMPLE

This Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Funds’ operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

If you redeemed your shares at the end of the periods indicated:

	1 Year	3 Years	5 Years	10 Years

Blue Chip Growth Fund
(Class A shares)	$728	$1,051	$1,396	$2,366
(Class B shares)*	639	1,036	1,460	2,507
(Class C shares)	358	794	1,355	2,885
(Class I shares)	134	418	723	1,590

Growth Opportunities Fund
(Class A shares)	$730	$1,057	$1,406	$2,386
(Class B shares)*	634	1,021	1,435	2,473
(Class C shares)	341	742	1,270	2,716
(Class I shares)	134	418	723	1,590

New Century Fund
(Class A shares)	$724	$1,036	$1,371	$2,314
(Class B shares)*	634	1,021	1,435	2,456
(Class C shares)**	352	776	1,326	2,826

Growth and Income Fund
(Class A shares)	$721	$1,028	$1,356	$2,283
(Class B shares)*	624	991	1,385	2,370
(Class C shares)	322	685	1,175	2,524
(Class I shares)	133	415	718	1,579

Balanced Assets Fund
(Class A shares)	$724	$1,036	$1,371	$2,314
(Class B shares)*	631	1,012	1,420	2,432
(Class C shares)	329	706	1,210	2,595
(Class I shares)	133	415	718	1,579

International Equity Fund
(Class A shares)	$757	$1,138	$1,542	$2,669
(Class B shares)*	658	1,094	1,555	2,727
(Class C shares)	358	794	1,355	2,885
(Class I shares)	183	566	975	2,116

Value Fund
(Class A shares)	$731	$1,060	$1,411	$2,397
(Class B shares)*	631	1,012	1,420	2,453
(Class C shares)	331	712	1,220	2,615
(Class I shares)	156	483	834	1,824
(Class Z shares)	108	337	585	1,294

Disciplined Growth Fund
(Class A shares)	$714	$1,007	$1,322	$2,210
(Class B shares)*	613	958	1,329	2,265
(Class C shares)	313	658	1,129	2,431

International Small-Cap Fund
(Class A shares)	$757	$1,138	$1,542	$2,669
(Class B shares)*	658	1,094	1,555	2,724
(Class C shares)	358	794	1,355	2,885

You would pay the following expenses if you did not redeem your shares:
	1 Year	3 Years	5 Years	10 Years

Blue Chip Growth Fund
(Class A shares)	$728	$1,051	$1,396	$2,366
(Class B shares)*	239	736	1,260	2,507
(Class C shares)	258	794	1,355	2,885
(Class I shares)	134	418	723	1,590

Growth Opportunities Fund
(Class A shares)	$730	$1,057	$1,406	$2,386
(Class B shares)*	234	721	1,235	2,473
(Class C shares)	241	742	1,270	2,716
(Class I shares)	134	418	723	1,590

New Century Fund
(Class A shares)	$724	$1,036	$1,371	$2,314
(Class B shares)*	234	721	1,235	2,456
(Class C shares)**	252	776	1,326	2,826

Growth and Income Fund
(Class A shares)	$721	$1,028	$1,356	$2,283
(Class B shares)*	224	691	1,185	2,370
(Class C shares)	222	685	1,175	2,524
(Class I shares)	133	415	718	1,579

Balanced Assets Fund
(Class A shares)	$724	$1,036	$1,371	$2,314
(Class B shares)*	231	712	1,220	2,432
(Class C shares)	229	706	1,210	2,595
(Class I shares)	133	415	718	1,579

International Equity Fund
(Class A shares)	$757	$1,138	$1,542	$2,669
(Class B shares)*	258	794	1,355	2,727
(Class C shares)	258	794	1,355	2,885
(Class I shares)	183	566	975	2,116

Value Fund
(Class A shares)	$731	$1,060	$1,411	$2,397
(Class B shares)*	231	712	1,220	2,453
(Class C shares)	231	712	1,220	2,615
(Class I shares)	156	483	834	1,824
(Class Z shares)	108	337	585	1,294

Disciplined Growth Fund
(Class A shares)	$714	$1,007	$1,322	$2,210
(Class B shares)*	213	658	1,129	2,265
(Class C shares)	213	658	1,129	2,431

International Small-Cap Fund
(Class A shares)	$757	$1,138	$1,542	$2,669
(Class B shares)*	258	794	1,355	2,724
(Class C shares)	258	794	1,355	2,885

*	Class B shares generally convert to Class A shares approximately eight years after purchase as described in the section entitled “Shareholder Account Information” on page 20. Therefore, expense information for years 9 and 10 is the same for both Class A and B shares.
**	AIG SunAmerica is voluntarily waiving fees and/or reimbursing expenses for this class. This fee waiver and/or expense reimbursement is not reflected in the Example above. The following are your costs after these voluntary fee waivers and/or expense reimbursements:

	1 Year	3 Years	5 Years	10 Years
If you redeemed your investment
New Century Class C	$317	$670	$1,149	$2,472
If you did not redeem your investment
New Century Class C	$217	$670	$1,149	$2,472

Shareholder Account Information

SELECTING A SHARE CLASS

Each Fund offers a number of classes of shares through this Prospectus, including: Class A, Class B, Class C, Class I and Class Z shares.

Each class of shares has its own cost structure, so you can choose the one best suited to your investment needs. An investor may purchase Class B shares up to $99,999.99 in any one purchase. Your broker or financial advisor can help you determine which class is right for you.

Class A	Class B	Class C

• Front-end sales charges, as described below. There are several ways to reduce these charges, also described below. • Lower annual expenses than Class B or Class C shares.

•    No front-end sales charge; all your money goes to work for you right away.

•    Higher annual expenses than Class A shares.

•    Deferred sales charge on shares you sell within six years of purchase, as described on page 21.

•    Automatic conversion to Class A shares approximately eight years after purchase.

•    Purchases in an amount of $100,000 or more will not be permitted; you should consult with your financial advisor to determine whether other share classes are more beneficial given your circumstances.

•    No front-end sales charges, all your money goes to work for you right away.

•    Higher annual expenses than Class A shares.

•    Deferred sales charge on shares you sell within twelve months of purchase, as described below.

•    No conversion to Class A shares.

Class I	Class Z

• Offered exclusively to certain institutions. • No sales charges. • Lower annual expenses than Class A, B, or C Shares.	• Offered exclusively to certain AIG SunAmerica affiliated companies’ retirement plans (the “Plan”). • No sales charges. • Lower annual expenses than Class A, B, C or I Shares.

CALCULATION OF SALES CHARGES

Class A. Sales charges are as follows:

	Sales Charges		Concession to Dealers
Your Investment	% of Offering Price	% of Net Amount Invested	% of Offering Price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.75%	4.99%	4.00%
$100,000 but less than $250,000	3.75%	3.90%	3.00%
$250,000 but less than $500,000	3.00%	3.09%	2.50%
$500,000 but less than $1,000,000	2.00%	2.04%	1.75%
$1,000,000 or more*	None	None	1.00%

*	Purchases of $1,000,000 or more are subject to a concession to dealers of up to 1.00%.

Investments of $1 million or more: Class A shares are available with no front-end sales charge. However, a 1% CDSC is imposed on shares you sell within one year of purchase and a 0.50% CDSC is charged on shares you sell after the first year and within the second year after purchase.

Class B. Shares are offered at their net asset value per share, without any front-end sales charge. However, there is a CDSC on shares you sell within six years of purchase. The longer the time between the purchase and the sale of shares, the lower the rate of the CDSC:

Class B deferred charges:

Years after purchase	CDSC on shares being sold
1st or 2nd year	4.00%
3rd or 4th year	3.00%
5th year	2.00%
6th year	1.00%
7th year and thereafter	None

If you purchased Class B shares of a Fund prior to January 2, 2002, the CDSC schedule applicable at the time you originally purchased the shares will continue to apply. Any Class B shares purchased on or after January 2, 2002 will be subject to the CDSC schedule described above.

Class C. Shares are offered at their net asset value per share, without any front-end sales charge. However, there is a CDSC of 1% on shares you sell within 12 months after purchase.

Determination of CDSC: Each CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. There is no CDSC on shares you purchase through reinvestment of dividends. To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these shares available, we will sell shares that have the lowest CDSC.

For purposes of the CDSC, we count all purchases made during a calendar month as having been made on the FIRST day of that month.

SALES CHARGE REDUCTIONS AND WAIVERS

To receive a waiver or reduction in sales charges under the programs described below, the shareholder must notify the Funds’ transfer agent (the “Transfer Agent”) (or financial intermediary through which shares are being purchased) at the time of purchase or notify the Transfer Agent at the time of redeeming shares for those reductions or waivers that apply to CDSCs. Such notification must be provided in writing by the shareholder (or other financial intermediary through which shares are being purchased). In addition, a shareholder must provide certain information and records to the Fund as described on page 24 under “Information and records to be provided to Fund.”

Reduction in Sales Charges for Certain Investors of Class A shares. Various individuals and institutions may be eligible to purchase Class A shares at reduced sales charge rates under the programs described below. Each Fund reserves the right to modify or to cease offering these programs at any time.

•

Rights of Accumulation. A purchaser of Fund shares may qualify for a reduced sales charge by combining a current purchase (or combined purchases as described below) with shares previously purchased and still owned; provided the cumulative value of such shares (valued at net asset value) amounts to $50,000 or more. In determining the shares previously purchased, the calculation will include, in addition to other Class A shares of the particular Fund that were previously purchased, shares of the other classes of the same Fund, as well as shares of any class of any other Fund or of any of the other Funds advised by AIG SunAmerica, as long as such shares were sold.

•

Letter of Intent. A reduction of sales charges is also available to an investor who, pursuant to a written Letter of Intent, establishes a total investment goal in Class A shares of one or more Funds to be achieved through any number of investments over a thirteen-month period, of $50,000 or more. Each investment in such Funds made during the period will be subject to a reduced sales charge applicable to the goal amount. The initial purchase must be at least 5% of the stated investment goal and shares totaling 5% of the dollar amount of the Letter of Intent will be held in escrow by the Transfer Agent, in the name of the investor.

•

Combined Purchases. In order to take advantage of reductions in sales charges that may be available to you when you purchase Fund shares, you must inform the Transfer Agent if you have entered into a letter of intent or right of accumulation and if there are other accounts in which there are holdings eligible to be aggregated with your purchase. To receive a reduced front-end sales charge, you or your financial intermediary must inform the Fund at the time of your purchase of Fund shares, that you believe you qualify for a discount. If you purchased shares through a financial intermediary, you may need to provide certain records, such as account statements for accounts held by family members or accounts you hold at another broker-dealer of financial intermediary, in order to verify your eligibility for reduced sales charges.

Shareholder Account Information

Waivers for Certain Investors for Class A shares. The following individuals and institutions may purchase Class A shares without front-end sales charges. The Funds reserve the right to modify or to cease offering these programs at any time.

•

Financial planners, institutions, broker-dealer representatives or registered investment advisers utilizing Fund shares in fee-based investment products under an agreement with AIG SunAmerica Capital Services, Inc. (“AIG SACS” or the “Distributor”). The following conditions established by AIG SACS apply: (i) the financial planner, financial institution or broker-dealer has signed a supplemental selling agreement and charges its client(s) an advisory fee based on the assets under management on an annual basis; and (ii) such financial planner, financial institution or broker-dealer does not advertise that shares of the Funds may be purchased by clients at net asset value.

•

Participants in certain employer sponsored benefit plans. The sales charge is waived with respect to shares purchased by employer sponsored retirement plans whether or not subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), that offer the Fund(s) as an investment vehicle, where the trustee, fiduciary or administrator has entered into an agreement with the Distributor, a Fund or its agents with respect to such purchases, and where the trustee, fiduciary or administrator performs participant recordkeeping or other administrative services.

•	Fund Trustees and other individuals and their families who are affiliated with any Fund distributed by the Distributor.

•	Selling brokers and their employees and sales representatives and their families.

•	Registered management investment companies that are advised by AIG SunAmerica.

Waivers for Certain Investors for Class B and Class C shares. Under the following circumstances, the CDSC may be waived on redemption of Class B and Class C shares. The Funds reserve the right to modify or cease offering these programs at any time without prior notice.

•	Within one year of the shareholder’s death or becoming legally disabled (individually and spousal joint accounts only).

•

Taxable distributions to participants made by qualified retirement plans or retirement accounts (not including rollovers) for which AIG SunAmerica Fund Services, Inc. serves as fiduciary and in which the plan participant or account holder has attained the age of 59  1/2 at the time the redemption is made.

•	To make payments through the Systematic Withdrawal Plan (subject to certain conditions).

•

Eligible participant distributions from employer-sponsored retirement plans that meet the eligibility criteria set forth above under “Waivers For Certain Investors for Class A Shares,” such as distributions due to death, disability, financial hardship, loans, retirement and termination of employment, or any return of excess contributions.

•	Involuntary redemptions (e.g., closing of small accounts described under Shareholder Account Information).

Other Sales Charge Arrangements and Waivers. The Funds and the Distributor offer other opportunities to purchase shares without sales charges under the programs described below. The Funds reserve the right to modify or cease offering these programs at any time without prior notice.

•

Dividend Reinvestment. Dividends and/or capital gains distributions received by a shareholder from a Fund will automatically be reinvested in additional shares of the Fund and share class without sales charge, at the net asset value per share in effect on the payable date. Alternatively, dividends and distributions may be reinvested in any retail fund distributed by AIG SACS. Or, you may receive amounts in excess of $10.00 in cash if you elect in writing not less than five business days prior to the payment date. You will need to complete the relevant part of the Account Application to elect one of these other options.

•

Exchange of Shares. Shares of the Funds may be exchanged for the same class of shares of one or more other retail funds distributed by AIG SACS except SunAmerica Senior Floating Rate Fund (where the exchange privilege applies to Class A and C shares only) at net asset value per share at the time of exchange. Please refer to the “Additional Investor Services” in this Prospectus for more details about this program.

•

Reinstatement Privilege. Within one year of a redemption of certain Class A, Class B and Class C shares, the proceeds of the sale may be invested in the same share class of the Fund without a sales charge. A shareholder may use the reinstatement privilege only one time after selling such shares. If you paid a CDSC when you sold your shares, we will credit your account with the dollar amount of the CDSC at the time of sale. This may impact the amount of gain or loss recognized on the previous sale, for tax purposes. All accounts involved must be registered in the same name(s).

Information and records to be provided to Fund. You may be asked to provide supporting account statements or other information to allow us to verify your eligibility to receive a reduction or waiver of sales charge.

For more information regarding the sales charge reductions and waivers described above, please visit our website at www. sunamericafunds.com, and select the “Additional Investor Services” hyperlink. The Funds’ Statement of Additional Information also contains additional information about the sales charges and certain reductions and waivers.

DISTRIBUTION AND SERVICE FEES

Each class of shares (other than Class I and Class Z) of each Fund has its own plan of distribution pursuant to Rule 12b-1 (“Rule 12b-1”) that provides for distribution and account maintenance fees (collectively, “Rule 12b-1 Fees”) (payable to AIG SACS) based on a percentage of average daily net assets, as follows:

Class	Distribution Fee	Account Maintenance Fee
A	0.10%	up to 0.25%
B	0.75%	up to 0.25%
C	0.75%	up to 0.25%

Because Rule 12b-1 Fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

In addition, AIG SACS is paid a fee of 0.25% of average daily net assets of Class I shares in compensation for providing additional shareholder services to Class I shareholders.

OPENING AN ACCOUNT (Classes A, B and C)

1.	Read this Prospectus carefully.

2.	Determine how much you want to invest. The minimum initial investments for each class of the Fund(s) are as follows:

•	non-retirement account: $500

•	retirement account: $250

•	dollar cost averaging: $500 to open; you must invest at least $25 a month.

The minimum subsequent investments for the Funds are as follows:

•	non-retirement account: $100

•	retirement account: $25

•	The minimum initial and subsequent investments may be waived for certain fee-based programs and/or group plans held in omnibus accounts.

3.	Complete the appropriate parts of the Account Application, carefully following the instructions. If you have questions, please contact your broker or financial advisor or call Shareholder/Dealer Services at 800-858-8850.

4.	Complete the appropriate parts of the Supplemental Account Application. By applying for additional investor services now, you can avoid the delay and inconvenience of having to submit an additional application if you want to add services later.

5.	Make your initial investment using the chart on the next page. You can initiate any purchase, exchange or sale of shares through your broker or financial advisor.

As part of your application, you are required to provide information regarding your personal identification that is required under anti-money laundering laws, including the USA PATRIOT Act of 2001, as amended (the “PATRIOT Act”). If we are unable to obtain the required information, your application will be considered to be not in good order, and it therefore cannot be processed. Your application and any check or other deposit that accompanied your application will be returned to you. Applications must be received in good order under the PATRIOT Act requirements and as otherwise required in this Prospectus in order to receive that day’s net asset value. In addition, applications received in good order are nevertheless subject to customer identification verification procedures under the PATRIOT Act. We may ask to see your driver’s license or other identifying documents. We may share identifying information with third parties for the purpose of verification. If your identifying information cannot be verified within a reasonable time after receipt of your application, the account will not be processed or, if processed, the Funds reserve the right to redeem the shares purchased and close the account. If a Fund closes an account in this manner, the shares will be redeemed at the net asset value next calculated after the Fund decides to close the account. In these circumstances, the amount redeemed may be less than your original investment and may have tax implications. Consult with your tax advisor for details. Non-resident aliens will not be permitted to establish an account through the check and application process at the Transfer Agent.

Investment Through Financial Institutions. Dealers, brokers, financial advisors or other financial institutions (collectively, “Financial Institutions” or “Financial Intermediaries”) may impose charges, limitations, minimums and restrictions in addition to or different from those applicable to shareholders who invest in the Funds directly. Accordingly, the net yield and/or return to investors who invest through Financial Institutions may be less than an investor would receive by investing in the Funds directly. Financial Institutions may also set deadlines for receipt of orders that are earlier than the order deadline of the Funds due to processing or other reasons. An investor purchasing through a Financial Institution should read this Prospectus in conjunction with the materials provided by the Financial Institution describing the procedures under which Fund shares may be purchased and redeemed through the Financial Institution. For any questions concerning the purchase or redemption of Fund shares through a Financial Institution, please call your Financial Institution or the Funds (toll free) at (800) 858-8850.

Shareholder Account Information

HOW TO BUY SHARES (Classes A, B and C)

Buying	Shares Through Your Financial Institution

You may generally open an account and buy Class A, B and C shares through any Financial Institution that is authorized to sell the Funds’ shares. Your Financial Institution will place your order with the Fund on your behalf. You may purchase additional shares in a variety of ways, including through your Financial Institution or by sending your check or wire directly to the Fund or its agents as described below under “Adding to an Account.” The Funds will generally not accept new accounts that are not opened through a Financial Institution except for accounts opened by current and former Trustees and other individuals who are affiliated with, or employed by an affiliate of, the Funds or any fund distributed by the Distributor, selling brokers and their employees and sales representatives, family members of these individuals and certain other individuals at the discretion of the Fund or its agents.

Buying	Shares Through the Funds

Opening an Account	Adding to an Account

By check

•   Make out a check for the investment amount, payable to the specific Fund or payable to AIG SunAmerica Mutual Funds. An account cannot be opened with a Fund check.

•   Deliver the check and your completed Account Application (and Supplemental Account Application, if applicable) to:

(via regular mail)

AIG SunAmerica Mutual Funds

c/o BFDS

PO Box 219186

Kansas City, MO 64121-9186

(via express, certified and registered mail)

AIG SunAmerica Mutual Funds

c/o BFDS

330 W 9th St.

Kansas City, MO 64105-1514

•   All purchases must be in U.S. dollars. Cash, money orders and/or travelers checks will not be accepted. A $25.00 fee will be charged for all checks returned due to insufficient funds.

•   Accounts can only be opened by check by a non-resident alien or on funds drawn from a non-U.S. bank if they are processed through a brokerage account or the funds are drawn from a U.S. branch of a non-U.S. bank. A personal check from an investor should be drawn from the investor’s bank account. In general, starter checks, cash equivalents, stale-dated or post-dated checks will not be accepted.

•   Make out a check for the investment amount, payable to the specific Fund or payable to AIG SunAmerica Mutual Funds. Shares cannot be purchased with a Fund check.

•   Include the stub from your Fund statement or a note specifying the Fund name, your share class, your account number and the name(s) in which the account is registered.

•   Indicate the Fund and account number in the memo section of your check.

•   Deliver the check and your stub or note to your broker or financial advisor, or mail them to:

(via regular mail)

AIG SunAmerica Mutual Funds

c/o BFDS

PO Box 219373

Kansas City, MO 64121-9373

(via express, certified and registered mail)

AIG SunAmerica Mutual Funds

c/o BFDS

330 W 9th St.

Kansas City, MO 64105-1514

By wire

•   Fax your completed application to AIG SunAmerica Fund Services, Inc. at 201-324-6496.

•   Obtain your account number by calling Shareholder Services at 800-858-8850.

•   Instruct your bank to wire the amount of your investment to:

State Street Bank & Trust Company

Boston, MA

ABA #0110-00028

DDA # 99029712

ATTN: (Include Name of Fund and Share Class).

FBO: (Include Account number & name(s) in which the Acct. is registered).

Your bank may charge a fee to wire funds.

•   Instruct your bank to wire the amount of your investment to:

State Street Bank & Trust Company

Boston, MA

ABA #0110-00028

DDA # 99029712

ATTN: (Include Name of Fund and Share Class).

FBO: (Include Account number & name(s) in which the Acct. is registered).

Your bank may charge a fee to wire funds.

To open or add to an account using dollar cost averaging, see “Additional Investor Services.”

HOW TO SELL SHARES (Classes A, B and C)

Selling	Shares Through Your Financial Institution

You can sell shares through your Financial Institution or through the Funds as described below under “Selling Shares Through the Funds.” Shares held for you in your Financial Institution’s name must be sold through the Financial Institution.

Selling	Shares Through the Funds

By mail

Send your request to:

(via regular mail)

AIG SunAmerica Mutual Funds

c/o BFDS

PO Box 219186

Kansas City, MO 64121-9186

(via express, certified and registered mail)

AIG SunAmerica Mutual Funds

c/o BFDS

330 West 9th Street

Kansas City, MO 64105-1514

Your request should include:

•   Your name

•   Fund name, share class and account number

•   The dollar amount or number of shares to be redeemed

•   Any special payment instructions

•   The signature of all registered owners exactly as the account is registered, and

•   Any special documents required to assure proper authorization

On overnight mail redemption, a $15 fee will be deducted from your account.

By phone

• Call Shareholder Services at 800-858-8850 between 8:30 a.m. and 7:00 p.m. Eastern Time on most business days. • Or, for automated 24-hour account access call FastFacts at 800-654-4760.

By wire

If banking instructions exist on your account, this may be done by calling Shareholder Services at 800-858-8850 between 8:30 a.m. and 7:00 p.m. (Eastern Time) on most business days. Otherwise, you must provide, in writing, the following information:

•   Fund name, share class and account number you are redeeming

•   Bank or financial institution name

•   ABA routing number

•   Account number, and

•   Account registration

If the account registration at your bank is different than your account at AIG SunAmerica, your request must be medallion guaranteed. A notarization is not acceptable.

Minimum amount to wire money is $250. A $15 fee will be deducted from your account.

By Internet

Visit our website at www.sunamericafunds.com, and select the “View Your Account” hyperlink (generally not available for retirement accounts).	Proceeds for all transactions will normally be sent on the business day after the trade date. Additional documents may be required for certain transactions.

To sell shares through a systematic withdrawal plan, see “Additional Investor Services.”

Certain Requests Require a Medallion Guarantee:

To protect you and the Funds from fraud, the following redemption requests must be in writing and include a medallion guarantee (although there may be other situations that also require a medallion guarantee) if:

•	Redemptions of $100,000 or more

•	The proceeds are to be payable other than as the account is registered

•	The redemption check is to be sent to an address other than the address of record

Shareholder Account Information

•	Your address of record has changed within the previous 30 days

•	Shares are being transferred to an account with a different registration

•	Someone (such as an executor) other than the registered shareholder(s) is redeeming shares (additional documents may be required).

You can generally obtain a medallion guarantee from the following sources:

•	A broker or securities dealer

•	A federal savings, cooperative or other type of bank

•	A savings and loan or other thrift institution

•	A credit union

•	A securities exchange or clearing agency

A notary public CANNOT provide a medallion guarantee.

OPENING AN ACCOUNT, BUYING AND SELLING SHARES (Class I)

Class I shares of the Funds are offered exclusively for sale to certain trust institutions, bank trust departments, group plans and employee plans that have an agreement with AIG SACS to sell Class I shares. Inquiries regarding the purchase, redemption or exchange of Class I shares or the making or changing of investment choices should be directed to your financial advisor or plan administrator.

OPENING AN ACCOUNT, BUYING AND SELLING SHARES (Class Z)

Class Z shares of the Funds are offered exclusively for sale to participants in the Plan. Such shares may be purchased or redeemed only by the Plan on behalf of individual Plan participants at net asset value without any sales or redemption charge. Class Z shares are not subject to any minimum investment requirements. The Plan purchases and redeems shares to implement the investment choices of individual Plan participants with respect to their contributions in the Plan. All purchases of Fund shares through the Plan will be of Class Z shares.

Inquiries regarding the purchase, redemption or exchange of Class Z shares or the making or changing of investment choices in the Plan should be directed to the Plan’s administrator.

TRANSACTION POLICIES (All Funds and All Classes)

Valuation of shares.  The net asset value per share (NAV) for each Fund and class is determined each Fund business day at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern Time) by dividing the net assets of each class by the number of such class’s outstanding shares. The NAV for each Fund also may be calculated on any other day in which there is sufficient liquidity in the securities held by the Fund. As a result, the value of the Fund’s shares may change on days when you will not be able to purchase or redeem your shares. Securities for which market quotations are readily available are valued at their market price as of the close of regular trading on the NYSE for the day, unless, in accordance with pricing procedures approved by the Fund’s Board of Trustees, the market quotations are determined to be unreliable. Securities and other assets for which market quotations are unavailable or unreliable are valued at fair value in accordance with pricing procedures approved by the Board. The value of any shares of open-end funds held by the Funds will be calculated using the NAV of such funds. The prospectus for any such open-end funds should explain the circumstances under which these funds use fair value pricing and the effects of using fair value pricing.

As of the close of regular trading on the NYSE, securities traded primarily on securities exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security’s price is available from more than one exchange, a Fund will use the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Fund’s shares, and the Fund may determine that certain closing prices are unreliable. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If the Fund determines that closing prices do not reflect the fair value of the securities, the Fund will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the NYSE. The Funds may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open. For foreign equity securities, the Fund uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.

The International Equity Fund and the International Small-Cap Fund may invest to a large extent in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the value of these Funds’ shares may change on days when the Funds are not open for purchase or redemptions.

Buy and sell prices.  When you buy Class A, B or C shares, you pay the NAV plus any applicable sales charges, as described above. When you sell Class A, B or C shares, you receive the NAV minus any applicable CDSCs. When you buy Class I or Z shares, you pay the NAV. When you sell Class I or Z shares, you receive NAV.

Execution of requests.  Each Fund is open on those days when the NYSE is open for regular trading (“Fund business day”). We execute buy and sell requests at the next NAV to be calculated after the Fund or its agents receives your request in good order. If the Fund or the Transfer Agent receives your order before a Fund’s close of business (generally 4:00 p.m., Eastern Time), you will receive that day’s closing price. If the Fund or Transfer Agent receives your order after that time, you will receive the next business day’s closing price. The Funds reserve the right to reject any order to buy shares.

Certain qualified Financial Institutions may transmit an investor’s purchase or redemption order to the Fund’s Transfer Agent after the close of regular trading on the NYSE on a Fund business day, on the day the order is received from the investor, as long as the investor has placed the order with the Financial Institution by the close of regular trading on the NYSE on that day. The investor will then receive the NAV of the Fund’s shares determined by the close of regular trading on the NYSE on the day the order was placed with the qualified Financial Institution. Orders received after such time will not result in execution until the following Fund business day. Financial Institutions are responsible for instituting procedures to insure that purchase and redemption orders by their respective clients are processed expeditiously.

The processing of sell requests and payment of proceeds may generally not be postponed for more than seven days, except when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the Securities and Exchange Commission (“SEC”). The Funds and their agents reserve the right to “freeze” or “block” (that is, disallow any further purchases or redemptions from any account) or suspend account services in certain instances as permitted or required by applicable laws and regulations, including applicable anti-money laundering regulations. Examples of such instances include, but are not limited to: (i) where an accountholder appears on the list of “blocked” entities and individuals maintained pursuant to OFAC (Office of Foreign Assets Control) regulations; (ii) where a Fund or its agents detect suspicious activity or suspect fraudulent or illegal activity; or (iii) when certain notifications have been received by a Fund or its agents that there is a dispute between the registered or beneficial account owners.

Each Fund may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the value of a Fund’s shares may change on days when you will not be able to purchase or redeem your shares.

If a Fund determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of redemption proceeds wholly or partly in cash, the Fund may pay the redemption price by a distribution in kind of securities from the Fund in lieu of cash. However, each Fund except International Equity Fund, Value Fund and Disciplined Growth Fund has made an election that requires it to pay a certain portion of redemption proceeds in cash.

At various times, a Fund may be requested to redeem shares for which it has not yet received good payment. A Fund may delay or cause to be delayed the mailing of a redemption check until such time as good payment (e.g., cash or certified check drawn on a United States bank) has been collected for the purchase of such shares, which will not exceed 15 days.

Telephone transactions.  For your protection, telephone requests are recorded in order to verify their accuracy. In addition, Shareholder/Dealer Services will take measures to verify the identity of the caller, such as asking for name, account number, social security or other taxpayer ID number and other relevant information. If appropriate measures are not taken, the Fund is responsible for any losses that may occur to any account due to an unauthorized telephone call. Also for your protection, telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. At times of peak activity, it may be difficult to place requests by phone. During these times, consider sending your request in writing.

Exchanges.  You may exchange shares of a Fund for shares of the same class of any other retail fund distributed by AIG SACS except for SunAmerica Senior Floating Rate Fund, Inc. (where the exchange privilege applies to Class A and Class C shares only). Before making an exchange, you should review a copy of the prospectus of the fund into which you would like to exchange. All exchanges are subject to applicable minimum investment requirements. A Systematic Exchange Program is described under “Additional Investor Services.”

If you exchange shares that were purchased subject to a CDSC, the CDSC schedule will continue to apply following the exchange. In determining the CDSC applicable to shares being sold after an exchange, we will take into account the length of time you held those shares prior to the exchange. Your CDSC schedule will not change if you exchange Class B shares of a Fund that you purchased prior to January 2, 2002 for another fund’s Class B shares (which currently have a longer CDSC schedule). Also, if you exchange shares acquired in connection with the reorganization of a North American Fund into your Fund for another fund’s shares, the CDSC schedule applicable at the time you originally purchased the shares of the North American Fund will continue to apply.

A Fund may change or cancel its exchange privilege at any time, upon 60 days’ written notice to its shareholders. The Funds at all times also reserve the right to restrict, or reject any exchange transactions, for no reason or any reason, without notice. For example, the Funds may refuse any sale of Fund shares through an exchange by any investor or group if, in the Fund’s judgment, the trade: (1) may interfere with the efficient management of the Fund’s portfolio; (2) may appear to be connected with a strategy of market timing (as described below in the “Market Timing Trading Policies and Procedures” section); or (3) may have the potential of otherwise adversely affecting the Fund. In making a decision to reject an exchange request, the Fund may consider, among other factors, the investor’s trading history in the Fund and in other AIG SunAmerica Funds.

Shareholder Account Information

With respect to Class A shares of the International Equity Fund and the International Small-Cap Fund, an exchange fee of 2% will be assessed on the amount of any exchange of shares that were purchased within ninety (90) calendar days prior to the date of such exchange. The exchange fee does not apply to shareholders who have elected to participate in the Systematic Exchange Program maintained by the Funds described on page 31 or to exchanges by other funds that invest in the Funds and that are advised and/or administered by AIG SunAmerica and certain of its affiliates. The holding period for the exchange fee is calculated in the same manner as the redemption fee holding period, as described below under “Redemption Fee.”

Rejected exchanges.   If a Fund rejects an exchange request involving the sale of Fund shares, the rejected exchange request will also mean rejection of the request to purchase shares of another fund with the proceeds of the sale. Of course, you may generally redeem shares of the Fund at any time, subject to any applicable redemption fees or CDSCs.

Certificated shares.  The Funds do not issue certificated shares.

Redemption Fee.   In accordance with the Funds’ market timing trading policies and procedures (see below), with respect to Class A shares of the International Equity Fund and International Small-Cap Fund, a redemption fee of 2% will be assessed on the proceeds of any redemption of shares that were purchased within ninety (90) calendar days prior to the date of such redemption. The redemption fee does not apply to: (i) shareholders who have elected to participate in the Systematic Withdrawal Plan or Systematic Exchange Program maintained by the Funds as described on pages 29 and 30; (ii) redemptions by other funds that invest in the Funds and that are advised and/or administered by AlG SunAmerica and certain of its affiliates; and (iii) redemptions in certain employer-sponsored benefit plans, if approved in writing by AlG SunAmerica. While the redemption fee may not apply to certain plan participant redemptions from a retirement plan (e.g., as a result of a distribution, loan, in-service withdrawals, plan terminations, etc.), the fee may still be applied to certain exchanges out of a Fund that are made through your plan. If you hold shares through a retirement plan, you should contact AIG SunAmerica or your plan recordkeeper to determine which of your transactions are subject to redemption fees. The Funds will use the first-in, first out (FIFO) method to determine the ninety (90) calendar day holding period. Under this method, the date of the redemption will be compared to the earliest purchase date of shares held in the account. If this holding period is 90 calendar days or less, the redemption fee will be assessed. In determining “90 calendar days” the first day after a purchase of shares will be day one of the holding period for such shares. Thus, shares purchased on February 1, 2008, for example, will be subject to the fee if they are redeemed on or prior to May 1, 2008. If they are redeemed on or after May 2, 2008, the shares will not be subject to the redemption fee.

If your shares are held through a Financial Intermediary in an omnibus account, the Fund generally relies on the Financial Intermediary to assess the redemption fee on underlying shareholder accounts. Certain Financial Intermediaries may apply different or additional redemption fees or waivers to accounts held with them and may also impose additional limits or restrictions on trading in the Funds in connection with their market timing policies, including limitations or restrictions on the frequency of purchases or exchanges into a Fund after redeeming or exchanging out of the Fund. If you purchase shares of the Fund through a Financial Intermediary, you should contact your Financial Intermediary or refer to the materials provided by your Financial Intermediary for more information on whether and to what extent the redemption fee will be applied to redemptions of shares you hold through the Financial Intermediary.

Fund holdings.  A schedule of the Funds’ top-ten holdings, current as of month-end, will be available on the Funds’ website no earlier than 15 days after the end of each month. This information will remain available on the website at least until updated for the next month or until each Fund files with the SEC its semi-annual/annual shareholder report or quarterly portfolio holdings report that includes such period. The most recent schedule is available on the Funds’ website at www.sunamericafunds.com or by calling (800) 858-8850, ext. 6003. The Funds may terminate or modify this policy at any time without further notice to shareholders. A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Statement of Additional Information.

MARKET TIMING TRADING POLICIES AND PROCEDURES

Market timing policies.  The Funds discourage excessive or short-term trading, often referred to as “market timing,” and seek to restrict or reject such trading or take other action, as described below, if in the judgment of a Fund or any of its service providers, such trading may interfere with the efficient management of the Fund’s portfolio, may materially increase the Fund’s transaction costs, administrative costs or taxes, or may otherwise be detrimental to the interests of the Fund and its shareholders. The Funds’ Board of Trustees has determined that the Funds should not serve as vehicles for frequent trading, and has adopted policies and procedures with respect to such trading, which are described in this section.

All Fund shareholders are subject to these policies and procedures, regardless of how their shares were purchased or are otherwise registered with the Funds’ transfer agent. While the Funds’ expectation is that the market timing policies will be enforced by Financial Intermediaries pursuant to the Funds’ prospectuses, the Funds may be limited in their ability to monitor the trading activity or enforce the Fund’s market timing trading policies and procedures with respect to certain customers of Financial Intermediaries. For example, a Fund may not be able to detect market timing that may be facilitated by Financial Intermediaries or made difficult to identify in omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers.

Risks from market timers.  Depending on various factors, including the size of a Fund, the amount of assets the portfolio manager typically maintains in cash or cash equivalents and the dollar amount and number and frequency of trades, excessive or short-term trading may interfere with the efficient management of the Fund’s portfolio, increase the Fund’s transactions costs, administrative costs and taxes and/or impact Fund performance.

In addition, if the nature of the Fund’s portfolio holdings expose the Fund to investors who engage in the type of excessive or short-term trading that seeks to take advantage of possible delays between the change in the value of a mutual fund’s portfolio holdings and the reflection of the change in the net asset value of the fund’s shares, sometimes referred to as “arbitrage market timing,” there is the possibility that such trading under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon net delays between the change in the value of a mutual fund’s portfolio holdings and the net asset value of the fund’s shares. Arbitrage market timers may seek to exploit such delays between the change in the value of a mutual fund’s portfolio holdings and the net asset value of the fund’s shares in funds that hold significant investments in foreign securities because certain foreign markets close several hours ahead of the U.S. markets. The International Equity and International Small-Cap Funds hold significant investments in foreign securities and thus may be susceptible to this type of arbitrage. Also, market timers may also seek to exploit Funds that hold significant investments in small-cap securities and high yield (“junk”) bonds, which may not be frequently traded. The principal investment techniques of the Growth Opportunities Fund and International Small-Cap Fund include investing in small-cap companies, and the Growth and Income Fund, Balanced Assets Fund, International Equity Fund and Disciplined Growth Fund may hold significant investments in small-cap companies. The Balanced Assets Fund may invest up to 20% of its total assets in junk bonds. The Funds have adopted certain fair valuation practices intended to protect the Funds from arbitrage market timing and other trading practices that seek to exploit variations in valuation that arise from the nature of the securities held by the Funds. However, to the extent a Fund’s NAV does not immediately reflect a change in market conditions, short-term trading may dilute the value of the Fund’s shares.

Market timing procedures.  The Funds’ procedures include committing staff of the Funds’ shareholder services agent to monitor trading activity in the Funds on a regular basis by selectively reviewing transaction reports in an effort to identify trading activity that may be excessive or short-term and detrimental to a Fund. Factors considered in the monitoring process include, but may not be limited to, the frequency of transactions by the financial intermediary, the Fund’s investment objective, the size of the Fund and the dollar amount of the transaction. In the event that such trading activity is identified and based on the information the Fund and its service providers in their sole discretion conclude that the trading may be detrimental to the Fund, the Funds reserve the right to temporarily or permanently bar your future purchases into AIG SunAmerica funds or, alternatively, may limit the amount, number or frequency of any future purchases and/or the method by which you may request future purchases and redemptions (including purchases and/or redemptions by an exchange between funds).

The Funds’ distributor has entered into agreements with Financial Intermediaries that maintain omnibus accounts with the Funds pursuant to which the Financial Intermediary undertakes to provide certain information to the Funds, including trading information, and also agrees to execute certain instructions from the Funds in connection with the Funds’ market timing policies. In certain circumstances, a Fund may rely upon the policy of a Financial Intermediary to deter short-term or excessive trading if the Fund believes that the policy of such intermediary is reasonably designed to detect and deter transactions that are not in the best interest of a portfolio. A Financial Intermediary’s policy relating to short-term or excessive trading may be more or less restrictive that the Fund’s policy.

A Fund may also accept undertakings by a Financial Intermediary to enforce excessive or short-term trading policies on behalf of the Fund using alternative techniques, to the extent such techniques provide a substantially similar level of protection for the Fund against such transactions. For example, certain Financial Intermediaries may have contractual or legal restrictions that prevent them from blocking an account. In such instances, the insurance company may use alternate techniques that the Fund considers to be a reasonable substitute for such a block.

Though the implementation of the Funds’ procedures involve judgments that are inherently subjective and involve some selectivity in their application, the Funds and their service providers seek to make judgments that are consistent with the interests of the Funds’ shareholders. While the Fund will seek to take actions (directly and with the assistance of Financial Intermediaries) that will detect market timing, the Fund cannot represent that such trading activity can be completely eliminated.

In addition, the International Equity Fund and International Small-Cap Fund assess short-term exchange and redemption fees as described above under the subsections entitled “Exchanges” and “Redemption fee.”

Revocation of market timing trades.  Transactions placed in violation of a Fund’s market timing trading policies are not necessarily deemed accepted by the Fund and may be rejected or revoked by the Fund on the next business day following receipt by the Fund.

ADDITIONAL INVESTOR SERVICES (Classes A, B and C)

To select one or more of these additional services, complete the relevant part(s) of the Supplemental Account Application. To add a service to an existing account, contact your broker or financial advisor, or call Shareholder/Dealer Services at 800-858-8850.

Dollar Cost Averaging lets you make regular investments from your bank account to any retail fund of your choice distributed by AIG SACS. You determine the frequency and amount of your investments, and you can terminate your participation at any time. Dollar cost averaging does not assure a profit or protect against loss in a declining market. Since this strategy involves continuous investments, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.

Systematic Withdrawal Plan may be used for routine bill payment or periodic withdrawals from your account up to a maximum amount of 12% per year based on the value of the account at the time the Plan is established. To use the Systematic Withdrawal Plan:

•	Make sure you have at least $5,000 worth of shares in your account.

•

Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you, because of sales charges and taxes).

Shareholder Account Information

•

Specify the payee(s) and amount(s). The payee may be yourself or any other party (which may require a signature guarantee), and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule. Each withdrawal must be at least $50.

•	Determine the schedule: monthly, quarterly, semi-annually, annually or certain selected months.

•	Make sure your dividends and capital gains are being reinvested.

Systematic Exchange Program may be used to exchange shares of a Fund periodically for the same class of shares of one or more other retail funds distributed by AIG SACS except for SunAmerica Senior Floating Rate Fund, Inc. (where the exchange privilege applies to Class A and Class C shares only). To use the Systematic Exchange Program:

•	Specify the Fund(s) from which you would like money withdrawn and into which you would like money invested.

•	Determine the schedule: monthly, quarterly, semi-annually, annually or certain selected months.

•	Specify the amount(s). Each exchange must be worth at least $50.

•	Accounts must be registered identically; otherwise a signature guarantee will be required.

Retirement plans.   AIG SunAmerica Mutual Funds offers a range of qualified retirement plans, including IRAs, Roth IRAs, Simple IRAs, SEPs, SARSEPs, 401(k) plans, 403(b) plans, Individual (k) plans and other pension, educational and profit-sharing plans. Using these plans, you can invest in any retail fund distributed by AIG SACS with a low minimum investment of $250 or, for some group plans, no minimum investment at all. To find out more, call Retirement Plans at 800-858-8850.

TAX, DIVIDEND, DISTRIBUTION AND ACCOUNT POLICIES

Account Mailings:

Account statements.  Generally, account statements are mailed to dealers and shareholders on a quarterly basis.

Transaction confirmations.  Generally, you will receive an account confirmation:

•	after every transaction that affects your account balance (except a dividend reinvestment, automatic purchase or automatic redemption of systematic exchange); and

•	after any change(s) of name or address of the registered owner(s), or after certain account option changes.

IRS tax forms.  Every year you should also receive, if applicable, an IRS Form 1099 tax information statement, mailed by January 31st.

These mailings apply to accounts opened through a Fund. Accounts opened through a broker/dealer firm will receive statements from that financial institution.

Prospectuses, Annual and Semiannual Reports.  As an alternative to regular mail, you may elect to receive these reports via electronic delivery. To enroll for this option, visit our web site at www.sunamericafunds.com, and select the “Go Paperless” hyperlink (Note: this option is only available to accounts opened through a Fund.).

Dividends.  The Funds generally distribute most or all of their net earnings in the form of dividends. Income dividends, if any, are paid quarterly by the Growth and Income Fund and Balanced Assets Fund, and annually by the other Funds. Capital gains distributions, if any, are paid at least annually by the Funds. Each of the Funds reserves the right to declare and pay dividends less frequently than as disclosed above, provided that the net realized capital gains and net investments income, if any, are paid at least annually.

Dividend reinvestments.  Your dividends and distributions, if any, will be automatically reinvested in additional shares of the same Fund and share class on which they were paid. Alternatively, dividends and distributions may be reinvested in any fund distributed by AIG SACS or, you may receive amounts in excess of $10.00 in cash if you elect in writing not less than five business days prior to the payment date. You will need to complete the relevant part of the Account Application to elect one of these other options. For existing accounts, contact your broker or financial advisor or call Shareholder/Dealer Services at 800-858-8850, to change dividend and distribution payment options. The per share dividends on Class I shares will generally be higher than the per share dividends on Class A, Class B and Class C shares of the same Fund shares as Class I shares are not subject to any distribution fee. Additionally, the per share dividends on Class Z shares will generally be higher than the per share dividends on Class A, Class B, Class C and Class I shares as Class Z shares are not subject to any distribution or service fee.

Taxability of dividends.  As long as each Fund meets the requirements for being a tax-qualified regulated investment company, which each Fund intends to do, it pays no federal income tax on the earnings it distributes to shareholders. Consequently, dividends you receive from the Fund, whether reinvested or taken as cash, are generally considered taxable. Distributions of the Fund’s long-term capital gains are taxable as capital gains; dividends from other sources are generally taxable as ordinary income. For taxable years beginning before January 1, 2011, distributions of investment income designated by a Fund as derived from qualified dividend income are eligible for taxation in the hands of individuals at long-term capital gain rates. Qualified dividend income generally includes dividends from domestic and some foreign corporations. It does not include income from investments in fixed-income securities. In addition, a Fund must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio, and the shareholder must meet holding period and other requirements with respect to a Fund’s shares for the lower tax rates to apply.

Some dividends paid in January, if declared in the previous quarter, will be taxable as if they had been paid the previous December. Corporations may be entitled to take a dividends-received deduction for a portion of certain dividends they receive.

The IRS Form 1099 that is mailed to you every January details your dividends and their federal income tax category, although you should verify your tax liability with your tax professional. As qualified plans, the employee retirement plans that invest in Class I or Class Z generally pay no federal income tax. Individual participants in the plans should consult their plan documents and their own tax advisors for information on the tax consequences associated with participating in the plans.

“Buying into a Dividend.”  You should note that if you purchase shares just before a distribution, you will be taxed for that distribution like other shareholders, even though that distribution represents simply a return of part of your investment. You may wish to defer your purchase until after the record date for the distribution, so as to avoid this tax impact.

Taxability of transactions.  Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions. If you hold Class B shares, you will not have a taxable event when they convert into Class A shares.

Other tax considerations.  If you are neither a resident nor a citizen of the United States or if you are a foreign entity, ordinary income dividends paid to you (which include distributions of net short-term capital gains) will generally be subject to a 30% United States withholding tax, unless a lower treaty rate applies. However, withholding tax will generally not apply to any gain of income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares in a Fund. In addition, distributions with respect to a Fund’s taxable years before January 1, 2008, that qualify as “qualified net interest income” or as “qualified short-term capital gains” may not be subject to U.S. withholding tax.

By law, each Fund must withhold 28% of your distributions and redemption proceeds if you have not provided a taxpayer identification number or social security number.

This section summarizes some of the consequences under current United States federal income tax law of an investment in a Fund. It is not a substitute for professional tax advice. Consult your tax advisor about the potential tax consequences of an investment in a Fund under all applicable laws.

Small accounts (other than Class I or Class Z).  If you draw down an account so that its total value is less than $500 ($250 for retirement plan accounts), you may be asked to purchase more shares within 60 days. If you do not take action, the Fund may close out your account and mail you the proceeds. Alternatively, you may be charged at the annual rate of $24 to maintain your account. Your account will not be closed if its drop in value is due to Fund performance, effects of sales charges, or administrative fees (for retirement plans only).

More Information About the Funds

  FUND INVESTMENT  STRATEGIES

Each Fund has its own investment goal and a strategy for pursuing it. The chart summarizes information about each Fund’s investment approach. Following this chart is a glossary that further describes the investment and risk terminology that we use. Please review the glossary in conjunction with this chart.

	BLUE CHIP GROWTH	GROWTH OPPORTUNITIES
What is the Fund’s investment goal?	Capital appreciation	Capital appreciation
What principal investment strategy does the Fund use to implement its investment goal?	Growth	Growth
What are the Fund’s principal investment techniques?

•    Active trading of equity securities of Blue Chip companies that demonstrate the potential for capital appreciation. At least 80% of the Fund’s net assets plus any borrowing for investment purposes will be invested in Blue Chip companies.

• Active trading of equity securities that demonstrate the potential for capital appreciation, issued generally by small-cap companies
What are the Fund’s other significant (non-principal) investments?	• Foreign securities	• Small-cap stocks • Foreign securities
What other types of securities may the Fund normally invest in as part of efficient portfolio management and which may produce some income?	• Short-term investments (up to 10%) • Defensive instruments • Options and futures • Special situations • Borrow for temporary or emergency purposes (up to 5%)	• Short-term investments (up to 10%) • Defensive investments • Options and futures • Special situations • Borrow for temporary or emergency purposes (up to 5%)
What risks may affect the Fund?	PRINCIPAL RISKS: • Market volatility • Securities selection NON-PRINCIPAL RISKS: • Foreign securities • Derivatives • Hedging • Emerging markets	PRINCIPAL RISKS: • Market volatility • Securities selection • Small and mid market capitalization NON-PRINCIPAL RISKS: • Derivatives • Hedging • Technology companies

NEW CENTURY	GROWTH AND INCOME	BALANCED ASSETS	VALUE FUND
Capital appreciation	Capital appreciation and current income	Capital appreciation and conservation of principal	Long-term growth of capital
Growth	Growth and value	Asset allocation and growth	Value
• Active trading of equity securities that demonstrate the potential for capital appreciation, without regard to market capitalization	• Active trading of equity securities issued by companies of any size, that pay dividends, demonstrate the potential for capital appreciation and/or are believed to be undervalued in the market	• Invests, under normal market
conditions, at least 25% of its
total assets in equity securities
issued by companies with market
capitalization of over $1.5 billion
that demonstrate the potential for
capital appreciation

•    Invests at least 25% of its total
assets in investment grade fixed
income securities and engages in
active trading of such securities

• Active trading of equity securities of companies of any market capitalization that offer the potential for long- term growth of capital
• Foreign securities	• Small-cap stocks • Foreign securities • Investment grade fixed income securities	• Small-cap stocks • Foreign securities • Junk bonds (up to 20%)	• Foreign securities

•    Short-term investments
(up to 10%)

•    Defensive investments

•    Options and futures

•    Special situations

•    Borrow for temporary
or emergency purposes
(up to 5%)

•    Borrow to enhance investment performance (up to 50%)

• Short-term investments
(up to 10%)

•    Defensive instruments

•    Options and futures

•    Special situations

•    Borrow for temporary
or emergency purposes
(up to 5%)

•    Borrow to enhance
investment performance
(up to 50%)

• Short-term investments (up to 10%) • Defensive investments • Options and futures • Special situations • Borrow for temporary or emergency purposes (up to 5%)	• Short-term investments

•    Defensive instruments

•    Options and futures

•    Special situations

•    Currency transactions

•    Borrow for temporary
or emergency purposes
(up to 33 1/3%)

•    Borrow to enhance
investment performance
(up to 50%)

PRINCIPAL RISKS: • Market volatility • Securities selection • Small and mid market capitalization NON-PRINCIPAL RISKS: • Derivatives • Hedging • Technology companies	PRINCIPAL RISKS:

•    Market volatility

•    Securities selection

•    Small and mid market
capitalization

NON-PRINCIPAL RISKS:

•    Derivatives

•    Hedging

•    Interest rate fluctuations

•    Credit quality

•    Foreign securities

PRINCIPAL RISKS:

•    Market volatility

•    Securities selection

•    Small and mid market
capitalization

NON-PRINCIPAL RISKS:

•    Derivatives

•    Hedging

•    Interest rate fluctuations

•    Credit quality

•    Emerging markets

•    Foreign securities

PRINCIPAL RISKS:

•    Market volatility

•    Securities selection

•    Non-diversification

•    Small and mid market
capitalization

NON-PRINCIPAL
RISKS:

•    Foreign exposure

•    Derivatives

•    Hedging

•    Currency volatility

More Information About the Funds

	INTERNATIONAL EQUITY FUND	DISCIPLINED GROWTH FUND	INTERNATIONAL SMALL-CAP FUND
What is the Fund’s investment goal?	Capital appreciation	Capital appreciation	Long-term capital appreciation
What principal investment strategy does the Fund use to implement its investment goal?	International	Growth	International
What are the Fund’s principal investment techniques?

•    Active trading of equity securities and other securities with equity characteristics of non-U.S. issuers located in a number of different countries other than the U.S. and selected without regard to market capitalization. At least 80% of the Fund’s net assets plus any borrowing for investment purposes will be invested in equity securities.

• Active trading of equity securities that demonstrate the potential for capital appreciation without regard to market capitalization

•    Active trading of equity and equity-related securities of non-U.S. small-cap companies throughout the world. Under normal circumstances, at least 80% of the Fund’s net assets, plus any borrowings for investment purposes will be invested in such securities.

What are the Fund’s other significant (non-principal) investments?	• Foreign investment companies	• Foreign securities	• Investment grade fixed income securities
What other types of securities may the Fund normally invest in as part of efficient portfolio management and which may produce some income?

•    Fixed income securities
(up to 20%)

•    Short-term investments

•    Defensive instruments

•    Options and futures

•    Special situations

•    Currency transactions

•    Junk bond

•    Borrow for temporary
or emergency purposes
(up to 33 1/3%)

•    Borrow to enhance investment performance (up to 50%)

		• Short-term investments • Defensive investments • Special situations • Borrow for temporary or emergency purposes (up to 33 1/3%) • Borrow to enhance investment performance (up to 50%)	• Short-term investments (up to 10%) • Defensive instruments • Options and futures • Special situations • Currency transactions • Borrow for temporary or emergency purposes (up to 33 1/3%)
What risks may affect the Fund?

PRINCIPAL RISKS:

•    Market volatility

•    Securities selection

•    Non-diversification

•    Foreign exposure

•    Currency volatility

•    Small and mid market capitalization

•    Emerging markets

NON-PRINCIPAL RISKS:

•    Derivatives

•    Hedging

PRINCIPAL RISKS: • Market volatility • Securities selection • Small and mid market capitalization NON-PRINCIPAL RISKS: • Foreign exposure • IPO risk

PRINCIPAL RISKS:

•    Market volatility

•    Securities selection

•    Small market capitalization

•    Foreign exposure

•    Currency volatility

•    Emerging markets

NON-PRINCIPAL RISKS:

•    Derivatives

•    Credit quality

•    Interest rate fluctuations

•    Hedging

GLOSSARY

Large-cap companies and Mid-cap companies generally have a substantial record of operations (i.e., in business for at least five years) and are listed for trading on the New York Stock Exchange or another national or international stock exchange or, in some cases, are traded over the counter. Small-cap companies generally will be companies that have been in business for a shorter period of time.

Debt ratings. The two best-known debt rating agencies are Standard & Poor’s Rating Services, a Division of The McGraw-Hill Companies, Inc. and Moody’s Investors Service, Inc. “Investment grade“ refers to any security rated “BBB“ or above by Standard & Poor’s or “Baa“ or above by Moody’s.

INVESTMENT TERMINOLOGY

Capital appreciation and Growth of capital are growth of the value of an investment.

Conservation of principal means investing in a manner that tries to protect the value of an investment against market movements and other economic events.

Active trading means that a Fund may engage in frequent trading of portfolio securities to achieve its investment goal. In addition, because a Fund may sell a security without regard to how long it has held the security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by a Fund and could affect your performance. During periods of increased market volatility, active trading may be more pronounced.

Asset allocation means investing in a manner that divides investments among different classes of assets, such as stocks and bonds.

Large-cap companies will generally include companies whose market capitalizations, at the time of purchase, are equal to or greater than the smallest company in the Russell 1000 Index during the most recent 12-month period. During the 12-month period ended December 31, 2007, the smallest company in the Russell 1000 Index had a market-cap of $0.48 billion.

Mid-cap companies will generally include companies whose market capitalizations, at time of purchase, range from the smallest company included in the Russell Midcap Index to the largest company in the Russell Midcap Index during the most recent 12-month period. During the 12-month period ended December 31, 2007, the smallest company in the Russell Midcap Index had a market-cap of $0.48 billion and the largest company in the Russell Midcap Index had a market-cap of $42 billion.

Small-cap companies will generally include companies whose market capitalizations, at time of purchase, are equal to or less than the largest company in the Russell 2000 Index during the most recent 12-month period. During the 12-month period ended December 31, 2007, the largest company in the Russell 2000 index had a market-cap of $8.40 billion.

With respect to the International Small-Cap Fund, the definition of “small-cap company” is dependent on the size of the market. The subadviser will determine company size on a country specific basis. The Fund will invest primarily in small-cap companies whose capitalization, at the time of purchase, does not exceed U.S. $ 3.5 billion.

Fixed-income securities provide consistent interest or dividend payments. They include corporate bonds, notes, debentures, preferred stocks, convertible securities, U.S. government securities and mortgage-backed and asset-backed securities. The issuer of a senior fixed income security is obligated to make payments on this security ahead of other payments to security holders. An investment grade fixed income security is rated in one of the top four ratings categories by a debt rating agency (or is considered of comparable quality by the Adviser).

Convertible securities are bonds or preferred stocks that may be exchanged for common stock of the same or a different company.

A “junk bond” is a high yield, high risk bond that does not meet the credit quality standards of investment grade securities.

Short-term investments include money market securities such as short-term U.S. government obligations, commercial paper, bankers’ acceptances and certificates of deposit. These securities provide a Fund with sufficient liquidity to meet redemptions and cover expenses.

Defensive investments include high quality fixed income securities and money market instruments. A Fund will make temporary defensive investments in response to adverse market, economic, political or other conditions. When a Fund takes a defensive position, it may miss out on investment opportunities that could have resulted from investing in accordance with its principal investment strategy. As a result, a Fund may not achieve its investment goal.

Foreign securities are issued by companies located outside of the United States, including emerging markets. Foreign securities may include American Depositary Receipts (ADRs) or other similar securities that convert into foreign securities, such as European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs).

More Information About the Funds

It may be necessary under certain foreign laws, less expensive, or more expedient to invest in foreign investment companies, which invest in certain foreign markets, including emerging markets. Investing through such vehicles may involve frequent or layered fees or expenses, and the Adviser will not invest in such investment companies unless, in its judgment, the potential benefits justify the payment of any associated fees and expenses.

Currency transactions include the purchase and sale of currencies to facilitate securities transactions and forward currency contracts, which are used to hedge against changes in currency exchange rates.

A derivative is a financial instrument, such as an option or a future, whose value is based on the performance of an underlying asset or an external benchmark, such as an index.

Options and futures are contracts involving the right to receive or obligation to deliver assets or money depending on the performance of one or more underlying assets or a market or economic index.

A special situation arises when, in the opinion of the Adviser, the securities of a particular issuer will be recognized and appreciated in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investments in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

An IPO is an initial public offering. The Funds may purchase equity securities in initial public offerings. Securities purchases in IPOs generally have limited operating histories and may involve greater investment risk.

RISK TERMINOLOGY

Market volatility: The stock and/or bond markets as a whole could go up or down (sometimes dramatically). This could affect the value of the securities in a Fund’s portfolio.

Securities selection: A strategy used by a Fund, or securities selected by its portfolio manager, may fail to produce the intended return.

Small and mid-market capitalization: Companies with smaller market capitalizations (particularly under $1 billion depending on the market) tend to be at early stages of development with limited product lines, market access for products, financial resources, access to new capital, or depth in management. It may be difficult to obtain reliable information and financial data about these companies. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements. Mid-cap companies are subject to these risks to a lesser extent.

Foreign exposure: Investments in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as the U.S. government. Foreign investments will also be affected by local political or economic developments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks are heightened when the issuer is in an emerging market.

Emerging market: An emerging market country is one that the World Bank, the International Finance Corporation or the United Nations or its authorities has determined to have a low or middle income economy. Historical experience indicates that the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.

Currency volatility: The value of a Fund’s foreign portfolio investments may fluctuate due to changes in currency rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Fund’s non-dollar securities.

Interest rate fluctuations: Volatility of the bond market is due principally to changes in interest rates. As interest rates rise, bond prices typically fall; and as interest rates fall, bond prices typically rise. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

Credit quality: The creditworthiness of the issuer is always a factor in analyzing fixed income securities. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. This type of issuer will typically issue junk bonds. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.

Derivatives: Derivatives, including options and futures, are subject to general risks relating to heightened sensitivity to market volatility, interest rate fluctuations, illiquidity and creditworthiness of the counterparty to the derivatives transactions.

Hedging: Hedging is a strategy in which the Adviser uses a derivative security in an effort to reduce certain risk characteristics of an underlying security or portfolio of securities. While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market or exchange rates. Moreover, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

Technology companies: The industries in which technology companies may be found can be significantly affected by short product cycles, aggressive pricing of products and service, competition from new market entrants, obsolescence of existing technology, worldwide scientific and technological developments and changes in governmental regulation and policies. As a result, a fund that invests in technology companies may be considerably more volatile than a fund that does not invest in technology companies.

Non-Diversification: The International Equity Fund and Value Fund are non-diversified and may invest a larger portion of assets in a small number of investments. As a result, their performance may be affected more by a decline in the market price of one such investment than would be the case if the Funds were more diversified.

IPO risk: The Funds may purchase equity securities of companies in initial public offerings (“IPOs”). The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on a Fund’s performance depends on a variety of factors, including the number of IPOs the Fund invests in relative to the size of the Fund and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a Fund’s asset base increases, IPOs often have a diminished effect on the Fund’s performance. Companies offering stock in IPOs generally have limited operating histories and may involve greater investment risk.

Fund Management

Adviser. AIG SunAmerica Asset Management Corp. (“AIG SunAmerica”), which was organized in 1982 under the laws of Delaware, serves as investment adviser to the Funds, provides various administrative services, and supervises the daily business affairs of each Fund. As the investment adviser, AIG SunAmerica selects and manages Fund investments except to the extent it has delegated portfolio management of a Fund to a subadviser. In addition to managing the Funds, AIG SunAmerica serves as adviser, manager and/or administrator for Anchor Series Trust, AIG Series Trust, Seasons Series Trust, VALIC Company I, VALIC Company II, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., SunAmerica Series Trust, SunAmerica Focused Series, Inc. SunAmerica Focused Alpha Growth Fund, Inc., SunAmerica Focused Alpha Large-Cap Fund, Inc., and SunAmerica Senior Floating Rate Fund, Inc. AIG SunAmerica managed, advised or administered assets in excess of $55.6 billion as of December 31, 2007.

For the fiscal year ended September 30, 2007, the Funds paid the Adviser a fee equal to the following rates, expressed as an annual percentage of the average daily net assets of each Fund:

Fund	Rate of Investment Advisory Fee

Blue Chip Growth	0.75%

Growth Opportunities	0.75%

New Century	0.75%

Growth and Income	0.75%

Balanced Assets	0.75%

International Equity	1.00%

Value Fund	1.00%

Disciplined Growth	0.85%

International Small-Cap	1.15%

A discussion regarding the basis for the Board of Trustees approving any investment advisory contract of the Funds is available in the Funds’ Annual Report to shareholders for the period ending September 30, 2007.

AIG SunAmerica has contractually agreed to waive fees and/or reimburse expenses for certain classes of the Funds in the amounts set forth in the Funds’ Statement of Additional Information and as described in the footnotes to the Expense Tables on pages 16 to 19 of this Prospectus. AIG SunAmerica also may voluntarily waive or reimburse additional amounts to increase the investment return to a Fund’s investors. Further, any waivers or reimbursements made by AIG SunAmerica with respect to the Value, International Equity, Disciplined Growth Equity, and International Small-Cap Funds are subject to recoupment from that Fund within the previous two years, provided that the Fund is able to effect such payment to AIG SunAmerica and remain in compliance with the foregoing expense limitations. The potential reimbursements are accounted for as possible contingent liabilities that are not recordable on the balance sheet of a Fund until collection is probable, but appear as footnote disclosure to each Fund’s financial statements. At such time as it appears probable that a Fund is able to effect such reimbursement and that AIG SunAmerica intends to seek such reimbursement, the amount of the reimbursement will be accrued as an expense of the Fund for that current period.

AIG SunAmerica has received an exemptive order from the SEC that permits AIG SunAmerica, subject to certain conditions, to enter into agreements relating to the Funds with unaffiliated Subadvisers approved by the Board of Trustees, without obtaining shareholder approval. The exemptive order also permits AIG SunAmerica, subject to the approval of the Board but without shareholder approval, to employ new unaffiliated Subadvisers for new or existing funds, change the terms of particular agreements with unaffiliated Subadvisers or continue the employment of existing unaffiliated Subadvisers after events that would otherwise cause an automatic termination of a subadvisory agreement. Shareholders of the Funds have the right to terminate an agreement with the Subadviser for that Fund at any time by a vote of the majority of the outstanding voting securities of the Fund. Shareholders will be notified of any Subadviser changes. The order also permits a Fund to disclose to shareholders the Subadvisers’ fees only in the aggregate for the Fund.

AIG SunAmerica’s investment discipline is based on fundamental research of earnings, revenues and market opportunities. Investment decisions are based upon a company’s underlying fundamentals and strategic position, in light of industry and market outlook. AIG SunAmerica makes buy and sell decisions consistent with the investment goals and strategies of each Fund.

Please see additional information on distribution-related payments made by AIG SunAmerica under “Distributor” on page 43.

When the Prospectus refers to the “Adviser,” it means AIG SunAmerica or AIG Global Investment Corp. (“AIGGIC”), as applicable.

The Subadviser and Portfolio Managers are identified and described below.

Additional information about the Portfolio Managers’ compensation, other accounts under management and ownership of the Funds’ shares, is contained in the Statement of Additional Information.

International Equity Fund

International Small-Cap Fund

The International Equity Fund and International Small-Cap Fund are subadvised by AIGGIC, located at 70 Pine Street, New York, NY 10270, which is responsible for investment decisions of these Funds. AIGGIC is an AIG SunAmerica affiliate and is a part of AIG Investments. AIG Investments comprises a group of international companies (including AIGGIC), which provide investment advice, and market asset management products and services to clients around the world. As of December 31, 2007, AIGGIG managed approximately $753.7 billion, of which approximately $622.0 billion relates to AIG affiliated assets and $131.7 billion relates to client assets. The AIG affiliated assets include those managed by joint ventures and certain other AIG investment adviser subsidiaries, but do not include assets subadvised to third party managers.

Investment decisions for the International Small-Cap Fund are made by a team of regionally based portfolio managers led by Chantal Brennan (Europe). The team members responsible for stock selection include Ming Tsu (Asia) and Noriko Umino (Japan).

Investment decisions for the International Equity Fund are made by a team led by Robin Thorn (New York). The team members responsible for stock selection include Hiroshi Motoki (Tokyo), Deborah A. Vélez Medenica (New York), and Carla Garcia (New York).

Chantal Brennan

Managing Director, International Small and Mid Cap Companies

AIG Investments, London

Ms. Brennan joined AIG Investments in 1996 and is the Head of the European Smaller Companies Team based in London, Deputy Head of European Equities and Product Head of International Small Cap. Prior to joining AIG Investments, she was a Research Analyst with Standard Life Assurance Company in Scotland. Ms. Brennan received a Bachelors and a Masters in Economics from University College Dublin and a Masters of Science in Investment and Treasury from Dublin City University. She is a member of the UK Society of Investment Professionals and the CFA Institute.

Ming Hsu

Managing Director, Portfolio Manager, South East Asia Equity

AIG Investments, Hong Kong

Ms. Hsu joined AIG Investments in 1994 and is the Managing Director responsible for Asia Pacific ex-Japan equities. Ms. Hsu is also a country specialist for Hong Kong equities. Ms. Hsu began her portfolio management experience in 1993 in South East Asian equities and managing funds in those markets. Ms. Hsu joined AIG Investments from Jardine Fleming Investment Management, where she was a portfolio manager for JF Asian Realty Fund. Prior to managing the fund, Ms. Hsu was with the Corporate Finance Department of Jardine Fleming Securities. Ms. Hsu holds a BSc (honours) from the Bartlett School of Architecture, University of London.

Noriko Umino, CMA

Portfolio Manager, Japanese Equity

AIG Investments, Tokyo

Ms. Umino joined AIG Investments in 2005 and is a portfolio manager for the Japan small/mid cap strategy. Prior to joining AIG Investments, Ms. Umino was a Senior Investment Manager for 14 years at Credit Agricole Asset Management Japan Ltd., where she was responsible for Japanese smaller stocks. Her professional investment experience began in 1987 at Jardine Fleming Securities Japan Ltd. where she held research responsibilities covering land transportation and mid/small cap equities. Ms. Umino received a BA from Aoyama Gakuin University. She is a Chartered Member of the Security Analysts Association of Japan.

Robin Thorn

Managing Director, Head of Active US and European Equities

Global Equity Portfolio Manager

AIG Investments, New York

Mr. Thorn joined AIG Investments in 1998 and is now responsible for the management of AIG Investments’ Active European and US Equity teams as well as the firm’s Global Equity portfolios. Mr. Thorn joined AIG Investments as a Co-Portfolio Manager of Global/International portfolios and a Portfolio Manager focused on the health care sector. In 2000, he also became the Global Head of Equity Research, followed by a move to London where he took on the additional responsibilities of Head of European Equities. During his tenure with AIG Investments, Mr. Thorn helped develop and implement the firm’s equity process and online knowledge-sharing tools for equity investing globally. Prior to joining AIG Investments, he was a global health care portfolio manager with SE Banken Fonder (SEB Asset Management) of Sweden. Mr. Thorn holds an MS in Economics and Business Administration from the Stockholm School of Economics with majors in Financial Economics and Economical Steering/Planning.

Fund Management

Hiroshi Motoki

Managing Executive Officer and Chief Investment Officer – Japan

AIG Investments, Tokyo

Mr. Motoki joined AIG Investments in 2005 and is both Chief Investment Officer and Managing Executive Officer for AIG Investments’ operations in Japan. Prior to joining AIG Investments, he worked for Alliance Capital Asset Management (Japan) Ltd. and had various responsibilities including the Director of Asian Equity Research and the Head of Japanese Growth Equity. He also managed Japanese equity portfolios for many institutional and retail accounts globally. His investment experience started in 1994. Previously, he was a Senior Financial Analyst for Ford Motor and also worked for Okura & Co. Ltd., as a Manager of the Pittsburgh Office where he was responsible for various international contracts. Mr. Motoki received an MBA (High Honours) from the University of Michigan at Ann Arbor and a BA in Law from Waseda University in Tokyo.

Deborah A. Vélez Medenica, CFA

Managing Director, Global and Emerging Market Equities

AIG Investments, New York

Mrs. Medenica joined AIG Investments in 1997 and the Global Equity Team in 1999. As Managing Director, she is responsible for all emerging market equity investment activities. From 1997 to 1999, she was an investment analyst managing AIG Investments’ on-shore insurance assets in Central America, Mexico, and the Caribbean. Prior to joining AIG Investments, she was an analyst with Baring Asset Management, an Associate with Cambridge Associates and a senior analyst at TD Bank. Mrs. Medenica received an AB (Honors) in American History from Harvard University in 1990. In addition, she received an MA in International Economics and Latin American Studies from Johns Hopkins SAIS, and an MBA in Finance from Wharton University. She is a CFA charterholder.

Carla Garcia

Portfolio Manager, Global Equity

AIG Investments, New York

Prior to joining the Global Equities team in New York, Ms. Garcia was an Investment Manager responsible for the overall research and security analysis of Philippine listed equities for both life and third party funds. She joined AIG Investments in 1998 and had worked for a brief period with the Global Emerging Market team in New York in 2004. Before joining AIG Investments, she was a senior consumer and retail analyst at SocGen Crosby and was an assistant comptroller at Bankers Trust Financial Services. Ms. Garcia holds an MSc (with high distinction) in Computational Finance from the De La Salle University and received a BSc in Business Administration and Accountancy (cum laude) from the University of the Philippines. She is a Certified Public Accountant (CPA).

Blue Chip Growth Fund

The Blue Chip Growth Fund is advised by AIG SunAmerica. John Massey, Senior Vice-President at AIG SunAmerica, is the portfolio manager for the Blue Chip Growth Fund and is primarily responsible for the day-to-day management of the Fund. Prior to joining AIG SunAmerica in February 2006, Mr. Massey was an Associate Director and member of the Large-Cap Growth Team at Bear Sterns Asset Management from 2001 to 2005. From 1998 to 2001 Mr. Massey was an Investment Officer and a senior analyst covering the healthcare industry with Standard and Poor’s Corporation. Prior to that, he held project finance and merchant banking positions at Marubeni America Corp. Mr. Massey received a BA in Economics from University of Southern California.

Balanced Assets Fund

The Balanced Assets Fund is advised by AIG SunAmerica. John Massey and Steven Neimeth share responsibility for the day-to-day management of the equity portion of the Balanced Assets Fund. The fixed income portion of the Balanced Assets Fund is managed by a team of fixed income investment professionals who have portfolio management roles with both AIG SunAmerica and AIGGIG, which is an AIG SunAmerica affiliate. The six managers with daily portfolio management responsibilities for the fixed income portion of assets are Bryan Petermann, John Yovanovic, Tim Lindvall, Raphael Davis, Robert Vanden Assem and Rajeev Mittal.

Steven Neimeth, Senior Vice President at AIG SunAmerica, has over 12 years of experience in the investment industry, focusing the past seven years on the large-cap value segment of the market. Prior to joining AIG SunAmerica in April 2004, Mr. Neimeth was a portfolio manager of the Neuberger Berman Large-Cap Value Fund, and between 1997 and 2002, he was a portfolio manager and research analyst at Bear Sterns Asset Management. Mr. Neimeth holds a BA from Hobart & William Smith Colleges and an MBA from the Johnson School of Management at Cornell University. Mr. Massey’s experience is listed above under the Blue Chip Fund.

Bryan Petermann

Portfolio Manager

Mr. Petermann has portfolio management responsibilities with both AIG SunAmerica and AIG Investments, where he is currently a Managing Director. Mr. Petermann joined AIG Investments as a research analyst with the acquisition of American General Investment Management (AGIM) in 2001. He became a Portfolio Manager of high yield bonds for AIGGIG in October 2003. Prior to this, Mr. Petermann was Head of Credit Research for high yield bonds, a position he had held since August 2001. At AGIM, Mr. Petermann served as the media/communications group head. From 1997 to 2000, Mr. Petermann was with Union Bank of California where he most recently served as Vice President, team leader, and relationship manager, originating corporate finance transactions in the media and communications sectors. Prior to that, Mr. Petermann served as Vice President in the media and communications groups of Societe Generate and Banquo Paribas. From 1990 to 1992, he worked as an associate in corporate finance at Manufacturers Hanover Trust Company. Mr. Petermann began his career in the audit division of Touche Ross & Co. Mr. Petermann received a BA, summa cum laude, in economics-business from UCLA in 1986 and an MBA from The University of California, Berkeley in 1990. He is a member of Phi Beta Kappa.

John Yovanovic

Portfolio Manager

Mr. Yovanovic has portfolio management responsibilities with both AIG SunAmerica and AIG Investments, where he is currently a Managing Director. Mr. Yovanovic joined AIG Investments with the acquisition of AGIM in 2001. He became a Portfolio Manager of high yield bonds for AIG Investments in September 2005. Previously, he was a senior high yield trader and research analyst. While in investment research, he served as the energy/utilities group head. Prior to joining AIG Investments, Mr. Yovanovic was a senior research analyst and trader at Mentor Investment Advisors, a division of Wachovia Corporation. Mr. Yovanovic started his career in equity research at Van Kampen Funds, where he subsequently moved into high yield trading and research. Mr. Yovanovic received a BBA from the University of Houston in 1991 and is a CFA charter holder.

Tim Lindvall

Portfolio Manager

Mr. Lindvall has portfolio management responsibilities with both AIG SunAmerica and AIG Investments, where he is currently a Vice President Mr. Lindvall joined AIG Investments in 2002 and became a Portfolio Manager in 2007. Prior to becoming a Portfolio Manager, he was a research analyst responsible for the exploration and production, oil field services, refining, pipeline, and electric sectors. Prior to joining AIG Investments, Mr. Lindvall was Manager of structured transactions at Aquila Energy Capital, a mezzanine fund. He was responsible for originating and structuring investments in energy companies. His prior experience includes research analysis at a hedge fund, corporate finance at EOG Resources, and private equity investing at Enron Corp. Mr. Lindvall received his undergraduate degrees in Finance and Economics from Southern Methodist University, and an MBA from The Wharton School at the University of Pennsylvania. He is also a CFA charterholder.

Raphael Davis

Portfolio Manager

Mr. Davis has portfolio management responsibilities with both AIG SunAmerica and AIG Investments, where he is currently a Managing Director of Structured Products. Mr. Davis joined AIG Investments with the acquisition of AGIM in August 2001. In his role with AIG Investments, Mr. Davis is responsible for trading and portfolio management of AIG’s $17 billion agency MBS passthrough and CMO portfolios. During his seven years at AGIM, Mr. Davis was responsible for the trading and management of AGIM’s MBS, asset- backed securities and money-market portfolios. Prior to joining AGIM, Mr. Davis was a Portfolio Sales Specialist at the Resolution Trust Corporation, where he analyzed and traded various agency and whole-loan mortgage securities, as well as high-yield fixed income, money market and equity securities.

Robert Vanden Assem

Portfolio Manager

Mr. Vanden Assem has portfolio management responsibilities with both AIG SunAmerica and AIG Investments, where he is currently a Managing Director and Senior portfolio manager for AIG Investment’s high grade fixed income. He is responsible for portfolio management of AIGGIG’s high grade total rate of return portfolios and affiliated accounts. Prior to joining AIG Investments in 2001, Mr. Vanden Assem was with Morgan Stanley Dean Witter Advisors (MSDW Advisors) where he worked as a portfolio manager for the MSDW Strategist and Variable Strategist mutual funds as well as other institutional and individual fixed income assets. He also managed institutional and individual monies exclusively, at Dean Witter Intercapital, the precursor to MSDW Advisors. Mr. Vanden Assem received a BS in Accounting from Fairleigh Dickinson University and an MBA in Finance from New York University. He also holds the Chartered Financial Analyst designation.

Fund Management

Rajeev Mittal

Portfolio Manager

Mr. Mittal has portfolio management responsibilities with both AIG SunAmerica and AIG Investments, where he is currently a Managing Director and the head of Emerging Markets Debt and is responsible for all aspects of portfolio management, research and trading of emerging market strategies in hard and local currencies and credit default swaps for internal and non-affiliated clients. Mr. Mittal joined AIG Investments in 1992 and prior to his current position, his responsibilities included portfolio management of single currency U.S. dollar, Sterling and Irish Punt portfolios as well as global bond portfolios. Mr. Mittal is a member of the Fixed Income Asset Allocation Team and also represents emerging market debt in the Global Asset Allocation Committee meetings. Mr. Mittal received a BSe (Honours) in Mathematics and Statistics from the University of Bradford.

Growth Opportunities Fund

New Century Fund

The Growth Opportunities Fund and the New Century Fund are advised by AIG SunAmerica. Jay Rushin, Senior Vice President at AIG SunAmerica, is the portfolio manager to the Growth Opportunities Fund and the New Century Fund, and is primarily responsible for the day-to-day management of both Funds. Mr. Rushin has over ten years of experience in the investment industry, focusing the past eight years on the small-cap and mid-cap growth segments of the market. Prior to joining AIG SunAmerica in December 2005, Mr. Rushin was a lead portfolio manager at AIM Management Group, where he was responsible for a small-cap and mid-cap growth team, and its respective portfolios. Mr. Rushin received a BA from Florida State University and is a Chartered Financial Analyst. He is also a member of the Houston Society of Security Analysts.

Growth and Income Fund

Value Fund

The Value Fund and the Growth and Income Fund are advised by AIG SunAmerica. Steven Neimeth, Senior Vice President at AIG SunAmerica, is the portfolio manager to the Growth and Income Fund and the Value Fund and is primarily responsible for the day-to-day management of both Funds. Mr. Neimeth’s experience is listed above under the Balanced Assets Fund.

Disciplined Growth Fund

The Disciplined Growth Fund is advised by AIG SunAmerica. Paul Ma, Vice President and Head of Quantitative Research at AIG SunAmerica, is the portfolio manager to the Disciplined Growth Fund and is primarily responsible for its day-to-day management. Mr. Ma has over eight years of experience in the investment industry. Prior to joining AIG SunAmerica in July 2005, Mr. Ma was a Senior Quantitative Analyst at Putnam Investments. He was also the co-founder of LifeHarbor Investments. Mr. Ma received his BS, magna cum laude, from Harvard University and a MS from Massachusetts Institute of Technology. Mr. Ma is also a CFA charter holder.

Distributor. AIG SACS distributes each Fund’s shares. The Distributor, an AIG SunAmerica company, receives the initial and deferred sales charges, all or a portion of which may be re-allowed to other broker-dealers. In addition, the Distributor receives fees under each Fund’s Class A, Class B and Class C 12b-1 plans.

The Distributor, at its expense, may from time to time provide additional compensation to broker-dealers (including, in some instances, affiliates of the Distributor in connection with sales of shares of a Fund). This compensation may include: (i) full re-allowance of the front-end sales charge on Class A shares; (ii) additional compensation with respect to the sale of Class A, Class B or Class C shares; or (iii) financial assistance to broker-dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one or more of the Funds, and/or other broker-dealer sponsored special events. In some instances, this compensation will be made available only to certain broker-dealers whose representatives have sold a significant number of shares of the Fund. Compensation may also include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature. Compensation may also include various forms of non-cash compensation offered through permissible sales contests or otherwise Broker-dealers may not use sales of the Fund’s shares to qualify for this compensation to the extent receipt of such compensation may be prohibited by applicable law or the rules of any self-regulatory agency, such as the Financial Industry Regulatory Authority (“FINRA”). Dealers who receive bonuses or other incentives may be deemed to be underwriters under the Securities Act of 1933, as amended.

In certain instances, AIG SunAmerica or its affiliates may pay distribution-related expenses, including providing the additional compensation to broker-dealers or other financial intermediaries who sell fund shares. In addition, AIG SunAmerica, the Distributor or their affiliates (including the Administrator) may make substantial payments to broker-dealers or other financial intermediaries and service providers for distribution and/or shareholder servicing activities. Some of these distribution-related payments may be made to dealers or financial intermediaries for marketing, promotional, administrative and/or recordkeeping services that may promote sales of Fund shares; these payments are often referred to as “revenue sharing.” Such payments may be based on various factors, including levels of assets and/or sales (based on gross or net sales or some other criteria) of one or more Funds managed and/or administered by AIG SunAmerica. In some circumstances, those types of payments may relate to one or more Funds’ inclusion on a financial intermediary’s preferred list of funds offered to its clients or may create an incentive for a broker-dealer or other financial intermediary or its representatives to recommend or offer shares of the Funds to its customers over other funds that do not have sponsors making similar payments. You should ask your broker-dealer or financial intermediary for more details about any such payments it receives.

Payments by AIG SunAmerica are out of its own resources, including the profits from its advisory fees. Payments by the Distributor may be out of its own resources or fees it receives under the Funds’ Class A, Class B and Class C 12b-1 plans. Payments by other affiliates are out of their own resources.

Servicing Agent. AIG SunAmerica Fund Services, Inc. (“SAFS” or the “Servicing Agent”) assists the Funds’ transfer agent in providing shareholder services. The Servicing Agent, an AIG SunAmerica affiliate, is paid a monthly fee by each Fund for its services at the annual rate of 0.22% of average daily net assets of Class A, Class B, Class C and Class I shares.

For Class Z, the Servicing Agent receives reimbursements from the Funds of its costs, which include all direct transfer agency fees and out-of-pocket expenses allocated to providing services to Class Z shares. AIG SunAmerica, the Distributor and the Servicing Agent are all located in Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992 and 2929 Allen Parkway, Houston, Texas 77019.

Financial Highlights

The Financial Highlights table for each Fund is intended to help you understand the Fund’s financial performance for the past 5 years or since inception. Certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information, except for the Value Fund and the Disciplined Growth Fund for the fiscal year ended October 31, 2003, has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with each Fund’s financial statements, are incorporated by reference in the Statement of Additional Information (SAI), which is available upon request. The financial highlights of the Value Fund and the Disciplined Growth Fund for fiscal period prior to September 30, 2004 have been audited by a different accounting firm.

BLUE CHIP GROWTH FUND

Period Ended	Net Asset Value, beginning of period	Net invest- ment income (loss)(1)	Net gain (loss) on invest- ments (both realized and unrealized)	Total from invest- ment operations	Dividends from net invest- ment income	Distri- butions from capital gains	Total distri- butions	Net Asset Value, end of period	Total Return(2)	Net Assets end of period (000’s)	Ratio of expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover
						Class A
9/30/03	$11.15	$(0.06)	$2.03	$1.97	$—	$—	$—	$13.12	17.67%	$64,672	1.54%		(0.50)%		114%
9/30/04	13.12	(0.08)	1.05	0.97	—	—	—	14.09	7.39	62,316	1.60		(0.59)		145
9/30/05	14.09	(0.01)	1.13	1.12	—	—	—	15.21	7.95	56,755	1.59		(0.09)		120
9/30/06	15.21	(0.07)	0.55	0.48	—	—	—	15.69	3.16	49,539	1.55	(3)(4)	(0.45	)(3)(4)	154
9/30/07	15.69	(0.07)	3.12	3.05	—	—	—	18.74	19.44	51,961	1.60	(3)(4)	(0.40	)(3)(4)	72
						Class B
9/30/03	$10.20	$(0.14)	$1.84	$1.70	$—	$—	$—	$11.90	16.67%	$30,263	2.32%		(1.28)%		114%
9/30/04	11.90	(0.16)	0.96	0.80	—	—	—	12.70	6.72	27,946	2.26		(1.25)		145
9/30/05	12.70	(0.11)	1.02	0.91	—	—	—	13.61	7.17	22,558	2.32		(0.80)		120
9/30/06	13.61	(0.17)	0.50	0.33	—	—	—	13.94	2.42	17,479	2.29	(3)(4)	(1.20	)(3)(4)	154
9/30/07	13.94	(0.17)	2.75	2.58	—	—	—	16.52	18.51	14,314	2.36	(3)(4)	(1.14	)(3)(4)	72
						Class C†
9/30/03	$10.18	$(0.16)	$1.85	$1.69	$—	$—	$—	$11.87	16.60%	$7,286	2.44%		(1.40)%		114%
9/30/04	11.87	(0.18)	0.96	0.78	—	—	—	12.65	6.57	6,458	2.37		(1.37)		145
9/30/05	12.65	(0.13)	1.01	0.88	—	—	—	13.53	6.96	5,278	2.49		(0.98)		120
9/30/06	13.53	(0.17)	0.50	0.33	—	—	—	13.86	2.44	4,528	2.30	(3)(4)	(1.21	)(3)(4)	154
9/30/07	13.86	(0.20)	2.73	2.53	—	—	—	16.39	18.25	3,959	2.55	(3)(4)	(1.35	)(3)(4)	72
						Class I
9/30/03	$11.16	$(0.04)	$2.04	$2.00	$—	$—	$—	$13.16	17.92%	$19,778	1.33	%(3)	(0.29	)%(3)	114%
9/30/04	13.16	(0.04)	1.05	1.01	—	—	—	14.17	7.67	2,164	1.33	(3)	(0.26	)(3)	145
9/30/05	14.17	0.03	1.14	1.17	—	—	—	15.34	8.26	1,454	1.33	(3)	0.22	(3)	120
9/30/06	15.34	(0.04)	0.57	0.53	—	—	—	15.87	3.45	642	1.28	(3)(4)	(0.22	)(3)(4)	154
9/30/07	15.87	(0.02)	3.16	3.14	—	—	—	19.01	19.79	673	1.32	(3)(4)	(0.11	)(3)(4)	72

(1)	Calculated based upon average shares outstanding.
(2)	Total return is not annualized and does not reflect sales load. Total return does include expense reimbursements and expense reductions.
(3)	Net of the following expense reimbursements/fee waivers (based on average net assets):

	09/30/03	09/30/04	09/30/05	09/30/06	9/30/07
Blue Chip Growth Class A	—%	—%	—%	0.05%	0.01%
Blue Chip Growth Class B	—	—	—	0.05	0.02
Blue Chip Growth Class C†	—	—	—	0.05	0.02
Blue Chip Growth Class I	0.33	0.13	0.49	1.15	1.92
(4)	Includes expense reimbursements, but excludes expense reductions. If the expense reductions had been applied the ratio of expenses to average net assets would have been lower and the ratio of net investment income to average net assets would have been higher by:

	09/30/06	9/30/07
Blue Chip Growth Class A	0.01%	0.01%
Blue Chip Growth Class B	0.01	0.01
Blue Chip Growth Class C†	0.01	0.01
Blue Chip Growth Class I	0.01	0.01
†	Effective February 23, 2004, Class II shares were redesignated to Class C shares.

GROWTH OPPORTUNITIES FUND

Period Ended	Net Asset Value, beginning of period	Net invest- ment income (loss)(1)	Net gain (loss) on investments (both realized and unrealized)	Total from invest- ment operations	Dividends from net invest- ment income	Distri- butions from capital gains	Total distri- butions	Net Asset Value, end of period	Total Return(2)		Net Assets end of period (000’s)	Ratio of expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover
						Class A
9/30/03	$9.99	$(0.13)	$3.88	$3.75	$—	$—	$—	$13.74	37.54%		$62,600	1.63%		(1.11)%		204%
9/30/04	13.74	(0.16)	0.07	(0.09)	—	—	—	13.65	(0.66	)(3)	49,918	1.58		(1.09)		170
9/30/05	13.65	(0.17)	2.79	2.62	—	—	—	16.27	19.19		44,641	1.65		(1.15)		86
9/30/06	16.27	(0.12)	0.89	0.77	—	—	—	17.04	4.73		37,382	1.59	(4)(5)	(0.76	)(4)(5)	278
9/30/07	17.04	(0.14)	2.41	2.27	—	—	—	19.31	13.32		39,646	1.62	(4)(5)	(0.79	)(4)(5)	321
						Class B
9/30/03	$9.11	$(0.20)	$3.53	$3.33	$—	$—	$—	$12.44	36.55%		$38,870	2.36%		(1.85)%		204%
9/30/04	12.44	(0.24)	0.07	(0.17)	—	—	—	12.27	(1.37	)(3)	31,429	2.27		(1.78)		170
9/30/05	12.27	(0.25)	2.50	2.25	—	—	—	14.52	18.34		27,673	2.32		(1.82)		86
9/30/06	14.52	(0.21)	0.79	0.58	—	—	—	15.10	3.99		21,500	2.30	(4)(5)	(1.46	)(4)(5)	278
9/30/07	15.10	(0.25)	2.15	1.90	—	—	—	17.00	12.58		15,229	2.31	(4)(5)	(1.48	)(4)(5)	321
						Class C†
9/30/03	$9.10	$(0.20)	$3.53	$3.33	$—	$—	$—	$12.43	36.59%		$19,808	2.33%		(1.82)%		204%
9/30/04	12.43	(0.24)	0.06	(0.18)	—	—	—	12.25	(1.45	)(3)	14,599	2.29		(1.80)		170
9/30/05	12.25	(0.26)	2.51	2.25	—	—	—	14.50	18.37		12,089	2.39		(1.89)		86
9/30/06	14.50	(0.21)	0.79	0.58	—	—	—	15.08	4.00		9,281	2.28	(4)(5)	(1.44	)(4)(5)	278
9/30/07	15.08	(0.26)	2.14	1.88	—	—	—	16.96	12.47		8,230	2.38	(4)(5)	(1.56	)(4)(5)	321
						Class I
9/30/03	$10.00	$(0.10)	$3.90	$3.80	$—	$—	$—	$13.80	38.00%		$4,404	1.33	%(4)	(0.82	)%(4)	204%
9/30/04	13.80	(0.13)	0.08	(0.05)	—	—	—	13.75	(0.36	)(3)	3,493	1.33	(4)	(0.85	)(4)	170
9/30/05	13.75	(0.13)	2.82	2.69	—	—	—	16.44	19.56		1,759	1.33	(4)	(0.85	)(4)	86
9/30/06	16.44	(0.06)	0.88	0.82	—	—	—	17.26	4.99		422	1.28	(4)(5)	(0.35	)(4)(5)	278
9/30/07	17.26	(0.06)	2.42	2.36	—	—	—	19.62	13.67		145	1.32	(4)(5)	(0.34	)(4)(5)	321

(1)	Calculated based upon average shares outstanding.
(2)	Total return is not annualized and does not reflect sales load. Total return does include expense reimbursements and expense reductions.
(3)	The Fund’s total return increased from a gain realized on the disposal of investments in violation of investment restrictions on Class A 0.07%, Class B 0.10%, Class C 0.10% and Class I 0.08%.
(4)	Net of the following expense reimbursements/fee waivers (based on average net assets):

	09/30/03	09/30/04	09/30/05	09/30/06	9/30/07
Growth Opportunities Class A	—%	—%	—%	0.05%	0.00%
Growth Opportunities Class B	—	—	—	0.05	0.01
Growth Opportunities Class C†	—	—	—	0.05	0.01
Growth Opportunities Class I	0.50	0.18	0.49	1.59	5.77

(5)	Includes expense reimbursements, but excludes expense reductions. If the expense reductions had been applied the ratio of expenses to average net assets would have been lower and the ratio of net investment income to average net assets would have been higher by:

	09/30/06	9/30/07
Growth Opportunities Class A	0.04%	0.05%
Growth Opportunities Class B	0.04	0.05
Growth Opportunities Class C†	0.04	0.05
Growth Opportunities Class I	0.03	0.05

†	Effective February 23, 2004, Class II shares were redesignated to Class C shares.

Financial Highlights

NEW CENTURY FUND

Period Ended	Net Asset Value, beginning of period	Net invest- ment income (loss)(1)	Net gain (loss) on investments (both realized and unrealized)	Total from invest- ment operations	Dividends from net invest- ment income	Distri- butions from capital gains	Total distri- butions	Net Asset Value, end of period	Total Return(2)	Net Assets end of period (000’s)	Ratio of expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover
					Class A
9/30/03	$11.22	$(0.13)	$2.35	$2.22	$—	$—	$—	$13.44	19.79%	$85,685	1.57%		(1.08)%		123%
9/30/04	13.44	(0.17)	1.50	1.33	—	—	—	14.77	9.90	80,872	1.57		(1.20)		110
9/30/05	14.77	(0.15)	3.38	3.23	—	—	—	18.00	21.87	87,314	1.58		(0.89)		80
9/30/06	18.00	(0.07)	0.67	0.60	—	—	—	18.60	3.33	75,682	1.55	(4)	(0.39	)(4)	235
9/30/07	18.60	(0.04)	3.53	3.49	—	—	—	22.09	18.76	88,535	1.55	(4)	(0.20	)(4)	315
					Class B
9/30/03	$10.11	$(0.20)	$2.12	$1.92	$—	$—	$—	$12.03	18.99%	$16,078	2.28%		(1.77)%		123%
9/30/04	12.03	(0.25)	1.35	1.10	—	—	—	13.13	9.14	11,415	2.29		(1.91)		110
9/30/05	13.13	(0.25)	3.00	2.75	—	—	—	15.88	20.94	10,344	2.32		(1.64)		80
9/30/06	15.88	(0.19)	0.60	0.41	—	—	—	16.29	2.58	7,528	2.29	(4)	(1.14	)(4)	235
9/30/07	16.29	(0.18)	3.09	2.91	—	—	—	19.20	17.86	10,701	2.31	(4)	(1.00	)(4)	315
					Class C†
9/30/03	$10.09	$(0.18)	$2.11	$1.93	$—	$—	$—	$12.02	19.13%	$2,183	2.14	%(3)	(1.63	)%(3)	123%
9/30/04	12.02	(0.22)	1.34	1.12	—	—	—	13.14	9.32	2,180	2.10	(3)	(1.73	)(3)	110
9/30/05	13.14	(0.22)	3.02	2.80	—	—	—	15.94	21.31	1,964	2.14	(3)	(1.45	)(3)	80
9/30/06	15.94	(0.16)	0.59	0.43	—	—	—	16.37	2.70	1,756	2.14	(3)(4)	(0.98	)(3)(4)	235
9/30/07	16.37	(0.16)	3.11	2.95	—	—	—	19.32	18.02	5,798	2.14	(3)(4)	(0.88	)(3)(4)	315

(1)	Calculated based upon average shares outstanding.
(2)	Total return is not annualized and does not reflect sales load. Total return does include expense reimbursements and expense reductions.
(3)	Net of the following expense reimbursements (based on average net assets):

	9/30/03	9/30/04	9/30/05	9/30/06	9/30/07
New Century Class C†	0.66%	0.48%	0.66%	0.44%	0.35%

(4)	Includes expense reimbursements, but excludes expense reductions. If the expense reductions had been applied the ratio of expenses to average net assets would have been lower and the ratio of net investment income to average net assets would have been higher by:

	09/30/06	9/30/07
New Century Class A	0.01%	0.02%
New Century Class B	0.01	0.02
New Century Class C	0.01	0.03

†	Effective February 23, 2004, Class II shares were redesignated to Class C shares.

GROWTH AND INCOME FUND

Period Ended	Net Asset Value, beginning of period	Net invest- ment income (loss)(1)	Net gain (loss) on investments (both realized and unrealized)	Total from invest- ment operations	Dividends from net invest- ment income	Distri- butions from capital gains	Total distri- butions	Net Asset Value, end of period	Total Return(2)	Net Assets end of period (000’s)	Ratio of expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover
					Class A
9/30/03	$8.87	$0.01	$1.31	$1.32	$—	$—	$—	$10.19	14.88%	$70,826	1.50%		0.06%		123%
9/30/04	10.19	0.00	1.19	1.19	—	—	—	11.38	11.68	69,069	1.50		0.01		139
9/30/05	11.38	0.10	1.03	1.13	(0.11)	—	(0.11)	12.40	9.89	65,666	1.55		0.78		79
9/30/06	12.40	0.04	1.01	1.05	(0.02)	—	(0.02)	13.43	8.47	61,872	1.54	(3)(4)	0.31	(3)(4)	152
9/30/07	13.43	0.07	2.38	2.45	—	—	—	15.88	18.24	66,963	1.52	(3)(4)	0.49	(3)(4)	164
					Class B
9/30/03	$8.49	$(0.06)	$1.26	$1.20	$—	$—	$—	$9.69	14.13%	$66,378	2.16%		(0.59)%		123%
9/30/04	9.69	(0.07)	1.13	1.06	—	—	—	10.75	10.94	54,199	2.17		(0.67)		139
9/30/05	10.75	0.02	0.97	0.99	—	—	—	11.74	9.21	41,120	2.20		0.16		79
9/30/06	11.74	(0.05)	0.96	0.91	—	—	—	12.65	7.75	27,100	2.22	(3)(4)	(0.39	)(3)(4)	152
9/30/07	12.65	(0.03)	2.23	2.20	—	—	—	14.85	17.39	19,562	2.21	(3)(4)	(0.21	)(3)(4)	164
					Class C†
9/30/03	$8.48	$(0.06)	$1.25	$1.19	$—	$—	$—	$9.67	14.03%	$49,593	2.16%		(0.60)%		123%
9/30/04	9.67	(0.07)	1.13	1.06	—	—	—	10.73	10.96	43,993	2.14		(0.64)		139
9/30/05	10.73	0.02	0.97	0.99	—	—	—	11.72	9.23	37,448	2.18		0.17		79
9/30/06	11.72	(0.04)	0.95	0.91	—	—	—	12.63	7.76	26,821	2.19	(3)(4)	(0.36	)(3)(4)	152
9/30/07	12.63	(0.02)	2.23	2.21	—	—	—	14.84	17.50	23,851	2.19	(3)(4)	(0.18	)(3)(4)	164
					Class I
9/30/03	$8.88	$0.02	$1.31	$1.33	$—	$—	$—	$10.21	14.98%	$12,899	1.32	%(3)	0.23	%(3)	123%
9/30/04	10.21	0.02	1.18	1.20	—	—	—	11.41	11.75	769	1.32	(3)	0.19	(3)	139
9/30/05	11.41	0.12	1.04	1.16	(0.14)	—	(0.14)	12.43	10.18	758	1.31	(3)	1.00	(3)	79
9/30/06	12.43	0.07	1.01	1.08	(0.04)	—	(0.04)	13.47	8.69	288	1.32	(3)(4)	0.48	(3)(4)	152
9/30/07	13.47	0.11	2.38	2.49	—	—	—	15.96	18.49	323	1.31	(3)(4)	0.70	(3)(4)	164

(1)	Calculated based upon average shares outstanding.
(2)	Total return is not annualized and does not reflect sales load. Total return does include expense reimbursements and expense reductions.
(3)	Net of the following expense reimbursements/fee waivers (based on average net assets):

	09/30/03	09/30/04	09/30/05	09/30/06	9/30/07
Growth and Income Class A	—%	—%	—%	0.00%	0.01%
Growth and Income Class B	—	—	—	0.00	0.01
Growth and Income Class C†	—	—	—	0.00	0.01
Growth and Income Class I	0.37	0.14	0.96	2.23	3.72

(4)	Includes expense reimbursements, but excludes expense reductions. If the expense reductions had been applied the ratio of expenses to average net assets would have been lower and the ratio of net investment income to average net assets would have been higher by:

	09/30/06	9/30/07
Growth and Income Class A	0.01%	0.02%
Growth and Income Class B	0.01	0.02
Growth and Income Class C†	0.01	0.02
Growth and Income Class I	0.01	0.02

†	Effective February 23, 2004, Class II shares were redesignated to Class C shares.

Financial Highlights

BALANCED ASSETS FUND

Period Ended	Net Asset Value, beginning of period	Net invest- ment income (loss)(1)	Net gain (loss) on investments (both realized and unrealized)	Total from invest- ment operations	Dividends from net invest- ment income	Distri- butions from capital gains	Total distri- butions	Net Asset Value, end of period	Total Return(2)	Net Assets end of period (000’s)	Ratio of expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover
					Class A
9/30/03	$11.79	$0.10	$0.68	$0.78	$(0.12)	$—	$(0.12)	$12.45	6.65%	$175,324	1.49%		0.86%		409%
9/30/04	12.45	0.12	0.78	0.90	(0.16)	—	(0.16)	13.19	7.27	160,269	1.50		0.89		181
9/30/05	13.19	0.21	0.56	0.77	(0.24)	—	(0.24)	13.72	5.84	142,573	1.62		1.56		160
9/30/06	13.72	0.22	0.58	0.80	(0.25)	—	(0.25)	14.27	5.90	127,313	1.52	(3)(4)	1.59	(3)(4)	154
9/30/07	14.27	0.25	1.52	1.77	(0.24)	—	(0.24)	15.80	12.50	124,257	1.55	(3)(4)	1.66	(3)(4)	123
					Class B
9/30/03	$11.74	$0.03	$0.68	$0.71	$(0.04)	$—	$(0.04)	$12.41	6.07%	$47,496	2.16%		0.22%		409%
9/30/04	12.41	0.03	0.77	0.80	(0.07)	—	(0.07)	13.14	6.45	38,687	2.18		0.20		181
9/30/05	13.14	0.13	0.55	0.68	(0.15)	—	(0.15)	13.67	5.16	30,002	2.27		0.91		160
9/30/06	13.67	0.13	0.58	0.71	(0.15)	—	(0.15)	14.23	5.23	20,464	2.20	(3)(4)	0.91	(3)(4)	154
9/30/07	14.23	0.14	1.52	1.66	(0.12)	—	(0.12)	15.77	11.70	14,174	2.28	(3)(4)	0.93	(3)(4)	123
					Class C†
9/30/03	$11.76	$0.03	$0.67	$0.70	$(0.04)	$—	$(0.04)	$12.42	5.97%	$25,784	2.15%		0.22%		409%
9/30/04	12.42	0.03	0.78	0.81	(0.07)	—	(0.07)	13.16	6.53	22,781	2.18		0.21		181
9/30/05	13.16	0.13	0.55	0.68	(0.15)	—	(0.15)	13.69	5.15	19,298	2.26		0.92		160
9/30/06	13.69	0.13	0.58	0.71	(0.15)	—	(0.15)	14.25	5.22	15,164	2.18	(3)(4)	0.93	(3)(4)	154
9/30/07	14.25	0.15	1.52	1.67	(0.12)	—	(0.12)	15.80	11.75	13,891	2.26	(3)(4)	0.95	(3)(4)	123
					Class I
9/30/03	$11.79	$0.12	$0.69	$0.81	$(0.14)	$—	$(0.14)	$12.46	6.89%	$4,574	1.33	%(3)	1.02	%(3)(4)	409%
9/30/04	12.46	0.16	0.77	0.93	(0.18)	—	(0.18)	13.21	7.44	679	1.29	(3)	1.10	(3)	181
9/30/05	13.21	0.25	0.55	0.80	(0.28)	—	(0.28)	13.73	6.10	746	1.32	(3)	1.84	(3)(4)	160
9/30/06	13.73	0.26	0.59	0.85	(0.29)	—	(0.29)	14.29	6.24	754	1.28	(3)(4)	1.84	(3)(4)	154
9/30/07	14.29	0.29	1.53	1.82	(0.29)	—	(0.29)	15.82	12.81	652	1.31	(3)(4)	1.90	(3)(4)	123

(1)	Calculated based upon average shares outstanding.
(2)	Total return is not annualized and does not reflect sales load. Total return does include expense reimbursements and expense reductions.
(3)	Net of the following expense reimbursements/fee waivers (based on average net assets):

	9/30/03		9/30/04		9/30/05		9/30/06	9/30/07
Balanced Assets Class A		%		%		%	0.05%	0.02%
Balanced Assets Class B	—		—		—		0.05	0.02
Balanced Assets Class C†	—		—		—		0.05	0.02
Balanced Assets Class I	0.19		0.24		1.47		1.38	1.71

(4)	Includes expense reimbursements, but excludes expense reductions. If the expense reductions had been applied the ratio of expenses to average net assets would have been lower and the ratio of net investment income to average net assets would have been higher by:

	09/30/06	9/30/07
Balanced Assets Class A	0.00%	0.01%
Balanced Assets Class B	0.00	0.01
Balanced Assets Class C†	0.00	0.01
Balanced Assets Class I	0.00	0.01

†	Effective February 23, 2004, Class II shares were redesignated to Class C shares.

INTERNATIONAL EQUITY FUND

Period Ended	Net Asset Value, beginning of period	Net invest- ment income (loss)(1)	Net gain (loss) on investments (both realized and unrealized)	Total from invest- ment operations	Dividends from net invest- ment income	Distri- butions from capital gains	Total distri- butions	Net Asset Value, end of period	Total Return(2)	Net Assets end of period (000’s)	Ratio of expenses to average net assets(3)	Ratio of investment income (loss) to average net assets(3)	Portfolio turnover
Class A
9/30/03	$7.00	$0.03	$1.70	$1.73	$—	$—	$—	$8.73	24.71%	$28,720	1.90%	0.35%	209%
9/30/04	8.73	0.01	1.46	1.47	0.00	—	0.00	10.20	16.88	32,221	1.90	0.06	202
9/30/05	10.20	0.02	2.82	2.84	—	—	—	13.04	27.84	43,527	1.90	0.17	126
9/30/06	13.04	(0.01)	2.81	2.80	—	—	—	15.84	21.47	62,190	1.90	(0.09)	152
9/30/07	15.84	0.02	3.94	3.96	—	—	—	19.80	25.00	75,408	1.90	0.13	132
Class B
9/30/03	$6.73	$(0.03)	$1.64	$1.61	$—	$—	$—	$8.34	23.92%	$24,799	2.55%	(0.41)%	209%
9/30/04	8.34	(0.06)	1.41	1.35	—	—	—	9.69	16.19	20,673	2.55	(0.62)	202
9/30/05	9.69	(0.06)	2.68	2.62	—	—	—	12.31	27.04	19,546	2.55	(0.51)	126
9/30/06	12.31	(0.11)	2.65	2.54	—	—	—	14.85	20.63	21,240	2.55	(0.80)	152
9/30/07	14.85	(0.10)	3.69	3.59	—	—	—	18.44	24.18	20,509	2.55	(0.59)	132
Class C†
9/30/03	$6.72	$(0.03)	$1.64	$1.61	$—	$—	$—	$8.33	23.96%	$14,787	2.55%	(0.38)%	209%
9/30/04	8.33	(0.06)	1.41	1.35	—	—	—	9.68	16.21	15,798	2.55	(0.60)	202
9/30/05	9.68	(0.06)	2.67	2.61	—	—	—	12.29	26.96	16,892	2.55	(0.49)	126
9/30/06	12.29	(0.11)	2.66	2.55	—	—	—	14.84	20.75	21,646	2.55	(0.76)	152
9/30/07	14.84	(0.09)	3.67	3.58	—	—	—	18.42	24.12	26,683	2.55	(0.52)	132
Class I
9/30/03	$7.02	$0.03	$1.72	$1.75	$—	$—	$—	$8.77	24.93%	$20,499	1.80%	0.43%	209%
9/30/04	8.77	(0.04)	1.53	1.49	(0.01)	—	(0.01)	10.25	16.96	4,233	1.80	(0.34)	202
9/30/05	10.25	0.05	2.82	2.87	—	—	—	13.12	28.00	7,065	1.80	0.43	126
9/30/06	13.12	0.00	2.84	2.84	—	—	—	15.96	21.65	9,482	1.80	(0.01)	152
9/30/07	15.96	0.04	3.96	4.00	—	—	—	19.96	25.06	7,997	1.80	0.24	132

(1) Calculated	based upon average shares outstanding.
(2) Total	return is not annualized and does not reflect sales load. Total return does include expense reimbursements and expense reductions.
(3) Net	of the following expense reimbursements/(recoupments) (based on average net assets):

	9/30/03	9/30/04	9/30/05	9/30/06	9/30/07
International Equity Class A	0.18%	0.10%	0.09%	(0.04)%	(0.05)%
International Equity Class B	0.13	0.11	0.17	0.02	0.04
International Equity Class C†	0.28	0.06	0.14	(0.01)	(0.00)
International Equity Class I	0.16	0.12	0.14	0.00	0.04

†	Effective February 23, 2004, Class II shares were redesignated to Class C shares.

Financial Highlights

VALUE FUND

Period Ended	Net Asset Value, beginning of period	Net invest- ment income (loss)(1)	Net gain (loss) on investments (both realized and unrealized)	Total from invest- ment operations	Dividends from net invest- ment income	Distri- butions from capital gains	Total distri- butions	Net Asset Value, end of period	Total Return(2)	Net Assets end of period (000’s)	Ratio of expenses to average net assets(4)		Ratio of net investment income (loss) to average net assets(4)		Portfolio turnover
						Class A
10/31/02	$15.10	$0.18	$0.07	$0.25	$(0.09)	$(0.63)	$(0.72)	$14.63	1.44%	$50,975	1.78%		1.15%		188%
10/31/03	14.63	0.29	2.05	2.34	(0.18)	(0.46)	(0.64)	16.33	16.59	60,701	1.78	(6)	1.94	(6)	138
11/1/03-9/30/04(7)	16.33	0.32	1.86	2.18	(0.37)	(0.45)	(0.82)	17.69	13.79	91,769	1.73	(3)	2.12	(3)	204
9/30/05	17.69	0.17	2.22	2.39	(0.29)	(1.78)	(2.07)	18.01	14.06	130,754	1.63		1.00		82
9/30/06	18.01	0.15	1.89	2.04	(0.13)	(1.17)	(1.30)	18.75	12.02	121,729	1.63	(6)	0.88	(6)	140
9/30/07	18.75	0.18	2.59	2.77	(0.16)	(2.04)	(2.20)	19.32	15.80	126,788	1.63	(6)	0.97	(6)	143
						Class B
10/31/02	$14.56	$0.07	$0.07	$0.14	$(0.01)	$(0.63)	$(0.64)	$14.06	0.74%	$78,584	2.43%		0.49%		188%
10/31/03	14.06	0.19	1.98	2.17	(0.08)	(0.46)	(0.54)	15.69	15.94	83,935	2.41	(6)	1.32	(6)	138
11/1/03-9/30/04(7)	15.69	0.24	1.75	1.99	(0.27)	(0.45)	(0.72)	16.96	13.09	68,492	2.40	(3)	1.58	(3)	204
9/30/05	16.96	0.07	2.11	2.18	(0.18)	(1.78)	(1.96)	17.18	13.34	57,704	2.28		0.38		82
9/30/06	17.18	0.04	1.80	1.84	(0.03)	(1.17)	(1.20)	17.82	11.29	47,100	2.28	(6)	0.23	(6)	140
9/30/07	17.82	0.05	2.46	2.51	(0.05)	(2.04)	(2.09)	18.24	15.07	39,355	2.28	(6)	0.31	(6)	143
						Class C†
10/31/02	$14.56	$0.07	$0.07	$0.14	$(0.01)	$(0.63)	$(0.64)	$14.06	0.74%	$18,504	2.43%		0.49%		188%
10/31/03	14.06	0.18	1.99	2.17	(0.08)	(0.46)	(0.54)	15.69	15.94	23,208	2.43	(6)	1.28	(6)	138
11/1/03-9/30/04(7)	15.69	0.22	1.77	1.99	(0.27)	(0.45)	(0.72)	16.96	13.09	30,985	2.41	(3)	1.48	(3)	204
9/30/05	16.96	0.06	2.12	2.18	(0.18)	(1.78)	(1.96)	17.18	13.34	41,095	2.28		0.36		82
9/30/06	17.18	0.04	1.80	1.84	(0.03)	(1.17)	(1.20)	17.82	11.30	33,849	2.28	(6)	0.23	(6)	140
9/30/07	17.82	0.06	2.45	2.51	(0.05)	(2.04)	(2.09)	18.24	15.07	26,071	2.28	(6)	0.32	(6)	143
						Class I
11/16/01- 10/31/02	$15.93	$0.19	$(0.77)	$(0.58)	$(0.09)	$(0.63)	$(0.72)	$14.63	(3.83)%	$4,726	1.68	%(3)	1.26	%(3)	188%
10/31/03	14.63	0.30	2.05	2.35	(0.19)	(0.46)	(0.65)	16.33	16.72	6,629	1.68	(6)	2.02	(6)	138
11/1/03-9/30/04(7)	16.33	0.37	1.83	2.20	(0.40)	(0.45)	(0.85)	17.68	13.91	4,746	1.67	(3)	2.31	(3)	204
9/30/05	17.68	0.20	2.20	2.40	(0.30)	(1.78)	(2.08)	18.00	14.12	3,106	1.53		1.11		82
9/30/06	18.00	0.16	1.91	2.07	(0.15)	(1.17)	(1.32)	18.75	12.20	174	1.53	(6)	0.90	(6)	140
9/30/07	18.75	0.21	2.57	2.78	(0.18)	(2.04)	(2.22)	19.31	15.89	34	1.53	(6)	1.05	(6)	143
						Class Z
10/31/02	$15.43	$0.27	$0.06	$0.33	$(0.16)	$(0.63)	$(0.79)	$14.97	1.98%	$360	1.21%		1.69%		188%
10/31/03	14.97	0.36	2.13	2.49	(0.25)	(0.46)	(0.71)	16.75	17.36	4,532	1.21	(6)	2.33	(6)	138
11/1/03-9/30/04(7)	16.75	0.41	1.92	2.33	(0.45)	(0.45)	(0.90)	18.18	14.37	7,370	1.19	(3)	2.58	(3)	204
9/30/05	18.18	0.27	2.30	2.57	(0.39)	(1.78)	(2.17)	18.58	14.77	17,307	1.06		1.54		82
9/30/06	18.58	0.26	1.95	2.21	(0.19)	(1.17)	(1.36)	19.43	12.64	22,853	1.06	(6)	1.45	(6)	140
9/30/07	19.43	0.29	2.70	2.99	(0.22)	(2.04)	(2.26)	20.16	16.48	34,644	1.06	(6)	1.54	(6)	143

(1)	Calculated based upon average shares outstanding.
(2)	Total return is not annualized and does not reflect sales load. Total return does include expense reimbursements and expense reductions.
(3)	Annualized.
(4)	Net of the following expense reimbursements (recoupments) (based on average net assets):

	10/31/02	10/31/03	9/30/04(3)	9/30/05	9/30/06	9/30/07
Value Class A	0.01%	(0.01)%	0.04%	0.08%	0.08%	0.07%
Value Class B	(0.02)	(0.01)	0.02	0.14	0.10	0.11
Value Class C†	0.03	0.02	0.06	0.08	0.08	0.09
Value Class I	0.19 (3)	—	0.10	0.25	0.30	21.30
Value Class Z	5.52	1.00	0.16	0.10	0.07	0.07
(5)	Commencement of sale of respective class of shares.
(6)	Includes expense reimbursements but excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income to average net assets would have been higher by:

	10/31/03	9/30/06	9/30/07
Value Class A	0.01%	0.01%	0.01%
Value Class B	0.01	0.01	0.01
Value Class C†	0.01	0.01	0.01
Value Class I	0.01	0.01	0.01
Value Class Z	0.00	0.01	0.01
(7)	The Fund changed its fiscal year from October 31 to September 30.
†	Effective February 23, 2004, Class II shares were redesignated to Class C shares.

DISCIPLINED GROWTH FUND

Period Ended	Net Asset Value, beginning of period	Net invest- ment income (loss)(1)	Net gain (loss) on investments (both realized and unrealized)	Total from invest- ment operations	Dividends from net invest- ment income	Distri- butions from capital gains	Total distri- butions	Net Asset Value, end of period	Total Return(2)		Net Assets end of period (000’s)	Ratio of expenses to average net assets(5)		Ratio of net investment income (loss) to average net assets(5)		Portfolio turnover
	Class A
10/31/02	$11.04	$0.01	$(2.05)	$(2.04)	$—	$—	$—	$9.00	(18.48)%		$16,587	1.45%		0.09%		16%
10/31/03	9.00	0.03	1.46	1.49	—	—	—	10.49	16.56		14,877	1.45		0.35		13
11/01/03-9/30/04(3)	10.49	0.03	0.75	0.78	—	—	—	11.27	7.44		13,562	1.45	(4)	0.25	(4)	20
9/30/05	11.27	0.09	0.53	0.62	(0.06)	—	(0.06)	11.83	5.51		11,251	1.45		0.74		32
9/30/06	11.83	(0.01)	1.34	1.33	(0.06)	—	(0.06)	13.10	11.25		22,554	1.45	(6)	(0.02	)(6)	999
9/30/07	13.10	(0.04)	4.38	4.34	—	—	—	17.44	33.13	(7)	25,774	1.45	(6)	(0.13	)(6)	446
	Class B
10/31/02	$10.85	$(0.06)	$(2.00)	$(2.06)	$—	$—	$—	$8.79	(18.99)%		$25,703	2.10%		(0.56)%		16%
10/31/03	8.79	(0.03)	1.41	1.38	—	—	—	10.17	15.70		22,694	2.10		(0.30)		13
11/01/03-9/30/04(3)	10.17	(0.04)	0.73	0.69	—	—	—	10.86	6.78		19,669	2.10	(4)	(0.40	)(4)	20
9/30/05	10.86	0.01	0.52	0.53	—	—	—	11.39	4.88		15,117	2.10		0.09		32
9/30/06	11.39	(0.10)	1.29	1.19	0.00	—	0.00	12.58	10.46		9,299	2.10	(6)	(0.77	)(6)	999
9/30/07	12.58	(0.13)	4.20	4.07	—	—	—	16.65	32.35	(7)	5.676	2.10	(6)	(0.75	)(6)	446
	Class C†
10/31/02	$10.86	$(0.06)	$(2.00)	$(2.06)	$—	$—	$—	$8.80	(18.97)%		$26,430	2.10%		(0.56)%		16%
10/31/03	8.80	(0.03)	1.42	1.39	—	—	—	10.19	15.80		23,036	2.10		(0.30)		13
11/01/03-9/30/04(3)	10.19	(0.04)	0.73	0.69	—	—	—	10.88	6.77		18,295	2.10	(4)	(0.40	)(4)	20
9/30/05	10.88	0.01	0.51	0.52	—	—	—	11.40	4.78		13,983	2.10		0.09		32
9/30/06	11.40	(0.09)	1.29	1.20	0.00	—	0.00	12.60	10.54		26,927	2.10	(6)	(0.68	)(6)	999
9/30/07	12.60	(0.13)	4.19	4.06	—	—	—	16.66	32.22	(7)	28,927	2.10	(6)	(0.78	)(6)	446

(1)	Calculated based upon average shares outstanding.
(2)	Total return is not annualized and does not reflect sales load. Total return does include expense reimbursements and expense reductions.
(3)	The Fund changed its fiscal year end from October 31 to September 30.
(4)	Annualized.
(5)	Net of the following expense reimbursements (based on average net assets):

	10/31/02	10/31/03	9/30/04(4)	9/30/05	9/30/06	9/30/07
Disciplined Growth Class A	0.00%	0.26%	0.24%	0.38%	0.31%	0.34%
Disciplined Growth Class B	0.20	0.23	0.25	0.35	0.37	0.45
Disciplined Growth Class C†	0.21	0.23	0.24	0.33	0.30	0.30

(6)	Includes expense reimbursements, but excludes expense reductions. If the expense reductions had been applied the ratio of expenses to average net assets would have been lower and the ratio of net investment income to average net assets would have been higher by:

	09/30/06	9/30/07
Disciplined Growth Class A	0.04%	0.11%
Disciplined Growth Class B	0.02	0.14
Disciplined Growth Class C	0.03	0.12

(7)	Total Return for each class was increased by 0.38%,0.40% and 0.40% for Class A, Class B and Class C, respectively, from a reimbursement by an affiliate.
†	Effective February 23, 2004, Class II shares were redesignated to Class C shares.

Financial Highlights

INTERNATIONAL SMALL-CAP FUND

Period Ended	Net Asset Value, beginning of period	Net invest- ment Income (loss)(1)	Net gain (loss) on invest- ments (both realized and unrealized)	Total from invest- ment operations	Dividends from net invest- ment income	Distri- butions from capital gains	Total distri- butions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000’s)	Ratio of expenses to average net assets(5)		Ratio of net investment income (loss) to average net assets(5)		Portfolio turnover
	Class A
5/02/06-9/30/06(3)	$12.50	$0.00	$(1.45)	$(1.45)	$—	$—	$—	$11.05	(11.60)%	$21,557	1.90	%(4)	0.08	%(4)	55%
9/30/07	11.05	(0.04)	2.99	2.95	—	—	—	14.00	26.70	30,845	1.90		(0.30)		70
	Class B
5/02/06-9/30/06(3)	$12.50	$(0.04)	$(1.44)	$(1.48)	$—	$—	$—	$11.02	(11.84)%	$583	2.55	%(4)	(0.93	)%(4)	55%
9/30/07	11.02	(0.11)	2.97	2.86	—	—	—	13.88	25.95	1,181	2.55		(0.89)		70
	Class C
5/02/06-9/30/06(3)	$12.50	$(0.04)	$(1.44)	$(1.48)	$—	$—	$—	$11.02	(11.84)%	$3,363	2.55	%(4)	(1.07	)%(4)	55%
9/30/07	11.02	(0.12)	2.98	2.86	—	—	—	13.88	25.95	5,357	2.55		(0.94)		70

(1)	Calculated based upon average shares outstanding.
(2)	Total return is not annualized and does not reflect sales load. Total return does include expense reimbursements and expense reductions.
(3)	Commencement of operations.
(4)	Annualized.
(5)	Net of the following expense reimbursements (based on average net assets):

	09/30/06(4)	9/30/07
International Small-Cap Class A	1.27%	0.45%
International Small-Cap Class B	12.63	2.10
International Small-Cap Class C	2.88	0.77

For More Information

The following documents contain more information about the Funds and are available free of charge upon request:

Annual and Semiannual Reports.    In the Funds’ annual report, you will find financial statements and a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal year.

Statement of Additional Information.    The SAI contains additional information about the Funds’ policies, investment restrictions and business structure. This Prospectus incorporates the SAI by reference, which means it is legally part of this document.

You may obtain copies of these documents or ask questions about the Funds by contacting: AIG SunAmerica Fund Services, Inc. at 800-858-8850, by visiting our website at www.sunamericafunds.com, or by calling your broker or financial advisor.

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Once enrolled, paper copies of these documents will be replaced with an e-mail notification that they are available on the Internet. You can even notify us on line if your e-mail address changes. You may cancel your enrollment at any time. Please note that the e-mail address you provide will be kept confidential and will only be used for purposes related to the Funds. All personal information is encrypted and is completely secure

Information about the Funds (including the SAI) can be reviewed and copied at the Public Reference Room of the SEC, Washington, D.C. Call 202-942-8090 for information on the operation of the Public Reference Room. Reports and other information about the Funds are available on the EDGAR Database on the SEC’s web-site at http://www.sec.gov and copies may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102

You should rely only on the information contained in this Prospectus. No one is authorized to provide you with any different information.

DISTRIBUTOR: AIG SunAmerica Capital Services, Inc.

INVESTMENT COMPANY ACT

File No. 811-4801

SUNAMERICA EQUITY FUNDS

Statement of Additional Information

dated January 29, 2008

Harborside Financial Center	General Marketing and
3200 Plaza 5	Shareholder Information
Jersey City, NJ 07311	(800) 858-8850

SunAmerica Equity Funds (the “Trust”) is a mutual fund consisting of nine different investment funds which are currently offered through this Statement of Additional Information: SunAmerica Blue Chip Growth Fund (“Blue Chip Growth Fund”), SunAmerica Growth Opportunities Fund (“Growth Opportunities Fund”), SunAmerica New Century Fund (“New Century Fund”), SunAmerica Growth and Income Fund (“Growth and Income Fund”), SunAmerica Balanced Assets Fund (“Balanced Assets Fund”), SunAmerica International Equity Fund (“International Equity Fund”), SunAmerica Value Fund (“Value Fund”), SunAmerica Disciplined Growth Fund (“Disciplined Growth Fund”) and SunAmerica International Small-Cap Fund (“International Small-Cap Fund”) (each, a “Fund” and collectively, the “Funds”). Each fund has distinct investment objectives and strategies.

This Statement of Additional Information (“SAI”) is not a Prospectus, but should be read in conjunction with the Trust’s Prospectus dated January 29, 2008 (“Prospectus”). The SAI expands upon and supplements the information contained in the current Prospectus of the Trust, and should be read in conjunction with the Prospectus. The Prospectus is incorporated by reference into this SAI, and this SAI is incorporated by reference into the Prospectus. You may request a copy of the Annual Report at no charge by calling (800) 858-8850. Capitalized terms used herein but not defined have the meanings assigned to them in the Prospectus.

TABLE OF CONTENTS

HISTORY OF THE TRUST

The Trust, an open-end management investment company, was organized as a Massachusetts business trust on June 18, 1986. The Funds are diversified except for the International Equity Fund and the Value Fund.

AIG SunAmerica Asset Management Corp. (“AIG SunAmerica”) serves as investment adviser (the “Adviser”) for all of the Funds. As described in the Prospectus, AIG SunAmerica has retained AIG Global Investment Corp. (“AIGGIC”) to provide subadvisory services to the International Equity Fund and International Small-Cap Fund. The term “Adviser” is used to refer to AIG SunAmerica and AIGGIC, as applicable.

On June 18, 1996, the Board of Trustees (the “Trustees”) authorized the designation of Class Z shares of the New Century Fund. The offering of such Class Z shares commenced on October 1, 1996.

On November 20, 1997, the Trustees approved the designation of Class C shares of each of the Funds. The offering of such Class C shares of the New Century Fund and Growth and Income Fund commenced on February 2, 1998.

The offering of the Class Z shares of the Growth and Income Fund commenced on April 15, 1998.

On March 17, 1998, the Trustees approved the creation of the “Dogs” of Wall Street Fund. The offering of such Fund’s Class A, B and II shares commenced on June 1, 1998.

On November 19, 1998, the Trustees redesignated Class C shares as Class II shares for each of the Funds, except with respect to the “Dogs” of Wall Street Fund which had no Class C shares. Such offering commenced on December 1, 1998.

On August 24, 1999, the Trustees adopted a resolution to change the name of the Mid-Cap Growth Fund to the Growth Opportunities Fund. The name change became effective September 13, 1999.

On March 31, 2000, the Trustees adopted a resolution to change the name of the Small Company Growth Fund to the New Century Fund. The name change became effective April 3, 2000.

On August 22, 2001, the Trustees approved the creation of the International Equity Fund. The International Equity Fund is the survivor of a reorganization with the International Equity Portfolio of AIG SunAmerica Focused Series, Inc. (the “Prior International Fund”) and three series of North American Funds. The offering of International Equity Fund’s Class A, B, II and I shares commenced on November 16, 2001. The Trustees also authorized, to commence offering on November 16, 2001, Class I shares for the Blue Chip Growth Fund, Growth Opportunities Fund, Growth and Income Fund, Balanced Assets Fund and New Century Fund.

On November 29, 2001, the Trustees authorized the designation of Class X shares of the Growth Opportunities Fund. The offering of such Class X shares commenced on January 30, 2002.

On December 30, 2002, the Trustees adopted a resolution to change the name of the AIG SunAmerica “Dogs” of Wall Street Fund to the Focused Dividend Strategy Portfolio. The name change became effective January 2, 2003.

On October 30, 2003, the Trustees approved the reorganization of the Focused Dividend Strategy Portfolio of the Trust into the Focused Dividend Strategy Portfolio of AIG SunAmerica Focused Series, Inc. The reorganization was approved by the shareholders of the Focused Dividend Strategy Portfolio on January 30, 2004, and became effective February 23, 2004. As of February 23, 2004, shares of the Fund were no longer offered. On October 30, 2003, the Trustees approved the creation of the Value Fund offering Classes A, B, II, I, and Z. The Value Fund is the survivor of a reorganization with the AIG SunAmerica Value Fund of AIG SunAmerica Focused Series, Inc. (the “Prior Value Fund”). The Value Fund was offered to the public on February 23, 2004.

On October 30, 2003, the Trustees approved the creation of the Biotech/Health Fund and the Tax Managed Equity Fund offering Classes A, B and II. The Biotech/Health Fund is the survivor of a reorganization with the AIG SunAmerica Biotech/Health Fund of AIG SunAmerica Strategic Investment Series, Inc. (the “Prior Biotech/Health Fund”). The Tax Managed Equity Fund was the survivor of a reorganization with the Tax Managed Equity Fund of AIG SunAmerica Strategic Investment Series, Inc. (the “Prior Tax Managed Equity Fund”). The Biotech/Health Fund and Tax Managed Equity Fund were offered to the public on February 23, 2004.

On January 15, 2004, the Trustees approved the redesignated Class II shares as Class C shares for each of the Funds, effective on February 23, 2004.

On August 30, 2005, the Trustees approved the dissolution of Class X shares of the Growth Opportunities Fund.

On November 30, 2005, the Trustees approved the establishment and designation of the AIG SunAmerica International Small-Cap Fund (“International Small-Cap Fund”) offering Class A, B and C shares.

On November 14, 2006, the Trustees approved the reorganization of the Biotech/Health Fund into the New Century Fund. The reorganization was approved by shareholders of the Biotech/Health Fund on March 2, 2007, and became effective on March 19, 2007.

On May 15, 2007, the name of the Tax Managed Equity Fund was changed to the Disciplined Growth Fund.

INVESTMENT OBJECTIVES AND POLICIES

The investment objectives and policies of each Fund are described in the Prospectus. Certain types of securities in which the Funds may invest and certain investment practices that the Funds may employ, are described under “More Information About the Funds — Fund Investment Strategies” in the Prospectus and are discussed more fully below. Each Fund’s investment goal, principal investment strategies and principal investment technique may be changed without shareholder approval. You will receive at least 60 days’ notice of any change to the 80% investment policies of the Blue Chip Growth, International Equity and International Small-Cap Funds.

Unless otherwise specified, each Fund may invest in the following securities but is not obligated to do so or to make use of the following investment techniques. The stated percentage limitations are applied to an investment at the time of purchase unless indicated otherwise.

Illiquid and Restricted Securities

No more than 15% of the value of a Fund’s net assets, determined as of the date of purchase, may be invested in illiquid securities, including repurchase agreements that have a maturity of longer than seven days, interest-rate swaps, currency swaps, caps, floors and collars, or other securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), securities that are otherwise not readily marketable, and repurchase agreements having a maturity of longer than seven days. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have not been registered under the Securities Act are referred to as “private placements” or “restricted securities” and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. There will generally be a lapse of time between a mutual fund’s decision to sell an unregistered security and the registration of such security promoting sale. Adverse market conditions could impede a public offering of such securities. When purchasing unregistered securities, each of the Funds will generally seek to obtain the right of registration at the expense of the issuer (except in the case of Rule 144A securities, discussed below).

A large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

For example, restricted securities that the Board of Trustees or Adviser, pursuant to guidelines established by the Board of Trustees, has determined to be marketable, such as securities eligible for resale under Rule 144A promulgated under the Securities Act, or certain private placements of commercial paper issued in reliance on an exemption from such Act pursuant to Section 4(2) thereof, may be deemed to be liquid for purposes of this restriction. This investment practice could have the effect of increasing the level of illiquidity in a Fund to the extent that qualified institutional buyers (as defined in Rule 144A) become for a time uninterested in purchasing these restricted securities. In addition, a repurchase agreement that by its terms can be liquidated before its nominal fixed-term on seven days or less notice is regarded as a liquid instrument. The Adviser will monitor the liquidity of such restricted securities subject to the supervision of the Trustees. In reaching liquidity decisions the Adviser will consider, inter alia, pursuant to guidelines and procedures established by the Trustees, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (i.e., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). Subject to the applicable limitation on illiquid securities investments, a Fund may acquire securities issued by the United States government, its agencies or instrumentalities, in a private placement.

Commercial paper issues in which a Fund’s net assets may be invested include securities issued by major corporations without registration under the Securities Act in reliance on the exemption from such registration afforded by Section 3(a)(3) thereof, and commercial paper issued in reliance on the so-called private placement exemption from registration afforded by Section 4(2) of the Securities Act (“Section 4(2) paper”). Section 4(2) paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Section 4(2) paper issued by a company that files reports under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), is generally eligible to be sold in reliance on the safe harbor of Rule 144A described above. A Fund’s 15% limitation on investments in illiquid securities includes Section 4(2) paper other than Section 4(2) paper that the Adviser has determined to be liquid pursuant to guidelines established by the Trustees. The Trustees have delegated to the Adviser the function of making day-to-day determinations of liquidity with respect to Section 4(2) paper, pursuant to guidelines approved by the Trustees that require the Adviser to take into account the same factors described above for other restricted securities and require the Adviser to perform the same monitoring and reporting functions.

The staff of the SEC has taken the position that purchased over-the-counter (“OTC”) options and the assets used as “cover” for written OTC options are illiquid. The assets used as cover for OTC options written by a Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure will be considered illiquid only to the extent that the maximum repurchase price under the option formula exceeds the intrinsic value of the option.

Repurchase Agreements

Each Fund may enter into repurchase agreements only involving securities in which it could otherwise invest and with selected banks and securities dealers whose financial condition is monitored by the Adviser subject to the guidance of the Trustees. In such agreements, the seller agrees to repurchase the security at a mutually agreed-upon time and price. The period of maturity is usually quite short, either overnight or a few days, although it may extend over a number of months. The repurchase price is in excess of the purchase price by an amount that reflects an agreed-upon rate of return effective for the period of time a Fund’s money is invested in the security. Whenever a Fund enters into a repurchase agreement, it obtains collateral having a value equal to at least 102% of the repurchase price, including accrued interest. The instruments held as collateral are valued daily and if the value of the instruments declines, the Fund will require additional collateral. If the seller under the repurchase agreement defaults, the Fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. A Fund will not invest in repurchase agreements maturing in more than seven days if the aggregate of such investments along with other illiquid securities exceeds 15% of the value of its net assets. However, there is no limit on the amount of a Fund’s net assets that may be subject to repurchase agreements having a maturity of seven days or less for temporary defensive purposes.

Reverse Repurchase Agreements

Each Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. The Fund then invests the proceeds from the transaction in another obligation in which the Fund is authorized to invest. The Fund’s investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage.

A Fund will enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is expected to be greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. In order to minimize any risk involved, the Fund will segregate cash or liquid securities in an amount at least equal in value to its purchase obligations under these agreements (including accrued interest). In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s repurchase obligation, and the Fund’s use of proceeds of the agreement may effectively be restricted pending such decision.

Fixed Income Securities

Each Fund may invest, subject to the percentage and credit quality limitations stated herein and in the Prospectus, in debt securities, including corporate obligations issued by domestic and foreign corporations and governments and money market instruments, without regard to the maturities of such securities.

Fixed income securities are broadly characterized as those that provide for periodic payments to the holder of the security at a stated rate. Most fixed income securities, such as bonds, represent indebtedness of the issuer and provide for repayment of principal at a stated time in the future. Others do not provide for repayment of a principal amount, although they may represent a priority over common stockholders in the event of the issuer’s liquidation. Many fixed income securities are subject to scheduled retirement, or may be retired or “called” by the issuer prior to their maturity dates. The interest rate on certain fixed income securities, known as “variable rate obligations,” is determined by reference to or is a percentage of an objective standard, such as a bank’s prime rate, the 90-day Treasury bill rate, or the rate of return on commercial paper or bank certificates of deposit, and is periodically adjusted. Certain variable rate obligations may have a demand feature entitling the holder to resell the securities at a predetermined amount. The interest rate on certain fixed income securities, called “floating rate instruments,” changes whenever there is a change in a designated base rate.

The market values of fixed income securities tend to vary inversely with the level of interest rates—when interest rates rise, their values will tend to decline; when interest rates decline, their values generally will tend to rise. The potential for capital appreciation with respect to variable rate obligations or floating rate instruments will be less than with respect to fixed-rate obligations. Long-term instruments are generally more sensitive to these changes than short-term instruments. The market value of fixed income securities and therefore their yield are also affected by the perceived ability of the issuer to make timely payments of principal and interest.

The Blue Chip Growth, Growth Opportunities and New Century Funds may, under normal circumstances, invest up to 35% of total assets in debt securities that have the potential for capital appreciation. These Funds may invest in securities rated as low as “BBB” by Standard & Poor’s Ratings Services, a Division of the McGraw-Hill Companies, Inc. (“Standard & Poor’s”) or “Baa” by Moody’s Investors Service, Inc. (“Moody’s”), or unrated securities of equivalent quality.

The Disciplined Growth Fund may invest, under normal circumstances, up to 20% of net assets, subject to the percentage and credit quality limitations stated herein, in debt securities, including corporate obligations issued by domestic and foreign corporations and governments and money market instruments, without regard to the maturities of such securities.

The Disciplined Growth Fund and Growth and Income Fund generally will not invest in debt securities in the lowest rating categories (“CC” or lower for Standard & Poor’s or “Ca” or lower for Moody’s) unless the Adviser believes that the financial condition of the issuer or the protection afforded the particular securities is stronger than would otherwise be indicated by such low ratings. In the event the rating of a debt security is down-graded below the lowest rating category deemed by the Adviser to be acceptable for the Fund’s investments, the Adviser will determine on a case by case basis the appropriate action to serve the interest of shareholders, including disposition of the security.

The Balanced Assets Fund will, under normal circumstances, invest at least 25% of its assets in fixed-income senior securities; however, the fixed income component will exceed 25% when the Adviser believes such an adjustment in portfolio mix to be necessary in order to conserve principal, such as in anticipation of a decline in the equities market. The Balanced Assets Fund may invest up to 20% of total assets (measured at the time of investment) in securities rated below investment grade.

The Value Fund may invest up to 20% of its total assets in debt securities which may include debt securities that the Adviser expects to have the potential for capital appreciation, including debt securities rated below “BBB” by Standard & Poor’s, or “Baa” by Moody’s, or, if unrated, determined by the Adviser to be of equivalent quality.

The International Equity Fund may invest up to 20% of its total assets in debt securities that the Adviser expects have the potential for capital appreciation. The Fund may invest in debt securities rated below investment grade.

The International Small-Cap Fund may, under normal circumstances, invest up to 20% of total assets in debt securities that have the potential for capital appreciation. The Fund may invest in securities rated as low as “BBB” by Standard & Poor’s or “Baa” by Moody’s, or unrated securities of equivalent quality.

“Investment grade” is a designation applied to intermediate and long-term corporate debt securities rated within the highest four rating categories assigned by Standard & Poor’s (AAA, AA, A or BBB, including the + or – designations) or by Moody’s (Aaa, Aa, A or Baa, including any numerical designations), or, if unrated, considered by the Adviser to be of comparable quality. The ability of the issuer of an investment grade debt security to pay interest and to repay principal is considered to vary from extremely strong (for the highest ratings) through adequate (for the lowest ratings given above), although the lower-rated investment grade securities may be viewed as having speculative elements as well.

Those debt securities rated “BBB” or “Baa,” while considered to be “investment grade,” may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. As a consequence of the foregoing, the opportunities for income and gain may be limited. With the exception of the Value Fund and Balanced Assets Fund, as stated above, the Funds have no stated policy with respect to the disposition of securities whose ratings fall below investment grade, and each occurrence is examined by the Adviser to determine the appropriate course of action.

Risks of Investing in Lower Rated Bonds

As described above, debt securities in which the Disciplined Growth Fund, Growth and Income Fund, Balanced Assets Fund, Value Fund and International Equity Fund may invest in the lower rating categories of recognized rating agencies (that is, ratings of Ba or lower by Moody’s or BB or lower by Standard & Poor’s (and comparable unrated securities) (commonly known as

“junk bonds”). For a description of these and other rating categories, see the Appendix. No minimum rating standard is required for a purchase by a Fund.

Such high yield bonds can be expected to provide higher yields, but may be subject to greater market price fluctuations and risk of loss of principal than lower yielding, higher rated fixed income securities. High yield bonds may be issued by less creditworthy companies or by larger, highly leveraged companies. It should be noted that lower-rated securities are subject to risk factors such as: (a) vulnerability to economic downturns and changes in interest rates; (b) sensitivity to adverse economic changes and corporate developments; (c) redemption or call provisions that may be exercised at inopportune times; (d) difficulty in accurately valuing or disposing of such securities; (e) federal legislation that could affect the market for such securities; and (f) special adverse tax consequences associated with investments in certain high-yield, high-risk bonds.

High yield bonds, like other bonds, may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fund would have to replace the security with a lower yielding security, resulting in lower return for investors. Conversely, a high yield bond’s value will decrease in a rising interest rate market.

There is a thinly traded market for high yield bonds, and recent market quotations may not be available for some of these bonds. Market quotations are generally available only from a limited number of dealers and may not represent firm bids from such dealers or prices for actual sales. As a result, a Fund may have difficulty valuing the high yield bonds in their portfolios accurately and disposing of these bonds at the time or price desired. Under such conditions, judgment may play a greater role in valuing certain of the Funds’ portfolio securities than in the case of securities trading in a more liquid market.

Ratings assigned by Moody’s and Standard & Poor’s to high yield bonds, like those assigned to other bonds, attempt to evaluate the safety of principal and interest payments on those bonds. However, such ratings do not assess the risk of a decline in the market value of those bonds. In addition, ratings may fail to reflect recent events in a timely manner and are subject to change. If a rating with respect to a portfolio security is changed, the Adviser will determine whether the security will be retained based upon the factors the Adviser considers in acquiring or holding other securities in the portfolio. Investment in high yield bonds may make achievement of a Fund’s objective more dependent on the Adviser’s own credit analysis than is the case for higher-rated bonds.

Market prices for high yield bonds tend to be more sensitive than those for higher-rated securities due to many of the factors described above, including the credit-worthiness of the issuer, redemption or call provisions, the liquidity of the secondary trading market and changes in credit ratings, as well as interest rate movements and general economic conditions. In addition, yields on such bonds will fluctuate over time. An economic downturn could severely disrupt the market for high yield bonds. In addition, legislation impacting high yield bonds may have a materially adverse effect on the market for such bonds. For example, federally insured savings and loan associations have been required to divest their investments in high yield bonds.

The risk of default in payment of principal and interest on high yield bonds is significantly greater than with higher-rated debt securities because high yield bonds are generally unsecured and are often subordinated to other obligations of the issuer, and because the issuers of high yield bonds usually have high levels of indebtedness and are more sensitive to adverse economic conditions, such as recession or increasing interest rates. Upon a default, bondholders may incur additional expenses in seeking recovery.

As a result of all these factors, the net asset value of a Fund, to the extent it invests in high yield bonds, is expected to be more volatile than the net asset value of funds that invest solely in higher-rated debt securities. This volatility may result in an increased number of redemptions from time to time. High levels of redemptions in turn may cause a Fund to sell its portfolio securities at inopportune times and decrease the asset base upon which expenses can be spread.

Zero Coupon Bonds, Deferred Interest Bonds and PIK Bonds

Fixed income securities in which the Disciplined Growth Fund, Growth and Income Fund, Value Fund and International Equity Fund may invest also include zero coupon bonds, deferred interest bonds and bonds on which the interest is payable in kind (“PIK bonds”). Zero coupon and deferred interest bonds are debt obligations issued or purchased at a significant discount from face value. PIK bonds are debt obligations that provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments may experience greater volatility in market value due to changes in interest rates and other factors than debt obligations that make regular payments of interest. The Funds will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities under disadvantageous circumstances to satisfy a Fund’s distribution obligations.

Loan Participations

The Disciplined Growth Fund, Value Fund, and International Small-Cap Fund may invest in loan participations. Loan participations are loans sold by the lending bank to an investor. The loan participant borrower may be a company with highly-rated commercial paper that finds it can obtain cheaper funding through a loan participation than with commercial paper and can also increase the company’s name recognition in the capital markets. Loan participations often generate greater yield than commercial paper.

The borrower of the underlying loan will be deemed to be the issuer except to the extent a Fund derives its rights from the intermediary bank that sold the loan participations. Because loan participations are undivided interests in a loan made by the issuing bank, a Fund may not have the right to proceed against the loan participations borrower without the consent of other holders of the loan participations. In addition, loan participations will be treated as illiquid if, in the judgment of the Adviser, they cannot be sold within seven days.

Short-Term and Temporary Defensive Instruments

In addition to their primary investments, each Fund, except as described below, may also invest up to 10% of its total assets in money market instruments for liquidity purposes (to meet redemptions and expenses). The Disciplined Growth Fund and Value Fund, except as described below, may invest up to 35% and 25%, respectively, of its total assets in both U.S. and non-U.S. dollar denominated money market instruments: (a) for liquidity purposes (to meet redemptions and expenses); or (b) to generate a return on idle cash held in a Fund’s portfolio during periods when the Adviser is unable to locate favorable investment opportunities. For temporary defensive purposes, each Fund, except as described below, may invest up to 100% of its total assets in fixed income securities, including corporate debt obligations and money market instruments rated in one of the two highest categories by a nationally recognized statistical rating organization (or determined by the Adviser to be of equivalent quality). When the Disciplined Growth Fund invests in any commercial paper, bank obligations or repurchase agreement, the issuer must have outstanding debt rated A or higher by Moody’s or Standard & Poor’s and the issuer’s parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody’s or A-1 by Standard & Poor’s, or if no such ratings are available, the investment must be of comparable quality in the Adviser’s opinion. At the time the Disciplined Growth Fund invests in any other short-term debt securities except corporate debt obligations, they must be rated A or higher by Moody’s or Standard & Poor’s, or if unrated, the investment must be of comparable quality in the Adviser’s opinion. A description of securities ratings is contained in the Appendix to this SAI.

Subject to the limitations described above and below, the following is a description of the types of money market and fixed income securities in which the Funds may invest:

Money Market Securities

Money market securities may include securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, repurchase agreements, commercial paper, bankers’ acceptances, time deposits and certificates of deposit.

Commercial Paper

For the Disciplined Growth Fund, commercial paper consists of short-term notes (up to 12 months) issued by domestic and foreign corporations or governmental bodies. For other Funds, commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by entities in order to finance their current operations. All Funds’ commercial paper investments may include variable amount master demand notes and floating rate or variable rate notes. Variable amount master demand notes and variable amount floating rate notes are obligations that permit the investment of fluctuating amounts by a Fund at varying rates of interest pursuant to direct arrangements between a Fund, as lender, and the borrower. Master demand notes permit daily fluctuations in the interest rates, while interest rates under variable amount floating rate notes fluctuate on a weekly basis. These notes permit daily changes in the amounts borrowed. A Fund has the right to increase the amount under these notes at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Because these types of notes are direct lending arrangements between the lender and the borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes. Master demand notes are redeemable (and, thus, immediately repayable by the borrower) at face value, plus accrued interest, at any time. Variable amount floating rate notes are subject to next-day redemption 14 days after the initial investment therein. With both types of notes, therefore, a Fund’s right to redeem depends on the ability of the borrower to pay principal and interest on demand. In connection with both types of note arrangements, a Fund considers earning power, cash flow and other liquidity ratios of the issuer. These notes, as such, are not typically rated by credit rating agencies. Unless they are so rated, a Fund, except as noted below, may invest in them only if at the time of an investment the issuer has an outstanding issue of unsecured debt rated in one of the two highest categories by a nationally recognized statistical rating organization. The Funds will generally purchase commercial paper only of companies of medium to large capitalizations (i.e., $1.6 billion or more).

Certificates of Deposit and Bankers’ Acceptances

Certificates of deposit, including Eurodollar certificates of deposit and certificates of deposit issued by domestic or foreign banks located outside the U.S., are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity.

Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by another bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most maturities are six months or less.

The Funds will generally open interest-bearing accounts only with, or purchase certificates of deposit, time deposits or bankers’ acceptances only from, banks or savings and loan associations whose deposits are federally-insured and whose capital is at least $50 million.

Savings Association Obligations and Commercial Bank Obligations

Certificates of deposit are interest-bearing time deposits, issued by mutual savings banks or savings and loan associations with assets in excess of $1 billion and whose deposits are insured by the Federal Deposit Insurance Corporation (“FDIC”). The Funds, except the Disciplined Growth Fund, as noted below, may also invest in obligations issued by mutual savings banks or savings and loan associations with total assets of less than $1 billion if the principals amount of these obligations owned by the Funds are fully insured by the FDIC.

The Funds may invest in certificates of deposit (interest-bearing time deposits), including Eurodollar certificates of deposit (certificates of deposit issued by domestic or foreign banks located outside the U.S.) and Yankee certificates of deposit (certificates of deposit issued by branches of foreign banks located in the U.S.), domestic and foreign bankers’ acceptances (time drafts drawn on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity) and documented discount notes (corporate promissory discount notes accompanied by a commercial bank guarantee to pay at maturity) representing direct or contingent obligations of commercial banks with total assets in excess of $1 billion, based on the latest published reports. The Funds, except the Disciplined Growth Fund as noted below, may also invest in obligations issued by U.S. commercial banks with total assets of less than $1 billion if the principal amounts of these obligations owned by the Funds are fully insured by the FDIC. A Fund may also invest in notes and obligations issued by foreign branches of U.S. and foreign commercial banks. The Disciplined Growth Fund may also invest in obligations of international banking institutions designed or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., the European Investment Bank, the Inter-American Development Bank, or the World Bank).

The Disciplined Growth Fund may invest in bankers’ acceptances from (i) banks, savings and loan associations and savings banks which have more than $2 billion in total assets and are organized under the laws of the United States or any state, (ii) foreign branches of these banks or of foreign banks of equivalent size (Euros) and (iii) U.S. branches of foreign banks of equivalent size (Yankees). The Disciplined Growth Fund will not invest in obligations for which J.P. Morgan, or any of its affiliated persons, is the ultimate obligor or accepting bank.

Corporate Obligations

Corporate debt obligations (including master demand notes). For a further description of variable amount master demand notes, see the section entitled “Commercial Paper” above.

A Fund may purchase corporate obligations that mature or that may be redeemed in one year or less. These obligations originally may have been issued with maturities in excess of one year. The Value Fund may invest only in corporate bonds or notes of issuers having outstanding short-term securities rated in the top two rating categories by Standard & Poor’s and Moody’s. See the Appendix for a description of investment-grade ratings by Standard & Poor’s and Moody’s.

Repurchase Agreements

See the section entitled “Repurchase Agreements” above.

U.S. Government Securities

Each Fund may invest in U.S. Treasury securities, including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These instruments are direct obligations of the U.S. government and, as such, are backed by the “full faith and credit” of the U.S. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances. For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government. They are of the highest possible credit quality. These securities are subject to variations in market value due to fluctuations in interest rates, but if held to maturity, are guaranteed by the U.S. government to be paid in full.

Each Fund may also invest in securities issued by agencies of the U.S. government or instrumentalities of the U.S. government. These obligations, including those guaranteed by federal agencies or instrumentalities, may or may not be backed by the “full faith and credit” of the U.S. Obligations of the Government National Mortgage Association (“GNMA”), the Farmer’s Home Administration (“FMHA”) and the Export-Import Bank are backed by the full faith and credit of the U.S.

Each Fund may also invest in securities issued by U.S. government instrumentalities and certain federal agencies that are neither direct obligations of, nor are they guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer’s right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, the Federal National Mortgage Association (“FNMA”), the Federal Home Loan Mortgage Corporation (“FHLMC”), Federal Land Banks, Central Bank for Cooperatives, Federal Intermediate Credit Banks and Federal Home Loan Banks. In the case of securities not backed by the full faith and credit of the U.S., a Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the U.S. if the agency or instrumentality does not meet its commitments.

[Mortgage-Backed Securities [TO BE UPDATED]

The Disciplined Growth, Balanced Assets, Value, International Equity and International Small-Cap Funds may, in addition to the U.S. government securities noted above, invest in mortgage-backed securities (including private mortgage-backed securities), such as GNMA, FNMA or FHLMC certificates (as described below), which represent an undivided ownership interest in a pool of mortgages. The mortgages backing these securities include conventional thirty-year fixed-rate mortgages, fifteen-year fixed-rate mortgages, graduated payment mortgages and adjustable rate mortgages. The U.S. government or the issuing agency guarantees the payment of interest and principal of these securities. However, the guarantees do not extend to the securities’ yield or value, which are likely to vary inversely with fluctuations in interest rates. These certificates are in most cases pass-through instruments, through which the holder receives a share of all interest and principal payments, including prepayments, on the mortgages underlying the certificate, net of certain fees.

The yield on mortgage-backed securities is based on the average expected life of the underlying pool of mortgage loans. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life of a particular issue of pass-through certificates. Mortgage-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying mortgage obligations. Thus, the actual life of any particular pool will be shortened by any unscheduled or early payments of principal and interest. Principal prepayments generally result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors. Yield on such pools is usually computed by using the historical record of prepayments for that pool, or, in the case of newly issued mortgages, the prepayment history of similar pools. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by the Balanced Assets, International Equity and International Small-Cap Funds to differ from the yield calculated on the basis of the expected average life of the pool.

Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments will most likely decline. When prevailing interest rates rise, the value of a pass-through security may decrease as does the value of other debt securities, but, when prevailing interest rates decline, the value of a pass-through security is not likely to rise on a comparable basis with other debt securities because of the prepayment feature of pass-through securities. The reinvestment of scheduled principal payments and unscheduled prepayments that the Balanced Assets and International Equity Funds receive may occur at higher or lower rates than the original investment, thus affecting the yield of the Fund. Monthly interest payments received by the Balanced Assets and International Equity Funds have a compounding effect, which may increase the yield to shareholders more than debt obligations that pay interest semi-annually. Because of those factors, mortgage-backed securities may be less effective than U.S. Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. Accelerated prepayments adversely affect yields for pass-through securities purchased at a premium (i.e., at a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-through securities purchased at a discount. The Balanced Assets, International Equity and International Small-Cap Funds may purchase mortgage-backed securities at a premium or at a discount. The following is a description of GNMA, FNMA and FHLMC certificates, the most widely available mortgage-backed securities:

GNMA Certificates. GNMA Certificates are mortgage-backed securities that evidence an undivided interest in a pool or pools of mortgages. GNMA Certificates that the Balanced Assets and International Equity Funds may purchase are the modified pass-through type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the issuer and GNMA, regardless of whether or not the mortgagor actually makes the payment.

GNMA guarantees the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration (“FHA”) or the FMHA, or guaranteed by the Veterans Administration (“VA”). The GNMA guarantee is authorized by the National Housing Act and is backed by the full faith and credit of the U.S. The GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

The average life of a GNMA certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosure will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that a Fund has purchased the certificates at a premium in the secondary market. As prepayment rates of the individual mortgage pools vary widely, it is not possible to predict accurately the average life of a particular issue of GNMA Certificates.

The coupon rate of interest of GNMA Certificates is lower than the interest rate paid on the VA-guaranteed or FHA-insured mortgages underlying the GNMA Certificates by the amount of the fees paid to GNMA and the issuer. The coupon rate by itself, however, does not indicate the yield which will be earned on GNMA Certificates. First, GNMA Certificates may trade in the secondary market at a premium or discount. Second, interest is earned monthly, rather than semiannually as with traditional bonds; monthly compounding raises the effective yield earned. Finally, the actual yield of a GNMA certificate is influenced by the prepayment experience of the mortgage pool underlying it. For example, if the higher-yielding mortgages from the pool are prepaid, the yield on the remaining pool will be reduced.

FHLMC Certificates. The FHLMC issues two types of mortgage pass-through securities: mortgage participation certificates (“PCs”) and guaranteed mortgage certificates (“GMCs”) (collectively, “FHLMC Certificates”). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. Like GNMA Certificates, PCs are assumed to be prepaid fully in their twelfth year. The FHLMC guarantees timely monthly payment of interest (and, under certain circumstances, principal) of PCs and the ultimate payment of principal.

GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semiannually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years. The FHLMC guarantee is not backed by the full faith and credit of the U.S. government.

FNMA Certificates. The FNMA issues guaranteed mortgage pass-through certificates (“FNMA Certificates”). FNMA Certificates represent a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates. The FNMA guarantee is not backed by the full faith and credit of the U.S. government. However, FNMA guarantees timely payment of interest on FNMA Certificates and on the full return of principal.

Collateralized Mortgage Obligations. Another type of mortgage-backed security in which the Disciplined Growth, Balanced Assets, International Equity and International Small-Cap Funds may invest is a collateralized mortgage obligation (“CMO”). CMOs are fully collateralized bonds that are the general obligations of the issuer thereof (i.e., the U.S. government, a U.S. government instrumentality, or a private issuer). Such bonds generally are secured by an assignment to a trustee (under the indenture pursuant to which the bonds are issued) of collateral consisting of a pool of mortgages. Payments with respect to the underlying mortgages generally are made to the trustee under the indenture. Payments of principal and interest on the underlying mortgages are not passed through to the holders of the CMOs as such (i.e., the character of payments of principal and interest is not passed through, and therefore payments to holders of CMOs attributable to interest paid and principal repaid on the underlying mortgages do not necessarily constitute income and return of capital, respectively, to such holders), but such payments are dedicated to payment of interest on and repayment of principal of the CMOs. CMOs often are issued in two or more classes with varying maturities and stated rates of interest. Because interest and principal payments on the underlying mortgages are not passed through to holders of CMOs, CMOs of varying maturities may be secured by the same pool of mortgages, the payments on which are used to pay interest on each class and to retire successive maturities in sequence. Unlike other mortgage-backed securities, CMOs are designed to be retired as the underlying mortgages are repaid. In the event of prepayment on such mortgages, the class of CMO first to mature generally will be paid down. Therefore, although in most cases the issuer of CMOs will not supply additional collateral in the event of such prepayment, there will be sufficient collateral to secure CMOs that remain outstanding.

Certain CMOs may be deemed to be investment companies under the 1940 Act. The Balanced Assets and International Small-Cap Funds intend to conduct operations in a manner consistent with this view, and therefore generally may not invest more than 10% of its total assets in CMOs that are deemed to be investment companies without obtaining appropriate regulatory relief. In reliance on Securities and Exchange Commission (“SEC”) staff interpretations, the Funds may invest in those CMOs and other mortgage backed securities that are not by definition excluded from the provisions of the 1940 Act but have obtained exemptive orders from the SEC from such provisions.

Stripped Mortgage-Backed Securities. The Disciplined Growth, Balanced Assets, Value, International Equity and International Small-Cap Funds may also invest in stripped mortgage-backed securities. Stripped mortgage-backed securities are often structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. Stripped mortgage-backed securities have greater market volatility than other types of U.S. government securities in which a Fund invests. A common type of stripped mortgage-backed security has one class receiving some of the interest and all or most of the principal (the “principal only” class) from the mortgage pool, while the other class will receive all or most of the interest (the “interest only” class). The yield to maturity on an interest only class is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments, including principal prepayments, on the underlying pool of mortgage assets, and a rapid rate of principal payment may have a material adverse effect on a Fund’s yield. While interest only and principal only securities are generally regarded as being illiquid, such securities may be deemed to be liquid if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of a Fund’s net asset value per share. Only government interest only and principal only securities backed by fixed-rate mortgages and determined to be liquid under guidelines and standards established by the Trustees may be considered liquid securities not subject to a Fund’s limitation on investments in illiquid securities.

Mortgage-backed securities that are issued or guaranteed by the U.S. Government or its agencies or instrumentalities are not subject to the Funds’ industry concentration restrictions as set forth below under “Investment Restrictions,” because of the exclusion from the test available to all U.S. government securities. In the case of privately issued mortgage-related securities, the Funds take the position that mortgage-related securities do not represent interests in any particular “industry” or group of industries.]

Asset-Backed Securities

Each Fund may invest in asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties.

Asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicer to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors to make payments on underlying assets, the securities may contain elements of credit support that fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. A Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

Instruments backed by pools of receivables are subject to unscheduled prepayments of principal prior to maturity. When the obligations are prepaid, a Fund must reinvest the prepaid amounts in securities the yields of which reflect interest rates prevailing at the time. Therefore, a Fund’s ability to maintain a portfolio which includes high-yielding asset-backed securities will be adversely affected to the extent that prepayments of principal must be reinvested in securities which have lower yields than the prepaid obligations. Moreover, prepayments of securities purchased at a premium could result in a realized loss.

Investment in Small, Unseasoned Companies

As described in the Prospectus, the Growth Opportunities, New Century and International Small-Cap Funds will invest, and each other Fund may invest, in the securities of “small-cap companies,” as that term is defined in the Prospectus. These securities may have a limited trading market, which may adversely affect their disposition and can result in their being priced lower than might otherwise be the case. It may be difficult to obtain reliable information and financial data on such companies and the securities of these small companies may not be readily marketable, making it difficult to dispose of shares when desirable. A risk of investing in smaller, emerging companies is that they often are at an earlier stage of development and therefore have limited product lines, market access for such products, financial resources and depth in management as compared to larger, more established companies, and their securities may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, certain smaller issuers may face difficulties in obtaining the capital necessary to continue in operation and may go into bankruptcy, which could result in a complete loss of an investment. Smaller companies also may be less significant factors within their industries and may have difficulty withstanding competition from larger companies. If other investment companies and investors who invest in such issuers trade the same securities when a Fund attempts to dispose of its holdings, the Fund may receive lower prices than might otherwise be obtained. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger, more established companies.

“Mid-cap companies,” as that term is defined in the Prospectus, may also suffer more significant losses as well as realize more substantial growth than larger, more established issuers. Thus, investments in such companies tend to be more volatile and somewhat speculative. Each Fund may invest in the securities of mid-cap companies.

Initial Public Offerings

Each Fund may purchase securities of companies in initial public offerings (“IPOs”) or shortly thereafter. An IPO is a corporation’s first offering of stock to the public. Shares are given a market value reflecting expectations for the corporation’s future growth. Special rules of the Financial Industry Regulatory Authority apply to the distribution of IPOs. Corporations offering stock in IPOs generally have limited operating histories and may involve greater investment risk. The prices of these companies’ securities may be very volatile, rising and falling rapidly, sometimes based solely on investor perceptions rather than economic reasons.

Warrants and Rights

Each Fund may invest in warrants, which give the holder of the warrant a right to purchase a given number of shares of a particular issue at a specified price until expiration (generally two or more years). Such investments generally can provide a greater potential for profit or loss than investments of equivalent amounts in the underlying common stock. The prices of warrants do not necessarily move with the prices of the underlying securities. If the holder does not sell the warrant, he risks the loss of his entire investment if the market price of the underlying stock does not, before the expiration date, exceed the exercise price of the warrant plus the cost thereof.

Investment in warrants is a speculative activity. Warrants pay no dividends and confer no rights (other than the right to purchase the underlying stock) with respect to the assets of the issuer. Rights represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance before the stock is offered to the general public, allowing the stockholder to retain the same ownership percentage after the new stock offering.

Convertible Securities and Preferred Stocks

Convertible securities may be debt securities or preferred stock with a conversion feature. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than non-convertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed that combine higher or lower current income with options and other features. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. While most preferred stocks pay a dividend, a Fund may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential.

When-Issued and Delayed Delivery Securities

Each Fund may purchase or sell such securities on a “when-issued” or “delayed delivery” basis. Although a Fund will enter into such transactions for the purpose of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the Fund may dispose of a commitment prior to settlement. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. When such transactions are negotiated, the price (which is generally expressed in yield terms) is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. During the period between commitment by a Fund and settlement (generally within two months but not to exceed 120 days), no payment is made for the securities purchased by the purchaser, and no interest accrues to the purchaser from the transaction. Such securities are subject to market fluctuation, and the value at delivery may be less than the purchase price. A Fund will segregate with its custodian, cash, or liquid securities at least equal to the value of purchase commitments until payment is made. With respect to securities sold on a delayed-delivery basis, a Fund will either segregate the securities sold or liquidate assets of a comparable value.

A Fund will engage in when-issued transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the obligation. When a Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to consummate the transaction. Failure to do so may result in a Fund losing the opportunity to obtain a price and yield considered to be advantageous. If a Fund chooses to: (i) dispose of the right to acquire a when-issued security prior to its acquisition; or (ii) dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. (At the time a Fund makes a commitment to purchase or sell a security on a when-issued or forward commitment basis, it records the transaction and reflects the value of the security purchased, or if a sale, the proceeds to be received in determining its net asset value.)

To the extent a Fund engages in when-issued and delayed delivery transactions, it will do so for the purpose of acquiring or selling securities consistent with its investment objectives and policies and not for the purposes of investment leverage. A Fund enters into such transactions only with the intention of actually receiving or delivering the securities, although (as noted above) when-issued securities and forward commitments may be sold prior to the settlement date. In addition, changes in interest rates in a direction other than that expected by the Adviser before settlement will affect the value of such securities and may cause a loss to a Fund.

When-issued transactions and forward commitments may be used to offset anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, a Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, a Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields.

Foreign Securities

Investments in foreign securities offer potential benefits not available from investments solely in securities of domestic issuers by offering the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that do not move in a manner parallel to U.S. markets. The International Equity and International Small-Cap Funds will invest primarily in foreign securities. Each Fund, except as noted below, is authorized to invest without limitation in foreign securities. The Disciplined Growth Fund may invest, under normal market conditions, up to 20% of its total assets in equity securities of foreign companies in the S&P Composite Stock Price Index or listed on a U.S. Stock Exchange. A Fund may purchase securities issued by issuers in any country provided that a Fund (other than the International Equity Fund and International Small-Cap) may not invest more than 25% of its total assets in the securities issued by entities domiciled in any one foreign country.

Each Fund may invest in securities of foreign issuers in the form of American Depository Receipts (“ADRs”), European Depository Receipts (“EDRs”), Global Depository Receipts (“GDRs”) or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are securities, typically issued by a U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depository. ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depository that has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories. Holders of unsponsored ADRs generally bear all the costs associated with establishing the unsponsored ADR. The depository of an unsponsored ADR is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the holders of the unsponsored ADR voting rights with respect to the deposited securities or pool of securities. A Fund may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depository receipts in the U.S. can reduce costs and delays as well as potential currency exchange and other difficulties. The Fund may purchase securities in local markets and direct delivery of these ordinary shares to the local depository of an ADR agent bank in the foreign country. Simultaneously, the ADR agents create a certificate that settles at the Fund’s custodian in five days. The Fund may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the U.S. as a domestic issuer. Accordingly the information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its own country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. For purposes of a Fund’s investment policies, the Funds’ investments in these types of securities will be deemed to be investments in the underlying securities. Generally ADRs, in registered form, are dollar denominated securities designed for use in the U.S. securities markets, which represent and may be converted into the underlying foreign security. EDRs, in bearer form, are designed for use in the European securities markets.

Investments in foreign securities, including securities of emerging market countries, present special additional investment risks and considerations not typically associated with investments in domestic securities, including reduction of income by foreign taxes; fluctuation in value of foreign portfolio investments due to changes in currency rates and control regulations (i.e., currency blockage); transaction charges for currency exchange; lack of public information about foreign issuers; lack of uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers; less volume on foreign exchanges than on U.S. exchanges; greater volatility and less liquidity on foreign markets than in the U.S.; less regulation of foreign issuers, stock exchanges and brokers than the U.S.; greater difficulties in commencing lawsuits; higher brokerage commission rates and custodian fees than the U.S.; increased possibilities in some countries of expropriation, confiscatory taxation, political, financial or social instability or adverse diplomatic developments; the imposition of foreign taxes on investment income derived from such countries and differences (which may be favorable or unfavorable) between the U.S. economy and foreign economies. An emerging market country is one that the World Bank, the International Finance Corporation or the United Nations or its authorities has determined to have a low or middle income economy. Historical experience indicates that the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors. The International Equity and International Small-Cap Funds may invest in securities issued by companies located in countries not considered to be major industrialized nations. Such countries are subject to more economic, political and business risk than major industrialized nations, and the securities issued by those companies may be more volatile, less liquid and more uncertain as to payment of dividends, interest and principal. The International Equity Fund’s investments in emerging market countries will not exceed 30% of the Fund’s net assets.

The performance of investments in securities denominated in a foreign currency (“non-dollar securities”) will depend on, among other things, the strength of the foreign currency against the dollar and the interest rate environment in the country issuing the foreign currency. Absent other events that could otherwise affect the value of non-dollar securities (such as a change in the political climate or an issuer’s credit quality), appreciation in the value of the foreign currency generally can be expected to increase the value of a Fund’s non-dollar securities in terms of U.S. dollars. A rise in foreign interest rates or decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Funds’

non-dollar securities. Currencies are evaluated on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. Because the Funds may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Trust does not price its shares, the value of these Funds’ shares may change on days when a shareholder will not be able to purchase or redeem shares.

Additionally, foreign markets, especially emerging markets, may have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement could cause the Fund to miss attractive investment opportunities. The inability to dispose of Fund securities due to settlement problems could result in losses to a Fund due to subsequent declines in values of the portfolio securities or, if the Fund has entered into a contract to sell the security, possible liability to the purchaser.

Brady Bonds

The International Equity and International Small-Cap Funds may invest in “Brady Bonds.” Brady Bonds are debt securities, generally denominated in U.S. dollars, issued under the framework of the “Brady Plan.” This is an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. The Brady Plan framework, as it has developed, contemplates the exchange of external commercial bank debt for newly issued bonds (“Brady Bonds”). Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. Brady Bonds generally have maturities of between 15 and 30 years from the date of issuance and have traded at a deep discount from their face value. In addition to Brady Bonds, the Funds may invest in emerging market governmental obligations issued as a result of debt restructuring agreements outside of the scope of the Brady Plan.

Agreements issued under the Brady Plan have been designed to achieve debt and debt service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Brady Bonds have typically traded at a deep discount from their face value. Certain sovereign bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Certain Brady Bonds have been collateralized as to principal due at maturity (typically 15 to 30 years from the date of issuance) by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds, although the collateral is not available to investors until the final maturity of the Brady Bonds. Collateral purchases are financed by the International Monetary Fund, the World Bank and the debtor nations’ reserves. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high-grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments with the balance of the interest accruals being uncollateralized. The International Equity Fund may purchase Brady Bonds with no or limited collateralization, and will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds. Brady Bonds issued to date are purchased and sold in secondary markets through U.S. securities dealers and other financial institutions and are generally maintained through European transnational securities depositories.

Investment Companies

All of the Funds may invest in the securities of other open-end or closed-end investment companies subject to the limitations imposed by the 1940 Act. The Funds may also invest in exchange traded funds (“ETFs”). Most ETFs are investment companies and therefore, a Fund’s purchase of ETF shares generally are subject to the limitations on, and the risks of, a Fund’s investments in other investment companies. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by an investment company in which it invests.

The International Equity, Value and International Small-Cap Funds may invest in domestic closed-end investment companies that invest in certain foreign markets, including developing countries or emerging markets. The International Equity Fund may invest also in foreign investment companies that invest in such markets. Some of the countries in which the Fund invests may not permit direct investment by foreign investors such as the Fund. Investments in such countries may be permitted only through foreign government-approved or authorized investment vehicles, which may include other investment companies. In addition, it may be less expensive and more expedient for the Fund to invest in investment companies in a country that permits direct foreign investment. Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to limitations under the 1940 Act.

Under the 1940 Act, a Fund may invest up to 10% of its assets in shares of other investment companies and up to 5% of its assets in any one investment company as long as the investment does not represent more than 3% of the outstanding voting stock of the acquired investment company. The Funds will not invest in such investment companies unless, in the judgment of the Adviser, the potential benefits of such investments justify the payment of any associated fees and expenses.

The International Equity, Value and International Small-Cap Funds may invest in Passive Foreign Investment Companies (“PFICs”), which are any foreign corporations that generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To the extent that the Fund invests in PFICs, the Fund may elect to recognize income associated with the PFIC prior to the actual receipt of any such income in order to avoid adverse tax consequences (see discussion below under the title “Dividends, Distributions and Taxes”).

Diversification

All of the Funds except the Value Fund and International Equity Fund are classified as “diversified” for purposes of the 1940 Act. As “non-diversified” funds, the Value Fund and International Equity Fund are not limited by the 1940 Act with regard to the portion of its assets that may be invested in the securities of a single issuer. To the extent these Funds make investments in excess of 5% of their assets in the securities of a particular issuer, their exposure to the risks associated with that issuer is increased. Because these Funds invest in a limited number of issuers, the performance of particular securities may adversely affect the performance of the Funds or subject the Funds to greater price volatility than that experienced by diversified investment companies.

Each of the Funds, including the Value Fund and International Equity Funds, intends to maintain the required level of diversification and otherwise conduct its operations in order to qualify as a “regulated investment company” for purposes of the Internal Revenue Code of 1986, as amended (the “Code”). To qualify as a regulated investment company under the Code, a Fund must, among other things, diversify its holdings (see discussion below under the title “Dividends, Distributions and Taxes”).

Loans of Fund Securities

Consistent with applicable regulatory requirements, each Fund may lend portfolio securities in amounts up to 33  1/3% of total assets to brokers, dealers and other financial institutions, provided that such loans are callable at any time by a Fund and are at all times secured by cash or equivalent collateral. In lending its portfolio securities, a Fund receives income while retaining the securities’ potential for capital appreciation. The advantage of such loans is that a Fund continues to receive the interest and dividends on the loaned securities while at the same time earning interest on the collateral, which will be invested in short-term debt securities, including repurchase agreements. A loan may be terminated by the borrower on one business day’s notice or by a Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will be made only to firms deemed by the Adviser to be creditworthy. On termination of the loan, the borrower is required to return the securities to a Fund; and any gain or loss in the market price of the loaned security during the loan would inure to the Fund. Each Fund will pay reasonable finders,’ administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

Since voting or consent rights that accompany loaned securities pass to the borrower, each Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the Adviser determines that the matters involved would have a material effect on the Fund’s investment in the securities that are the subject of the loan and that it is feasible to recall the loan on a timely basis.

Interfund Borrowing and Lending Program

The Trust has received exemptive relief from the SEC which permits a Fund to participate in an interfund lending program among investment companies advised by AIG SunAmerica or an affiliate. The interfund lending program allows the participating Funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of participating Funds, including the requirement that no Fund may borrow from the program unless it receives a more favorable interest rate than would be available to any of the participating Funds from a typical bank for a comparable transaction. In addition, a Fund may participate in the program only if and to the extent that such participation is consistent with the Fund’s investment objectives and policies (for instance, money market funds would normally participate only as lenders). Interfund loans and borrowings may extend overnight but could have a maximum duration of seven days. Loans may be called on one business day’s notice. A Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Board of the participating Funds. To the extent a Fund is actually engaged in borrowing through the interfund lending program, the Fund will comply with its investment policy on borrowing.

Derivatives Strategies

Each Fund, except as noted below, may write (i.e., sell) call options (“calls”) on securities that are traded on U.S. and foreign securities exchanges and OTC markets to enhance income through the receipt of premiums from expired calls and any net profits from closing purchase transactions. The Disciplined Growth Fund may also write calls for hedging and risk management purposes. After any such sale, up to 100% of a Fund’s total assets may be subject to calls. All such calls written by a Fund must be “covered” while the call is outstanding (i.e., the Fund must own the securities subject to the call or other securities acceptable for applicable escrow requirements except for the Disciplined Growth Fund, which must deposit cash or securities or a letter of credit as margin and make mark to market payments of variation margin as the position becomes unprofitable). Calls on futures (defined below) used to enhance income must be covered by deliverable securities or by liquid assets segregated to satisfy the futures contract. If a call written by the Fund is exercised, the Fund forgoes any profit from any increase in the market price above the call price of the underlying investment on which the call was written.

In addition, the Fund could experience capital losses, which might cause previously distributed short-term capital gains to be re-characterized as a non-taxable return of capital to shareholders.

The Disciplined Growth, Balanced Assets, Value, International Equity and International Small-Cap Funds also may write put options (“puts”), which give the holder of the option the right to sell the underlying security to the Fund at the stated exercise price. The Fund will receive a premium for writing a put option that increases the Fund’s return. The Fund writes only covered put options, which means that so long as the Fund is obligated as the writer of the option it will, through its custodian, have deposited and maintained cash or liquid securities denominated in U.S. dollars or non-U.S. currencies with a securities depository with a value equal to or greater than the exercise price of the underlying securities except for the Disciplined Growth Fund, which must deposit cash or securities or a letter of credit as margin and make mark to market payments of variation margin as the position becomes unprofitable.

Hedging Strategies

For hedging purposes as a temporary defensive maneuver, each Fund, except as described below, may also use interest rate futures contracts, foreign currency futures contracts, stock and bond index futures contracts and futures contracts on U.S. Government Securities (together, “Futures”); forward contracts on foreign currencies (“Forward Contracts”), call and put options on equity and debt securities, Futures, stock and bond indices and foreign currencies (all the foregoing referred to as “Hedging Instruments”). In addition, the Value, International Equity and International Small-Cap Funds may use Hedging Instruments from time to time for income enhancement. Puts and calls on securities, interest rate Futures or stock and bond index Futures or options on such Futures purchased or sold by the Fund will normally be listed on a national securities or commodities exchange or on U.S. over-the-counter markets. However, a Fund may also buy and sell options and futures on foreign equity indexes and foreign fixed income securities. Because the markets for these instruments are relatively new and still developing, the ability of such a Fund to engage in such transactions may be limited. Hedging Instruments may be used to attempt: (i) to protect against possible declines in the market value of a Fund’s portfolio resulting from downward trends in the equity and debt securities markets (generally due to a rise in interest rates); (ii) to protect a Fund’s unrealized gains in the value of its equity and debt securities that have appreciated; (iii) to facilitate selling securities for investment reasons; (iv) to establish a position in the equity and debt securities markets as a temporary substitute for purchasing particular equity and debt securities; or (v) to reduce the risk of adverse currency fluctuations. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in a foreign prime lending interest rate to which many interest swaps and fixed income securities are linked.

For the Value, International Equity and International Small-Cap Funds, forward foreign currency exchange contracts, currency options and currency swaps may be entered into for non-hedging purposes when the Adviser anticipates that a foreign currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities or are not included in such portfolio. The Fund may use currency contracts and options to cross-hedge, which involves selling or purchasing instruments in one currency to hedge against changes in exchange rates for a different currency with a pattern of correlation. To limit any leverage in connection with currency contract transactions for non-hedging purposes, the Fund will segregate cash or liquid securities in an amount sufficient to meet its payment obligations in these transactions or otherwise “cover” the obligation. Initial margin deposits made in connection with currency futures transactions or premiums paid for currency options traded over-the-counter or on a commodities exchange may each not exceed 5% of the Fund’s total assets in the case of non-bona fide hedging transactions. The Fund may enter into currency swaps. Currency swaps involve the exchange by the Fund with another party of their respective rights to make or receive payments in specified currencies. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The Fund will segregate cash or liquid securities equal to the net amount, if any, of the excess of the Fund’s obligations over its entitlement with respect to swap transactions. To the extent that the net amount of a swap will be segregated through cash or liquid securities, the Fund believes that swaps do not constitute senior securities under the 1940 Act and, accordingly, they will not be treated as being subject to the Fund’s borrowing restrictions. The use of currency swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values and currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if this investment technique were not used.

If and to the extent authorized to do so, a Fund may make investments in Eurodollar instruments, which are typically dollar-denominated futures contracts or options on those contracts that are linked to the London Interbank Offered Rate (“LIBOR”), although foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in the LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Each Fund may use spread transactions for any lawful purpose consistent with the Fund’s investment objectives. A Fund may purchase covered spread options from securities dealers. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives a Fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to a Fund in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect a Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. Such protection is provided only during the life of the spread option.

A Fund’s strategy of hedging with Futures and options on Futures will be incidental to its activities in the underlying cash market. When hedging to attempt to protect against declines in the market value of a Fund’s portfolio, to permit a Fund to retain unrealized gains in the value of Fund securities which have appreciated, or to facilitate selling securities for investment reasons, a Fund could: (i) sell Futures; (ii) purchase puts on such Futures or securities; or (iii) write calls on securities held by it or on Futures. When hedging to attempt to protect against the possibility that Fund securities are not fully included in a rise in value of the debt securities market, a Fund could: (i) purchase Futures, or (ii) purchase calls on such Futures or on securities. When hedging to protect against declines in the dollar value of a foreign currency-denominated security, a Fund could: (i) purchase puts on that foreign currency and on foreign currency Futures; (ii) write calls on that currency or on such Futures; or (iii) enter into Forward Contracts at a lower rate than the spot (“cash”) rate. Additional information about the Hedging Instruments the Funds may use is provided below.

Options

Options on Securities.

As noted above, each Fund may write and purchase call and put options (including yield curve options) on equity and debt securities.

When a Fund writes a call on a security, it receives a premium and agrees to sell the underlying security to a purchaser of a corresponding call on the same security during the call period (usually not more than 9 months) at a fixed price (which may differ from the market price of the underlying security), regardless of market price changes during the call period. A Fund has retained the risk of loss which could be substantial if the Fund does not own the underlying securities, should the price of the underlying security increase during the call period, which may be offset to some extent by the premium.

To terminate its obligation on a call it has written, a Fund may purchase a corresponding call in a “closing purchase transaction.” A profit or loss will be realized, depending upon whether the net of the amount of the option transaction costs and the premium received on the call written was more or less than the price of the call subsequently purchased. A profit may also be realized if the call expires unexercised, because a Fund retains the underlying security and the premium received. Any such profits are considered short-term capital gains for federal income tax purposes, and when distributed by the Fund, are taxable as ordinary income. If a Fund could not effect a closing purchase transaction due to lack of a market, it would hold the callable securities until the call expired or was exercised.

When a Fund purchases a call (other than in a closing purchase transaction), it pays a premium and has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. A Fund benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid and the call is exercised. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and a Fund will lose its premium payment and the right to purchase the underlying investment.

A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period. Writing a call option entails a Fund giving a party a right to purchase certain securities at a set future date and price determined at the time of contract, in return for a premium. A written call is covered to the extent that the Fund owns the securities subject to the option. The premium a Fund receives from writing a put option represents a profit as long as the price of the underlying investment remains above the exercise price. However, a Fund has also assumed the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even though the value of the investment may fall below the exercise price. If the put expires unexercised, a Fund (as the writer of the put) realizes a gain in the amount of the premium. If the put is exercised, a Fund must fulfill its obligation to purchase the underlying investment at the exercise price, which will usually exceed the market value of the investment at that time. In that case, a Fund may incur a loss, equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs incurred.

A Fund may effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent an underlying security from being put. Furthermore, effecting such a closing purchase transaction will permit a Fund to write another put option to the extent that the exercise price thereof is secured by the deposited assets, or to utilize the proceeds from the sale of such assets for other investments by the Fund. A Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the option. As described above, for writing covered calls, any and all such profits described herein from writing puts are considered short-term gains for federal tax purposes, and when distributed by a Fund, are taxable as ordinary income.

When a Fund purchases a put, it pays a premium and has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Buying a put on an investment a Fund owns enables the Fund to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling such underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and as a result the put is not exercised or resold, the put will become worthless at its expiration date, and the Fund will lose its premium payment and the right to sell the underlying investment pursuant to the put. The put may, however, be sold prior to expiration (whether or not at a profit.)

Buying a put on an investment a Fund does not own permits the Fund either to resell the put or buy the underlying investment and sell it at the exercise price. The resale price of the put will vary inversely with the price of the underlying investment. If the market price of the underlying investment is above the exercise price and as a result the put is not exercised, the put will become worthless on its expiration date. In the event of a decline in the stock market, a Fund could exercise or sell the put at a profit to attempt to offset some or all of its loss on its Fund securities.

When writing put options on securities, to secure its obligation to pay for the underlying security, a Fund will segregate liquid assets with a value equal to or greater than the exercise price of the underlying securities except for the Disciplined Growth Fund, which will deposit cash or securities or a letter of credit as margin and make mark to market payments of variation margin as the position becomes unprofitable. A Fund therefore forgoes the opportunity of investing the segregated assets or writing calls against those assets. As long as the obligation of a Fund as the put writer continues, it may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring a Fund to take delivery of the underlying security against payment of the exercise price. A Fund has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. This obligation terminates upon expiration of the put, or such earlier time at which a Fund effects a closing purchase transaction by purchasing a put of the same series as that previously sold. Once a Fund has been assigned an exercise notice, it is thereafter not allowed to effect a closing purchase transaction.

Options on Foreign Currencies.

Each Fund may write and purchase puts and calls on foreign currencies. A call written on a foreign currency by a Fund is “covered” if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration which is segregated by the Fund) upon conversion or exchange of other foreign currency held in its portfolio. A put option is “covered” if the Fund segregates cash or liquid securities with a value at least equal to the exercise price of the put option. A call written by a Fund on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, a Fund collateralizes the option by maintaining with the Fund’s custodian cash or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily. As with other kinds of option transactions, the writing of an option on currency will constitute only a partial hedge, up to the amount of the premium received. A Fund could be required to purchase or sell currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Fund’s position, the Fund may forfeit the entire amount of the premium plus related transaction costs.

Options on Securities Indices.

As noted above under “Hedging Strategies,” each Fund may write and purchase call and put options on securities indices. Puts and calls on broadly-based securities indices are similar to puts and calls on securities except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the securities market generally) rather than on price movements in individual securities or Futures. When a Fund buys a call on a securities index, it pays a premium. During the call period, upon exercise of a call by a Fund, a seller of a corresponding call on the same investment will pay the Fund an amount of cash to settle the call if the closing level of the securities index upon which the call is based is greater than the exercise price of the call. That cash payment is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (the “multiplier”) which determines the total dollar value for each point of difference. When a Fund buys a put on a securities index, it pays a premium and has the right during the put period to require a seller of a corresponding put, upon the Fund’s exercise of its put, to deliver to the Fund an amount of cash to settle the put if the closing level of the securities index upon which the put is based is less than the exercise price of the put. That cash payment is determined by the multiplier, in the same manner as described above as pertaining to calls.

Futures Contracts and Options on Futures

Futures. Upon entering into a Futures transaction, a Fund will be required to deposit an initial margin payment with the futures commission merchant (the “Futures Broker”). The initial margin payment will be deposited with the Futures Broker in an account registered in the Fund’s name. As the Future is marked-to-market to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker on a daily basis. Prior to expiration of the Future, if a Fund elects to close out its position by taking an opposite position, a final determination of variation margin is made, additional cash is required to be paid by or released to the Fund, and any loss or gain is realized for tax purposes. All Futures transactions are effected through a clearinghouse associated with the exchange on which the Futures are traded.

Interest-rate futures contracts are purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on a Fund’s current or intended investments in fixed-income securities. For example, if a Fund owned long-term bonds and interest rates were expected to increase, that Fund might sell interest-rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in that Fund’s portfolio. However, since the Futures market is more liquid than the cash market, the use of interest-rate futures contracts as a hedging technique allows a Fund to hedge its interest rate risk without having to sell its portfolio securities. If interest rates did increase, the value of the debt securities in the Fund would decline, but the value of that Fund’s interest-rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the net asset value of that Fund from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest-rate futures contracts may be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Since the fluctuations in the value of the interest-rate futures contracts should be similar to that of long-term bonds, a Fund could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest-rate futures contracts could be liquidated and that Fund’s cash reserves could then be used to buy long-term bonds on the cash market.

Purchases or sales of stock or bond index futures contracts are used for hedging purposes to attempt to protect a Fund’s current or intended investments from broad fluctuations in stock or bond prices. For example, a Fund may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund’s securities portfolio that might otherwise result. If such decline occurs, the loss in value of Fund securities may be offset, in whole or part, by gains on the Futures position. When a Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.

As noted above, each Fund may purchase and sell foreign currency futures contracts for hedging to attempt to protect its current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of Fund securities denominated in foreign currencies, or increase the cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. A Fund may sell futures contracts on a foreign currency, for example, when it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the Futures contracts.

However, if the value of the foreign currency increases relative to the dollar, a Fund’s loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities since a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.

Conversely, a Fund could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing Futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When a Fund purchases futures contracts under such circumstances, however, and the price of securities to be acquired instead declines as a result of appreciation of the dollar, the Fund will sustain losses on its futures position, which could reduce or eliminate the benefits of the reduced cost of Fund securities to be acquired.

Options on Futures.

As noted above, certain Funds may purchase and write options on interest-rate futures contracts, stock and bond index futures contracts and foreign currency futures contracts. (Unless otherwise specified, options on interest rate futures contracts, options on stock and bond index futures contracts and options on foreign currency futures contracts are collectively referred to as “Options on Futures.”) The Value Fund does not intend to utilize Forward Contracts on foreign currencies other than for bona fide hedging purposes.

The writing of a call on a Futures contract constitutes a partial hedge against declining prices of the securities in a Fund’s portfolio. If the Futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Fund’s portfolio holdings. The writing of a put option on a Futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the Futures contract. If the Futures price at expiration of the put option is higher than the exercise price, a Fund will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option a Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its Options on Futures positions, a Fund’s losses from exercised Options on Futures may to some extent be reduced or increased by changes in the value of Fund securities.

A Fund may purchase Options on Futures for hedging purposes, instead of purchasing or selling the underlying Futures contract. For example, where a decrease in the value of Fund securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, a Fund could, in lieu of selling a Futures contract, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or part, by a profit on the option. If the market decline does not occur, the Fund will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by a Fund will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, a Fund could purchase calls on Futures, rather than purchasing the underlying Futures contract. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call.

However, if the market declines, the Fund will suffer a loss equal to the price of the call, but the securities which the Fund intends to purchase may be less expensive.

Limitations on entering into Futures Contracts

In addition, each Fund has an operating policy which provides that it will not enter into Futures contracts or write put or call options with respect to Futures contracts unless such transactions are either “covered” or subject to appropriate asset segregation requirements. The Funds base their asset segregation policies on methods permitted by the SEC staff and may modify these policies in the future to comply with any changes in the guidance articulated from time to time by the SEC or its staff. Generally, these require that a Fund segregate an amount of assets equal to its obligations relative to the position involved, adjusted daily on a mark-to-market basis. With respect to Futures contracts that are not contractually required to “cash-settle,” each Fund covers its open positions by setting aside liquid assets equal to the contracts’ full, notional value. With respect to Futures contracts that are contractually required to “cash-settle,” however, each Fund sets aside liquid assets in an amount equal to that Fund’s daily marked-to-market (net) obligation (i.e., the Fund’s daily net liability, if any), rather than the notional value. By setting aside assets equal to its net obligation under cash-settled futures, each Fund may employ leverage to a greater extent than if the Fund has an operating policy which provides that it will not enter into custodial arrangements with respect to initial or variation margin deposits or marked-to-market amounts unless the custody of such initial and variation margin deposits and marked-to-market amounts is in compliance with current SEC or Commodity Futures Trading Commission (“CFTC”) staff interpretive positions or no-action letters or rules adopted by the SEC.

Forward Contracts

Each Fund may use Forward Contracts. A Forward Contract involves bilateral obligations of one party to purchase, and another party to sell, a specific currency at a future date (which may be any fixed number of days from the date of the contract agreed upon by the parties), at a price set at the time the contract is entered into. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. No price is paid or received upon the purchase or sale of a Forward Contract. The Value Fund does not utilize Forward Contracts except as described above.

A Fund may use Forward Contracts to protect against uncertainty in the level of future exchange rates. The use of Forward Contracts does not eliminate fluctuations in the prices of the underlying securities a Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although Forward Contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase. The Funds, other than the International Equity Fund, will use Forward Contracts for hedging purposes only.

A Fund may enter into Forward Contracts with respect to specific transactions. For example, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Fund anticipates receipt of dividend payments in a foreign currency, the Fund may desire to “lock-in” the U.S. dollar price of the security or the U.S. dollar equivalent of such payment by entering into a Forward Contract, for a fixed amount of U.S. dollars per unit of foreign currency, for the purchase or sale of the amount of foreign currency involved in the underlying transaction. A Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

A Fund may also use Forward Contracts to lock in the U.S. dollar value of portfolio positions (“position hedge”). In a position hedge, for example, when a Fund believes that foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a Forward Contract to sell an amount of that foreign currency approximating the value of some or all of the Fund’s portfolio securities denominated in (or affected by fluctuations in, in the case of ADRs) such foreign currency, or when a Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a Forward Contract to buy that foreign currency for a fixed dollar amount. In this situation a Fund may, in the alternative, enter into a Forward Contract to sell a different foreign currency for a fixed U.S. dollar amount where the Fund believes that the U.S. dollar value of the currency to be sold pursuant to the Forward Contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated (“cross-hedged”). The Funds may also hedge investments denominated in a foreign currency by entering into forward currency contracts with respect to a foreign currency that is expected to correlate to the currency in which the investments are denominated (“proxy hedging”).

A Fund will cover outstanding forward currency contracts by maintaining liquid portfolio securities denominated in the currency underlying the Forward Contract or the currency being hedged. To the extent that a Fund is not able to cover its forward currency positions with underlying portfolio securities, the Fund will segregate cash or liquid securities having a value equal to the aggregate amount of the Fund’s commitments under Forward Contracts entered into with respect to position hedges and cross-hedges. If the value of the segregated securities declines, additional cash or securities will be segregated on a daily basis so that the value of the segregated assets will equal the amount of the Fund’s commitments with respect to such contracts. As an alternative to segregating assets, a Fund may purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the Forward Contract price or the Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the Forward Contract price. Unanticipated changes in currency prices may result in poorer overall performance for a Fund than if it had not entered into such contracts.

The precise matching of the Forward Contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the Forward Contract is entered into and the date it is sold. Accordingly, it may be necessary for a Fund to purchase additional foreign currency (i.e., cash) on the spot market (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency a Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency a Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward Contracts involve the risk that anticipated currency movements will not be accurately predicted, causing a Fund to sustain losses on these contracts and transaction costs.

Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to a Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.

At or before the maturity of a Forward Contract requiring a Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Fund may close out a Forward Contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. A Fund would realize a gain or loss as a result of entering into such an offsetting Forward Contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and offsetting contract.

The cost to a Fund of engaging in Forward Contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because Forward Contracts are usually entered into on a principal basis, no fees or commissions are involved. Because such contracts are not traded on an exchange, a Fund must evaluate the credit and performance risk of each particular counterparty under a Forward Contract.

Although a Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. A Fund may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Additional Information About Options

A Fund’s custodian, or a securities depository acting for the custodian, will act as the Fund’s escrow agent through the facilities of the Options Clearing Corporation (“OCC”), as to the securities on which a Fund has written options or as to other acceptable escrow securities, so that no margin will be required for such transaction. OCC will release the securities on the expiration of the option or upon a Fund’s entering into a closing transaction.

A Fund’s ability to close out its position as a purchaser or seller of a call or put option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (1) insufficient trading interest in certain options; (2) restrictions on transactions imposed by an exchange; (3) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits; (4) interruption of the normal operations of an exchange; (5) inadequacy of the facilities of an exchange to handle current trading volume; or (6) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

An option position may be closed out only on a market that provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option. A Fund’s option activities may affect its turnover rate and brokerage commissions. The exercise by a Fund of puts on securities will cause the sale of related investments, increasing portfolio turnover. Although such exercise is within a Fund’s control, holding a put might cause the Fund to sell the related investments for reasons that would not exist in the absence of the put. A Fund will pay a brokerage commission each time it buys a put or call, sells a call, or buys or sells an underlying investment in connection with the exercise of a put or call. Such commissions may be higher than those that would apply to direct purchases or sales of such underlying investments. Premiums paid for options are small in relation to the market value of the related investments, and consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in a Fund’s net asset value being more sensitive to changes in the value of the underlying investments.

Over-the-counter (“OTC”) options are purchased from or sold to securities dealers, financial institutions or other parties (collectively referred to as “Counterparties” and are individually referred to as a “Counterparty”) through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are determined by negotiation of the parties. It is anticipated that any Fund authorized to use OTC options will generally only enter into OTC options that have cash settlement provisions, although it will not be required to do so.

Unless the parties provide for it, no central clearing or guaranty function is involved in an OTC option. As a result, if a Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the

Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty’s credit to determine the likelihood that the terms of the OTC option will be met. A Fund will enter into OTC option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as “primary dealers,” or broker-dealers, domestic or foreign banks, or other financial institutions that are deemed creditworthy by the Adviser. In the absence of a change in the current position of the staff of the SEC, OTC options purchased by a Fund and the amount of the Fund’s obligation pursuant to an OTC option sold by the Fund (the cost of the sell-back plus the in-the-money amount, if any) or the value of the assets held to cover such options will be deemed illiquid.

Regulatory Aspects of Derivatives and Hedging Instruments

Each Fund must operate within certain restrictions as to its long and short positions in Futures and options thereon under a rule (the “CFTC Rule”) adopted by the CFTC under the Commodity Exchange Act (the “CEA”), which excludes the Fund from registration with the CFTC as a “commodity pool operator” (as defined in the CEA) if it complies with the CFTC Rule. In particular, the Fund may: (i) purchase and sell Futures and options thereon for bona fide hedging purposes, as defined under CFTC regulations, without regard to the percentage of the Fund’s assets committed to margin and option premiums; and (ii) enter into non-hedging transactions, provided, that the Fund may not enter into such non-hedging transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the Fund’s existing Futures positions and option premiums would exceed 5% of the fair value of its portfolio, after taking into account unrealized profits and unrealized losses on any such transactions. Each Fund, except the International Equity Fund, intends to engage in Futures transactions and options thereon only for hedging purposes. Margin deposits may consist of cash or securities acceptable to the broker and the relevant contract market.

Transactions in options by a Fund are subject to limitations established by each of the exchanges governing the maximum number of options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more exchanges or brokers. Thus, the number of options a Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same or an affiliated investment adviser. Position limits also apply to Futures. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions. Due to requirements under the 1940 Act, when a Fund purchases a Future, the Fund will segregate cash or liquid securities in an amount equal to the market value of the securities underlying such Future, less the margin deposit applicable to it.

Possible Risk Factors in Hedging

Participation in the options or Futures markets and in currency exchange transactions involves investment risks and transaction costs to which a Fund would not be subject absent the use of these strategies. If the Adviser’s predictions of movements in the direction of the securities, foreign currency and interest rate markets are inaccurate, the adverse consequences to a Fund may leave the Fund in a worse position than if such strategies were not used.

In addition to the risks discussed above, there is also a risk in using short hedging by selling Futures to attempt to protect against decline in value of a Fund’s portfolio securities (due to an increase in interest rates) that the prices of such Futures will correlate imperfectly with the behavior of the cash (i.e., market value) prices of the Fund’s securities. The ordinary spreads between prices in the cash and Futures markets are subject to distortions due to differences in the natures of those markets. First, all participants in the Futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close Futures contracts through offsetting transactions that could distort the normal relationship between the cash and Futures markets. Second, the liquidity of the Futures markets depend on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the Futures markets could be reduced, thus producing distortion. Third, from the point-of-view of speculators, the deposit requirements in the Futures markets are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the Futures markets may cause temporary price distortions.

If a Fund uses Hedging Instruments to establish a position in the debt securities markets as a temporary substitute for the purchase of individual debt securities (long hedging) by buying Futures and/or calls on such Futures or on debt securities, it is possible that the market may decline; if the Adviser then determines not to invest in such securities at that time because of concerns as to possible further market decline or for other reasons, the Fund will realize a loss on the Hedging Instruments that is not offset by a reduction in the price of the debt securities purchased.

When conducted outside the U.S., hedging and other strategic transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of positions taken as part of non-U.S. hedging and other strategic transactions also could be adversely affected by: (1) other complex foreign political, legal and economic factors; (2) lesser availability of data on which to make trading decisions than in the U.S.; (3) delays in a Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S. and (5) lower trading volume and liquidity.

Other Derivatives Strategies

In the future, each Fund may employ Hedging Instruments and strategies that are not presently contemplated but which may be developed, to the extent such investment methods are consistent with a Fund’s investment objectives, legally permissible and adequately disclosed.

Hybrid Instruments (Indexed/Structured Securities)

Hybrid Instruments, including indexed or structured securities, combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Generally, a Hybrid Instrument will be a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively “Underlying Assets”) or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively “Benchmarks”). Thus, Hybrid Instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

Hybrid Instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a Fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transactions costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated Hybrid Instrument whose redemption price is linked to the average three-year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, the Fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the Fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs. Of course, there is no guarantee that the strategy will be successful and the Fund could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the Hybrid.

The risks of investing in Hybrid Instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Thus, an investment in a Hybrid Instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published Benchmark. The risks of a particular Hybrid Instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the

Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the Hybrid Instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future. Reference is also made to the discussion of futures, options, and Forward Contracts herein for a discussion of the risks associated with such investments.

Hybrid Instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular Hybrid Instrument, changes in a Benchmark may be magnified by the terms of the Hybrid Instrument and have an even more dramatic and substantial effect upon the value of the Hybrid Instrument. Also, the prices of the Hybrid Instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, Hybrid Instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if “leverage” is used to structure the Hybrid Instrument. Leverage risk occurs when the Hybrid Instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the Hybrid Instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid Instruments may also carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and, therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Under certain conditions, the redemption (or sale) value of such an investment could be zero. In addition, because the purchase and sale of Hybrid Instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between the Fund and the issuer of the Hybrid Instrument, the creditworthiness of the counterparty or issuer of the Hybrid Instrument would be an additional risk factor the Fund would have to consider and monitor. Hybrid Instruments also may not be subject to regulation of the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of the Fund. Accordingly, each Fund will limit its investments in Hybrid Instruments to 10% of total assets at the time of purchase. However, because of their volatility, it is possible that a Fund’s investment in Hybrid Instruments will account for more than 10% of the Fund’s return (positive or negative).

Dollar Rolls

The Funds may enter into “dollar rolls” in which a Fund sells mortgage or other asset-backed securities (“Roll Securities”) for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, a Fund foregoes principal and interest paid on the Roll Securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. The Fund also could be compensated through the receipt of fee income equivalent to a lower forward price. A “covered roll” is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position that matures on or before the forward settlement date of the dollar roll transaction. The Fund will enter into only covered rolls. Because “roll” transactions involve both the sale and purchase of a security, they may cause the reported portfolio turnover rate to be higher than that reflecting typical portfolio management activities.

Dollar rolls involve certain risks including the following: if the broker-dealer to whom the Fund sells the security becomes insolvent, the Fund’s right to purchase or repurchase the security subject to the dollar roll may be restricted and the instrument the Fund is required to repurchase may be worth less than an instrument the Fund originally held. Successful use of dollar rolls will depend upon the Adviser’s ability to predict correctly interest rates and in the case of mortgage dollar rolls, mortgage prepayments. For these reasons, there is no assurance that dollar rolls can be successfully employed.

Standby Commitments

Standby commitments are put options that entitle holders to same day settlement at an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. A Fund may acquire standby commitments to enhance the liquidity of portfolio securities, but only when the issuers of the commitments present minimal risk of default. Ordinarily, a Fund may not transfer a standby commitment to a third party, although it could sell the underlying municipal security to a third party at any time. A Fund may purchase standby commitments separate from or in conjunction with the purchase of securities subject to such commitments. In the latter case, the Fund would pay a higher price for the securities acquired, thus reducing their yield to maturity. Standby commitments will not affect the dollar-weighted average maturity of the Funds, or the valuation of the securities underlying the commitments. Issuers or financial intermediaries may obtain letters of credit or other guarantees to support their ability to buy securities on demand. The Adviser may rely upon its evaluation of a bank’s credit in determining whether to support an instrument supported by a letter of credit. Standby commitments are subject to certain risks, including the ability of issuers of standby commitments to pay for securities at the time the commitments are exercised; the fact that standby commitments are not marketable by the Funds; and the possibility that the maturities of the underlying securities may be different from those of the commitments.

Interest-Rate Swaps, Mortgage Swaps, Caps, Collars and Floors

In order to protect the value of the Funds’ assets from interest rate fluctuations and to hedge against fluctuations in the fixed income market in which certain of the Funds’ investments are traded, the Funds may enter into interest-rate swaps and mortgage swaps or purchase or sell interest-rate caps, floors or collars. Each Fund will enter into these hedging transactions primarily to preserve a return or spread on a particular investment or portion of the portfolio and to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. Each Fund may also enter into interest-rate swaps for non-hedging purposes. Interest-rate swaps are individually negotiated, and each Fund expects to achieve an acceptable degree of correlation between its portfolio investments and interest-rate positions. A Fund will enter into interest-rate swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest-rate swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest-rate swaps is limited to the net amount of interest payments that a Fund is contractually obligated to make. If the other party to an interest-rate swap defaults, a Fund’s risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. The use of interest-rate swaps is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. All of these investments may be deemed to be illiquid for purposes of a Fund’s limitation on investment in such securities. Inasmuch as these investments are entered into for good faith hedging purposes, and inasmuch as the Adviser will segregate assets with respect to such transactions, AIG SunAmerica believes such obligations do not constitute senior securities and accordingly will not treat them as being subject to its borrowing restrictions. The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each interest-rate swap will be accrued on a daily basis and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained by a custodian in a manner that satisfies the requirements of the 1940 Act. A Fund will also segregate cash or liquid securities with respect to its total obligations under any interest-rate swaps that are not entered into on a net basis and with respect to any interest-rate caps, collars and floors that are written by the Fund.

A Fund will enter into these transactions only with banks and recognized securities dealers believed by the Adviser to present minimal credit risk. If there is a default by the other party to such a transaction, the Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps, collars and floors are more recent innovations for which documentation is less standardized, and accordingly, they are less liquid than swaps.

Mortgage swaps are similar to interest-rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, upon which the value of the interest payments is based, is tied to a reference pool or pools of mortgages.

The purchase of an interest-rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest-rate cap. The purchase of an interest-rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest-rate floor.

Short Sales

Each of the Disciplined Growth, Value, International Equity and International Small-Cap Funds may sell a security it does not own in anticipation of a decline in the market value of that security (short sales). To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Until the Fund replaces a borrowed security, the Fund, on a daily basis, will segregate and maintain cash or liquid securities, at such a level that the amount segregated plus the amount deposited with the broker as collateral will equal the current value of the security sold short. The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund may be required to pay in connection with a short sale.

Each Fund may make “short sales against the box.” A short sale is against the box to the extent that the Fund contemporaneously owns, or has the right to obtain without payment, securities identical to those sold short.

A Fund may not enter into a short sale, including a short sale against the box, if, as a result, more than 25% of its net assets would be subject to such short sales. A Fund generally will recognize any gain (but not loss) for federal income tax purposes at the time that it makes a short sale against the box.

Borrowing and Leverage

As a matter of fundamental policy, each of the Blue Chip Growth, Growth Opportunities, New Century, Growth and Income and Balanced Assets Funds may borrow for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings.

As a matter of fundamental policy, the Disciplined Growth, Value Fund, International Equity and International Small-Cap Funds are authorized to borrow up to 33  1/3% of its total assets. Each Fund may borrow up to 33  1/3% of its total assets for temporary or emergency purposes. To enhance investment performance, each Fund may borrow money for investment purposes and may pledge assets to secure such borrowings.

In seeking to enhance investment performance, the Disciplined Growth Fund, Value Fund, New Century Fund, Growth and Income Fund, International Equity and International Small-Cap Funds may increase their ownership of securities by borrowing at fixed rates of interest up to the maximum extent permitted under the 1940 Act (presently 50% of net assets) and investing the borrowed funds, subject to the restrictions stated in the Prospectus. Any such borrowing will be made only pursuant to the requirements of the 1940 Act and will be made only to the extent that the value of each Fund’s assets less its liabilities, other than borrowings, is equal to at least 300% of all borrowings including the proposed borrowing. If the value of a Fund’s assets, so computed, should fail to meet the 300% asset coverage requirement, the Fund is required, within three business days, to reduce its bank debt to the extent necessary to meet such requirement and may have to sell a portion of its investments at a time when independent investment judgment would not dictate such sale. Interest on money borrowed is an expense the Fund would not otherwise incur, so that it may have little or no net investment income during periods of substantial borrowings. Since substantially all of a Fund’s assets fluctuate in value, but borrowing obligations are fixed when the Fund has outstanding borrowings, the net asset value per share of a Fund correspondingly will tend to increase and decrease more when the Fund’s assets increase or decrease in value than would otherwise be the case.

This is the speculative factor known as leverage. A Fund’s policy regarding use of leverage is a fundamental policy, which may not be changed without approval of the shareholders of the Fund. This practice may help increase the net asset value of the assets of the Fund in an amount greater than would otherwise be the case when the market values of the securities purchased through borrowing increase. In the event the return on an investment of borrowed monies does not fully recover the costs of such borrowing, the value of the Fund’s assets would be reduced by a greater amount than would otherwise be the case. The effect of borrowing will therefore tend to magnify the gains or losses to the Fund as a result of investing the borrowed monies. During periods of substantial borrowings, the value of the Fund’s assets would be reduced due to the added expense of interest on borrowed monies. The time and extent to which a Fund may employ leverage will be determined by the Adviser in light of changing facts and circumstances, including general economic and market conditions, and will be subject to applicable lending regulations of the Board of Governors of the Federal Reserve Board.

Special Situations

A “special situation” arises when, in the opinion of the Adviser, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

Real Estate Investment Trusts (“REITs”)

The Funds may invest in REITs. REITs are trusts that invest primarily in commercial real estate or real estate related loans. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies such as the Funds, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the Internal Revenue Code of 1986, as amended (the “Code”). A Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by a Fund.

Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs (especially mortgage REITs) are also subject to interest rate risks.

Portfolio Turnover

A Fund may purchase and sell securities whenever necessary to seek to accomplish its investment objectives. Portfolio turnover generally involves some expense to a Fund and its shareholders, including brokerage commissions and other transaction costs on the purchase and sale of securities and reinvestment in other securities.

Higher portfolio turnover may decrease the after tax return to shareholders if it results in the realization of net capital gains, which may be taxable when distributed to shareholders. A Fund’s portfolio turnover rate would equal 100% if each security in the Fund’s portfolio were replaced once per year.

The Disciplined Growth Fund, Blue Chip Growth Fund and New Century Fund experienced a significant variation in the Funds’ portfolio turnover rates over the two most recently completed fiscal years ended September 30, 2006, and September 30, 2007, respectively.

Future Developments

Each Fund may invest in securities and other instruments that do not presently exist but may be developed in the future, provided that each such investment is consistent with the Fund’s investment objectives, policies and restrictions and is otherwise legally permissible under federal and state laws. Each Fund’s Prospectus and SAI will be amended or supplemented as appropriate to discuss any such new investments.

INVESTMENT RESTRICTIONS

Each Fund is subject to a number of investment restrictions that are fundamental policies and may not be changed without the approval of the holders of a majority of that Fund’s outstanding voting securities. A “majority of the outstanding voting securities” of a Fund for this purpose means the lesser of: (i) 67% of the shares of the Fund represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy; or (ii)

more than 50% of the outstanding shares. Unless otherwise indicated, all percentage limitations apply to each Fund on an individual basis, and apply only at the time the investment is made; any subsequent change in any applicable percentage resulting from fluctuations in value will not be deemed an investment contrary to these restrictions.

Under the following fundamental restrictions, no Fund may:

1.	With respect to 75% of its total assets, invest more than 5% of its total assets (taken at market value at the time of each investment) in the securities of any one issuer or purchase more than 10% of the outstanding voting securities of any one company or more than 10% of any class of a company’s outstanding securities, except that these restrictions shall not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (“U.S. government securities”); provided, that this restriction does not apply to the Value Fund and International Equity Fund.

2.	Invest more than 5% of its total assets (taken at market value at the time of each investment) in securities of companies having an operating history, together with predecessors, of less than three years of continuous operations, except that this restriction shall not apply to U.S. government securities; provided, that this restriction does not apply to the Disciplined Growth Fund, Value Fund and International Equity Fund.

3.	(a) For all Funds except the Disciplined Growth Fund, Value and International Equity Funds: Purchase securities on margin, borrow money or pledge their assets, except that the New Century Fund and the Growth and Income Fund may borrow for investment purposes to the maximum extent permissible under the 1940 Act (i.e. presently 50% of net assets). Additionally, each Fund may borrow for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings. Further, to the extent that an investment technique engaged in by Growth and Income Fund required pledging of assets, the Fund may pledge assets in connection with such transactions. For purposes of this restriction and restriction (9) below, collateral arrangements with respect to the options, financial futures and options thereon described in the Prospectus and SAI are not deemed to constitute a pledge or loan of assets.

        (b) For the Disciplined Growth, Value, International Equity Funds: Borrow money, except that: (i) the Fund may borrow in amounts up to 33  1/3% of its total assets for temporary or emergency purposes; (ii) the Fund may borrow for investment purposes to the maximum extent permissible under the 1940 Act (i.e., presently 50% of net assets); and (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities. This policy shall not prohibit the Fund’s engaging in reverse repurchase agreements, dollar rolls and similar investment strategies described in the Prospectus and SAI, as they may be amended from time to time.

4.	Invest more than 25% of each Fund’s assets in the securities of issuers engaged in the same industry.

5.	(a) For all Funds except the Disciplined Growth and Value Funds: Engage in arbitrage transactions, buy or sell commodities or commodity contracts or real estate or interests in real estate, except that each Fund may: (a) purchase or sell financial futures and options thereon for hedging purposes, as described in the Prospectus and SAI, under policies developed by the Trustees; and (b) purchase and sell marketable securities secured by real estate and marketable securities of companies that invest or deal in real estate.

(b) For the Disciplined Growth and Value Funds:

i) Invest in real estate (including limited partnership interests but excluding securities of companies, such as real estate investment trusts, which deal in real estate or interests therein); provided that a Fund may hold or sell real estate acquired as a result of the ownership of securities.

ii) Purchase or sell commodities or commodity contracts, except to the extent that the Fund may do so in accordance with applicable law and the Prospectus and SAI, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act. A Fund may engage in transactions in put and call options on securities, indices, futures contracts on securities and indices, put and call options on such futures contracts, and may purchase hybrid instruments.

6.	Act as underwriter, except to the extent that in connection with the disposition of portfolio securities, the Funds may be deemed to be underwriters under certain Federal securities laws.

7.	Make loans, except through: (i) repurchase agreements; (ii) loans of portfolio securities; (iii) the purchase of portfolio securities consistent with a Fund’s investment objectives and policies, as described in the Prospectus; and (iv) as otherwise permitted by exemptive order of the SEC.

Issue senior securities as defined in the 1940 Act, except that each Fund may enter into repurchase agreements, lend its portfolio securities and borrow money, as described in restriction (3).

The following additional restrictions are not fundamental policies and may be changed by the Trustees without a vote of shareholders. Each Fund may not:

8.	For all Funds except the Disciplined Growth, Value, International Equity and International Small-Cap Funds: Make short sales of securities or maintain a short position, except that each Fund may effect short sales against the box.

9.

Enter into any repurchase agreement maturing in more than seven days or invest in any other illiquid security if, as a result, more than 15% of a Fund’s net assets would be so invested. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act that have a readily available market, and commercial paper exempted from registration under the Securities Act pursuant to Section 4(2) of that Act that may be offered and sold to “qualified institutional buyers” as defined in Rule 144A, which the Adviser has determined to be liquid pursuant to guidelines established by the Trustees, will not be considered illiquid for purposes of this 15% limitation on illiquid securities.

10.	Invest in securities of other registered investment companies, except by purchases in the open market, involving only customary brokerage commissions and as a result of which not more than 10% of its total assets (determined at the time of investment) would be invested in such securities, or except as part of a merger, consolidation or other acquisition.

11.	For the Disciplined Growth, Value, International Equity and International Small-Cap Funds: Purchase securities on margin, provided that margin deposits in connection with futures contracts, options on futures contracts and other derivative instruments shall not constitute purchasing securities on margin.

12.	For the Disciplined Growth, Value and International Small-Cap Funds: Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and, to the extent related to the segregation of assets in connection with the writing of covered put and call options and the purchase of securities or currencies on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to Forward Contracts, options, futures contracts and options on futures contracts. In addition, a Fund may pledge assets in reverse repurchase agreements, dollar rolls and similar investment strategies described in the Prospectus and SAI, as they may be amended from time to time.

TRUSTEES AND OFFICERS

The following table lists the Trustees and officers of the Trust, their dates of birth, current position(s) held with the Trust, length of time served, principal occupations during the past five years, number of funds overseen within the fund complex and other directorships/trusteeships held outside of the fund complex Unless otherwise noted, the address of each executive officer and Trustee is Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992. Trustees who are not deemed to be “interested persons” of the Trust as defined in the 1940 Act are referred to as “Disinterested Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.”

DISINTERESTED TRUSTEES

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee[3]
Jeffrey S. Burum DOB: February 27, 1963	Trustee	2004 to Present	Founder, Chairman and CEO of Southern California Development Corp/National Housing Development Corporation (1992 to Present); Founder, Owner and Partner of Colonies Crossroads, Inc. (2000 to Present); Owner and Managing Member of Diversified Pacific Development Group, LLC (1998 to Present).	41	None

[1]	Trustees serve until their successors are duly elected and qualified, subject to the Trustee’s Retirement Plan as discussed on page 57.
[2]

The term “fund complex” consists of all registered investment companies for which the Adviser or an affiliated person of the Adviser serves as investment adviser. The “fund complex” includes the Trust (9 funds); SunAmerica Money Market Funds, Inc. (2 funds); SunAmerica Income Funds (5 funds); SunAmerica Focused Alpha Growth Fund, Inc. (1 fund); SunAmerica Focused Alpha Large-Cap Fund, Inc. (“FGI”) (1 fund); SunAmerica Focused Series, Inc. (18 portfolios); AIG Series Trust (5 funds); Anchor Series Trust (9 portfolios); SunAmerica Senior Floating Rate Fund, Inc. (1 fund); VALIC Company I (32 portfolios); VALIC Company II (15 portfolios); SunAmerica Series Trust (35 portfolios); Seasons Series Trust (24 portfolios); AIG Strategic Hedge Fund of Funds (1 fund); and Brazos Mutual Funds (4 portfolios).

[3]

Directorships of Companies required for reporting to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies regulated under the 1940 Act other than those listed under the preceding column.

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee[3]
Dr. Judith L. Craven DOB: October 6, 1945	Trustee	2001 to Present	Retired	89	Director, Belo Corporation (1992 to Present); Director, Sysco Corporation (1996 to Present); Director, Luby’s, Inc. (1998 to Present).

William F. Devin DOB: December 30, 1938	Trustee	2001 to Present	Retired.	90	Member of the Board of Governors, Boston Stock Exchange (1985-Present).

Samuel M. Eisenstat DOB: March 7, 1940	Chairman of the Board	1996 to Present	Attorney, sole practitioner.	51	Director, North European Oil Royalty Trust.

Stephen J. Gutman DOB: May 10, 1943	Trustee	1996 to Present	Senior Associate, Corcoran Group (Real Estate) (2003 to Present); President and Member of Managing Directors, Beau-Brummell – Soho LLC (licensing of menswear specialty retailing and other activities) (1988 to Present).	51	None

William J. Shea DOB: February 9, 1948	Trustee	2004 to Present	Managing Partner, DLB Capital, LLC (Private Equity) (2006 to Present); President and CEO, Conseco, Inc. (Financial Services) (2001 to 2004); Chairman of the Board of Centennial Technologies, Inc. (1998 to 2001).	51	Chairman of the Board, Royal and SunAlliance U.S.A., Inc. (2005 to Present); Director, Boston Private Financial Holdings (2004 to Present).

INTERESTED TRUSTEE

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee
Peter A. Harbeck[1] DOB: January 23, 1954	Trustee	1995 to Present	President, CEO and Director, AIG SunAmerica (1995 to Present); Director, AIG SACS (1993 to Present); President and CEO, AIG Advisor Group, Inc. (2004 to Present).	98	None
OFFICERS

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer	Other Directorship(s) Held by Officer
Donna M. Handel DOB: June 25, 1966	Treasurer	2002 to Present	Senior Vice President, AIG SunAmerica (2004 to Present); Vice President, AIG SunAmerica (1997 to 2004).	N/A	N/A

James Nichols DOB: April 7, 1966	Vice President	2006 to Present	Director, President and CEO, AIG SACS (July 2006 to Present); Senior Vice President, AIG SACS (March 2002 to July 2006); Vice President, AIG SunAmerica (1995 to March 2002).	N/A	N/A

[1]	Mr. Harbeck is considered to be an Interested Trustee because he serves as President, CEO and Director of AIG SunAmerica and Director of AIG SunAmerica Capital Services, Inc. (“AIG SACS”).

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer	Other Directorship(s) Held by Officer
John Genoy DOB: November 8, 1968	President	December 2007 to Present	Chief Financial Officer, AIG SunAmerica (2002 to Present); Senior Vice President, AIG SunAmerica (2003 to Present); Chief Operating Officer, AIG SunAmerica (2006 to Present).	N/A	N/A

Gregory N. Bressler DOB: November 17, 1966	Secretary	2005 to Present	Senior Vice President and General Counsel, AIG SunAmerica (2005 to Present); Vice President and Director of U.S. Asset Management Compliance, Goldman Sachs Asset Management (2004 to 2005); Deputy General Counsel, Credit Suisse Asset Management (2002 to 2004): Counsel, Credit Suisse Asset Management (2000 to 2002).	N/A	N/A

Cynthia Gibbons DOB: December 6, 1969	Vice President and Chief Compliance Officer (“CCO”)	2002 to Present	Vice President, AIG SunAmerica (August 2002-Present); Securities Compliance Manager, American General Investment Management (2000 to 2002).	N/A	N/A

Gregory R. Kingston DOB: January 18, 1966	Vice President and Assistant Treasurer	2002 to Present	Vice President, AIG SunAmerica (2001- Present); formerly, Vice President, American General Investment Management (1999-2001).	N/A	N/A

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer	Other Directorship(s) Held by Officer
Nori L. Gabert DOB: August 15, 1953	Vice President and Assistant Secretary	2002 to Present	Vice President and Deputy General Counsel, AIG SunAmerica (2001–Present); Vice President and Secretary, VALIC Company I and VALIC Company II (2000-Present); Associate General Counsel, American General Investment Management (1997-2001).	N/A	N/A

Timothy Pettee DOB: April 7, 1958	Vice President	2004 to Present	Chief Investment Officer, AIG SunAmerica (2003-Present); Executive Vice President and Global Director of Research, Schroder Investment Management (2000-2002); Director of Research, U.S. Trust Co. (1998-2000).	N/A	N/A

Matthew J. Hackethal DOB: December 31, 1971	Anti- Money Laundering Compliance Officer	2006 to Present	Chief Compliance Manager, AIG SunAmerica (2006 to Present); Vice President, Credit Suisse Asset Management (2001 to 2006); CCO, Credit Suisse Alternative Funds (2005 to 2006); CCO, Credit Suisse Asset Management Securities, Inc. (2004 to 2005)	N/A	N/A

The Trustees of the Trust are responsible for the overall supervision of the operation of the Trust and the Funds and perform various duties imposed on directors of investment companies by the 1940 Act and under the Trust’s Declaration of Trust. Trustees and officers of the Trust are also directors or trustees and officers of some or all of the other investment companies managed, administered or advised by the Adviser and distributed by AIG SACS and other affiliates of AIG SunAmerica.

The Board of Trustees has established four committees, i.e., Audit Committee Nominating and Compensation Committee, Ethics Committee, and Governance Committee.

Each Disinterested Trustee serves on the Audit Committee of the Board of Trustees. The Audit Committee is charged with selecting, overseeing and setting the compensation of the Trust’s independent registered public accounting firm. The Audit Committee is responsible for pre-approving all audit and non-audit services performed by the independent public accounting firm for the Trust and for pre-approving certain non-audit services performed by the independent registered public accounting firm for AIG SunAmerica and certain control persons of AIG SunAmerica. The Audit Committee is also responsible for reviewing with the independent registered public accounting firm the audit plan and results of the audit along with other matters. The members of the Audit Committee are Mr. Eisenstat, Dr. Craven, Mr. Devin, Mr. Burum, Mr. Shea and Mr. Gutman. Each member of the Audit Committee receives $2,500 per meeting (except for Dr. Craven, Mr. Devin and Mr. Burum who receive $1,666 per meeting) for serving on the Audit Committee of the AIG SunAmerica Mutual Funds (“SAMF”)5, SASFR and AST. Mr. Shea receives a total of $5,000 retainer for serving as Chairman of the Audit Committee for the AIG SunAmerica Mutual Funds, SASFR and AST. The Audit Committee met four times during the fiscal year ending September 30, 2007.

[Insert names] serve on the Nominating and Compensation Committee (“Nominating Committee”). The Nominating Committee recommends to the Trustees those persons to be nominated as candidates to serve as Trustees and voted upon by shareholders and selects and proposes nominees for election by Trustees to the Board between shareholders’ meetings. The Nominating Committee does not normally consider candidates proposed by shareholders for election as Trustees. Each member of the Nominating Committee receives a total of $1,000 from the SAMF, SASFR and AST in annual compensation for serving on the Nominating Committee. Each member of the Nominating Committee receives $500 per meeting ($250 per telephonic meeting). The Chairman receives $600 per scheduled meeting ($300 per telephonic meeting) and $1,500 in annual compensation, based on the relative net assets of the Trust, for serving as Chairman of the Nominating Committee. There were three meetings of the Nominating Committee during the fiscal year ending September 30, 2007.

[Insert names] serve on the Ethics Committee. The Ethics Committee is responsible for applying the Code of Ethics applicable to the Fund’s Principle Executive Officer and Principal Accounting Officer to specific situations in which questions are presented to it and has the authority to interpret the Code of Ethics in any particular situation. The Ethics Committee will inform the Board of Trustees of violations or waivers to the Trust’s Code of Ethics, as appropriate. Each member of the Ethics Committee receives a total of $1,000 in annual compensation for serving on the Ethics Committee. Each member of the Ethics Committee receives $500 per meeting ($250 per telephonic meeting). The Chairman receives $600 per meeting ($300 per telephonic meetings) and $1,500 in annual compensation, based on the relative net assets of the Trust, for serving as Chairman of the Ethics Committee. The Ethics Committee met two times during the fiscal year ending September 30, 2007.

[Insert names] serve on the Governance Committee. The Governance Committee reviews and makes recommendations with respect to the size and composition of the Board and its committees and monitors and evaluates the functioning of the committees of the Board. Each member of the Governance Committee receives a total of $1,000 in annual compensation for serving on the Governance Committee. Each member of the Governance Committee receives $500 per meeting ($250 per telephonic meeting). The Chairman receives $600 per meeting ($300 per telephonic meeting) and $1,500 in annual compensation, based on the relative net assets of the Trust, for serving as Chairman of the Governance Committee. The Governance Committee met two times during the fiscal year ending on September 30, 2007.

[5]	The AIG SunAmerica Mutual Funds (“SAMF”) consist of the Trust, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., AIG Series Trust and SunAmerica Focused Series, Inc.

TRUSTEE OWNERSHIP OF FUND SHARES

The following table shows the dollar range of shares beneficially owned by each Trustee as of December 31, 2007.

DISINTERESTED TRUSTEES

Name of Trustee	Dollar Range of Equity Securities in the Trust[1]	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies[2]
Dr. Judith L. Craven	None	None

William F. Devin	None	Over $100,000

Samuel M. Eisenstat	None	$10,001-$50,000

Stephen J. Gutman	None	$1-$10,000

Jeffrey S. Burum	Growth Opportunities Fund: Over $100,000	Over $100,000

William J. Shea	None	None

[1]	Where a Fund is not listed with respect to a Trustee, the Trustee held no shares of the Fund.
[2]	Includes the SAMF, AST, SASFR, SAST and SST.

INTERESTED TRUSTEE

Name of Trustee	Dollar Range of Equity Securities in the Trust[1]	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies[2]
Peter A. Harbeck	Growth Opportunities Fund: Over $100,000 International Equity Fund: Over $100,000	Over $100,000

[1]	Where a Fund is not listed with respect to a Trustee, the Trustee held no shares of the Fund.
[2]	Includes the SAMF, AST, SASFR, SAST and SST.

The Trust pays each Trustee who is not an interested person of the Trust or the Adviser, nor a party to any Management or Subadvisory Agreement (each a “Disinterested” Trustee) annual compensation in addition to reimbursement of out-of-pocket expenses in connection with attendance at meetings of the Trustees. Specifically, each Disinterested Trustee receives from the Trust a pro rata portion (based upon the Trust’s net assets) of the $49,500 in annual compensation for acting as a director or trustee to all the retail funds in SAMF ($74,250 in annual compensation for the Chairman of the Board). In addition, each Disinterested Trustee received $20,000 in annual compensation for acting as Trustee to Anchor Series Trust (“AST”) ($30,000 in annual compensation for the Chairman of the Board). Each Disinterested Trustee receives an annual amount of $5,250 ($7,875 for the Chairman of the Board) per fund for serving as a Trustee to FGF and FGI Also, each Disinterested Trustee of SASFR receives $900 per quarterly meeting attended ($1,350 for the Chairman of the Board). Each Disinterested Trustee of SAMF receives an additional $5,000 per attended quarterly meeting ($7,500 for the Chairman). Officers of the Trust receive no direct remuneration in such capacity from the Trust or the Funds.

The Trustees have adopted the AIG SunAmerica Disinterested Trustees’ and Directors’ Retirement Plan (the “Retirement Plan”) effective January 1, 1993 for the Disinterested Trustees. The Retirement Plan provides generally that a Disinterested Trustee may become a participant (“Participant”) in the Retirement Plan if he or she has at least 10 years of consecutive service as a Disinterested Trustee of any of the adopting AIG SunAmerica mutual funds (the “Adopting Funds”)6 or has attained the age of 60 while a Trustee and completed five (5) consecutive years of service as a Director or any Adopting Fund (an “Eligible Trustee”). Pursuant to the Retirement Plan, Eligible Trustee may receive benefits upon (i) his or her death or disability while a Trustee or (ii) the termination of his or her tenure as a Trustee, other than removal for cause from each of the Adopting Funds with respect to which he or she is an Eligible Trustee.

As of each of the first 10 birthdays after becoming a Participant and on which he or she is both a Trustee and Participant, each Eligible Trustee will be credited with an amount equal to 50% of his or her regular fees (excluding committee fees) for services as a Disinterested Trustee of each Adopting Fund for the calendar year in which such birthday occurs. In addition, an amount equal to 8.50% of any amounts credited under the preceding statement during prior years

[6]	The SAMF, AST and SASFR have adopted the Retirement Plan.

is added to each Eligible Trustee’s account. The rights of any Participant to benefits under the Retirement Plan shall be an unsecured claim against the assets of the Adopting Funds. An Eligible Trustee may receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum or in up to 15 annual installments. Any undistributed amounts shall continue to accrue interest at 8.50%.

The following table sets forth information summarizing the compensation of each Disinterested Trustee for his or her services as Trustee for the fiscal year ended September 30, 2007. Neither the Trustees who are interested persons of the Trust nor any officers of the Trust receive any compensation.

COMPENSATION TABLE

Trustee	Aggregate Compensation from Trust	Pension or Retirement Benefits Accrued as Part of Trust Expenses*	Estimated Annual Benefits on Retirement**	Total Compensation from Trust and Fund Complex Paid to Trustees*
Dr. Judith L. Craven ***	$6,830	$269,568	$201,722	$201,985
William F. Devin ***	$7,044	$277,727	$166,171	$233,977
Samuel M. Eisenstat	$9,467	$55,942	$167,247	$178,800
Stephen J. Gutman	$6,774	$52,701	$204,702	$127,733
Jeffrey S. Burum***	$6,983	—	$238,608	$96,000
William J. Shea	$6,914	—	$135,331	$130,033

*	Information is as of September 30, 2007 for the investment companies that pay fees to these Trustees. The investment companies are the SAMF, FGF, FGI, AST, SASFR, VALIC Company I and VALIC Company II.
**	Assumes the Participant elects to receive benefits in 15 yearly installments for SAMF and AST Retirement Plans and 10 yearly installments for VALIC Company I and VALIC Company II Retirement Plans.
***	Mr. Devin and Dr. Craven were elected to the Board effective as of November 16, 2001. Mr. Burum, Mr. Devin and Dr. Craven are not Trustees of AST.

As of December 31, 2007, the Trustees and officers of the Trust owned in the aggregate, less than 1% of each Class of the Trust’s total outstanding shares.

The following shareholders owned, of record or beneficially, 5% or more of the indicated Fund Class’ outstanding shares as of December 31, 2007.

Name	Fund Class	% Beneficial Ownership
Account "B" Deferred Comp Plan	SunAmerica International Equity Fund A	16.26%
Account "D" Deferred Comp Plan	SunAmerica International Equity Fund A	5.73%
Account "C" Deferred Comp Plan	SunAmerica International Equity Fund A	5.42%
Account "B" Deferred Comp Plan	SunAmerica Value Fund Class A	5.80%
Merrill Lynch, Pierce, Fenner & Smith, Inc. For The Sole Benefit Of Its Customers	SunAmerica Disciplined Growth Fund A	13.41%
St Luke's Foundation Ttee Charles A Barrow Charitable Remainder Trust U/A Dtd 7-3-92	SunAmerica Balanced Assets Fund C	6.31%
Merrill Lynch, Pierce, Fenner & Smith, Inc. For The Sole Benefit Of Its Customers	SunAmerica Disciplined Growth Fund C	12.39%
Merrill Lynch, Pierce, Fenner & Smith, Inc. For The Sole Benefit Of Its Customers	SunAmerica International Equity Fd C	7.29%
Merrill Lynch, Pierce, Fenner & Smith, Inc. For The Sole Benefit Of Its Customers	SunAmerica Value Fund C	11.4%
Citigroup Global Market Inc House Acct 00109801250	SunAmerica Value Fund C	6.46%
Merrill Lynch, Pierce, Fenner & Smith, Inc. For The Sole Benefit Of Its Customers	SunAmerica Blue Chip Growth Fund C	19.07%
American Home Assurance Company	SunAmerica International Small-Cap A	74.25%

Name	Fund Class	% Beneficial Ownership
Merrill Lynch, Pierce, Fenner & Smith, Inc. For The Sole Benefit Of Its Customers	SunAmerica International Small-Cap A	5.04%
SunAmerica Trust Co Cust Fbo Donald R Chamberlain IRA Account	SunAmerica International Small-Cap B	9.66%
SunAmerica Asset Management Corp	SunAmerica International Small-Cap B	9.01%
SunAmerica Trust Co Cust Donald Moore Enterprises, Inc. Donald J Moore Ttee Individual 401(K)	SunAmerica International Small-Cap B	6.52%

ADVISER, PERSONAL SECURITIES TRADING,

DISTRIBUTOR AND SERVICING AGENT

The Adviser. The Adviser, which was organized as a Delaware corporation in 1982, is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992, and acts as adviser to each of the Funds pursuant to the Investment Advisory and Management Agreement dated January 1, 1999 (the "Advisory Agreement") with the Trust, on behalf of each Fund. As of December 31, 2007, the Adviser managed, advised and/or administered assets in excess of $55.6 billion. The Adviser is a wholly owned subsidiary of AIG Retirement Services, Inc., which in turn is a wholly owned subsidiary of American International Group, Inc. ("AIG").

AIG, a Delaware corporation, is a holding company that through its subsidiaries is primarily engaged in a broad range of insurance and insurance related activities and financial services in the U.S. and abroad. AIG, through its subsidiaries, is also engaged in a range of financial services activities.

Under the Advisory Agreement, the Adviser serves as investment adviser for, and selects and manages the investments of, each Fund except for those Funds for which the Adviser employs a Subadviser. The Adviser also provides various administrative services and supervises the Funds' daily business affairs, subject to general review by the Trustees. As discussed below, AIG SunAmerica has retained AIGGIC as subadviser pursuant to a Subadvisory Agreement dated May 1, 2001, and amended and most recently renewed on August 27, 2007, with respect to the International Equity and International Small-Cap Funds. AIGGIC is an AIG SunAmerica affiliate and is a part of AIG Investments. AIG Investments comprises a group of international companies (including AIGGIC) which provide investment advice and market asset management products and services to clients around the world. As of December 31, 2007, AIGGIC managed approximately $753.7 billion, of which approximately $622.0 billion related to AIG affiliates and $131.7 billion relates to client assets. These figures do not include assets subadvised to third-party managers.

In carrying out its responsibilities, AIG SunAmerica may employ, retain or otherwise avail itself of the services of other persons or entities such as AIGGIC, on such terms as AIG SunAmerica shall determine to be necessary, desirable or appropriate. AIG SunAmerica may retain one or more advisers to manage all or a portion of the investment portfolio of the Fund, at AIG SunAmerica’s own cost and expense. Retention of one or more advisers, or the employment or retention of other persons or entities to perform services, shall in no way reduce the responsibilities or obligations of AIG SunAmerica under the Advisory Agreement and AIG SunAmerica shall be responsible for all acts and omissions of such advisers, or other persons or entities, in connection with the performance of AIG SunAmerica’s duties.

Except to the extent otherwise specified in the Advisory Agreement, each Fund pays, or causes to be paid, all other expenses of the Trust and each of the Funds, including, without limitation, charges and expenses of any registrar, custodian, transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing of share certificates; registration costs of the Funds and their shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing Prospectuses and SAIs regarding the Funds, and supplements thereto, to the shareholders of the Funds; all expenses of shareholders’ and Trustees’ meetings and of preparing, printing and mailing proxy statements and reports to shareholders; all expenses incident to any dividend, withdrawal or redemption options; fees and expenses of legal counsel and independent registered public accounting firms; membership dues of industry associations; interest on borrowings of the Funds; postage; insurance premiums on property or personnel (including officers and Trustees) of the Trust which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Trust’s operation.

As compensation for its services to the Funds, AIG SunAmerica receives a fee from each Fund, payable monthly, computed daily at the annual rates below:

FUND	FEE RATE (as a % of average daily net asset value)
Blue Chip Growth Fund	0.75% 0.70% 0.65%	to next over	$350 million $350 million $700 million

Growth Opportunities Fund	0.75% 0.70% 0.65%	to next over	$350 million $350 million $700 million

New Century Fund	0.75% 0.70% 0.65%	to next over	$350 million $350 million $700 million

Balanced Assets Fund	0.75% 0.70% 0.65%	to next over	$350 million $350 million $700 million

Growth and Income Fund	0.75% 0.70% 0.65%	to next over	$350 million $350 million $700 million

International Equity Fund	1.00%	of net assets

Value Fund	1.00% 0.95% 0.90%	first next thereafter	$750 million $750 million

Disciplined Growth Fund	0.85%	of Net Assets

International Small-Cap Fund	1.15%	of Net Assets

AIG SunAmerica or its affiliates may receive financial support from certain subadvisers for distribution-related services, including support to help offset costs for training to support sales of the Funds.

Information about AIG SunAmerica Portfolio Managers

Other Accounts Managed by each Portfolio Manager [TO BE UPDATED]

The following table indicates the number of other accounts managed by each Portfolio Manager and the total assets in the accounts in each of the following categories as of September 30, 2007: Registered Investment Company (“RIC”), Other Pooled Investments (“OPI”), and Other Accounts (“OA”). For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

	Number of Other Accounts Managed and Total Assets by Account*			Number of Accounts and Total Assets for Which Advisory Fee is Performance Based*
Portfolio Manager	RIC	OPI	OA	RIC	OPI	OA
Steve Neimeth	8	0	0	0	0	0
	$857,400,000	$0	$0	$0	$0	$0
Jay Rushin
John Massey	5	0	0	0	0	0
	$500,200,000	$0	$0	$0	$0	$0
Paul Ma	0	0	0	0	0	0
	0	0	0	0	$0	$0
Allison Larkin
Carla Garcia	0	5	1	0	0	0
	$0	$524,321,333	$151,819,359	0	0	0
Robin Thorn	0	5	1	0	0	0
	$0	$1,668,490,659	$280,368,161	0	0	0
Deborah Medenica	0	7	5	0	0	0
	$0	$2,973,557,875	$633,736,563	0	0	0
Hiroshi Motoki	0	1	0	0	0	0
	$0	$37,000,000	$0	0	0	0
Chantal Brennan	2	3	6	0	0	0
	$452,078,574	$910,657,188	$372,879,054	0	0	0
Ming Hsu	2	3	7	0	0	0
	$115,025,184	$178,559,376	$583,385,883	0	0	0
Noriko Umino	2	1	5	0	0	0
	$242,786,459	$64,581,933	$160,938,434	0	0	0
Raphael Davis	11	1	9	0	0	0
	$458,161,642	$19,190,164	$10,944,019,000	0	0	0
Robert Vandem Assem	11	7	22	0	3	0
	$1,034,191,074	$995,608,022	$2,926,168,078	0	$435,075,373	0
				0	0	0
Rajeev Mittal	4	5	19	0	0	0
	$270,155,249	$1,846,206,728	$2,207,566,939	0	0	0
Bryan Petermann	15	2	9	0	0	0
	$1,280,485,600	$84,139,000	$10,944,019,000	0	0	0
John Yovanovic	15	2	9	0	0	0
	$1,280,485,600	$84,139,000	$10,944,019,000	0	0	0
Tim Lindvall	15	2	9	0	0	0
	$1,280,485,600	$84,139,000	$10,944,019,000	0	0	0

*	As of September, 2007

Potential Conflicts of Interest

As shown in the tables above, the portfolio managers are responsible for managing other accounts for multiple clients, including affiliated clients (“Other Client Accounts”), in addition to the Funds. In certain instances, conflicts may arise in their management of a Fund and such Other Client Accounts. The portfolio managers aim to conduct their activities in such a manner that permits them to deal fairly with each of their clients on an overall basis in accordance with applicable securities laws and fiduciary obligations.

•

Trade Allocations. One situation where a conflict may arise between the Fund and Other Client Accounts is in the allocation of trades among the Fund and the Other Client Accounts. For example, a Subadviser may determine that there is a security that is suitable for a Fund as well as for Other Client Accounts which have a similar investment objective. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security, which may adversely affect the value of securities held by the Funds. The Funds and the Subadviser have adopted policies and procedures regarding the allocation of trades and brokerage, which the Funds and subadviser believe address the conflicts associated with managing multiple accounts for multiple clients (including affiliated clients). The policies and procedures generally require that securities be allocated among the Funds and Other Client Accounts in a manner that is fair, equitable and consistent with their fiduciary obligations to each.

•

Allocation of Portfolio Managers’ Time. The portfolio managers’ management of the Funds and Other Client Accounts may result in the portfolio manager devoting a disproportionate amount of time and attention to the management of certain Funds and Other Client Accounts if the Funds and Other Client Accounts have different objectives, benchmarks, time horizons, and fees. Generally, the Advisers seek to manage such competing interests for the time and attention of the portfolio managers. Although the Advisers do not track the time a portfolio manager spends on a Fund or a single Other Client Account, AIGGIC does periodically assess whether a portfolio manager has adequate time and resources to effectively manage all of such portfolio manager’s accounts. In certain instances, Portfolio Managers may be employed by two or more employers. Where the Portfolio Manager receives greater compensation, benefits or incentives from one employer over another, the Portfolio Manager may favor one employer over the other (or Other Accounts) causing a conflict of interest.

•

Personal Trading by Portfolio Managers. The management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While generally the Advisers’ and Subadvisers’ Codes of Ethics will impose limits on the ability of a Portfolio Manager to trade for his or her personal account, especially where such trading might give rise to a potential conflict of interest, there is no assurance that the Adviser’s and Subadvisers’ Codes of Ethics will eliminate such conflicts.

AIG SunAmerica’s Portfolio Manager Compensation

AIG SunAmerica believes it offers a highly competitive compensation structure that enables it to attract and retain highly qualified investment professionals. AIG SunAmerica’s portfolio managers’ compensation has both a salary and bonus component. The salary is a fixed annual salary, and is not based on performance. The bonus component is discretionary and based on the factors discussed below. Each portfolio manager is eligible to receive a bonus up to an amount equal to 300% of their salary. The bonus components of the portfolio managers’ salary are based on both a Fund’s individual performance and the organizational performance of AIG SunAmerica and the investment department. Seventy-five percent (75%) of the portfolio managers’ total eligible bonus is determined by fund performance. It is determined by the Fund’s total return, net of fees, relative to the one-year and three-year Lipper rankings. The amount of the bonus determined by Fund performance ranges from zero percent to two hundred and twenty-five percent (0%-225%) of the portfolio managers’ base salary.

The organizational performance component of the portfolio managers bonus constitutes twenty-five percent (25%) of their total eligible bonus. This portion of the bonus ranges from zero percent up to seventy-five percent (0%—75%) of his base salary. There are four factors which are used in determining the organizational component of the portfolio manager’s bonus: (1) overall profitability of AIG SunAmerica; (2) each portfolio manager’s overall engagement of the investment process; (3) the construction of the portfolio manager’s Fund and exposure to risk; and (4) the portfolio manager’s participation in other activities on behalf of AIG SunAmerica.

A portion of the bonus is deferred for three years and may be invested, at the direction of the portfolio manager, into a variety of funds advised by AIG SunAmerica, including funds managed by the portfolio manager. In addition, AIG SunAmerica may award restricted stock units to a portfolio manager who consistently meets or exceeds relative performance criteria.

Portfolio Manager Compensation for AIGGIC

Compensation for AIGGIC portfolio managers has both a salary and a bonus component. The compensation structure described below is utilized for both the Registered Investment Companies and all other accounts aforementioned. The salary component is a fixed annual base salary, which is generally based upon several factors, including experience and market levels of salary for such position. The bonus component is generally calculated as follows: 60% is linked to the management of a portfolio managers funds; 20% of the bonus is determined by the overall profitability of AIGGIC; and the final 20% is determined on a discretionary basis. For the 60% component, the measures for a portfolio manager may vary according to the day-to-day responsibilities of a particular portfolio manager. The measures comprise any combination of (a) total return measures, (b) benchmark measures and (c) peer group measures. Any long-term compensation may include stock options and restricted stock units, both having vesting schedules. The portfolio managers are currently compensated based on 1-year, 2-year, and 3-year performance, which is reviewed annually. Determination of the performance portion of the compensation is measured on a pre-tax basis and includes such factors as portfolio returns relative to benchmark indices default losses, impaired sales and other criteria. Any long-term compensation, including stock options, is not performance based, but is distributed on certain vesting dates.

The portfolio managers are currently compensated on 1-year, 2-year and 3-year performance, which is reviewed annually. Determination of the performance portion of the compensation is measured on a pre-tax basis and included such factors as portfolio returns relative to benchmark indices default loses, impaired sales and other criteria. Any long-term compensation, including stock options, is not performance based, but is distributed on certain vesting dates.

Portfolio Manager Ownership of Fund Shares

The following table shows the dollar range of shares beneficially owned by each Portfolio Manager as of December 31, 2007:

Name of Portfolio Manager	Dollar Range of Equity Securities beneficially owned in each Fund managed by the named Portfolio Manager
Chantal Brennan	$0
Raphael Davis	$0
Carla Garcia	$0
Ming Hsu	$0
Allison Larkin	$0
Tim Lindvall	$0
Paul Ma	$0
John Massey	$0
Deborah Medenica	$0
Rajeev Mittal	$0
Hiroshi Motoki	$0
Steven A. Neimeth	Value Fund : $50,000-$100,000 All others : $0
Bryan Petermann	$0
Jay Rushin	$0
Robin Thorn	$0
Noriku Umino	$0
Robert Vandem Assem	$0
John Yovanovic	$0

The following table sets forth the total advisory fees received by AIG SunAmerica from each Fund pursuant to the Advisory Agreement for the fiscal years ended September 30, 2007, 2006 and 2005.

ADVISORY FEES*

FUND	2007	2006	2005
Blue Chip Growth Fund	$526,395	$589,484	$700,763
Growth Opportunities Fund	$521,863	$576,043	$697,039
New Century Fund	$753,123	$695,182	$744,320
Growth and Income Fund	$849,237	$955,334	$1,205,704
Balanced Assets Fund	$1,190,430	$1,319,493	$1,575,247
International Equity Fund	$1,226,399	$1,055,665	$810,740
Value Fund	$2,338,256	$2,320,345	$2,379,557
Disciplined Growth Fund	$480,141	$408,577	$400,679
International Small-Cap Fund	$366,797	$110,760	N/A

*	Without giving effect to voluntary fee waivers or expense reimbursements.

ADVISORY FEES WAIVED

FUND	2007	2006
Blue Chip Growth Fund	$10,571	$40,477
Growth Opportunities Fund	$3,580	$39,534
New Century Fund	—	—
Growth and Income Fund	$14,698	$4,718
Balanced Assets Fund	$31,745	$90,651
International Equity Fund	—	—
Value Fund	—	—
Disciplined Growth Fund	—	—
International Small-Cap Fund	—	—

Pursuant to an Expense Limitation Agreement, AIG SunAmerica is contractually obligated to waive its fees and/or reimburse expenses to the extent that the Total Annual Fund Operating Expenses exceed the amounts in the following table. These expense waivers and/or fee reimbursements will continue indefinitely, subject to termination by the Trustees, including the Disinterested Trustees.

FUND	ANNUAL TOTAL FUND OPERATING EXPENSES (as a percentage of average daily net assets)
	Class A	Class B	Class C	Class I	Class Z
Blue Chip Growth Fund	—	—	—	1.33%	N/A
Growth Opportunities Fund	—	—	—	1.33%	N/A
New Century Fund	—	—	—	N/A	N/A
Growth and Income Fund	—	—	—	1.32%	N/A
Balanced Assets Fund	—	—	—	1.33%	N/A
International Equity Fund	1.90%	2.55%	2.55%	1.80%	N/A
Value Fund	1.63%	2.28%	2.28%	1.53%	1.06%
Disciplined Growth Fund	1.45%	2.10%	2.10%	N/A	N/A
International Small-Cap Fund	1.90%	2.55%	2.55%	N/A	N/A

AIG SunAmerica may voluntarily waive or reimburse additional amounts to increase the investment return to a Fund’s investors. During the fiscal year end September 30, 2007, AIG SunAmerica voluntarily reimbursed additional fees to keep the operating expenses of Class C shares of the New Century Fund at or below an annual rate of 2.14% of net assets. As of the date of this Statement of Additional Information, AIG SunAmerica has also agreed to voluntarily waive 0.02% of the average daily net assets of its advisory fees with respect to the Balanced Assets Fund. This waiver may be discontinued without notice to shareholders.

Further, any waivers or reimbursements made by AIG SunAmerica with respect to Value, International Equity, Disciplined Growth and International Small-Cap Funds are subject to recoupment from that Fund within the previous two years, provided that the Fund is able to effect such payment to AIG SunAmerica and remain in compliance with the foregoing expense limitations. The potential recoupments are accounted for as possible contingent liabilities that are not recordable on the balance sheet of a Fund until collection is probable, but appear as footnote disclosure to each Fund’s financial statements. At such time as it appears probable that a Fund is able to effect such recoupment and that AIG SunAmerica intends to seek such recoupments, the amount of the recoupment will be accrued as an expense of the Fund for that current period.

The following table sets forth the fee waivers and/or expense reimbursements made to the Funds by AIG SunAmerica for the fiscal years ended September 30, 2007, 2006 and 2005.

Expense (Reimbursements)/Recoupments

2007

Fund	Class A	Class B	Class C	Class I	Class Z
Blue Chip Growth Fund	—	—	—	$(12,173)	—
Growth Opportunities Fund	—	—	—	$(12,116)	—
New Century Fund	—	—	$(15,092)	—	—
Growth and Income Fund	—	—	—	$(11,726)	—
Balanced Assets Fund	—	—	—	$(12,353)	—
International Equity Fund	$31,232	$(8,561)	$174	$(3,344)	—
Value Fund	$(91,558)	$(49,989)	$(30,639)	$(10,196)	$(20,704)
Disciplined Growth Fund	$(76,239)	$(32,330)	$(80,022)	—	—
International Small-Cap Fund	$(122,407)	$(17,711)	$(30,865)	—	—

2006

Fund	Class A	Class B	Class C	Class I	Class X	Class Z
Blue Chip Growth Fund	—	—	—	$9,935	—	—
Growth Opportunities Fund	—	—	—	$10,784	—	—
New Century Fund	—	—	$8,459	—	—	—
Growth and Income Fund	—	—	—	$9,416	—	—
Balanced Assets Fund	—	—	—	$9,824	—	—
International Equity Fund	$(22,788)	$3,691	($2,799)	$(315)	—	—
Value Fund	$94,371	$49,175	$29,491	$7,717	$13,207	—
Disciplined Growth Fund	$50,565	$48,036	$56,581	—	—	—
International Small-Cap Fund	$107,906	$19,901	$27,986	—	—	—

2005

Fund	Class A	Class B	Class C	Class I	Class X	Class Z
Blue Chip Growth Fund	—	—	—	$9,807	—	—
Growth Opportunities Fund	—	—	—	$12,461	$231	—
New Century Fund	—	—	$14,024	—	—	—
Growth and Income Fund	—	—	—	$8,140	—	—
Balanced Assets Fund	—	—	—	$10,800	—	—
International Equity Fund	$33,455	$35,315	$23,001	$8,034	—	—
Value Fund	$96,158	$88,362	$29,567	$13,503	—	$13,568
Disciplined Growth Fund	$47,946	$61,709	$55,859	—	—	—

Subadviser. AIGGIC acts as subadviser to the International Equity Fund and International Small-Cap Fund pursuant to its Subadvisory Agreement. In its capacity as subadviser, AIGGIC performs its advisory operations independently of AIG SunAmerica and discharges its responsibilities subject to the policies of the Trustees and the oversight and supervision of AIG SunAmerica, which pays AIGGIC’s fees. AIGGIC is an indirect wholly owned subsidiary of AIG and an affiliate of AIG SunAmerica.

The annual rate of fees that AIG SunAmerica pays to AIGGIC is equal to 0.470% of the average daily net assets of the International Equity Fund. For the International Equity Fund for the fiscal years ended September 30, 2007, 2006 and 2005, AIG SunAmerica paid AIGGIC $576,408, $496,163, and $379,969, respectively.

The contractual annual rate of fees that AIG SunAmerica pays to AIGGIC for the International Small-Cap Fund is equal to 0.60% of the average daily net assets of the International Small-Cap Fund (the “Subadvisory Fee”). For the year ended September 30, 2007, AIGGIC has agreed to voluntarily waive 0.05% of the Subadvisory Fee it receives from AIG SunAmerica for the International Small-Cap Fund. Such waiver may be discontinued at anytime. As AIG SunAmerica, and not the Fund, pays the Subadvisory Fee, the fee waiver, or the discontinuation of the fee waiver, will not affect the Fund’s total expense ratio. For the International Small Cap Fund, for the fiscal years ended September 30, 2007, and 2006, AIG SunAmerica paid AIGGIC $175,425 and $52,972, respectively.

The Subadvisory Agreement will continue in effect for a period of two years from the date of its execution, unless terminated sooner. Thereafter, it may be renewed from year to year, so long as continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act. The Subadvisory Agreement provides that it will terminate in the event of an assignment (as defined in the 1940 Act) or upon termination of the Advisory Agreement. Under the terms of the Subadvisory Agreement, except for damages resulting directly from willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties (“disabling conduct”) on the part of AIGGIC (and its affiliates), AIGGIC shall not be subject to liability to the Trust or to any shareholder of the Trust for any act or omission in the course of, or connected with, rendering services hereunder, except to the extent specified in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services. Except for such disabling conduct, AIG SunAmerica shall indemnify AIGGIC (and its affiliates) from any liability arising from AIGGIC’s conduct under the Subadvisory Agreement.

Personal Securities Trading

The Trust, AIG SunAmerica and the Distributor have adopted a written Code of Ethics (the “AIG SunAmerica Code”) pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics restrict the personal investing by certain access persons of the Funds in securities that may be held or purchased by the Funds to ensure that such investments do not disadvantage the Funds. AIG SunAmerica reports to the Board of Trustees on a quarterly basis as to whether there were any violations of the AIG SunAmerica Code by Access Persons of the Trust or AIG SunAmerica during the quarter. The AIG SunAmerica Code is filed as exhibits to the Funds’ registration statement and instructions concerning how these documents can be obtained may be found on the back cover of the Funds’ Prospectus.

AIGGIC has adopted a written Code of Ethics, and has represented that the provisions of such Code of Ethics are substantially similar to those in the AIG SunAmerica Code. Further, AIGGIC reports to AIG SunAmerica on a quarterly basis as to whether there were any Code of Ethics violations by employees thereof who may be deemed Access Persons of the Trust insofar as such violations related to the Trust. In turn, AIG SunAmerica reports to the Board of Trustees as to whether there were any violations of the AIG SunAmerica Code by Access Persons (as defined in the AIG SunAmerica Code) of the Trust or AIG SunAmerica.

The Distributor

The Trust, on behalf of each class of each Fund, has entered into a distribution agreement (the “Distribution Agreement”) with AIG SunAmerica Capital Services, Inc. (“AIG SACS”), a registered broker-dealer and an indirect wholly owned subsidiary of AIG, to act as the principal underwriter in connection with the continuous offering of each class of shares of each Fund. The address of the Distributor is Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992. The Distribution Agreement provides that the Distributor has the exclusive right to distribute shares of the Funds through its registered representatives and authorized broker-dealers. The Distribution Agreement also provides that the Distributor will pay the promotional expenses, including the incremental cost of printing and distributing Prospectuses, annual reports and other periodic reports respecting each Fund, for distribution to persons who are not shareholders of such Fund and the costs of preparing and distributing any other supplemental sales literature. However, certain promotional expenses may be borne by the Funds (see “Distribution Plans” below).

AIG SACS serves as distributor of Class I shares and Class Z shares and incurs the expenses of distributing the Class I and Class Z shares under the Distribution Agreement, none of which expenses are reimbursed or paid by the Trust.

Continuance of the Distribution Agreement with respect to each Fund is subject to annual approval by vote of the Trustees, including a majority of the Trustees who are not “interested persons” of the Trust. The Trust and the Distributor each have the right to terminate the Distribution Agreement with respect to a Fund on 60 days’ written notice, without penalty. The Distribution Agreement will terminate automatically in the event of its assignment as defined in the 1940 Act and the rules thereunder.

The Distributor may, from time to time, pay additional commissions or promotional incentives to brokers, dealers or other financial services firms that sell shares of the Funds. In some instances, such additional commissions, fees or other incentives may be offered among the brokers affiliated with the Distributors which are: Royal Alliance Associates, Inc., AIG Financial Advisors, Inc., Financial Service Corporation, Advantage Capital Corporation, AIG Equity Sales Corp., AIG Financial Securities Corp, AIG International Securities, Inc., Pembrook Securities, Inc., American General Securities, Inc., American General Financial Advisors, Inc., The Variable Annuity Marketing Company, American General Distributors, Inc., American General Funds Distributors, Inc., AGF Investment Corp., Franklin Financial Services Corporation. Certain affiliates of the Distributor sell or are expected to sell during specified time periods certain minimum amounts of shares of the Funds, or of other funds underwritten by the Distributor. In addition, the terms and conditions of any given promotional incentive may differ from firm to firm. Such differences will, nevertheless, be fair and equitable, and based on such factors as size, geographic location, or other reasonable determinants, and will in no way affect the amount paid to any investor.

The Trust, on behalf of Class I shares, has entered into a services agreement (the “Class I Services Agreement”) with AIG SACS to provide additional shareholder services to Class I Shareholders. Pursuant to the Class I Services Agreement, as compensation for services rendered, AIG SACS receives a fee from the Trust of 0.25% of the average daily net assets of each Fund’s Class I shares.

Rule 12b-1 under the 1940 Act permits an investment company directly or indirectly to pay expenses associated with the distribution of its shares in accordance with a plan adopted by the investment company’s board of directors. Pursuant to such rule, the Funds have adopted Distribution Plans for Class A, Class B, and Class C shares (hereinafter referred to as the “Class A Plan,” the “Class B Plan,” and the “Class C Plan” and collectively as the “Distribution Plans”). There is no Distribution Plan in effect for Class I or Z shares.

The sales charge and distribution fees of a particular class will not be used to subsidize the sale of shares of any other class. Reference is made to “Shareholder Account Information” in the Prospectus for certain information with respect to the Distribution Plans.

Under the Class A Plan, the Distributor may receive payments from a Fund at an annual rate of 0.10% of average daily net assets of a Fund’s Class A shares to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. Under the Class B and Class C Plans, the Distributor receives payments from a Fund at the annual rate of 0.75% of the average daily net assets of such Fund’s Class B or Class C shares to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. The distribution costs for which the Distributor may be reimbursed out of such distribution fees include fees paid to broker-dealers that have sold Fund shares, commissions and other expenses such as sales literature, prospectus printing and distribution and compensation to wholesalers.

The Distribution Plans provide that each class of shares of each Fund may also pay the Distributor an account maintenance and service fee of up to 0.25% of the aggregate average daily net assets of such class of shares for payments to broker-dealers for providing continuing account maintenance. In this regard, some payments are used to compensate broker-dealers with trail commissions or account maintenance and service fees in an amount up to 0.25% per year of the assets maintained in a Fund by their customers.

It is possible that in any given year the amount paid to the Distributor under any of the Distribution Plans will exceed the Distributor’s distribution costs as described above.

The following table sets forth the distribution and account maintenance fees the Distributor received from the Funds under the Distribution Plans for the Class A, B and C shares and under the Class I Services Agreement for the Class I shares, for the fiscal years ended September 30, 2007, 2006 and 2005.

Distribution and Account Maintenance Fees and Class I Service Fees

Fund	2007
	Class A	Class B	Class C+	Class I
Growth Opportunities Fund	$138,628	$202,518	$95,115	$526
Blue Chip Growth Fund	$172,476	$160,897	$41,792	$1,595
New Century Fund	$300,107	$103,665	$43,049	—
Growth and Income Fund	$224,001	$235,381	$253,771	$790
Balanced Assets Fund	$438,898	$178,854	$147,081	$1,828
International Equity Fund	$240,633	$213,036	$240,872	$21,242
Value Fund	$442,382	$447,702	$326,155	$120
Disciplined Growth Fund	$78,614	$71,215	$269,047	—
International Small-Cap Fund	$94,610	$8,453	$40,188	—

+	Effective February 23, 2004, Class II shares were redesignated to Class C shares.

Distribution and Account Maintenance Fees

Fund	2006				2005
	Class A	Class B	Class C+	Class I	Class A	Class B	Class C+
Growth Opportunities Fund	$184,915	$199,229	$49,340	$2,270	$209,973	$255,019	$59,584
Blue Chip Growth FunFund	$143,383	$244,208	$107,179	$1,751	$165,734	$296,303	$133,440
New Century Fund	$285,950	$90,884	$19,027	—	$301,176	$110,599	$21,324
Growth and Income Fund	$220,091	$332,924	$307,803	$1,057	$239,847	$496,174	$417,704
Balanced Assets Fund	$465,827	$251,850	$169,140	$1,848	$536,766	$348,791	$210,568
International Equity Fund	$193,158	$210,973	$203,709	$22,276	$132,150	$207,269	$167,367
Value Fund	$427,512	$507,869	$371,048	$6,473	$409,114	$648,944	$377,836
Disciplined Growth Fund	$57,081	$131,427	$186,167	—	$43,985	$178,335	$167,380
International Small-Cap Fund	$29,757	$1,576	$9,717	—	—	—	—

+	Effective February 23, 2004, Class II shares were redesignated to Class C shares.

Continuance of the Distribution Plans with respect to each Fund is subject to annual approval by vote of the Trustees, including a majority of the disinterested Trustees. A Distribution Plan may not be amended to increase materially the amount authorized to be spent thereunder with respect to a class of shares of a Fund, without approval of the shareholders of the affected class of shares of the Fund. In addition, all material amendments to the Distribution Plans must be approved by the Trustees in the manner described above. A Distribution Plan may be terminated at any time with respect to a Fund without payment of any penalty by vote of a majority of the disinterested or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the affected class of shares of the Fund. So long as the Distribution Plans are in effect, the election and nomination of the Independent Trustees of the Trust shall be committed to the discretion of the disinterested Trustees. In the Trustees’ quarterly review of the Distribution Plans, they will consider the continued appropriateness of, and the level of, compensation provided in the Distribution Plans. In their consideration of the Distribution Plans with respect to a Fund, the Trustees must consider all factors they deem relevant, including information as to the benefits of the Fund and the shareholders of the relevant class of the Fund.

Servicing Agent

The Trust has entered into a service agreement (“Service Agreement”), under the terms of which AIG SunAmerica Fund Services, Inc. (“AIG SAFS”), an affiliate of AIG SunAmerica, acts as a servicing agent assisting State Street Bank and Trust Company (“State Street”) in connection with certain services offered to the shareholders of each of the Funds. Under the terms of the Service Agreement, AIG SAFS may receive reimbursement of its costs in providing such shareholder services. AIG SAFS is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992.

Pursuant to the Service Agreement, as compensation for services rendered, AIG SAFS receives a fee from each Fund, computed and payable monthly based upon an annual rate of 0.22% of average daily net assets of Class A, Class B, Class C and Class I shares. From this fee,

AIG SAFS pays a fee to State Street, and its affiliate, Boston Financial Data Services (“BFDS” and with State Street, the “Transfer Agent”). No portion of such fee is paid or reimbursed by Z shares. Class Z shares, however, will pay all direct transfer agency fees and out-of-pocket expenses. For further information regarding the Transfer Agent, see the section entitled “Additional Information” below.

The Service Agreement dated January 1, 1999, as amended from time to time, continues in effect from year to year provided that such continuance is approved annually by vote of a majority of the Trustees including a majority of the Disinterested Trustees.

PROXY VOTING POLICIES AND PROCEDURES

Proxy Voting Responsibility. The Trust has adopted policies and procedures for the voting of proxies relating to portfolio securities. The policies and procedures were drafted according to recommendations by a proxy voting committee composed of senior management of the Trust and the Trust’s investment adviser (i.e., representatives from the investment, legal and compliance departments). The policies and procedures enable the Trust to vote proxies in a manner consistent with the best interests of the Trust’s shareholders.

The Trust has retained a proxy voting service, Institutional Shareholder Services ("ISS"), to effect votes on behalf of the Trust according to the Trust’s policies and procedures, and to assist the Trust with certain responsibilities including record keeping of proxy votes.

Except as otherwise noted below regarding case-by-case voting matters and when conflicts of interest arises, neither AIG SunAmerica nor any subadviser has discretion concerning proxy voting decisions.

Company Management Recommendations. When determining whether to invest in the securities of a particular company, one of the key factors the portfolio manager considers is the quality and depth of the company’s management. In holding portfolio securities, the Trust is seeking to maximize the investment value for shareholders, but not necessarily exercise control over the issuers of portfolio securities or otherwise advance a particular social agenda. The Trust’s policies and procedures therefore provide that the Trust will generally vote in support of management recommendations on most corporate matters. When a Fund’s portfolio manager is dissatisfied with a company’s management, the Fund typically will sell the holding.

Case-By-Case Voting Matters. The policies and procedures identify certain voting matters that will be decided on a case-by-case basis. The Proxy Voting Committee has established proxy voting guidelines. In these circumstances, the Funds may request the guidance or a recommendation from the Proxy Voting Committee, the independent proxy voting agent, the portfolio manager or other appropriate personnel of AIG SunAmerica and/or the subadviser of a Fund. In these instances, such person(s) will recommend the vote that will maximize value for and is in the best interests of the Trust’s shareholders.

Examples of the Trust’s Positions on Voting Matters. Consistent with the approaches described above, the following are examples of the Trust’s voting positions on specific matters:

•	Vote with management recommendations on most corporate matters;

•	Vote on a case-by-case basis on proposals to increase or decrease authorized common stock;

•	Vote on a case-by-case basis on mutual fund matter shareholder proposals to terminate the investment adviser;

•	Vote against the authorization of preferred stock with unspecified voting, conversion, dividend distribution and other rights (“blank check” preferred stock);

•	Vote on a case-by-case basis regarding finance, merger and acquisition matters;

•	Abstain from voting on social responsibility or environmental matters, unless the Fund’s objective is directly related to the social or environmental matter in question;[7]

•	Not vote proxies for index funds/portfolios and passively managed funds/portfolios;[8]

•	Vote on a case-by-case basis on equity compensation plans.

Conflicts of Interest. Members of the proxy voting committee will resolve conflicts of interest presented by a proxy vote. In practice, application of the Trust’s proxy voting policies and independent third party will in most instances adequately address any possible conflicts of interest, as the policies and procedures were pre-determined by the Proxy Voting Committee, and votes are effected according to the policies and procedures or recommendations of the independent proxy voting agent. Also, the proxy committee consists of members who are not involved in marketing or other business units that may be likely to present conflicts.

However, if a situation arises where a vote presents a conflict between the interests of the Trust’s shareholders and the interests of AIG SunAmerica, the Trust’s principal underwriter, or one of AIG SunAmerica’s or the underwriter’s affiliates, and the conflict is known to the Proxy Voting Committee, the Committee will consult with a Trustee who is not an “interested person,” as that term is defined in the 1940 Act, time permitting, before casting the vote to ensure that the

[7]	In these circumstances, the Trust will consider the effect that the vote’s outcome may have on the issuing company and the value of its securities as part of the Fund’s overall investment evaluation of whether to retain or sell the company’s securities. The Trust will either retain or sell the securities according to the best interests of the Trust’s shareholders.
[8]	The Board of the Trustees has determined that the costs of voting proxies for index and passively managed funds will generally outweigh any benefits that may be achieved by voting such proxies because the outcome will not directly affect whether the Fund retains a particular security. That is, the Fund will retain or sell a particular security based on objective, rather than subjective, criteria. For example, in the case of an index fund, the Fund will make a determination to retain or sell a security based on whether the index retains or deletes the security.

Trust votes in the best interest of its shareholders. Any individual with a known conflict may be required by the proxy voting committee to recuse himself or herself from being involved in the proxy voting decision. Senior management, including the proxy voting committee, will evaluate the situation and ensure that the Trust selects the vote that is in the best interests of the Trust’s shareholders.

Proxy Voting Records. The independent Proxy Voting agent will be responsible for documenting its basis for any determination to vote in a non-uniform or contrary manner, as well as, for ensuring the maintenance of records for each proxy vote cast on behalf of the Trust. Pursuant to SEC requirements, beginning in August of 2004, on an annual basis the Trust makes available on its website its proxy voting record for the one-year period ending on June 30th. The proxy voting record will also be available on the SEC’s website at http://www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS POLICIES AND PROCEDURES

The Board of Trustees has adopted policies and procedures relating to disclosure of the Funds' securities. These policies and procedures govern when and by whom portfolio holdings information will be publicly disclosed or made available to nonaffiliated third parties. Unless a Fund’s portfolio holdings information have been publicly disclosed, it is the Funds’ policy that their portfolio holdings information will not be provided to a third party unless there is a legitimate business purpose for providing this information, subject to certain other conditions described below or as set forth in the Funds’ policy.

The Funds' complete portfolio holdings are publicly available via SEC filings made by the Funds on a fiscal quarterly basis. These shareholder reports and regulatory filings are filed with the SEC, as required by federal securities laws, and are generally available within sixty (60) days of the end of the Funds’ fiscal quarters.

In addition, the Funds’ top-ten holdings information will be made available on the Funds’ website on a monthly basis. The Funds’ top-ten holdings at the end of each month will be posted on the first business day following the 15th day of the following month.

Portfolio holdings information shall not be publicly disclosed until the information is at least 15 days old, unless otherwise approved by the Adviser’s Legal Department. The Funds and their affiliates are not authorized to receive compensation or other consideration for the non-public disclosure of a portfolio holdings information.

Before any non-public disclosure of information about a Fund’s holdings is permitted, an employee of the Adviser seeking to disclose such information must submit a written form to his or her department head requesting the release of non-public portfolio holdings information. The request must then be submitted to the Legal and/or Compliance departments of the Adviser. The Fund’s Chief Compliance Officer or the Adviser’s Legal Department may approve the request if it is determined that there is a legitimate business purpose for the disclosure of such information to the third party and it is determined that no material conflicts between the Fund’s shareholders and the Fund’s affiliates exist. To find that there is a legitimate business purpose, it must be determined that the selective disclosure of portfolio holdings information is necessary to the Fund’s operation or is in the Fund’s best interest. If the request is approved, the third party must execute a confidentiality agreement governing the third party’s duties with respect to the portfolio holdings information, which includes the duty to keep such information confidential, and to not use the information for purposes of trading in the shares of the Fund for any reason.

Non-public holdings information may be provided to the Funds’ service providers on an as-needed basis in connection with the services provided to the Funds by such service providers. Information may be provided to these parties without a time lag. Service providers that may be provided with information concerning the Funds’ holdings include the Adviser and its affiliates, legal counsel, independent registered public accounting firms, custodian, fund accounting agent, financial printers, proxy voting service providers and broker-dealers who are involved in executing portfolio transactions on behalf of the Funds. Portfolio holdings information may also be provided to the Funds’ Board. The entities to which the Funds’ provides portfolio holdings information either by explicit arrangement or by virtue of their respective duties to the Funds as required to maintain the confidentiality of the information provided.

At each quarterly meeting of the Board, the Adviser shall present the Board with a report disclosing the addition of any organization or individual that has been approved to receive non-public portfolio holdings of the Funds and the purpose for such disclosure.

Each of the below listed third parties have been informed of their duty of confidentiality and have been approved to receive information concerning the Funds' holdings:

1.	Subadviser. A Subadviser is continuously provided with the entire portfolio holdings for each Fund that it subadvises on a daily basis. In the case of a multi-managed Portfolio, the subadviser has access only to that portion of the Portfolio’s holdings that it subadvises.

2.	Ernst & Young LLP (“E&Y”). E&Y is provided with entire portfolio holdings information during periods in which it performs its audits or reviews of the Funds’ financial statements. E&Y does not disclose to third parties information regarding the Funds’ holdings.

3.	State Street. State Street, as custodian to the Funds, has daily access to the entire holdings of each Fund. State Street does not disclose or release information regarding the Funds’ holdings except as instructed by the Fund.

4.	Lipper, Inc. (“Lipper”). The Performance Measurement Group discloses the entire portfolio holdings information for each Fund on a monthly basis, this information is disclosed approximately fifteen (15) days after the month end. Lipper analyzes the information to produce various statistical measures and general portfolio information (including equity investment style, asset category percentages, credit analysis, top 10 and top 25 holdings, sector weighting, etc.) and uses the information to determine each Fund’s asset class and category in order to place each Fund in the appropriate peer group. Lipper does not disclose the entire portfolio holdings of each Fund, but does disclose the information listed above. This information is made available to Lipper subscribers approximately sixty (60) days after the receipt of information from the Fund.

5.	Morningstar, Inc. (“Morningstar”). Morningstar is a subscription-based service, though certain information regarding stocks and retail mutual funds may be accessed through its web site at no charge. Information regarding the Funds are available only with a subscription. State Street forwards entire portfolio holdings information to Morningstar on a monthly basis, approximately thirty (30) days after each month end. Morningstar analyzes the information to produce various reports that contain statistical measures and other portfolio information (including equity style, asset category percentages, credit analysis, top 10 and top 25 holdings, sector weighting, etc.). Through Morningstar’s DataLab product, entire portfolio holdings information is available to subscribers approximately one week after Morningstar’s receipt of the information. Other Morningstar subscription-based products provide statistical measures and portfolio information generally between fifteen (15) to thirty (30) days after its receipt of such information.

6.	Standard & Poors. The Performance Measurement Group discloses the entire portfolio holdings information for each Fund on a quarterly basis, approximately thirty (30) days after the month end. Standard & Poors analyzes the information to produce various statistical measures and general portfolio information (including equity investment style, asset category percentages, credit analysis, top 10 and top 25 holdings, sector weighting, etc.) and uses the information to determine each Fund’s asset class and category in order to place each Fund in the appropriate peer group. Standard & Poors does not disclose the entire portfolio holdings of each Fund, but does disclose the information listed above. This information is made available to standard & Poors subscribers approximately sixty (60) days after the receipt of information from the Fund.

7.	Bloomberg LLP (“Bloomberg”). The Performance Measurement Group discloses the entire portfolio holdings information for each Fund on a quarterly basis, approximately thirty (30) days after the month end. This information is made available to subscribers of Bloomberg’s various databases within one (1) to fourteen (14) days of its receipt.

8.	Thompson Financial. The Performance Measurement Group discloses the entire portfolio holdings information for each Fund on a monthly basis, approximately thirty (30) days after the month end. This information is made available to subscribers of Thompson Financial’s various databases within a couple days of its receipt.

9.	Financial Printers. Fund Accounting provides various financial printers with portfolio holdings information between thirty (30) and sixty (60) days after each portfolio’s fiscal quarter. Financial printers assist the Funds with the filing of their annual and semi-annual shareholder reports and quarterly regulatory filings with the SEC and the printing of shareholder reports for distribution to participants. Financial printers do not disclose the information publicly other than to file the document on the SEC’s EDGAR database.

10.	Investment Company Institute (“ICI”). Fund Accounting provides the ICI with certain holdings information (top 10 holdings, sector weighting and asset categories) regarding the Funds on a quarterly basis, approximately fifteen (15) days after the quarter end. The ICI uses this information for survey purposes and does not disclose a particular Fund’s holding information publicly.

11.	Plexus Group (“Plexus”). State Street provides purchase and sale information with respect to each Fund’s equity securities on a quarterly basis approximately fifteen (15) days after the quarter end. Plexus analyzes the information to produce reports containing brokerage execution statistics and comparisons. These reports are provided to the Fund and does not disclose publicly the information they receive or the reports they prepare. AIG SunAmerica’s contract with Plexus includes a confidentiality clause

12.	Manhattan Creative Partners (d/b/a “Diligent”). Marketing provides Diligent with entire portfolio holdings on a monthly basis approximately seven (7) days as of the month end. Diligent services the website of the retail funds advised by AIG SunAmerica. Diligent also hosts the Board’s online meeting materials.

13.	Marketing Firms. Our Marketing Group provides portfolio holding information to various marketing firms, including PeachTree Enterprises, Primelook, Inc., Royal Impressions, Wilmedia, Hartshorn Communications, JDP Marketing Services, and Molly Hart, with portfolio holding information. Depending on the Funds and the marketing firm, the Marketing Group provides information on a monthly, quarterly, or on an as needed basis, generally within seven (7) days of the period end. Generally, these marketing firms are responsible for the design and/or printing of sales literature on behalf of the Funds or assist in the preparation of the MD&A section and shareholder letters to the annual and semi-annual reports. They do not publicly disclose the Funds’ portfolio holdings information and are subject to confidentiality provisions in our agreements with them.

14.	The Vanguard Group, Inc. (“Vanguard”). Vanguard is the administrator of AIG SunAmerica’s 401K Plan. The Value Fund is offered in this plan. Fund Accounting provides Vanguard with top ten (10) holdings of the Fund on a monthly basis approximately 15 days after month end and Fund Administration provides information such as asset allocation of the Fund. The information is used for Fund Fact Sheets distributed to participants of the Plan. Currently, Fund Administration is in the process of transferring to Vanguard from CNA the Deferred Compensation Plan for the participating wholesalers of AIG SunAmerica. AIG SunAmerica’s agreement with Vanguard includes confidentiality disclosure.

15.	Institutional Shareholder Services (“ISS”). ISS downloads portfolio information as needed (i.e. custodian identification number, security identification number, share position and description of the security) through State Street Insight System. This information is used for the purposes of voting proxies and filing claims for participation in various securities litigation on behalf of the Funds and is not publicly disclosed. AIG SunAmerica’s contract with ISS includes confidentiality disclosure.

PORTFOLIO TRANSACTIONS AND BROKERAGE

As discussed in the Prospectus, the Adviser is responsible for decisions to buy and sell securities for each Fund, selection of broker-dealers and negotiation of commission rates. Purchases and sales of securities on a securities exchange are effected through broker-dealers who charge a negotiated commission for their services. Orders may be directed to any broker-dealer including, to the extent and in the manner permitted by applicable law, an affiliated brokerage subsidiary of the Adviser.

Also, subject to best price and execution and consistent with applicable securities laws and regulations, the Trustees may instruct an Adviser to direct brokerage to certain broker-dealers under an agreement whereby these broker-dealers would pay designated Fund expenses. Currently the Funds have such an agreement with Lynch, Jones & Ryan and State Street Brokerage; however a Fund may enter in agreements with other broker-dealers as well. It is possible that broker-dealers participating in this program in the future might be affiliated with an Adviser, subject to applicable legal requirements. The brokerage of one Fund will not be used to help pay the expenses of any other AIG SunAmerica Mutual Fund. AIG SunAmerica will continue to waive its fees or reimburse expenses for any Fund for which it has agreed to do so. All expenses paid through the directed brokerage arrangements will be over and above such waivers and/or reimbursements, so that AIG SunAmerica will not receive any direct or indirect economic benefit from the directed brokerage arrangements.

In the over-the-counter market, securities are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission (although the price of the security usually includes a profit to the dealer). In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

The Adviser’s primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. The Adviser may, however, select broker-dealers that provide it with research services — analyses and reports concerning issuers, industries, securities, economic factors and trends — and may cause a Fund to pay such broker-dealers commissions which exceed those that other broker-dealers may have charged, if in their view the commissions are reasonable in relation to the value of the brokerage and/or research services provided by the broker-dealer. Certain research services furnished by brokers may be useful to the Adviser with respect to clients other than the Trust and may not be used in connection with the Trust. No specific value can be determined for research services furnished without cost to the Adviser by a broker. The Adviser is of the opinion that because the material must be analyzed and reviewed by its staff, its receipt does not tend to reduce expenses, but may be beneficial in supplementing the Adviser’s research and analysis. Therefore, it may tend to benefit the Funds by improving the quality of the Adviser’s investment advice. The investment advisory fees paid by the Funds are not reduced because the Adviser receives such services. When making purchases of underwritten issues with fixed underwriting fees, the Adviser may designate the use of broker-dealers who have agreed to provide the Adviser with certain statistical, research and other information.

On behalf of the Funds, the Adviser has entered into directed brokerage agreements. A directed brokerage agreement includes those arrangements under which products or services (other than execution of securities transactions), expenses reimbursements, or commissions are recaptured for a client from or through a broker dealer, in exchange for directing the client’s brokerage transactions to that broker-dealer. The Board of Trustees has determined that a directed brokerage arrangement with Lynch Jones and Ryan and/or any other comparable broker-dealer in the best interest of each Fund and its shareholders and, therefore has conveyed the information to Subadvisers. A Fund may participate in directed brokerage agreements, provided the portfolio manager can still obtain the best price and execution for trades. Directed brokerage arrangements are generally subject to a maximum of 30% of a Fund’s eligible commissions. Thus, a Fund may benefit from the products or services or recapture commissions obtained through the directed brokerage transactions. With directed brokerage the credits may be converted to hard dollars and could then be used to offset the Fund’s custody expenses or to pay other Fund expenses (excluding expenses payable to affiliates). By entering into a brokerage/service arrangement, a Fund can reduce expenses reported to shareholders in its statement of operations, fee table and expense ratio and can increate its reported yield.

The Adviser may effect portfolio transactions through an affiliated broker-dealer, acting as an agent and not as principal, in accordance with Rule 17e-1 under the 1940 Act and other applicable securities laws.

Although the objectives of other accounts or investment companies that the Adviser manages may differ from those of the Funds, it is possible that, at times, identical securities will be acceptable for purchase by one or more of the Funds and one or more other accounts or investment companies that the Adviser manages. However, the position of each account or company in the securities of the same issue may vary with the length of the time that each account or company may choose to hold its investment in those securities. The timing and amount of purchase by each account and company will also be determined by its cash position. If the purchase or sale of a security is consistent with the investment policies of one or more of the Funds and one or more of these other accounts or companies is considered at or about the same time, transactions in such securities will be allocated in a manner deemed equitable by the Adviser. The Adviser may combine such transactions, in accordance with applicable laws and regulations, where the size of the transaction would enable it to negotiate a better price or reduced commission. However, simultaneous transactions could adversely affect the ability of a Fund to obtain or dispose of the full amount of a security that it seeks to purchase or sell, or the price at which such security can be purchased or sold.

The following tables set forth the brokerage commissions paid by the Funds and the amounts of the brokerage commissions paid to affiliated broker-dealers by the Funds for the fiscal years ended September 30, 2007, 2006 and 2005.

2007 Brokerage Commissions

	Aggregate Brokerage Commissions	Amount paid to Affiliated Broker-Dealers	Percentage paid to Affiliated Broker-Dealers	Percentage of Amount of Transactions Involving Payment of Commissions to Affiliated Broker- Dealers
Blue Chip Growth Fund	$123,969	—	—	—
Growth Opportunities Fund	$873,976	—	—	—
New Century Fund	$817,763	—	—	—
Growth and Income Fund	$454,695	—	—	—
Balanced Assets Fund	$261,771	—	—	—
International Equity Fund	$561,667	—	—	—
Value Fund	$749,762	—	—	—
Disciplined Growth Fund	$767,849	—	—	—
International Small-Cap Fund	$100,967	—	—	—

2006 Brokerage Commissions

	Aggregate Brokerage Commissions	Amount paid to Affiliated Broker-Dealers	Percentage paid to Affiliated Broker-Dealers	Percentage of Amount of Transactions Involving Payment of Commissions to Affiliated Broker- Dealers
Blue Chip Growth Fund	$278,575	—	—	—
Growth Opportunities Fund	$838,849	—	—	—
New Century Fund	$612,839	—	—	—
Growth and Income Fund	$507,248	—	—	—
Balanced Assets Fund	$386,814	—	—	—
International Equity Fund	$539,872	—	—	—
Value Fund	$793,908	—	—	—
Disciplined Growth Fund	$1,008,196	—	—	—
International Small-Cap Fund	$20,477	—	—	—

2005 Brokerage Commissions

	Aggregate Brokerage Commissions	Amount paid to Affiliated Broker-Dealers	Percentage paid to Affiliated Broker-Dealers	Percentage of Amount of Transactions Involving Payment of Commissions to Affiliated Broker- Dealers
Blue Chip Growth Fund	$325,492	$23,192	14.03%	0.03%
Growth Opportunities Fund	$404,275	$26,075	0.06%	0.02%
New Century Fund	$255,307	$14,180	0.06%	0.01%
Growth and Income Fund	$374,988	$7,585	0.02%	0.02%
Balanced Assets Fund	$467,372	$29,127	0.06%	0.08%
International Equity Fund	$27,007	$33,857	0.08%	—
Value Fund	$240,209	$23,195	0.05%	—
Disciplined Growth Fund	$490,664	—	—	—

ADDITIONAL INFORMATION REGARDING PURCHASE OF SHARES

Information regarding the purchase of shares is located in the Shareholder Account Information section of the Funds’ Prospectus and is hereby incorporated by reference.

Upon making an investment in shares of a Fund, an open account will be established under which shares of such Fund and additional shares acquired through reinvestment of dividends and distributions will be held for each shareholder’s account by the Transfer Agent. Shareholders will not be issued certificates for their shares unless they specifically so request in writing, but no certificate is issued for fractional shares. Shareholders receive regular statements from the Transfer Agent that report each transaction affecting their accounts. Further information may be obtained by calling Shareholder/Dealer Services at (800) 858-8850.

Shareholders who have met the Funds’ minimum initial investment may elect to have periodic purchases made through a dollar cost averaging program. Dollar cost averaging does not assure a profit or protect against loss in a declining market. Since this strategy involves continuous investments, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels. At the shareholder’s election, such purchases may be made from such shareholder’s bank checking or savings account on a monthly, quarterly, semi-annual or annual basis.

Shares of each of the Funds are sold at the respective net asset value next determined after receipt of a purchase order, plus a sales charge, which, at the election of the investor, may be imposed: (i) at the time of purchase (Class A shares); or (ii) on a deferred basis (Class B, Class C and certain Class A shares). Class II shares, now designated as Class C shares, had elements of a sales charge that was imposed at the time of purchase and that is deferred prior to their redesignation. Class I and Class Z shares are not subject to any sales charges.

The following tables set forth the front-end sales concessions with respect to Class A shares of each Fund, the amount of the front-end sales concessions reallowed to affiliated broker-dealers, and the contingent deferred sales charges with respect to Class B and Class C shares of each Fund, received by the Distributor for the fiscal years ended September 30, 2007, 2006 and 2005.

2007

Fund	Front-End Sales Concessions- Class A Shares	Front-End Sales Concessions- Class C Shares	Amount Reallowed to Affiliated Broker- Dealers	Contingent Deferred Sales Charge- Class A Shares	Contingent Deferred Sales Charge- Class B Shares	Contingent Deferred Sales Charge- Class C Shares
Blue Chip Growth Fund	$27,512	—	$11,566	$9	$21,445	$350
Growth Opportunities Fund	$36,133	—	$17,002	—	$22,272	$503
New Century Fund	$51,483	—	$23,818	$601	$20,740	$373
Growth and Income Fund	$65,369	—	$30,078	$31	$30,323	$987
Balanced Assets Fund	$150,159	—	$89,910	$576	$28,689	$15,417
International Equity Fund	$99,776	—	$26,765	$204	$24,229	$1,878
Value Fund	$127,716	—	$44,950	$404	$59,657	$1,550
Disciplined Growth Fund††	$56,059	—	$27,259	$60	$6,646	$11,314
International Small Cap Fund	$69,677	—	$21,444	—	$429	$439

2006

Fund	Front-End Sales Concessions- Class A Shares	Front-End Sales Concessions- Class C Shares	Amount Reallowed to Affiliated Broker- Dealers	Contingent Deferred Sales Charge- Class A Shares	Contingent Deferred Sales Charge- Class B Shares	Contingent Deferred Sales Charge- Class C Shares
Blue Chip Growth Fund	$43,398	—	$18,678	$210	$38,709	$161
Growth Opportunities Fund	$55,794	—	$22,824	$44	$53,182	$1,086
New Century Fund	$49,583	—	$25,056	$32	$16,233	$50
Growth and Income Fund	$64,464	—	$29,148	$8,555	$74,210	$767
Balanced Assets Fund	$199,779	—	$123,555	—	$69,965	$1,134
International Equity Fund	$121,110	—	$26,541	$341	$26,648	$1,420
Value Fund	$128,447	—	$41,126	$1,129	$84,463	$7,683
Disciplined Growth Fund††	$148,955	—	$15,626	$4,863	$20,778	$3,613
International Small Cap Fund	$40,661	—	$12,304	—	$68	—

2005

Fund	Front-End Sales Concession- Class A Shares	Front-End Sales Concessions- Class C Shares*	Amount Reallowed to Affiliated Broker- Dealers Class A	Contingent Deferred Sales Charge- Class A Shares	Contingent Deferred Sales Charge- Class B Shares	Contingent Deferred Sales Charge- Class C Shares*
Blue Chip Growth Fund	$42,721	—	$20,157	—	$60,843	$1,422
Growth Opportunities Fund	$56,715	—	$29,184	—	$104,379	$1,134
New Century Fund	$58,009	—	$31,362	—	$17,865	$115
Growth and Income Fund	$88,605	—	$40,627	—	$135,078	$2,425
Balanced Assets Fund	$257,649	—	$158,152	$152	$77,958	$3,544
International Equity Fund	$42,293	—	$18,272	$522	$46,708	$1,725
Value Fund	$352,702	—	$106,742	$560	$95,469	$6,249
Disciplined Growth Fund	$15,064	—	$7,460	$3,396	$58,264	$872

Contingent Deferred Sales Charges (“CDSCs”) Applicable to Class B Shares

Class B shares of the Funds issued to shareholders prior to December 6, 2000 are subject to the CDSC schedule that applied to redemptions of shares of the Fund at that time. Upon a redemption of these shares, the shareholder will receive credit for the period prior to December 6, 2000 during which the shares were held. The following table sets forth the rates of the CDSC applicable to these shares:

Years after purchase	CDSC on shares being sold
1st or 2nd year	4.00%
3rd or 4th year	3.00%
5th year	2.00%
6th year	1.00%
7th year and thereafter	None

Class B shares of the fund issued to shareholders on or after December 6, 2000 until December 31, 2001 are subject to the CDSC schedule that applied to redemptions of shares of the Fund at the time. Upon a redemption of these shares, the shareholder will receive credit for the period to January 2, 2002 during which the shares were held. The following table set forth the rates of the CDSC application to these shares:

Years after purchase	CDSC on shares being sold
1st	5.00%
2nd	4.00%
3rd & 4th year	3.00%
5th year	2.00%
6th year and thereafter	1.00%
7th year and thereafter	None

Any Class B shares purchased on or after January 2, 2002 (other than through the reinvestment of dividends and distributions, which are not subject to the CDSC) will be subject to the CDSC schedule reflected in the current Prospectus.

CDSCs Applicable to Shareholders who Acquired Shares of a Fund through a Reorganization

For Class B and Class C shares of a Fund issued to shareholders in connection with the reorganization of a North American Fund into a Fund, the CDSC schedule applicable at the time the shareholder originally purchased the shares will continue to apply (even if the shareholder exchanges such shares for another fund distributed by AIG SACS). Upon a redemption of these shares, the shareholder will receive credit for the period prior to the reorganization during which the shares were held. The following table sets forth the rates of the CDSC applicable to these shares:

CLASS B

Years after purchase	CDSC on shares being sold
Up to 2 years	5.00%
2 years or more but less than 3 years	4.00%
3 years or more but less than 4 years	3.00%
4 years or more but less than 5 years	2.00%
5 years or more but less than 6 years	1.00%
6 or more years	None

CLASS C

Years after purchase	CDSC on shares being sold
Up to 1 year	1.00%
1 year or more	None

Waiver of CDSCs. As discussed under “Shareholder Account Information” in the Prospectus, CDSCs may be waived on redemptions of Class B and Class C shares under certain circumstances. The conditions set forth below are applicable with respect to the following situations with the proper documentation:

Death. CDSCs may be waived on redemptions within one year following the death (i) of the sole shareholder on an individual account, or (ii) of a joint tenant where the surviving joint tenant is the deceased’s spouse. If, upon the occurrence of one of the foregoing, the account is transferred to an account registered in the name of the deceased’s estate, the CDSC will be waived on any redemption from the estate account occurring within one year of the death. If Class B shares are not redeemed within one year of the death, they will remain Class B shares and be subject to the applicable CDSC, when redeemed.

Disability. CDSCs may be waived on redemptions occurring within one year after the sole shareholder on an individual account or a joint tenant on a spousal joint tenant account becomes disabled (as defined in Section 72(m)(7) of the Code). To be eligible for such waiver, (i) the disability must arise after the purchase of shares and (ii) the disabled shareholder must have been under age 65 at the time of the initial determination of disability. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

Distributions. CDSCs may be waived on taxable distributions or loans to participants of qualified retirement plans or retirement accounts (not including rollovers) for which AIG SASF serves as a fiduciary and in which the plan participant or account holder has attained the age of 59 1/2 at the time the redemption is made.

Systematic Withdrawal Plan. CDSCs may be waived when routine bill payment or periodic withdrawals are made from an investor’s account up to a maximum amount of 12% per year based on the value of the account at the time the Plan is established. All dividends and capital gains distributions must be reinvested.

Purchases Through the Distributor

An investor may purchase shares of a Fund through dealers which have entered into selected dealer agreements with the Distributor. An investor’s dealer who has entered into a distribution arrangement with the Distributor is expected to forward purchase orders and payment promptly to the Fund. Orders received by the Distributor before the close of business will be executed at the offering price determined at the close of regular trading on the New York Stock Exchange (“NYSE”) that day. Orders received by the Distributor after the close of business will be executed at the offering price determined at the close of the NYSE on the next trading day. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the fifth business day following the investment. A Fund will not be responsible for delays caused by dealers.

Purchase by Check

Checks should be made payable to the specific Fund or payable to SunAmerica Mutual Funds. A personal check for an investor should be drawn from the investor’s bank account. In general, starter checks, cash equivalents, stale-dated or post-dated checks will not be accepted. In the case of a new account, purchase orders by check must be submitted directly by mail to AIG SunAmerica Fund Services, Inc., c/o BFDS, P.O. Box 219186, Kansas City, Missouri 64121-9373, together with payment for the purchase price of such shares and a completed New Account Application. Payment for subsequent purchases should be mailed to AIG SunAmerica Fund Services, Inc., c/o BFDS, P.O. Box 219373, Kansas City, Missouri 64121-9373 and the shareholder’s account number should appear on the check. Certified checks are not necessary but checks are accepted subject to collection at full face value in United States funds and must be drawn on a bank located in the U.S. Upon receipt of the completed New Account Application and payment check, the Transfer Agent will purchase full and fractional shares of a Fund at the net asset value next computed after the check is received. There are restrictions on the redemption of shares purchased by check for which funds are being collected. (See “Shareholder Account Information” in the Prospectus.)

Purchase by Federal Funds Wire

An investor may make purchases by having his or her bank wire federal funds to the Trust’s Transfer Agent. Federal funds purchase orders will be accepted only on a day on which the Trust and the Transfer Agent are open for business. Orders for purchase of shares received by wire transfer in the form of federal funds will be effected at the next-determined net asset value if received at or prior to a Fund’s close of business, plus any applicable sales charge. In order to insure prompt receipt of a Federal funds wire, it is important that these steps be followed:

•

You must have an existing AIG SunAmerica Mutual Fund Account before wiring funds. To establish an account, complete the New Account Application and send it via facsimile to AIG SAFS at: (201) 324-6496.

•	Call AIG SAFS’ Shareholder Services, toll free at (800) 858-8850, to obtain your new account number.

•

Instruct the bank to wire the specified amount to the Transfer Agent: State Street Bank and Trust Company, Boston, MA, ABA# 0II0-00028; DDA# 99029712, SunAmerica [name of Fund, Class] (include shareholder name and account number).

Waiver of Sales Charges with Respect to Certain Purchases of Class A Shares

To the extent that sales are made for personal investment purposes, the sales charge is waived as to Class A shares purchased by current or retired officers, directors, and other full-time employees of the Adviser and its affiliates, as well as members of the selling group and family members of the foregoing. In addition, the sales charge is waived with respect to shares purchased by employer-sponsored retirement plans, whether or not subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), that offer the Funds as an investment vehicle, where the trustee, fiduciary or administrator has entered into an agreement with the Distributor, a Fund or its agents with respect to such purchases, and where the trustee, fiduciary or administrator performs participant recordkeeping or other administrative services. Further, the sales charge is waived with respect to shares purchased by “wrap accounts” for the benefit of clients of broker-dealers, financial institutions, financial planners or registered investment advisers adhering to the following standards established by the Distributor: (i) the broker-dealer, financial institution or financial planner charges its client(s) an advisory fee based on the assets under management on an annual basis, and (ii) such broker-dealer, financial institution or financial planner does not advertise that shares of the Funds may be purchased by clients at net asset value. Shares purchased under this waiver may not be resold except to the Fund. Shares are offered at net asset value to the foregoing persons because of anticipated economies in sales effort and sales related expenses. Reductions in sales charges apply to purchases of shares by a “single person” including an individual; members of a family unit comprising husband, wife and minor children; or a trustee or other fiduciary purchasing for a single fiduciary account. Complete details concerning how an investor may purchase shares at reduced sales charges may be obtained by contacting the Distributor.

Reduced Sales Charges (Class A Shares only)

As discussed under “Shareholder Account Information” in the Prospectus, investors in Class A shares of a Fund may be entitled to reduced sales charges pursuant to the following special purchase plans made available by the Trust.

Combined Purchase Privilege

In order to take advantage of reductions in sales charges that may be available to you when you purchase Fund shares, you must inform the Distributor or Transfer Agent if you have entered into a letter of intent or right of accumulation and if there are other accounts in which there are holdings eligible to be aggregated with your purchase. To receive a reduced front-end sales charge, you or your Financial Intermediary must inform a Fund at the time of your purchase of Fund shares, that you believe you qualify for a discount. If you purchased shares through a Financial Intermediary, you may need to provide certain records, such as account statements for accounts held by family members or accounts you hold at another broker-dealer of financial intermediary, in order to verify your eligibility for reduced sales charges.

Rights of Accumulation

A purchaser of Fund shares may qualify for a reduced sales charge by combining a current purchase (or combined purchases as described above) with shares previously purchased and still owned; provided the cumulative value of such shares (valued at cost or current net asset value, whichever is higher), amounts to $50,000 or more. In determining the shares previously purchased, the calculation will include, in addition to other Class A shares of the particular Fund that were previously purchased, shares of the other classes of the same Fund, as well as shares of any class of any other Fund or of any of the other Funds advised by the Adviser, as long as such shares were sold with a sales charge or acquired in exchange for shares purchased with such a sales charge.

The shareholder’s dealer, if any, or the shareholder, must notify the Distributor at the time an order is placed of the applicability of the reduced charge under the Right of Accumulation. Such notification must be in writing by the dealer or shareholder when such an order is placed by mail. The reduced sales charge will not be granted if: (a) such information is not furnished at the time of the order; or (b) a review of the Distributor’s or the Transfer Agent’s records fails to confirm the investor’s represented holdings.

Letter of Intent

A reduction of sales charges is also available to an investor who, pursuant to a written Letter of Intent set forth in the New Account Application in the Prospectus, establishes a total investment goal in Class A shares of one or more Funds or of other Funds advised by the Adviser which impose a sales charge at the time of purchase to be achieved through any number of investments over a thirteen-month period, of $50,000 or more. Each investment in such Funds made during the period will be subject to a reduced sales charge applicable to the goal amount. The initial purchase must be at least 5% of the stated investment goal and shares totaling 5% of the dollar amount of the Letter of Intent will be held in escrow by the Transfer Agent, in the name of the investor.

The Letter of Intent does not obligate the investor to purchase, nor the Trust to sell, the indicated amounts of the investment goal. In the event the investment goal is not achieved within the thirteen-month period, the investor is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor is authorized by the Letter of Intent to liquidate a sufficient number of escrowed shares to obtain such difference. If the goal is exceeded and purchases pass the next sales charge break-point, the sales charge on the entire amount of the purchase that results in passing that break-point, and on subsequent purchases, will be subject to a further reduced sales charge in the same manner as set forth above under "Rights of Accumulation," but there will be no retroactive reduction of sales charges on previous purchases. At any time while a Letter of Intent is in effect, a shareholder may, by written notice to the Distributor, increase the amount of the stated goal. In that event, shares of the applicable Funds purchased after the date that the original Letter of Intent went into effect and during the previous 90-day period and still owned by the shareholder will be included in determining the applicable sales charge. The 5% escrow and the minimum purchase requirement will be applicable to the new stated goal. Investors electing to purchase shares of one or more of the Funds pursuant to this purchase plan should carefully read such Letter of Intent. Investors electing to purchase shares of one or more of the Funds pursuant to this purchase plan should carefully read such Letter of Intent.

Reduced Sales Charge for Group Purchases

Members of qualified groups may purchase Class A shares of the Funds under the combined purchase privilege as described above.

To receive a rate based on combined purchases, group members must purchase Class A shares of a Fund through a single investment dealer designated by the group. The designated dealer must transmit each member’s initial purchase to the Distributor, together with payment and completed New Account Application. After the initial purchase, a member may send funds for the purchase of Class A shares directly to the Transfer Agent. Purchases of a Fund’s shares are made at the public offering price based on the net asset value next determined after the Distributor or the Transfer Agent receives payment for the Class A shares. The minimum investment requirements described above apply to purchases by any group member.

Qualified groups include the employees of a corporation or a sole proprietorship, members and employees of a partnership or association, or other organized groups of persons (the members of which may include other qualified groups) provided that: (i) the group has at least 25 members of which at least ten members participate in the initial purchase; (ii) the group has been in existence for at least six months; (iii) the group has some purpose in addition to the purchase of investment company shares at a reduced sales charge; (iv) the group’s sole organizational nexus or connection is not that the members are credit card customers of a bank or broker-dealer, clients of an investment adviser or security holders of a company; (v) the group agrees to provide to its designated investment dealer access at least annually to the group’s membership by means of written communication or direct presentation to the membership at a meeting; (vi) the group or its investment dealer will provide annual certification, in form satisfactory to the Transfer Agent, that the group then has at least 25 members and that at least ten members participated in group purchases during the immediately preceding 12 calendar months; and (vii) the group or its investment dealer will provide periodic certification, in form satisfactory to the Transfer Agent, as to the eligibility of the purchasing members of the group.

Members of a qualified group include: (i) any group that meets the requirements stated above and which is a constituent member of a qualified group; (ii) any individual purchasing for his or her own account who is carried on the records of the group or on the records of any constituent member of the group as being a good standing employee, partner, member or person of like status of the group or constituent member; or (iii) any fiduciary purchasing shares for the account of a member of a qualified group or a member’s beneficiary. For example, a qualified group could consist of a trade association, which would have as its members individuals, sole proprietors, partnerships and corporations. The members of the group would then consist of the individuals, the sole proprietors and their employees, the members of the partnership and their employees, and the corporations and their employees, as well as the trustees of employee benefit trusts acquiring a Fund’s shares for the benefit of any of the foregoing.

Interested groups should contact their investment dealer or the Distributor. The Trust reserves the right to revise the terms of or to suspend or discontinue group sales with respect to shares of the Funds at any time.

ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES

Reference is made to “Shareholder Account Information” in the Prospectus for certain information as to the redemption of Fund shares.

If the Trustees determine that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment wholly or partly in cash, the Trust, having filed with the SEC a notification of election pursuant to Rule 18f-1 on behalf of each of the Funds, may pay the redemption price in whole or in part, by a distribution in kind of securities from a Fund in lieu of cash. In conformity with applicable rules of the SEC, the Funds are committed to pay in cash all requests for redemption, by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of:: (i) $250,000; or (ii) 1% of the net asset value of the applicable Fund at the beginning of such period. If shares are redeemed in kind, the redeeming shareholder would incur brokerage costs in converting the assets into cash. The method of valuing Fund securities is described below in the section entitled "Determination of Net Asset Value," and such valuation will be made as of the same time the redemption price is determined.

The Distributor is authorized, as agent for the Funds, to offer to repurchase shares that are presented by telephone to the Distributor by investment dealers. Orders received by dealers must be at least $500. The repurchase price is the net asset value per share of the applicable class of shares of a Fund next-determined after the repurchase order is received, less any applicable CDSC. Repurchase orders received by the Distributor after the Fund’s close of business will be priced based on the next business day’s close. Dealers may charge for their services in connection with the repurchase, but neither the Funds nor the Distributor imposes any such charge. The offer to repurchase may be suspended at any time.

EXCHANGE PRIVILEGE

Shareholders in the Funds may exchange their shares for the same class of shares of any other Fund or other funds distributed by the Distributor except SunAmerica Senior Floating Rate Fund, Inc.(where shareholders may only exchange Class A shares and Class C shares). Before making an exchange, a shareholder should obtain and review the prospectus of the fund whose shares are being acquired. All exchanges are subject to applicable minimum initial or subsequent investment requirements. Notwithstanding the foregoing, shareholders may elect to make periodic exchanges on a monthly, quarterly, semi-annual and annual basis through the Systematic Exchange Program. Through this program, the minimum exchange amount is $25 and there is no fee for exchanges made. All exchanges can be effected only if the shares to be acquired are qualified for sale in the state in which the shareholder resides. Exchanges of shares generally will constitute a taxable transaction except for IRAs, Keogh Plans and other qualified or tax-exempt accounts. The exchange privilege may be terminated or modified upon 60 days’ written notice. Further information about the exchange privilege may be obtained by calling Shareholder/Dealer Services at (800) 858-8850.

If a shareholder acquires Class A shares through an exchange from another of SAMF where the original purchase of such fund’s Class A shares was not subject to an initial sales charge because the purchase was in excess of $1 million, such shareholder will remain subject to the CDSC, if any, as described in the Prospectus, applicable to such redemptions. In such event, the period for which the original shares were held prior to the exchange will be “tacked” with the holding period of the shares acquired in the exchange for purposes of determining whether the CDSC is applicable upon a redemption of any of such shares.

A shareholder who acquires Class B or Class C shares through an exchange from another of SAMF will retain liability for any CDSC outstanding on the date of the exchange. In such event, the period for which the original shares were held prior to the exchange will be “tacked” with the holding period of the shares acquired in the exchange for purposes of determining what, if any, CDSC is applicable upon a redemption of any of such shares and the timing of conversion of Class B shares to Class A.

Because excessive trading (including short-term “market timing” trading) can hurt a Fund’s performance, each Fund may refuse any exchange sell order: (1) if it appears to be a market timing transaction involving a significant portion of a Fund’s assets; or (2) from any shareholder account if previous use of the exchange privilege is considered excessive. Accounts under common ownership or control, including, but not limited to, those with the same taxpayer identification number and those administered so as to redeem or purchase shares based upon certain predetermined market indications, will be considered one account for this purpose.

In addition, a Fund reserves the right to refuse any exchange purchase order if, in the judgment of AIG SunAmerica, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. A shareholder’s purchase exchange may be restricted or refused if the Fund receives or anticipates simultaneous orders affecting significant portions of the Fund’s assets. In particular, a pattern of excessive exchanges that coincide with a “market timing” strategy may be disruptive to the Fund and may therefore be refused.

DETERMINATION OF NET ASSET VALUE

Shares of each class of each Fund are valued at least daily as of the close of regular trading on the NYSE (generally, 4:00 p.m. Eastern Time). Each Fund calculates the net asset value of its shares by dividing the total value of its net assets by the number of shares outstanding. The days and times of such computation may, in the future, be changed by the Trustees in the event that the portfolio securities are traded in significant amounts in markets other than the NYSE, or on days or at times other than those during which the NYSE is open for trading.

Stocks are generally valued based upon closing sales prices reported on recognized securities exchanges. Stocks listed on the NASDAQ are valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sale price unless the reported trade for the stock is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. For listed securities having no sales reported and for unlisted securities, such securities will be valued based upon the last reported bid price.

As of the close of regular trading on the NYSE, securities traded primarily on security exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security’s price is available from more than one exchange, a portfolio uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Fund’s shares, and the Fund may determine that certain closing prices are unreliable. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U. S. securities markets, and the performance of instruments trading in U. S. markets that represent foreign securities and baskets of foreign securities. If the Fund determines that closing prices do not reflect the fair value of the securities, the Fund will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the NYSE. The Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open. For foreign equity securities, the Fund uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.

Non-convertible bonds and debentures, other long-term debt securities, and short term debt securities with maturities in excess of 60 days, are valued at bid prices obtained for the day of valuation from a bond pricing service, when such prices are available. If a vendor quote is unavailable the securities may be priced at the mean of two independent quotes obtained from brokers. Securities for which market quotations are not readily available are valued as determined pursuant to procedures adopted in good faith by the Board of Directors. The value of any shares of open-end funds held by a Fund will be calculated using the NAV of such funds. The Prospectus for any such open-end funds should explain the circumstances under which these funds use fair value pricing and the effects of using fair value pricing.

Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, are amortized to maturity based on the value determined on the 61st day.

Future contracts and options traded on national securities exchanges are valued as of the close of the exchange upon which they trade. Forward contracts are valued at the 4:00 p.m. Eastern Time forward rate. Other securities are valued on the basis of last sale or bid price (if a last sale price is not available) in what is, in the opinion of the Adviser or Subadviser, the broadest and most representative market, that may be either a securities exchange or the over-the-counter market. Swap contracts are market to market daily based upon quotations from market makers. Mutual funds held by the Fund are valued at the net asset value (market value) of the underlying fund. Senior Secured Floating Rate Loans (“Loans”) for which an active secondary market exists to a reliable degree, will be valued at the mean of the last available bid and ask prices in the market for such Loans, as provided by a third party pricing service.

Securities for which market quotations are not readily available, or whose value may have been significantly impacted by a development/significant event, are valued as determined pursuant to procedures adopted in good faith by the Board of Trustees.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

For each Fund, except the Balanced Assets Fund and Growth and Income Fund, dividends from net investment income, if any, and the excess of net realized long-term capital gains over net short-term capital losses (“capital gain distributions”), if any, will be distributed to the registered holders at least annually. The Balanced Assets Fund and Growth and Income Fund will declare and pay dividends from net investment income quarterly. Each of the Funds reserves the right to declare and pay dividends less frequently than as disclosed above, provided that the net realized capital gains and net investment income, if any, are paid at least annually. With respect to capital gain distributions, each Fund’s policy is to offset any prior year capital loss carry forward against any realized capital gains, and, accordingly, no distribution of capital gains will be made until gains have been realized in excess of any such loss carry forward.

Dividends and distributions will be paid in additional Fund shares based on the net asset value at the Fund’s close of business on the dividend date or, unless the shareholder notifies the Fund at least five business days prior to the payment date to receive such distributions in excess of $10 in cash.

Taxes

Each Fund is qualified, intends to remain qualified and elects to be treated as a regulated investment company (“RICs”) under Subchapter M of the Code for each taxable year. As long as each Fund so qualifies, each Fund (but not its shareholders) will not be subject to U.S. Federal income tax on the part of its net ordinary income and realized net capital gains that it distributes to shareholders. Each Fund intends to distribute substantially all of such income.

In order to remain qualified as a RIC, each Fund generally must, among other things, (a) derive at least 90% of its gross income in each taxable year from dividends, interest, proceeds from loans of securities, gains from the sale or other disposition of stock or securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income) and certain other related income; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of each Fund’s assets is represented by cash and cash items, government securities, securities of other RICs and other securities limited, in respect of any one issuer, to an amount no greater than 5% of each Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies), any two or more issuers of which the Fund owns 20% or more of the voting securities and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.

Fund investments in partnerships, including in qualified publicly traded partnerships, may result in a Fund’s being subject to state, local or foreign income, franchise or withholding tax liabilities.

As a RIC, each Fund will not be subject to U.S. Federal income tax on its income and net capital gains that it distributes provided that it distributes to shareholders an amount equal to at least 90% of its investment company taxable income, and 90% of its net tax exempt interest income, for the taxable year. Each Fund intends to distribute sufficient income to meet this qualification requirement.

Under the Code, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid the tax, each Fund must distribute during each calendar year the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its net capital gains, i.e., net long-term capital gains in excess of its short-term capital losses for the one-year period ending on October 31 of the calendar year, and (3) all ordinary income and net capital gains for the previous years that were not distributed during such years. To avoid application of the excise tax, each Fund intends to make distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid during the calendar year if it actually is paid during the calendar year or if it is declared by the distributing Fund in October, November or December of such year, payable to shareholders of record on a date in such month but actually paid by each Fund during January of the following year. Any such distributions paid during January of the following year will be taxable to shareholders as of such December 31, in the calendar year in which such dividend is declared rather than on the date on which the distributions are received.

If, in any taxable year, a Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, a Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, including any distributions of net long-term capital gains, will be taxable to shareholders as dividend income. However, such dividends will be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if a Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If a Fund fails to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) if it qualifies as a regulated investment company in a subsequent year.

Dividends paid by each Fund from its ordinary income and distributions of each Fund’s net realized short-term capital gains (together referred to hereafter as “ordinary income dividends”) are taxable to shareholders as ordinary income, whether or not reinvested. The portion of such ordinary income dividends received from each Fund that will be eligible for the dividends received deduction for corporations will be determined on the basis of the amount of each Fund’s gross income, exclusive of capital gains from the sales of stock or securities, which is derived as dividends from domestic corporations, other than certain tax-exempt corporations and certain real estate investment trusts, and will be designated as such in a written notice to shareholders mailed not later than 60 days after the end of each taxable year. Any net capital gains (i.e., the excess of net capital gains from the sale of assets held for more than one year over net short-term capital losses, and including such gains from certain transactions in futures and options) distributed to shareholders that a fund designates as capital gains dividends will be taxable as capital gains to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. The maximum capital gains rate for individuals is currently 15%. The maximum capital gains rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income. If a Fund retains for investment an amount equal to all or a portion of its net capital gains (as defined above), it will be subject to a corporate tax on the amount retained. In that event, a Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. Federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their U.S. Federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. Federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder’s income. Organizations or persons not subject to U.S. Federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the IRS.

Special rules apply to regular dividends paid to individuals. Such a dividend, with respect to taxable years beginning on or before December 31, 2010, may be subject to tax at the rates generally applicable to long-term capital gains for individuals, provided that the individual receiving the dividend satisfies certain holding period and other requirements. Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual’s net capital gain and generally cannot be used to offset capital losses. The long-term capital gains rates will apply to: (i) 100% of the regular dividends paid by a Fund to an individual in a particular taxable year if 95% or more of the Fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) in that taxable year is attributable to qualified dividend income received by the Fund; or (ii) the portion of the regular dividends paid by a Fund to an individual in a particular taxable year that is attributable to qualified dividend income received by the Fund in that taxable year if such qualified dividend income accounts for less than 95% of the Fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) for that taxable year. For this purpose, “qualified dividend income” generally means income from dividends received by a Fund from U.S. corporations and qualified foreign corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. However, qualified dividend income does not include any dividends received from tax-exempt corporations. Also, dividends received by a Fund from a real estate investment trust (“REIT”) or another RIC generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or other RIC. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income. If a shareholder elects to treat Fund dividends as investment income for purposes of the limitation on the deductibility of investment interest, such dividends would not be a qualified dividend income.

If an individual receives a regular dividend qualifying for the long-term capital gains rates and such dividend constitutes an “extraordinary dividend,” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An “extraordinary dividend” on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

Distributions in excess of a Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in his shares of the Fund, and as a capital gain thereafter (if the shareholder holds his shares of the Fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. Federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If a Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends will be included in the Fund’s gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, a Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

Certain types of income received by a Fund from REITs, real estate mortgage investment conduits (“REMICs”), taxable mortgage pools or other investments may cause the Fund to designate some or all of its distributions as “excess inclusion income.” To Fund shareholders such excess inclusion income may (1) constitute taxable income, as “unrelated business taxable income” (“UBTI”) for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (2) not be offset by otherwise allowable deductions for tax purposes; (3) not be eligible for reduced US withholding for non-U.S. shareholders even from tax treaty countries; and (4) cause the Fund to be subject to tax if certain “disqualified organizations” as defined by the Code are

Fund shareholders. In addition, a tax-exempt shareholder could realize UBTI by virtue of, inter alia, its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

Upon a sale or exchange of its shares, a shareholder will realize a taxable gain or loss depending on its basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands. Except as discussed below, the amount of any CDSC will reduce the amount realized on the sale or exchange of shares for purposes of determining gain or loss. In the case of an individual, any such capital gain will be treated as short-term capital gain, taxable at the same rates as ordinary income if the shares were held for not more than one year and long-term capital gain taxable at the maximum rate of 15% if such shares were held for more than one year. In the case of a corporation, any such capital gain will be treated as long-term capital gain, taxable at the same rates as ordinary income, if such shares were held for more than one year. To the extent not disallowed, any such loss will be treated as long-term capital loss if such shares were held for more than one year. A loss recognized on the sale or exchange of shares held for six months or less, however, will be treated as long-term capital loss to the extent of any long-term capital gains distribution with respect to such shares.

Generally, any loss realized on a sale or exchange of shares of a Fund will be disallowed if other shares of such Fund are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Under certain circumstances the sales charge incurred in acquiring shares of a Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies if shares of a Fund are exchanged within 90 days after the date they were purchased and the new shares are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss recognized on the exchange will generally be determined by excluding from the tax basis of the shares exchanged the sales charge that was imposed on the acquisition of those shares to the extent of such reduction to the sales charge upon the exchange. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred the initial sales charge. The portion of the initial sales charge that is excluded from the basis of the exchanged shares is instead treated as an amount paid for the new shares.

Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which a Fund will be subject, since the amount of that Fund’s assets to be invested in various countries is not known. It is not anticipated that any Fund, with the exception of the International Equity Fund, will qualify to pass through to its shareholders the ability to claim as a foreign tax credit their respective shares of foreign taxes paid by such Fund.

Under the Code, gains or losses attributable to fluctuations in exchange rates that occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time such Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from sales of currencies or dispositions of debt securities or certain forward contracts, futures contracts, options or similar financial instruments denominated in a foreign currency or determined by reference to the value of one or several foreign currencies also are treated as ordinary gain or loss. These gains, referred to under the Code as “Section 988” gains or losses, increase or decrease the amount of each Fund’s investment company taxable income available to be distributed to its shareholders as ordinary income.

If a Fund purchases shares of passive foreign investment companies (“PFICs”), it may be subject to U.S. Federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on a Fund in respect of deferred taxes arising from such distributions or gains.

If a Fund were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, a Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

Alternatively, a Fund may make a mark-to-market election that will result in the Fund being treated as if it had sold and repurchased its PFIC stock at the end of each year. In such case, a Fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election must be made separately for each PFIC owned by a Fund and, once made, would be effective for all subsequent taxable years, unless revoked with the consent of the Internal Revenue Service (the “IRS”). By making the election, a Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. A Fund may have to distribute this “phantom” income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax.

The Code includes special rules applicable to the listed non-equity options, regulated futures contracts, and options on futures contracts that a Fund may write, purchase or sell. Such options and contracts are classified as Section 1256 contracts under the Code. The character of gain or loss resulting from the sale, disposition, closing out, expiration or other termination of Section 1256 contracts, except forward foreign currency exchange contracts, is generally treated as long-term capital gain or loss to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof (“60/40 gain or loss”). Such contracts, when held by a Fund at the end of a fiscal year, generally are required to be treated as sold at market value on the last day of such fiscal year for Federal income tax purposes (“marked-to-market”). Over-the-counter options are not classified as Section 1256 contracts and are not subject to the marked-to-market rule or to 60/40 gain or loss treatment. Any gains or losses recognized by a Fund from transactions in over-the-counter options written by a Fund generally constitute short-term capital gains or losses. Any gain or loss recognized by a Fund from transactions in over-the-counter options purchased by such Fund generally has the same character as the property to which the option relates as in the hands of such Fund (or would have if acquired by the Fund). When call options written, or put options purchased, by a Fund are exercised, the gain or loss realized on the sale of the underlying securities may be either short-term or long-term, depending on the holding period of the securities. In determining the amount of such gain or loss, the sales proceeds are reduced by the premium paid for the over-the-counter puts or increased by the premium received for over-the-counter calls.

A substantial portion of each Fund’s transactions in options, futures contracts and options on futures contracts, particularly its hedging transactions, may constitute “straddles” which are defined in the Code as offsetting positions with respect to personal property. A straddle in which at least one (but not all) of the positions is a Section 1256 contract would constitute a “mixed straddle” under the Code. The Code generally provides with respect to straddles (i) “loss deferral” rules which may postpone recognition for tax purposes of losses from certain closing purchase transactions or other dispositions of a position in the straddle to the extent of unrealized gains in the offsetting position, (ii) “wash sale” rules which may postpone recognition for tax purposes of losses where a position is sold and a new offsetting position is acquired within a prescribed period, (iii) “short sale” rules which may terminate the holding period of securities owned by a Fund when offsetting positions are established and which may convert certain losses from short-term to long-term, and (iv) “conversion transaction” rules which may treat all or a portion of the gain on a transaction as ordinary income rather than as capital gains. The Code provides that certain elections may be made for mixed straddles that can alter the character of the capital gain or loss recognized upon disposition of positions which form part of a straddle. Certain other elections also are provided in the Code; no determination has been reached to make any of these elections.

Code Section 1259 requires the recognition of gain (but not loss) if a Fund makes a “constructive sale” of an appreciated financial position (e.g., stock). A Fund generally will be considered to make a constructive sale of an appreciated financial position if it sells the same or substantially identical property short, enters into a futures or forward contract to deliver the same or identical property short, or enters into other similar transactions.

In general, gain or loss on a short sale, to the extent permitted, is recognized when a Fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the Fund’s hands. Except with respect to certain situations where the property used by a Fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by a Fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by a Fund for more than one year. In general, a Fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

As a result of entering into swap contracts, a Fund may make or receive periodic net payments. A Fund may also make or receive. As a result of entering into swap contracts, a Fund may make or receive periodic net payments. A Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if a Fund has been a party to the swap for more than one year). With respect to certain types of swaps, a Fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss. The tax treatment of many types of credit default swaps is uncertain.

The Growth and Income Fund may purchase debt securities (such as zero-coupon or pay-in-kind securities) that contain original issue discount. Original issue discount that accrues in a taxable year is treated as earned by a Fund and therefore is subject to the distribution requirements of the Code. Because the original issue discount earned by the Fund in a taxable year may not be represented by cash income, the Fund may have to dispose of other securities and use the proceeds to make distributions to shareholders.

A Fund may be required to backup withhold U.S. Federal income tax at the rate of 28% of all taxable distributions payable to shareholders who fail to provide their correct taxpayer identification number or fail to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder’s U.S. Federal income tax liability.

If a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Ordinary income dividends paid by a Fund to shareholders who are non-resident aliens or foreign entities generally will be subject to a 30% U.S. withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the U.S. withholding tax.

In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate). A non-U.S.

shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

In general, United States Federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of a Fund.

For taxable years beginning before January 1, 2008, properly-designated dividends are generally exempt from United States Federal withholding tax where they (i) are paid in respect of a Fund’s “qualified net interest income” (generally, a Fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a Corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of a Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). However, depending on its circumstances, a Fund may designate all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if a Fund designates the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

A distribution from a Fund to foreign shareholders who have held more than 5% of the Fund at any time during the one-year period ending on the date of distribution is treated as real property gain subject to 35% withholding tax and treated as income effectively connected to a U.S. trade or business with certain tax filing requirements applicable, if such distribution is attributable to a distribution received by the Fund from a REIT. Restrictions apply regarding wash sales and substitute payment transactions. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the U.S. withholding tax.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations currently in effect. Shareholders are urged to consult their tax advisors regarding specific questions as to Federal, state and local taxes. In addition, foreign investors should consult with their own tax advisors regarding the particular tax consequences to them of an investment in each Fund. Qualification as a RIC under the Code for tax purposes does not entail government supervision of management and investment policies.

RETIREMENT PLANS

Shares of the Funds may be purchased by various types of qualified retirement plans. The summary below is only a brief description of these plans and does not purport to be complete.

Further information or an application to invest in shares of a Fund through purchase by any of the retirement plans described below may be obtained by calling Retirement Plans at (800) 858-8850. However, it is recommended that anyone considering an acquisition of shares by a retirement plan consult a tax adviser before the acquisition is made.

Pension and Profit-Sharing Plans. Sections 401(a) and 401(k) of the Code permit employers and certain employee associations to establish qualified pension and profit sharing plans for employees, including those who are self-employed individuals or partners. Each qualified pension or profit sharing plan provides tax advantages for employers and participants. Contributions made by the employers are tax-deductible, and participants do not pay taxes on contributions or earnings until withdrawn.

Tax-Sheltered Custodial Accounts. Section 403(b)(7) of the Code permits public school employees, and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code, to establish accounts through which shares of a Fund may be purchased. Subject to certain limitations, contributions by or on behalf of these employees to such accounts, and the earnings thereon, are excluded from their gross income for tax purposes until withdrawn.

Traditional Individual Retirement Accounts. Section 408 of the Code permits eligible individuals to contribute to an individual retirement account or annuity (a “Traditional IRA”), including an account under a Simplified Employee Pension Plan, commonly referred to as a “SEP-IRA”. Traditional IRAs are subject to limitations with respect to the amount that may be contributed, the eligibility of individuals to make contributions, the amount (if any) entitled to be contributed on a deductible basis, and the time by which distributions must commence. In addition, certain distributions from some other types of retirement plans may be deposited on a tax-deferred basis in a Traditional IRA. Earnings on the funds in a Traditional IRA are not taxable until withdrawn.

Salary Reduction Simplified Employee Pension (“SARSEP”). A SARSEP offers a unique way for small employers to provide the benefit of retirement planning for their employees. Contributions are deducted from the employee’s paycheck on a before-tax basis, and are deposited into an IRA by the employer. These contributions are not included in the employee’s income and therefore are not reported or deducted on his or her tax return. Contributions and the earnings thereon are taxable when withdrawn. A SARSEP may not be established after 1996. A SARSEP established before 1997 may continue.

Savings Incentive Match Plan for Employees (“SIMPLE IRA”). This plan was introduced by a provision of the Small Business Job Protection Act of 1996 to provide small employers with a simplified tax-favored retirement plan. Contributions are deducted from the employee’s paycheck before taxes and are deposited into a SIMPLE IRA by the employer, who must make either matching contributions or non-elective contributions for the employee. Contributions are tax-deductible for the employer and participants do not pay taxes on contributions, or the earnings thereon, until they are withdrawn.

Roth IRA. Roth IRAs were introduced by the Taxpayer Relief Act of 1997. Generally under Section 408A of the Code, unmarried individuals with adjusted gross income of up to $101,000,

and married couples who file a joint return and have joint adjusted gross income of up to $159,000, may contribute to a Roth IRA. Contributions are not tax-deductible, but distribution of assets (contributions and earnings) held in the account for at least five years may be distributed tax-free under certain qualifying conditions.

Coverdell Education Savings Accounts. Coverdell Education Savings Accounts were introduced by the Taxpayer Relief Act of 1997. Generally, under Section 530 of the Code, unmarried individuals with adjusted gross income of up to $95,000, and married couples who file a joint return and have joint adjusted gross income of up to $190,000 may contribute up to $2,000 each year to a Coverdell Education Savings Account on behalf of a child under the age of 18. Contributions are not tax-deductible but distributions are tax-free if used for qualified educational expenses.

Individual (k). The Individual (k) plan is intended for owner-only businesses and businesses with employees that can be excluded under federal laws governing plan coverage requirements. The Individual(k) is a type of 401(k) plan made newly relevant to owner-only businesses because of changes made to the section 415 and 404 limits provided by the Economic Growth and Tax Relief Act of 2001 (EGTRRA). The Individual (k) generally allows for an employer contribution of 25% of compensation and an employee salary deferral up to the limit defined in IRC Section 402(g). In addition, because of its smaller size, the Individual (k) is also less complex and less costly than the typical multiple-employee 401(k) plan.

DESCRIPTION OF SHARES

Ownership of the Trust is represented by transferable shares of beneficial interest. The Declaration of Trust of the Trust (the “Declaration of Trust”) permits the Trustees to issue an unlimited number of full and fractional shares, $.01 par value, and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests of the Trust.

Currently, nine investment funds of the Trust have been authorized pursuant to the Declaration of Trust: the Blue Chip Growth Fund, the Growth Opportunities Fund, the New Century Fund, the Growth and Income Fund, the Balanced Assets Fund, the Disciplined Growth Fund, the Value Fund, the International Equity Fund and the International Small-Cap Fund. The Value Fund has been divided into five classes of shares, designated as Class A, Class B, Class C, Class I, and Class Z. The Growth Opportunities Fund, Balanced Assets Fund, Blue Chip Growth Fund, Growth and Income Fund and the International Equity Fund have been divided into four classes of shares, designated as Class A, Class B, Class C and Class I. The New Century Fund, the Disciplined Growth Fund and the International Small-Cap Fund have each been divided into three classes of shares, designated as Class A, Class B and Class C shares. The Trustees may authorize the creation of additional series of shares so as to be able to offer to investors additional investment portfolios within the Trust that would operate independently from the Trust’s present portfolios, or to distinguish among shareholders, as may be necessary, to comply with future regulations or other unforeseen circumstances. Each Fund’s shares represents the interests of the shareholders of that series in a particular portfolio of Trust assets. In the future, the Trustees may authorize the creation of additional classes of shares in the future, which may have fee structures different from those of existing classes and/or may be offered only to certain qualified investors.

Shareholders are entitled to a full vote for each full share held. The Trustees have terms of unlimited duration (subject to certain removal procedures) and have the power to alter the number of Trustees, and appoint their own successors, provided that at all times at least a majority of the Trustees have been elected by shareholders. The voting rights of shareholders are not cumulative, so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being elected, while the holders of the remaining shares would be unable to elect any Trustees. Although the Trust need not hold annual meetings of shareholders, the Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or the Declaration of Trust. Also, a shareholders’ meeting must be called, if so requested in writing by the holders of record of 10% or more of the outstanding shares of the Trust. In addition, the Trustees may be removed by the action of the holders of record of two-thirds or more of the outstanding shares. All series of shares will vote with respect to certain matters, such as election of Trustees. When all series of shares are not affected by a matter to be voted upon, such as approval of investment advisory agreements or changes in a Fund’s policies, only shareholders of the series affected by the matter may be entitled to vote.

All classes of shares of a given Fund are identical in all respects, except that (i) each class may bear differing amounts of certain class-specific expenses, (ii) Class A shares are subject to an initial sales charge and a distribution fee, (iii) Class B shares are subject to a CDSC and a distribution fee, (iv) Class C shares are subject to a CDSC and a distribution fee; (v) Class B shares convert automatically to Class A shares on the first business day of the month eight years after the purchase of such Class B shares, (vi) each class has voting rights on matters that pertain to the Rule 12b-1 plan adopted with respect to such class, except that under certain circumstances, the holders of Class B shares may be entitled to vote on material changes to the Class A Rule 12b-1 plan, (vii) Class I shares are not subject to any sales charge or any distribution fee, (viii) Class Z shares are not subject to any sales charge or any distribution fee, and (ix) each class of shares will be exchangeable only into the same class of shares of any of the other Funds or other SAMFs, not including SASFR where exchanges are only permitted for Class A shares, that offers that class. All shares of the Trust issued and outstanding and all shares offered by each Prospectus when issued are fully paid and non-assessable. Shares have no preemptive or other subscription rights and are freely transferable on the books of the Trust. In addition, shares have no conversion rights, except as described above.

The Declaration of Trust provides that no Trustee, officer, employee or agent of the Trust is liable to the Trust or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Trust, except as such liability may arise from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties. It also provides that all third persons shall look solely to the Trust’s property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Trust. The Trust shall continue, without limitation of time, subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders.

Under Massachusetts law, shareholders of a trust, such as the Trust, in certain circumstances may be held personally liable as partners for the obligations of the trust. However the Declaration of Trust, pursuant to which the Trust was organized, contains an express disclaimer of shareholder liability for acts or obligations of the Trust. The Declaration of Trust also provides for indemnification out of the Trust’s property for any shareholder held personally liable for any Trust obligation. Thus the risk of a shareholder being personally liable as a partner for obligations of the Trust, is limited to the unlikely circumstance in which the Trust itself would be unable to meet its obligations.

ADDITIONAL INFORMATION

Computation of Offering Price per Share

The following is the offering price calculation for each Class of shares of the Funds, based on the value of each Fund’s net assets as of September 30, 2007. There are no sales charges for Class I or Class Z shares and therefore the offering price for these shares of each Fund will be computed by dividing its net assets by the number of shares outstanding.

Blue Chip Growth Fund

	Class A	Class B**	Class C †	Class I
Net Assets	$51,961,305	$14,314,288	$3,958,948	$672,866
Number of Shares Outstanding	2,772,219	866,318	241,501	35,392
Net Asset Value Per Share (net assets divided by number of shares)	$18.74	$16.52	$16.39	$19.01
Sales Charge for Class A Shares: 5.75% of offering price (6.10% of net asset value per share)*	$1.14	—	—	—
Offering Price	$19.88	$16.52	$16.39	$19.01

*	Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.
**	Class B shares are not subject to an initial sales charge but may be subject to a CDSC on redemption of shares within six years of purchase.
†	The Offering Price calculations reflect the calculations for Class II shares, which were redesignated Class C shares on February 23, 2004. Class C shares may be subject to a CDSC on redemption of shares within twelve months of purchase.

Growth Opportunities Fund

	Class A	Class B**	Class C †	Class I
Net Assets	$39,646,389	$15,229,103	$8,229,981	$145,322
Number of Shares Outstanding	2,053,597	895,992	485,367	7,406
Net Asset Value Per Share (net assets divided by number of shares)	$19.31	$17.00	$16.96	$19.62
Sales Charge for Class A Shares: 5.75% of offering price (6.10% of net asset value per share)*	$1.18	—	—	—
Offering Price	$20.49	$17.00	$16.96	$19.62

*	Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.

**	Class B shares are not subject to an initial sales charge but may be subject to a CDSC on redemption of shares within six years of purchase.
†	The Offering Price calculations reflect the calculations for Class II shares, which were redesignated Class C shares on February 23, 2004. Class C shares may be subject to a CDSC on redemption of shares within twelve months of purchase.

New Century Fund

	Class A	Class B**	Class C †
Net Assets	$88,534,522	$10,701,236	$5,798,425
Number of Shares Outstanding	4,007,967	557,455	300,134
Net Asset Value Per Shares (net assets divided by number of shares)	$22.09	$19.20	$19.32
Sales Charge for Class A Shares: 5.75% of offering price (6.10% of net asset value per share)*	$1.35	—	—
Offering Price	$23.44	$19.20	$19.32

*	Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.
**	Class B shares are not subject to an initial charge but may be subject to a CDSC on redemption of shares within six years of purchase.
†	The Offering Price calculations reflect the calculations for Class II shares, which were redesignated Class C shares on February 23, 2004. Class C shares may be subject to a CDSC on redemption of shares within twelve months of purchase.

Growth and Income Fund

	Class A	Class B**	Class C†	Class I
Net Assets	$66,962,905	$19,562,062	$23,850,525	$322,780
Number of Shares Outstanding	4,215,801	1,317,009	1,607,077	20,219
Net Asset Value Per Shares (net assets divided by number of shares)	$15.88	$14.85	$14.84	$15.96
Sales Charge for Class A Shares: 5.75% of offering price (6.10% of net asset value per share)*	$0.97	—	—	—
Offering Price	$16.85	$14.85	$14.84	$15.96

*	Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.
**	Class B shares are not subject to an initial charge but may be subject to a CDSC on redemption of shares within six years of purchase.
†	The Offering Price calculations reflect the calculations for Class II shares, which were redesignated Class C shares on February 23, 2004. Class C shares may be subject to a CDCS on redemption of shares within twelve months of purchase.

Balanced Assets Fund

	Class A	Class B**	Class C†	Class I
Net Assets	$124,256,604	$14,713,809	$13,890,689	$651,953
Number of Shares Outstanding	7,862,910	933,075	879,234	41,211
Net Asset Value Per Shares (net assets divided by number of shares)	$15.80	$15.77	$15.80	$15.82
Sales Charge for Class A Shares: 5.75% of offering price (6.10% of net asset value per share)*	$0.96	—	—	—
Offering Price	$16.76	$15.77	$15.80	$15.82

*	Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.
**	Class B shares are not subject to an initial charge but may be subject to a CDSC on redemption of shares within six years of purchase.
†	The Offering Price calculations reflect the calculations for Class II shares, which were redesignated Class C shares on February 23, 2004. Class C shares may be subject to a CDSC on redemption of shares within twelve months of purchase.

Disciplined Growth Fund

	Class A	Class B**	Class C†
Net Assets	$25,773,505	$5,676,359	$28,927,080
Number of Shares Outstanding	1,478,173	340,991	1,736,422
Net Asset Value and Redemption Price Per Share (net assets divided by number of shares)	$17.44	$16.65	$16.66
Sales charge for Class A Shares 5.75% of offering price (6.10% of net asset value per shares)*	$1.06	—	—
Offering Price	$18.50	$16.65	$16.66

*	Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.
**	Class B shares are not subject to an initial charge but may be subject to a CDSC on redemption of shares within six years of purchase.
†	The Offering Price calculations reflect the calculations for Class II shares, which were redesignated Class C shares on February 23, 2004. Class C shares may be subject to a CDSC on redemption of shares within twelve months of purchase.

Value Fund

	Class A	Class B**	Class C†	Class I	Class Z
Net Assets	$126,787,511	$39,355,021	$26,071,162	$33,930	$34,644,395
Number of Shares Outstanding	6,562,962	2,157,559	1,429,512	1,757	1,718,743
Net Asset Value Per Share (net assets divided by number of shares)	$19.32	$18.24	$18.24	$19.31	$20.16
Sales charge for Class A Shares: 5.75% of offering price (6.10% of net asset value per share)*	$1.18	—	—	—	—
Offering Price	$20.50	$18.24	$18.24	$19.31	$20.16

*	Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.
**	Class B and Class Z shares are not subject to an initial charge. Class B shares may be subject to a CDSC on redemption of shares within six years of purchase.
†	The Offering Price calculations reflect the calculations for Class II shares, which were redesignated Class C shares on February 23, 2004. Class C shares may be subject to a CDSC on redemption of shares within twelve months of purchase.

International Equity Fund

	Class A	Class B**	Class C†	Class I
Net Assets	$75,407,948	$20,508,649	$26,682,694	$7,996,798
Number of Shares Outstanding	3,808,504	1,111,961	1,448,187	400,586
Net Asset Value Per Shares (net assets divided by number of shares)	$19.80	$18.44	$18.42	$19.96
Sales Charge for Class A Shares: 5.75% of offering price (6.10% of net asset value per share)*	$1.21	—	—	—
Offering Price	$21.01	$18.44	$18.42	$19.96

*	Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.
**	Class B shares are not subject to an initial charge but may be subject to a CDSC on redemption of shares within six years of purchase.
†	The Offering Price calculations reflect the calculations for Class II shares, which were redesignated Class C shares on February 23, 2004. Class C shares may be subject to a CDSC on redemption of shares within twelve months of purchase.

International Small-Cap Fund

	Class A	Class B**	Class C
Net Assets	$30,845,317	$1,181,050	$5,356,607
Number of Shares Outstanding	2,203,057	85,081	386,017
Net Asset Value Per Share (net assets divided by number of shares)	$14.00	$13.88	$13.88
Sales Charge for Class A Shares: 5.75% of offering price (6.10% of net asset value per share)*	$0.85	—	—
Offering Price	$14.85	$13.88	$13.88

*	Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.
**	Class B shares are not subject to an initial sales charge but may be subject to a CDSC on redemption of shares within six years of purchase.

Reports to Shareholders

The Trust sends audited Annual and unaudited Semi-Annual reports to shareholders of each of the Funds. In addition, the Transfer Agent sends a statement to each shareholder having an account directly with a Fund to confirm transactions in the account.

Custodian and Transfer Agent

State Street Bank and Trust Co. (“State Street”), 1776 Heritage Drive, North Quincy, MA 02171, serves as Custodian and Transfer Agent for the Funds and in those capacities maintains certain financial and accounting books and records pursuant to agreements with the Funds. Transfer Agent functions are performed for State Street, by Boston Financial Data Services, P.O. Box 419572, Kansas City, MO 64141-6572, an affiliate of State Street.

Independent Registered Public Accounting Firm and Legal Counsel

Ernst & Young LLP, 1401 McKinney, Houston, TX 77010, served as the Funds’ independent registered public accounting firm and in that capacity, examined the annual financial statements of the Trust for the financial statement periods set forth in the “Financial Highlights” tables in the Prospectus. For the financial statement periods prior to September 30, 2004 for the Value and Disciplined Growth Fund, PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, NY 10036, served as the independent registered public accounting firm.

Legal Counsel

The firm of Willkie Farr & Gallagher, LLP, 787 Seventh Avenue, New York, NY 10019, serves as legal counsel to the Funds.

FINANCIAL STATEMENTS

The Funds’ audited financial statements are incorporated in this SAI by reference to its 2007 Annual Report to Shareholders. You may request a copy by calling (800) 858-8850.

APPENDIX

CORPORATE BOND AND COMMERCIAL PAPER RATINGS

Description of Moody’s Corporate Ratings

Aaa	Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa	Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

A	Bonds rated A possess many favorable investment attributes and are considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa	Bonds rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba	Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B	Bonds rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	Bonds rated Caa are of poor standing. Such issues may be in default, or there may be present elements of danger with respect to principal or interest.

Ca	Bonds rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

i

C	Bonds rated C are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s may apply numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of the generic rating category.

Description of Moody’s Commercial Paper Ratings

The term “commercial paper” as used by Moody’s means promissory obligations not having an original maturity in excess of nine months. Moody’s makes no representations as to whether such commercial paper is by any other definition “commercial paper” or is exempt from registration under the Securities Act.

Moody’s commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody’s makes no representation that such obligations are exempt from registration under the Securities Act, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

•	Leading market positions in well-established industries

•	High rates of return on funds employed

•	Conservative capitalization structures with moderate reliance on debt and ample asset protection

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation

•	Well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

If an issuer represents to Moody’s that its commercial paper obligations are supported by the credit of another entity or entities, then the name or names of such supporting entity or entities are listed within parentheses beneath the name of the issuer, or there is a footnote referring the reader to another page for the name or names of the supporting entity or entities. In assigning ratings to such issuers, Moody’s evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment. Moody’s makes no representation and gives no opinion on the legal validity or enforceability of any support arrangement. You are cautioned to review with your counsel any questions regarding particular support arrangements.

Among the factors considered by Moody’s in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer’s industry or industries and an appraisal of speculative type risks that may be inherent in certain areas; (3) evaluation of the issuer’s products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships that exist with the issuer; and (8) recognition by management of obligations that may be present or may arise as a result of public interest questions and preparations to meet such obligations.

Description of Standard & Poor’s Corporate Debt Ratings

A Standard & Poor’s corporate or municipal rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

The ratings are based, in varying degrees, on the following considerations: (1) likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

AAA	Debt rated AAA has the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

AA	Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

A	Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB	Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.

Debt rated BB, B, CCC, CC and C are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

BB	Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions that could lead to inadequate capacity to meet timely interest and principal payment. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B	Debt rated B has a greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC	Debt rated CCC has a current identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC	The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C	The rating C is typically applied to debt subordinated to senior debt assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

CI	The rating CI is reserved for income bonds on which no interest is being paid.

D	Debt rated D is in default. The D rating is assigned on the day an interest or principal payment is missed. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or minus (-): The ratings of AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within these ratings categories.

Provisional ratings: The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood or risk of default upon failure of such completion. The investor should exercise judgment with respect to such likelihood and risk.

L	The letter “L” indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is insured by the Federal Savings & Loan Insurance Corp. or the Federal Deposit Insurance Corp. and interest is adequately collateralized.

*	Continuance of the rating is contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

NR	Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor’s does not rate a particular type of obligation as a matter of policy.

Debt Obligations of Issuers outside the U.S. and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the credit worthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards

Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (“AAA,” “AA,” “A,” “BBB,” commonly known as “investment grade” ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

Description of Standard & Poor’s Commercial Paper Ratings

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of not more than 365 days. Ratings are

v

graded into four categories, ranging from “A” for the highest quality obligations to “D” for the lowest.

A	Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

A-1	This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues designated “A-1” that are determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

A-2	Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated “A-1.”

A-3	Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effect of changes in circumstances than obligations carrying the higher designations.

B	Issues rated “B” are regarded as having only adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

C	This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D	This rating indicates that the issue is either in default or is expected to be in default upon maturity.

The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor’s by the issuer or obtained from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

PART C

OTHER INFORMATION

Item 23.	Exhibits.

(a)	(i)	Declaration of Trust, as amended. Incorporated herein by reference to Post-Effective Amendment No. 17 to Registrant’s Registration Statement on Form N-1A (File No. 33-8021) filed on January 12, 1996.

	(ii)	Amendment to Declaration of Trust. Incorporated herein by reference to Exhibit 1(c) of Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-14 (File No. 333-67880) filed on October 3, 2001.

	(iii)	Amendment to Declaration of Trust dated October 15, 2001. Incorporated herein by reference to Post-Effective Amendment No. 38 to Registrant’s Registration Statement on Form N-1A (File No. 33-8021) filed November 24, 2004.

	(iv)	Amendment to Declaration of Trust dated September 10, 2002. Incorporated herein by reference to Post-Effective Amendment No. 38 to Registrant’s Registration Statement on Form N-1A (File No. 33-8021) filed November 24, 2004.

	(v)	Amendment to Declaration of Trust dated December 31, 2003. Incorporated herein by reference to Post-Effective Amendment No. 38 to Registrant’s Registration Statement on Form N-1A (File No. 33-8021) filed November 24, 2004.

	(vi)	Amendment to Declaration of Trust dated January 27, 2004. Incorporated herein by reference to Post-Effective Amendment No. 38 to Registrant’s Registration Statement on Form N-1A (File No. 33-8021) filed November 24, 2004.

	(vii)	Amendment to Declaration of Trust dated March 28, 2006. Incorporated herein by reference to Post-Effective Amendment No. 44 to Registrant’s Registration Statement on Form N-1A (File No. 33-8021) filed May 1, 2006.

	(viii)	Amendment to Declaration of Trust dated December 7, 2006. Incorporated herein by reference to Post-Effective Amendment No. 45 to Registrant’s Registration Statement on Form N-1A (File No. 33-8021) filed on January 26, 2007.

	(ix)	Amendment to Declaration of Trust dated April 4, 2007. Incorporated herein by reference to Post-Effective Amendment No. 46 to Registrant’s Registration Statement on Form N-1A (File No. 33-8021) filed on November 29, 2007.

	(x)	Amendment to Declaration of Trust dated May 15, 2007. Incorporated herein by reference to Post-Effective Amendment No. 46 to Registrant’s Registration Statement on Form N-1A (File No. 33-8021) filed on November 29, 2007.

	(xi)	Amendment to Declaration of Trust dated August 28, 2007. Incorporated herein by reference to Post-Effective Amendment No. 46 to Registrant’s Registration Statement on Form N-1A (File No. 33-8021) filed on November 29, 2007.

(b)	(i)	By-Laws, as amended. Incorporated herein by reference to Post-Effective Amendment No. 17 to Registrant’s Registration Statement on Form N-1A (File No. 33-8021) filed on January 12, 1996.

	(ii)	Amendment No. 1 to the Bylaws. Incorporated herein by reference to Post-Effective Amendment No. 37 to Registrant’s Registration Statement on Form N-1A (File No. 33-8021) filed on January 30, 2004.

	(iii)	Amendment No. 2 to the Bylaws. Incorporated herein by reference to Post-Effective Amendment No. 37 to Registrant’s Registration Statement on Form N-1A (File No. 33-8021) filed on January 30, 2004.

	(iv)	Amendment No. 3 to the Bylaws. Incorporated herein by reference to Post-Effective Amendment No. 38 to Registrant’s Registration Statement on Form N-1A (File No. 33-8021) filed November 24, 2004.

	(v)	Amendment No. 4 to the Bylaws. Incorporated herein by reference to Post-Effective Amendment No. 38 to Registrant’s Registration Statement on Form N-1A (File No. 33-8021) filed November 24, 2004.

(c)	Instruments Defining the Rights of Shareholders. Incorporated herein by reference to Exhibits (a) and (b) above.

(d)	(i)	Investment Advisory and Management Agreement. Incorporated herein by reference to Post-Effective Amendment No. 38 to Registrant’s Registration Statement on Form N-1A (File No. 33-8021) filed November 24, 2004.

	(ii)	Investment Advisory and Management Agreement dated May 1, 2006. Incorporated by reference to Post-Effective Amendment No. 44 to Registrant’s Registration Statement on Form N-1A (File No. 33-8021) filed May 1, 2006.

	(iii)	Subadvisory Agreement between AIG SunAmerica Asset Management Corp. (“AIG SunAmerica”) and American International Group Global Investment Corp. (“AIGGIC”). Incorporated by reference to Post-Effective Amendment No. 31 to Registrant’s Registration Statement on Form N-1A (File No. 33-8021) filed on November 16, 2001.

	(iv)	Amended Subadvisory Agreement between SAAMCo and AIGGIC, dated May 1, 2006. Incorporated by reference to Post-Effective Amendment No. 44 to Registrant’s Registration Statement on Form N-1A (File No. 33-8021) filed May 1, 2006.

	(v)	Amended Subadvisory Agreement between AIG SunAmerica and AIGGIC, dated August 27, 2007. Incorporated herein by reference to Post-Effective Amendment No. 46 to Registrant’s Registration Statement on Form N-1A (File No. 33-8021) filed on November 29, 2007.

(e)	(i)	Distribution Agreement. Incorporated herein by reference to Post-Effective Amendment No. 25 to Registrant’s Registration Statement on Form N-1A (File No. 33-8021) filed on January 29, 1999.

	(ii)	Form of Selling Agreement. Incorporated herein by reference to Post-Effective Amendment No. 46 to Registrant’s Registration Statement on Form N-1A (File No. 33-8021) filed on November 29, 2007.

(f)		Directors’/Trustees’ Retirement Plan, as amended. Incorporated herein by reference to Post-Effective Amendment No. 45 to Registrant’s Registration Statement on Form N-1A (File No. 33-8021) filed on January 26, 2007.

(g)		Master Custodian Contract, Incorporated by reference to Post Effective Amendment No. 42 to the Registrant’s Registration Statement on Form N-1A (File No. 33-8021) filed on January 24, 2006.

(h)	(i)	Transfer Agency and Service Agreement. Incorporated herein by reference to Post-Effective Amendment No. 19 to the Registrant’s Registration Statement on Form N-1A (File No. 33-8021) filed on January 27, 1997.

	(ii)	Amendment to Transfer Agency & Service Agreement dated July 5, 2006. Incorporated herein by reference to Post-Effective Amendment No. 45 to Registrant’s Registration Statement on Form N-1A (File No. 33-8021) filed on January 26, 2007.

	(iii)	Service Agreement, as amended. Incorporated herein by reference to Post-Effective Amendment No. 19 to Registrant’s Registration Statement on Form N-1A (File No. 33-8021) filed on January 27, 1997.

	(iv)	Form of Administrative and Shareholder Services Agreement. Incorporated herein by reference to Exhibit (h)(iii) of Post-Effective Amendment No. 31 to SunAmerica Style Select Series, Inc.’s Registration Statement on Form N-1A (File No. 333-11283) filed on November 2, 2001.

(i)	Opinion and Consent of Counsel. Filed herewith.

(j)	(i)	Consent of Ernst & Young LLP. Filed herewith.

	(ii)	Consent of Willkie Farr & Gallagher LLP. Filed herewith.

(k)	Inapplicable.

(l)	Inapplicable.

(m)	(i)

Amended and Restated Plan of Distribution pursuant to Rule 12b-1 (Class A Shares). Incorporated herein by reference to Post-Effective Amendment No. 46 to Registrant’s Registration Statement on Form N-1A (File No. 33-8021) filed on November 29, 2007.

(ii)

Amended and Restated Plan of Distribution pursuant to Rule 12b-1 (Class B Shares). Incorporated herein by reference to Post-Effective Amendment No. 46 to Registrant’s Registration Statement on Form N-1A (File No. 33-8021) filed on November 29, 2007.

	(iii)	Amended and Restated Plan of Distribution pursuant to Rule 12b-1 (Class C Shares). Incorporated herein by reference to Post-Effective Amendment No. 46 to Registrant’s Registration Statement on Form N-1A (File No. 33-8021) filed on November 29, 2007.

	(iv)	SunAmerica International Small-Cap Fund Amended and Restated Plan of Distribution pursuant to Rule 12b-1 (Class A Shares). Incorporated herein by reference to Post-Effective Amendment No. 46 to Registrant’s Registration Statement on Form N-1A (File No. 33-8021) filed on November 29, 2007.

	(v)	SunAmerica International Small-Cap Fund Amended and Restated Plan of Distribution pursuant to Rule 12b-1 (Class B Shares). Incorporated herein by reference to Post-Effective Amendment No. 46 to Registrant’s Registration Statement on Form N-1A (File No. 33-8021) filed on November 29, 2007.

	(vi)	SunAmerica International Small-Cap Fund Amended and Restated Plan of Distribution pursuant to Rule 12b-1 (Class C Shares). Incorporated herein by reference to Post-Effective Amendment No. 46 to Registrant’s Registration Statement on Form N-1A (File No. 33-8021) filed on November 29, 2007.

(n)

Amended and Restated Plan Pursuant to Rule 18f-3. Incorporated herein by reference to Post-Effective Amendment No. 34 to Registrant’s Registration Statement on Form N-1A (File No. 33-8021) filed on January 30, 2002.

(o)		Reserved.

(p)	(i)	Code of Ethics for Registrant, AIG SunAmerica and AIG SunAmerica Capital Services, Inc. Incorporated herein by reference to Post-Effective Amendment No. 36 to Registrant’s Registration Statement on Form N-1A (File No. 33-8021) filed on January 27, 2005.

	(ii)	Code of Ethics for AIGGIC. Incorporated by reference to Post-effective Amendment No. 44 to Registrant’s Registration Statement on Form N-1A (File No. 33-8021) filed on May 1, 2006.

(q)	(i)	Power of Attorney. Incorporated herein by reference to Post-Effective Amendment No. 46 to Registrant’s Registration Statement on Form N-1A (File No. 33-8021) filed on November 29, 2007.

Item 24.	Persons Controlled By or Under Common Control with Registrant.

The following open-end management investment companies may be considered to be under common control with the Registrant:

SunAmerica Focused Series, Inc.

SunAmerica Income Funds

SunAmerica Money Market Funds, Inc.

SunAmerica Senior Floating Rate Fund, Inc.

AIG Series Trust

Anchor Series Trust

Item 25.	Indemnification.

5.1 Indemnification of Trustees, Officers, Employees and Agents.

(a) SunAmerica Equity Funds (the “Trust”) shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Trust or any of its shareholders) by reason of the fact that he is or was a Trustee, officer, employee or agent of the Trust. The indemnification shall be against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement, actually and reasonably incurred by him in connection with the action, suit or proceeding, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceedings, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgement, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that, the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

(b) The Trust shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or on behalf of the Trust or any of its shareholders to obtain a judgment or decree in its favor by reason of the fact that he is or was a Trustee, officer, employee or agent of the Trust. The indemnification shall be against expenses, including attorneys’ fees, actually and reasonably incurred by him in connection with the defense or settlement of the action or suit, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust; except that such indemnification shall preclude payment upon any liability, whether or not there is an adjudication of liability, arising by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties as described in section 17(h) and (i) of the Investment Company Act of 1940 (the “1940 Act”)

(c) To the extent that a Trustee, officer, employee or agent of the Trust has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in subsections (a) or (b) or in defense of any claim, issue or matter therein, he shall be indemnified against expenses, including attorneys’ fees, actually and reasonably incurred by him in connection therewith.

(d) (1) Unless a court orders otherwise, any indemnification under subsections (a) or (b) of this section may be made by the Trust only as authorized in the specific case after a determination that indemnification of the Trustee, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in subsections (a) or (b).

 (2) The determination shall be made:

(i) by the Trustees, by a majority vote of a quorum which consists of Trustees who were not parties to the action, suit or proceeding; or

(ii) if the required quorum is not obtainable, or if a quorum of disinterested Trustees so directs, by independent legal counsel in a written opinion; or

(iii) by the Shareholders.

 (3) Notwithstanding the provisions of this Section 5.1, no person shall be entitled to indemnification for any liability, whether or not there is an adjudication of liability, arising by reason of willful malfeasance, bad faith, gross negligence or reckless disregard of duties as described in Section 17(h) and (i) of the 1940 Act (“Disabling Conduct”). A person shall be deemed not liable by reason of Disabling Conduct if, either:

(i) a final decision on the merits is made by a court or other body before whom the proceeding was brought that the person to be indemnified (“Indemnitee”) was not liable by reason of Disabling Conduct; or

(ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Indemnitee was not liable by reason of Disabling Conduct, is made by either

(A) a majority of a quorum of Trustees who are neither “interested persons” of the Trust, as defined in section 2(a)(19) of the 1940 Act, nor parties to the action, suit or proceeding; or

(B) an independent legal counsel in a written opinion.

(e) Expenses, including attorneys’ fees, incurred by a Trustee, officer, employee or agent of the Trust in defending a civil or criminal action, suit or proceeding may be paid by the Trust in advance of the final disposition thereof if:

(1) authorized in the specific case by the Trustees; and

(2) the Trust receives an undertaking by or on behalf of the Trustee, officer, employee or agent of the Trust to repay the advance if it is not ultimately determined that such person is entitled to be indemnified by the Trust; and

(3) either,

(i) such person provides a security for his undertaking; or

(ii) the Trust is insured against losses by reason of any lawful advances; or

(iii) a determination, based on a review or readily available facts, that there is reason to believe that such person ultimately will be found entitled to indemnification, is made by either

(A) A majority of a quorum which consists of Trustees who are neither “interested persons” of the Trust, as defined in section 2(a)(19) of the 1940 Act, nor parties to the action, suit or proceeding; or

(B) an independent legal counsel in a written opinion.

(f) The indemnification provided by this Section shall not be deemed exclusive of any other rights to which a person may be entitled under any by-law, agreement, vote of Shareholders or disinterested Trustees or otherwise, both as to action in his official capacity and as to action in another application while holding office, and shall continue as to a person who has ceased to be a Trustee, officer, employee or agent and inure to the benefit of the heirs, executors and administrators of such person; provided that no person may satisfy any right of indemnity or reimbursement granted herein or to which he may be otherwise entitled except out of the property of the Trust, and no Shareholder, as such, shall be personally liable with respect to any claim for indemnity or reimbursement or otherwise.

(g) The Trust may purchase and maintain insurance on behalf of any person who is or was a Trustee, officer, employee or agent of the Trust, against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such. However, in no event will the Trust pay that portion of insurance premiums, if any, attributable to coverage which would indemnify any officer of Trustee against liability for Disabling Conduct.

(h) Nothing contained in this Section shall be construed to protect any Trustee or officer of the Trust against any liability to the Trust or to its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Item 26.	Business and Other Connections of the Investment Adviser.

The description of AIG SunAmerica, the Registrant’s investment adviser, and AIGGIC, the Registrant’s subadviser, under the heading “Fund Management” in the Prospectus and “Adviser, Personal Securities Trading, Distributor and Servicing Agent” in the Statement of Additional Information, constituting parts A and B, respectively, of this Post-Effective Amendment to the Registration Statement, are incorporated herein by reference.

Information concerning business and other connections of AIGGIC’s directors and officers is incorporated herein by reference to AIGGIC’s Form ADV (File No 801-18759) which is currently on file with the SEC. The following chart provides the names of each director, officer or partner of AIG SunAmerica and describes any other business, profession, vocation or employment of a substantial nature that each such person has been engaged during the last two fiscal years for his or her own account or in the capacity of director, officer, employee, partner or trustee.

Name	Adviser	Position with Adviser	Other positions held by directors, officers or partners of the Adviser
Peter A. Harbeck	AIG SunAmerica	Director, President and Chief Executive Officer	Director, AIG SunAmerica Capital Services, Inc., President and Chief Executive Officer, AIG Advisor Group, Inc.

Jay S. Wintrob	AIG SunAmerica	Director	Executive Vice President, American International Group, Inc.* President & Chief Executive Officer, AIG Retirement Services, Inc.* Director, AIG Advisor Group, Inc.*

Christine A. Nixon	AIG SunAmerica	Director, Secretary

Senior Vice President, General Counsel &

Secretary, AIG Retirement Services, Inc.*

Secretary, AIG Advisor Group, Inc.*

Senior Vice President & Secretary, AIG

SunAmerica Life Assurance Company*

Senior Vice President & Secretary, First

SunAmerica Life Insurance Company*

Senior Vice President, General Counsel &

Secretary, SunAmerica Life Insurance

Company*

Christopher Swift	AIG SunAmerica	Director	Vice President, American International Group, Inc.* Director, AIG Retirement Services, Inc* Director, First SunAmerica Life Insurance Company* Director, AIG Advisor Group, Inc.*

James Nichols	AIG SunAmerica	Senior Vice President	President, Chief Executive Officer, AIG SunAmerica Capital Services, Inc.

Vincent M. Marra	AIG SunAmerica	Senior Vice President	None

John T. Genoy	AIG SunAmerica	Senior Vice President, Chief Financial Officer, Chief Operating Officer	President, AIG SunAmerica Fund Services, Inc.

Timothy P. Pettee	AIG SunAmerica	Senior Vice President. Chief Investment Officer	None

Suzanne Onyskow	AIG SunAmerica	Senior Vice President, Chief Administration Officer	None

Cynthia A. Gibbons	AIG SunAmerica	Vice President	Chief Compliance Officer, AIG SunAmerica (2002-2006)

Debbie Potash-Turner	AIG SunAmerica	Senior Vice President	Senior Vice President, Chief Financial Officer & Controller, AIG SunAmerica Capital Services, Inc.

Michael Cheah	AIG SunAmerica	Senior Vice President	None

Donna M. Handel	AIG SunAmerica	Senior Vice President	None

Steven Neimeth	AIG SunAmerica	Senior Vice President	None

Jay Rushin	AIG SunAmerica	Senior Vice President	Portfolio Manager (1998-2005) AIM Investments 11 Greenway Plaza, Ste. 1919 Houston, TX 77046

Gregory N. Bressler	AIG SunAmerica	Senior Vice President, General Counsel, Assistant Secretary	None

Frank Curran	AIG SunAmerica	Vice President, Controller	None

Kathleen Fuentes	AIG SunAmerica	Vice President	Associate (from 1998-2006) Paul Hastings, Janofsky & Walker, LLP Park Avenue Tower 75 E. 55th Street First Floor New York, NY 10022

Thomas Bennett	AIG SunAmerica	Vice President	None

Nori L. Gabert	AIG SunAmerica	Vice President	None

Gregory Kingston	AIG SunAmerica	Vice President	None

Allison Larkin	AIG SunAmerica	Vice President	None

Geroge Mitrica	AIG SunAmerica	Vice President	None

Iris Mojica	AIG SunAmerica	Vice President	None

James Monaghan	AIG SunAmerica	Vice President	None

Gregory S. Parker	AIG SunAmerica	Vice President	None

Stephen A. Schoepke	AIG SunAmerica	Vice President	None

Andrew Sheridan	AIG SunAmerica	Vice President	None

Guillermo Taveras	AIG SunAmerica	Vice President	None

Betsy Treitler	AIG SunAmerica	Vice President	None

Cecilia Rosado	AIG SunAmerica	Assistant Vice President	None

Kathryn Pearce	AIG SunAmerica	Vice President	None

Keith Roach	AIG SunAmerica	Vice President	None

Patricia Auld	AIG SunAmerica	Vice President	None

Miriam Gonzalez	AIG SunAmerica	Vice President	None

Virginia N. Puzon	AIG SunAmerica	Vice President

Director, Corporate Legal Affairs and Assistant Secretary AIG Retirement Services, Inc.

Assistant Secretary, AIG Advisor Group, Inc.

AIG SunAmerica Life Assurance Company

SunAmerica Life Insurance Company

Matthew J. Hackethal	AIG SunAmerica	Chief Compliance Officer	Vice President, Credit Suisse Asset Management Eleven Madison Avenue New York, NY 10010 (2002-2006)

*	Principal Business Addresses:

American International Group, Inc., 70 Pine Street, New York, NY 10270

AIG Retirement Services, Inc, 1 SunAmerica Center, Los Angeles, CA 90067

AIG Advisor Group, Inc., One World Financial Center, New York, NY 10281,

2300 Windy Ridge Parkway, Suite 1100, Atlanta, Georgia 30339,

2800 N. Central Ave. Ste. 2100, Phoenix, AZ 85004-1072,

AIG SunAmerica Life Assurance Company, 1 SunAmerica Center, Los Angeles, CA 90067

First SunAmerica Life Insurance Company, 733 Third Avenue, New York, NY 10017

SunAmerica Life Insurance Company, 1 SunAmerica Center, Los Angeles, CA 90067

Reference is also made to the caption “Fund Management” in the Prospectus constituting Part A of the Registration Statement and “Adviser, Personal Securities Trading, Distributor and Administrator” and “Trustees and Officers” in the Statement of Additional Information constituting Part B of the Registration Statement.

Item 27.	Principal Underwriters.

(a)	The principal underwriter of the Registrant also acts as principal underwriter for:

SunAmerica Income Funds

SunAmerica Money Market Funds, Inc.

SunAmerica Senior Floating Rate Fund, Inc.

SunAmerica Focused Series, Inc.

SunAmerica Series Trust

AIG Series Trust

(b)	The following persons are the officers and directors of AIG SunAmerica Capital Services, Inc., the principal underwriter of Registrant’s Shares:

Name and Principal Business Address	Position With Underwriter	Position with the Registrant

Peter A. Harbeck Harborside Financial Center 3200 Plaza 5 Jersey City, NJ 07311	Director	Trustee

James Nichols Harborside Financial Center 3200 Plaza 5 Jersey City, NJ 07311	Chief Executive Officer President and Director	Vice President

(c)	Inapplicable.

Item 28.	Location and Accounts and Records.

AIG SunAmerica, Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992 and 2929 Allen Parkway, Houston, Texas, or an affiliate thereof, maintains physical possession of each such accounts, books or other documents of Registrant, except for those maintained by Registrant’s custodian, State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, MA 02171, and its affiliate, Boston Financial Data Services, P.O. Box 219572, Kansas City, MO 64121-5972.

AIGGIC is located at 70 Pine Street, New York, NY 10038.

Item 29.	Management Services.

Inapplicable.

Item 30.	Undertakings.

Inapplicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 47 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Jersey City, and State of New Jersey, on the 29th day of January, 2008.

SUNAMERICA EQUITY FUNDS
(Registrant)

By:	/s/ John Genoy
John Genoy
President

Pursuant to the requirements of the Securities Act, the Post-Effective Amendment No. 47 to the Registrant’s Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the dates indicated:

Signatures	Title	Date

/s/ John Genoy John Genoy	President (Principal Executive Officer)	January 29, 2008

/s/ Donna M.Handel Donna M. Handel	Treasurer (Principal Financial and Accounting Officer)	January 29, 2008

* Peter A. Harbeck	Trustee	January 29, 2008

* Jeffrey S. Burum	Trustee	January 29, 2008

* Samuel M. Eisenstat	Trustee	January 29, 2008

* Stephen J. Gutman	Trustee	January 29, 2008

* William F. Devin	Trustee	January 29, 2008

* Dr. Judith L. Craven	Trustee	January 29, 2008

* William J. Shea	Trustee	January 29, 2008

*By: /s/ Kathleen Fuentes Kathleen Fuentes as Attorney-in-Fact		January 29, 2008

EXHIBIT INDEX

Ex. Number	Description
(i)	Legal Opinion of Counsel.

(j)(i)	Consent of Ernst & Young, LLP.

(j)(ii)	Consent of Willkie Farr & Gallagher, LLP.